UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8194

FINANCIAL INVESTORS TRUST

(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

David T. Buhler, Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:      April 30

Date of reporting period:   May 1, 2014 – October 31, 2014

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT (October 31, 2014)

ASPEN PARTNERS

ASPEN MANAGED FUTURES STRATEGY FUND

CLASS A SHARES (MFBPX)
CLASS I SHARES (MFBTX)

Aspen Managed Futures Strategy Fund	Manager Commentary
October 31, 2014 (Unaudited)

November 11, 2014

Performance Results

For the six-month period ending October 31, 2014, the Class I shares of the Aspen Managed Futures Strategy Fund (the “Fund”) posted a gain of 5.51%. Per its mandate, the Fund maintained very tight correlation1 to the Aspen Managed Futures Beta Index (“AMFBI” or the “Index”)2. The Index uses a combination of trend and counter-trend algorithms to determine exposures to 23 futures markets. In following the Index, the Fund can take long or short exposures to each of the eligible markets. A long position in a futures market will profit if the price of the futures contract rises, and a short position will profit if the price of the futures contract falls.

The Newedge CTA Index3, a managed futures benchmark, returned 8.99% in the same timeframe. It is important to note that there are substantive differences between the Fund and these indices in terms of construction. There were no significant changes to the Fund strategy during this period.

Explanation of Fund Performance

The Fund was flat in May (0.0%) and slightly down in June (-0.1%). These months perpetuated an extremely low volatility market backdrop that had been evident since early spring. Because the Index that is tracked by the Fund does not have a volatility target, Fund returns joined underlying asset returns in their low volatility state. In fact, the Fund’s daily returns represented a one-penny or zero-penny change in Fund NAV (approximately +/-0.1%) on about 55% of all days over this two-month period.

July (+0.4%), August (+1.4%), and September (+5.5%) represented the strongest quarter for the Fund since it launched, with September in particular being the best month in the Fund’s history. The primary driver of Fund returns was growing strength in the US dollar. This manifested itself as strongly positive returns for short trends in the currency and commodity asset classes. (The markets in both asset classes were almost exclusively short for most of the quarter, representing a rising dollar bet.) Interestingly, the Fund outperformed most managed futures benchmarks in July and September—down months for equities—and underperformed the benchmarks in August—an up month for equities. This reinforces a pattern, now noticeable for at least the past two years, of Fund returns being less beholden to equities than are the returns of many competing managed futures products.

The early days of October witnessed a continued downtrend in equity returns, leading the Fund to adopt a portfolio that was positioned as a strong hedge against further risk asset losses. However, equities rallied mid-month, and US equities in particular managed to rise back to near-record highs, after hitting a nearly 10% drawdown prior to the rally. This caused a whipsaw reversal in the Fund through much of the month. After attenuating negative-risk positions, the Fund benefitted the last two days of the month from the end of the Fed’s Quantitative Easing4 policies, which caused currencies and commodities to resume their strong decline against the US dollar. Gains on those days reduced Fund losses to -1.6% for the entire month.

Outlook

The U.S. capital markets successfully weathered a number of geopolitical risk shocks through the six month period ending in October. These included the evolution of ISIS and its activities in Syria; a spreading Ebola epidemic; and political unrest in Hong Kong. U.S. stocks ended the period with a small gain of approximately 7%. Foreign equities lagged, booking profits of 3-4%. Bonds were up modestly during the period.

In our view, the end of bond buying by the Federal Reserve (which was announced at end of October) should support a number of macroeconomic themes. One example is the strengthening dollar, which is reinforced by the potential for higher rates in the U.S. As our domestic economy continues to outpace the rest of the world, capital may continue being drawn to investment opportunities here, which should result in more demand for the greenback.

Lower energy prices are another macro theme that we expect to continue. The economic slowdown in Europe and Asia, combined with increased production in the U.S., is likely to create a supply/demand imbalance that favors cheaper crude oil. And since crude is denominated in dollars, a rise in the currency makes the commodity less attractive to foreign buyers, forcing prices even lower.

Finally, we expect the U.S. economy to continue its impressive growth. One reason is cheaper energy prices. The other is robust earnings from domestic companies and increased investment from overseas investors seeking more opportunity.

Although these three themes might be difficult to express in a traditional portfolio, they can potentially be captured in one that includes the AMFBI. Current positions in the Index include (but are not limited to) a long dollar holding versus the Japanese yen, Euro, and Canadian currencies. The Index is also short crude and heating oil, and long U.S. equities while short European stocks. The AMFBI is rebalanced weekly to ensure that relevant changes in the macroeconomic landscape are reflected in our holdings.

We realize that amidst the opportunities afforded by the U.S. capital markets, clients may be hesitant to commit at such lofty stock market valuations. In our opinion, one way to counter such resistance is to increase diversification via a managed futures component. Such an allocation gives investors the possibility of exposure to investment themes such as the ones mentioned above, but with the added benefit of non-correlation during volatile market conditions. We believe a managed futures investment can serve as a logical addendum to an intelligently designed stock-bond portfolio.

Sincerely,

Bryan R. Fisher (Managing Director)

William Ware Bush (Director)

Semi-Annual Report | October 31, 2014	1

Aspen Managed Futures Strategy Fund	Manager Commentary
October 31, 2014 (Unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Aspen Partners Ltd. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

[1]	Correlation - a statistical measure of how two securities move in relation to each other.
[2]

Aspen Managed Futures Beta Index - The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Index.

[3]

The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. You cannot invest directly in the Index.

[4]

Quantitative Easing - An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply.

2	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Manager Commentary
October 31, 2014 (Unaudited)

Cumulative Total Return Performance as of October 31, 2014

Aspen Managed Futures Strategy Fund	Calendar Year-to-Date	1 Year	3 Year	Since Inception*
Aspen Managed Futures Strategy Fund - Class A (NAV)(1)	0.96%	4.55%	0.59%	-1.32%
Aspen Managed Futures Strategy Fund - Class A (MOP)(2)	-4.55%	-1.17%	-1.30%	-3.02%
Aspen Managed Futures Strategy Fund - Class I	1.16%	5.06%	0.97%	-0.94%
Newedge CTA Index(3)	7.15%	9.58%	1.53%	-0.02%
Aspen Managed Futures Beta Index(4)	1.28%	4.57%	1.90%	-3.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-845-9444.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund Inception date of August 2, 2011.

(1)	Net Asset Value (NAV) is the share price without sales charges.

(2)	Maximum Offering Price (MOP) includes sales charges. Class A returns include effects of the Fund’s maximum sales charge of 5.50%.

(3)

The Newedge CTA Index provides the market with a reliable daily performance benchmark of major commodity trading advisors (CTAs). The Newedge CTA Index calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Selection of the pool of qualified CTAs used in construction of the Index will be conducted annually, with re-balancing on January 1st of each year. A committee of industry professionals has been established to monitor the methodology of the index on a regular basis. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(4)

Aspen Managed Futures Beta Index – The Managed Futures Beta Index is constructed using a quantitative, rules-based model designed to replicate the trend-following and counter-trend exposure of futures markets by allocating assets to liquid futures contracts of certain financial and commodities futures markets. The Index therefore seeks to reflect the performance of strategies and exposures common to a broad universe of futures markets, i.e., managed futures beta. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Portfolio Composition as of October 31, 2014 As a percentage of Net Assets

Performance of $10,000 Initial Investment (as of October 31, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | October 31, 2014	3

Aspen Managed Futures Strategy Fund	Consolidated Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2014 through October 31, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Expense Ratio(a)	Expenses Paid During period 5/1/14 - 10/31/14(b)

Class A
Actual	$1,000.00	$1,053.50	1.64%	$8.49
Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	1.64%	$8.34
Class I
Actual	$1,000.00	$1,055.10	1.28%	$6.63
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	1.28%	$6.51

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

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Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
October 31, 2014 (Unaudited)

	Principal Amount/ Shares	Value (Note 2)
GOVERNMENT BONDS (27.18%)
U.S. TREASURY NOTES (27.18%)
0.250%, 10/31/2015	$5,000,000	$5,005,470
0.250%, 11/30/2015	7,013,000	7,019,578
0.250%, 12/31/2015	9,029,000	9,036,756
0.375%, 01/31/2016	6,006,000	6,019,141
0.250%, 02/29/2016	6,019,000	6,020,409
0.375%, 03/31/2016	5,042,000	5,048,696
0.375%, 04/30/2016	5,019,000	5,024,099
0.375%, 05/31/2016	7,029,000	7,033,941
0.500%, 08/31/2016	5,042,000	5,049,089

TOTAL GOVERNMENT BONDS

(Cost $55,157,662)		55,257,179

SHORT TERM INVESTMENTS (38.68%)
MONEY MARKET FUND (4.23%)
Dreyfus Treasury & Agency Cash Management Fund - Institutional Shares, 7-day yield, 0.021%	8,588,030	8,588,030
U.S. TREASURY BILLS (34.45%)
0.020%, 11/13/2014(a)	7,500,000	7,499,792
0.096%, 12/11/2014(a)	5,000,000	4,999,466
0.087%, 01/08/2015(a)	4,250,000	4,249,979
0.099%, 02/05/2015(a)	10,000,000	9,999,550
0.062%, 03/05/2015(a)	5,000,000	4,999,365
0.073%, 04/02/2015(a)	6,500,000	6,498,986
0.074%, 04/30/2015(a)	4,300,000	4,298,989
0.069%, 05/28/2015(a)	5,500,000	5,498,663
0.045%, 06/25/2015(a)	5,500,000	5,497,586
0.066%, 07/23/2015(a)	6,750,000	6,746,436
0.090%, 08/20/2015(a)	5,750,000	5,746,527
0.063%, 09/17/2015(a)	4,000,000	3,997,260

		70,032,599

TOTAL SHORT TERM INVESTMENTS (Cost $78,615,777)		78,620,629

TOTAL INVESTMENTS (65.86%) (Cost $133,773,439)		$133,877,808

Other Assets In Excess Of Liabilities (34.14%)		69,412,589 (b)

NET ASSETS (100.00%)		$203,290,397

(a)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(b)	Includes cash which is being held as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | October 31, 2014	5

Aspen Managed Futures Strategy Fund	Consolidated Schedule of Investments
October 31, 2014 (Unaudited)

FUTURES CONTRACTS

At October 31, 2014, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation
Commodity Contracts
Gold 100 Oz Future	Short	66	12/30/2014	$(7,732,560)	$493,061
New York Harbor ULSD Future	Short	114	12/01/2014	(12,022,189)	59,934
Silver Future	Short	138	12/30/2014	(11,113,140)	1,678,872
Sugar No. 11 (World) Future	Short	442	03/02/2015	(7,940,442)	64,776
WTI Crude Oil Future	Short	147	11/21/2014	(11,839,380)	58,292
Equity Contracts
Nikkei 225 Index Future	Long	81	12/12/2014	6,913,350	554,692
S&P 500® E-mini Future	Long	126	12/22/2014	12,671,820	238,897
Fixed Income Contracts
Euro-Bund Future	Long	210	12/09/2014	39,713,656	241,798
Long Gilt Future	Long	216	12/30/2014	39,770,924	107,741
Foreign Currency Contracts
Canadian Dollar Currency Future	Short	535	12/17/2014	(47,401,000)	763,095
Euro FX Currency Future	Short	207	12/16/2014	(32,421,375)	966,484
Japanese Yen Currency Future	Short	274	12/16/2014	(30,509,900)	1,433,971
Swiss Franc Currency Future	Short	12	12/16/2014	(1,558,800)	14,657

				$(63,469,036)	$6,676,270

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Commodity Contracts
Copper Future	Short	51	12/30/2014	$(3,884,925)	$(37,789)
Corn Future	Short	439	12/15/2014	(8,269,663)	(786,654)
Soybean Future	Short	156	01/15/2015	(8,184,150)	(277,518)
Equity Contracts
Euro STOXX 50® Index Future	Short	484	12/22/2014	(18,808,306)	(1,150,105)
FTSE® 100 Index Future	Short	180	12/22/2014	(18,732,243)	(294,388)
Fixed Income Contracts
Canadian 10 Year Bond Future	Long	219	12/19/2014	26,626,654	(124,923)
U.S. 10 Year Treasury Note Future	Long	319	12/22/2014	40,308,641	(31,125)
Foreign Currency Contracts
Australian Dollar Currency Future	Short	343	12/16/2014	(30,077,667)	(42,466)
New Zealand Dollar Currency Future	Long	21	12/16/2014	1,627,920	(14,356)

				$(19,393,739)	$(2,759,324)

Common Abbreviations:

FTSE - Financial Times and the London Stock Exchange

FX - Foreign

No. - Number

Oz - Ounce

S&P - Standard and Poor’s

ULSD - Ultra Low Sulfur Diesel

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Consolidated Financial Statements.

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Aspen Managed Futures Strategy Fund	Consolidated Statement of Assets & Liabilities
October 31, 2014 (Unaudited)

ASSETS:
Investments, at value	$133,877,808
Foreign currency, at value (Cost $3,529,900)	3,530,503
Deposit with broker for futures contracts (Note 3)	62,071,145
Receivable for shares sold	151,244
Variation margin receivable	6,676,270
Interest receivable	41,027
Prepaid and other assets	22,195

Total assets	206,370,192

LIABILITIES:
Payable to advisor	130,236
Variation margin payable	2,759,324
Payable for shares redeemed	56,587
Payable for administration fees	20,137
Payable for distribution and service fees Class A	7,164
Payable for transfer agency fees	11,537
Payable for trustee fees and expenses	7,694
Payable for professional fees	25,935
Payable for chief compliance officer fees	2,893
Payable for principal financial officer fees	437
Payable for licensing fees	43,412
Accrued expenses and other liabilities	14,439

Total liabilities	3,079,795

NET ASSETS	$203,290,397

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$192,829,139
Accumulated net investment loss	(1,824,738)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	8,264,078
Net unrealized appreciation on investments, futures contracts and foreign currency translations	4,021,918

NET ASSETS	$203,290,397

INVESTMENTS, AT COST	$133,773,439

PRICING OF SHARES:
Class A:
Net Asset Value, offering and redemption price per share	$9.45
Net Assets	$12,882,465
Shares of beneficial interest outstanding	1,363,789
Maximum offering price per share (NAV/0.9450), based on maximum sales charge of 5.50% of the offering price	$10.00

Class I:
Net Asset Value, offering and redemption price per share	$9.57
Net Assets	$190,407,932
Shares of beneficial interest outstanding	19,892,491

See Notes to Consolidated Financial Statements.

Semi-Annual Report | October 31, 2014	7

Aspen Managed Futures Strategy Fund	Consolidated Statement of Operations
For the Six Months Ended October 31, 2014 (Unaudited)

INVESTMENT INCOME:
Interest	$133,651
Dividends	596

Total Investment Income	134,247

EXPENSES:
Investment advisory fees (Note 6)	719,913
Administrative fees	117,132
Distribution and service fees Class A	22,081
Transfer agency fees	61,125
Professional fees	22,419
Custodian fees	5,762
Trustee fees and expenses	9,151
Principal financial officer fees	2,521
Chief compliance officer fees	16,674
Licensing fees	239,971
Other	31,541

Total Net Expenses	1,248,290

NET INVESTMENT LOSS	(1,114,043)

Net realized gain on investments	22,808
Net realized gain on futures contracts	10,036,394
Net realized loss on foreign currency transactions	(172,153)
Net change in unrealized appreciation of investments	25,095
Net change in unrealized appreciation on futures contracts	1,698,905
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currency transactions	1,508

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	11,612,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,498,514

See Notes to Consolidated Financial Statements.

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Aspen Managed Futures Strategy Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

OPERATIONS:
Net investment loss	$(1,114,043)	$(1,929,841)
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	9,887,049	(2,925,094)
Net change in unrealized appreciation on investments, futures contracts and foreign currency translations	1,725,508	1,557,404

Net increase/(decrease) in net assets resulting from operations	10,498,514	(3,297,531)

DISTRIBUTIONS TO SHAREHOLDERS (Note 4):
From net realized gains on investments
Class A	–	(162,261)
Class I	–	(2,158,924)

Net decrease in net assets from distributions	–	(2,321,185)

SHARE TRANSACTIONS (Note 5):
Class A
Proceeds from sales of shares	1,457,519	13,615,924
Distributions reinvested	–	160,468
Cost of shares redeemed	(2,145,104)	(3,784,081)
Redemption fees	277	7,725
Class I
Proceeds from sales of shares	24,787,284	67,455,247
Distributions reinvested	–	2,022,776
Cost of shares redeemed	(11,479,430)	(17,814,123)
Redemption fees	470	5,843

Net increase from share transactions	12,621,016	61,669,778

Net increase in net assets	23,119,530	56,051,063

NET ASSETS:
Beginning of period	180,170,867	124,119,804

End of period*	$203,290,397	$180,170,867

*Includes accumulated net investment loss of:	$(1,824,738)	$(710,695)

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	159,339	1,473,235
Distributions reinvested	–	17,310
Redeemed	(235,236)	(411,560)

Net increase/(decrease) in shares outstanding	(75,897)	1,078,985

Class I
Sold	2,686,534	7,251,376
Distributions reinvested	–	216,109
Redeemed	(1,228,981)	(1,932,582)

Net increase in shares outstanding	1,457,553	5,534,903

See Notes to Consolidated Financial Statements.

Semi-Annual Report | October 31, 2014	9

Aspen Managed Futures Strategy Fund – Class A	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended October 31, 2014 (Unaudited) (a)	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Period August 2, 2011 (Inception) to April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$8.97	$9.29	$8.95	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)	(0.16)	(0.16)	(0.13)
Net realized and unrealized gain/(loss) on investments	0.55	(0.05)	0.50	(0.92)

Total from investment operations	0.48	(0.21)	0.34	(1.05)

LESS DISTRIBUTIONS:
Distributions from net realized gain on investments	–	(0.12)	–	–

Total distributions	–	(0.12)	–	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.01	0.00 (c)	–

INCREASE/(DECREASE) IN NET ASSET VALUE	0.48	(0.32)	0.34	(1.05)

NET ASSET VALUE, END OF PERIOD	$9.45	$8.97	$9.29	$8.95

TOTAL RETURN(d)	5.35% (e)	(2.15%)	3.80%	(10.50%) (e)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$12,882	$12,914	$3,350	$1,254

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.64% (f)	1.83%	1.80%	2.53% (f)
Operating expenses including fee waivers/reimbursements	1.64% (f)	1.83%	1.80%	1.80% (f)
Net investment loss including fee waivers/reimbursements	(1.50%) (f)	(1.72%)	(1.75%)	(1.79%) (f)

PORTFOLIO TURNOVER RATE	28% (e)	90%	0%	0% (e)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not annualized.
(f)	Annualized.

See Notes to Consolidated Financial Statements.

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Aspen Managed Futures Strategy Fund – Class I	Consolidated Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended October 31, 2014 (Unaudited) (a)	For the Year Ended April 30, 2014 (a)	For the Year Ended April 30, 2013 (a)	For the Period August 2, 2011 (Inception) to April 30, 2012 (a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.07	$9.36	$8.98	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.05)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain/(loss) on investments	0.55	(0.06)	0.49	(0.91)

Total from investment operations	0.50	(0.17)	0.38	(1.02)

LESS DISTRIBUTIONS:
Distributions from net realized gain on investments	–	(0.12)	–	–

Total distributions	–	(0.12)	–	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)

INCREASE/(DECREASE) IN NET ASSET VALUE	0.50	(0.29)	0.38	(1.02)

NET ASSET VALUE, END OF PERIOD	$9.57	$9.07	$9.36	$8.98

TOTAL RETURN	5.51% (d)	(1.81%)	4.23%	(10.20%) (d)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$190,408	$167,258	$120,769	$90,450

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements	1.28% (e)	1.30%	1.25%	1.75% (e)
Operating expenses including fee waivers/reimbursements	1.28% (e)	1.30%	1.25%	1.55% (e)
Net investment loss including fee waivers/reimbursements	(1.14%) (e)	(1.20%)	(1.20%)	(1.54%) (e)

PORTFOLIO TURNOVER RATE	28% (d)	90%	0%	0% (d)

(a)	Per share amounts and ratios to average net assets include income and expenses of the Aspen Futures Fund Ltd. (subsidiary), exclusive of the subsidiary’s management fee.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | October 31, 2014	11

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This semi-annual report describes the Aspen Managed Futures Strategy Fund (the “Fund”). The Fund seeks investment results that replicate as closely as possible, before fees and expenses, the price and yield performance of the Aspen Managed Futures Beta Index (the “MFBI” or “Index”). The Aspen Managed Futures Strategy Fund offers Class A and Class I shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Basis of Consolidation for the Aspen Futures Fund, Ltd.

Aspen Futures Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of August 2, 2011, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the financial statements and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of October 31, 2014, net assets of the Fund were $203,290,397, of which $33,499,035 or 16.48%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Fund and subsidiary in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over-the-counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

Investment securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of October 31, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Government Bonds	$–	$55,257,179	$–	$55,257,179
Short Term Investments	8,588,030	70,032,599	–	78,620,629

TOTAL	$8,588,030	$125,289,778	$–	$133,877,808

Other Financial Instruments
Assets:
Futures Contracts
Commodity Contracts	$2,354,935	$–	$–	$2,354,935
Equity Contracts	793,589	–	–	793,589
Fixed Income Contracts	349,539	–	–	349,539
Foreign Currency Contracts	3,178,207	–	–	3,178,207
Liabilities:
Futures Contracts
Commodity Contracts	(1,101,961)	–	–	(1,101,961)
Equity Contracts	(1,444,493)	–	–	(1,444,493)
Fixed Income Contracts	(156,048)	–	–	(156,048)
Foreign Currency Contracts	(56,822)	–	–	(56,822)

TOTAL	$3,916,946	$–	$–	$3,916,946

Semi-Annual Report | October 31, 2014	13

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

The Fund recognizes transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. For the six months ended October 31, 2014, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a class of shares of the Fund are charged directly to that share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on distributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gains distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

3. DERIVATIVE INSTRUMENTS

The Fund uses derivatives (including futures) to pursue its investment objective. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks may include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations, (ii) risk of mispricing or improper valuation, and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

In addition, use of derivatives may increase or decrease exposure to the following risk factors:

—	Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

—

Fixed Income Risk: When the Fund invests in fixed-income securities or derivatives, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed-income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

—

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Counterparty credit risk arises when the counterparty will not fulfill its obligations to the Fund. Short sale risk arises from the sale of a security that is not owned, or any sale that is completed by the delivery of a security borrowed.

—

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices are influenced by unfavorable weather, animal and plant disease, geologic and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Futures: The Fund and the Subsidiary may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular commodity, instrument or index for a specified price on a specified future date. When the Fund or the Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin”. The margin requirements are set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by the Fund or the Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund or the Subsidiary enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s or the Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates. Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risk to the Fund and the Subsidiary is reduced. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as a counterparty to all exchange traded futures, guarantees the futures against default.

Semi-Annual Report | October 31, 2014	15

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

Consolidated Balance Sheet – Fair Value of Derivative Instruments as of October 31, 2014(a):

Risk Exposure	Asset Derivatives Balance Sheet Location	Fair Value	Liabilities Derivatives Balance Sheet Location	Fair Value

Futures Contracts*	Variation margin receivable	$6,676,270	Variation margin payable	$2,759,324

		$6,676,270		$2,759,324

	*Risk Exposure to Fund
	Commodity Contracts	$2,354,935		$1,101,961
	Equity Contracts	793,589		1,444,493
	Fixed Income Contracts	349,539		156,048
	Foreign Currency Contracts	3,178,207		56,822

		$6,676,270		$2,759,324

(a)	For open derivative instruments as of October 31, 2014, see the Consolidated Schedule of Investments, which is also indicative of the activity for the six months ended October 31, 2014.

Consolidated Statement of Operations – The effect of Derivative Instruments for the six months ended October 31, 2014:

Derivatives Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Futures Contracts*	Net realized loss on futures contracts/Net change in unrealized depreciation on futures contracts	$10,036,394	$1,698,905

		$10,036,394	$1,698,905

	*Risk Exposure to Fund
	Commodity Contracts	$4,236,502	$622,277
	Equity Contracts	(1,947,663)	(1,171,482)
	Fixed Income Contracts	2,842,504	523
	Foreign Currency Contracts	4,905,051	2,247,587

		$10,036,394	$1,698,905

4. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Cost of Investments	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation on Futures Contracts and Foreign Currencies	Net Appreciation on Investments
Aspen Managed Futures Strategy Fund	$133,773,439	$3,114,905	$(3,010,536)	$–	$104,369

Tax Basis of Distributions to Shareholders: Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid during the year ending April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
Aspen Managed Futures Strategy Fund	$–	$2,321,185

During the six months October 31, 2014, the Fund did not make any distributions.

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Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Fund shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The amount of redemption fees received during the period are presented in the Consolidated Statement of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Aspen Partners Ltd. (the “Adviser” or “Aspen”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement, (the “Advisory Agreement”), the Fund will pay the Adviser an annual management fee of 0.75%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Subsidiary has entered into a separate advisory agreement (the “Subsidiary Advisory Agreement”) with Aspen, the Subsidiary’s investment adviser and the Fund’s investment adviser, for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for investment advisory services provided to the Fund. The Adviser has agreed to waive the advisory fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated or modified without the consent of the Board.

The Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses after fee waiver/expense reimbursements (excluding distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.55% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board.

Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund and Subsidiary. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $165,000, subject to a 5% increase per annum or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Subsidiary’s administration fee is based on an annual rate of $45,000.

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Semi-Annual Report | October 31, 2014	17

Aspen Managed Futures Strategy Fund	Notes to Consolidated Financial Statements
October 31, 2014 (Unaudited)

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Fund has adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares as their funding medium and for related expenses. The Plan permits the Fund to use its Class A assets to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. The expenses of the plan are reflected as distribution and service fees in the Consolidated Statement of Operations.

The Fund has adopted a shareholder service plan (a “Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund. Shareholder Services Plan fees are included with distribution and service fees on the Consolidated Statement of Operations.

Index Licensing Services

The Fund has adopted an Index Licensing Agreement with Quantitative Equity Strategies, LLC (“QES”) and the Adviser, joint owners of the Index, pursuant to which the Fund pays QES a monthly annualized licensing fee of 0.25%, based on the Fund’s average daily net assets for the right to use the Index in connection with the Fund.

7. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of U.S. Government securities (excluding short-term securities) during the six months ended October 31, 2014 were as follows:

Aspen Managed Futures Strategy Fund
Cost of Investments Purchased	$17,073,737
Proceeds from Investments Sold	$23,760,410

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

18	www.aspenfuturesfund.com

Aspen Managed Futures Strategy Fund	Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-845-9444 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2014	19

Page Intentionally Left Blank

THE DISCIPLINED GROWTH INVESTORS

FUND

2014

SEMI-ANNUAL REPORT

(DGIFX)

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2014 (Unaudited)

October 31, 2014

Dear Shareholders,

As of October 31, 2014, Disciplined Growth Investors, Inc. manages $101.6 million in The Disciplined Growth Investors Fund (the “DGI Fund” or “Fund”), with an allocation of approximately 75% equities and 25% bonds and cash. The DGI Fund posted a total return of 7.83% after fees during the first six months of the Fund’s fiscal year. The equity portion of the portfolio achieved a total return of 10.70% and the fixed income portion provided a return of 1.48%. The equity portion of the fund exceeded the return available from the S&P 500® Total Return Index(1) which was up 8.22% over the same period. The bond portion of the Fund trailed the Barclay’s U.S. Government/Credit Bond Index(2), which returned 2.19% over the same period.

The DGI Fund turned three years old in August of 2014. Since inception (August 12, 2011), the DGI Fund has earned a compound annual total return of 17.02% per year. Stocks in the Fund have returned 24.03% and fixed income has added 3.86%. Stocks in The DGI Fund have substantially outperformed major stock indexes and bonds in the Fund have outperformed the most comparable bond index. Since the Fund’s inception the S&P 500® Total Return Index has earned a compound annual total return of 20.75% and the Barclay’s U.S. Government/Credit Bond Index returned 2.94% per year.

During the last six months, the macroeconomic environment has been problematic; US GDP actually declined in the first calendar quarter of 2014 and has only slightly improved since then. The rest of the world is not exhibiting strong growth. China appears to be having problems of its own. There are many conflicts around the world, with the new insurgency in Iraq and Syria just the latest. The domestic political environment is unsettled. Investor confidence is hardly helped by the continuing litigation over the Affordable Care Act or the unprecedented leveraging of the Federal Reserve Bank or the humanitarian crisis on the southern border.

We consider the macroeconomic picture to be a negative factor for markets and we note these negative developments command most of the attention from the financial press. The positive forces are less obvious but equally powerful. The most positive force has been the sustained earnings and cash flow progress by the companies in the U.S. and importantly those in the mutual fund. The managements of these companies deserve great credit for ignoring the macroeconomic/political conditions and focusing on managing their businesses. The quarterly earnings reports of your mutual fund holdings in June and September reinforced the effectiveness of your company managers. The fundamental progress of your holdings has kept the stocks within reasonable valuations. Which brings up the second major positive; the expected returns from your stocks under reasonable assumptions far exceeds the returns available from the two other liquid asset categories, bonds and money market funds. The net effect of these opposing forces has been stocks significantly outperforming bonds during the last six months. Because the Fund is heavily weighted towards stocks, the performance of the Fund during the six months was strongly positive.

Even though we expect the favorable progress of our companies and our stocks’ significant relative attractiveness to bonds to yield excellent long-term returns, we think it is imprudent to expect quick resolution of the many macroeconomic issues facing the country. The political system in the U.S. was designed to move slowly and we expect this time will be no different. This will present

Semi-Annual Report | October 31, 2014	1

The Disciplined Growth Investors Fund	Shareholder Letter
October 31, 2014 (Unaudited)

investors with a difficult challenge- does one wait for macroeconomic and political progress before buying stocks or does one invest in stocks today and trust that the macro environment will improve? To us, the answer is clear; invest in stocks based on their long-term appeal. For those who wait for a more favorable environment we believe the progress may be so slow that identifying an inflection point may be nigh impossible.

Fixed income holdings will continue to be an integral part of The DGI Fund. The Fund will continue to invest a not significant portion of its assets in fixed income securities. While current interest rates do not suggest investors in bonds will earn high returns, we think it is prudent to maintain a balance of stocks and bonds in the fund. Obviously we are maintaining tight control over maturities in the likelihood that interest rates will rise. Eventually the expected returns between stocks and bonds will narrow and we expect to move to a slightly more balanced mix of stocks and bonds.

Thank you for your patience.

Frederick K. Martin, CFA

Chief Investment Officer

Disciplined Growth Investors, Inc.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Disciplined Growth Investors, Inc. nor the DGI Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Fred Martin is a registered representative of ALPS Distributors, Inc.

ALPS Distributors, Inc. is the Distributor for The Disciplined Growth Investors Fund.

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

(2)

Barclays U.S. Government/Credit Bond Index is composed of all bonds that are of investment grade with at least one year until maturity. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

2	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return Performance (for the period ended October 31, 2014)

							Since
	1 month	Quarter	6 month	YTD	1 Year	3 Year	Inception*
Disciplined Growth Investors Fund	3.66%	6.30%	7.83%	6.95%	13.51%	15.06%	17.02%
S&P 500® Total Return Index(1)	2.44%	5.05%	8.22%	10.99%	17.27%	19.77%	20.75%

*	Fund Inception date of August 12, 2011

(1)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

The returns shown above do not reflect the deductions of taxes a shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns less than one year are cumulative.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1.855.DGI.FUND.

Semi-Annual Report | October 31, 2014	3

The Disciplined Growth Investors Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000 Investment in the Fund (for the period ended October 31, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Sector Allocation (as a % of Net Assets)*

Technology	27.69%
Consumer Discretionary	20.29%
Producer Durables	12.55%
Health Care	8.25%
Utilities	1.02%
Energy	1.43%
Financial Services	3.87%
Asset/Mortgage Backed Securities	0.18%
Corporate Bond	22.44%
Foreign Government Bonds	0.49%
Government & Agency Obligations	0.12%
Other Assets in Excess of Liabilities	1.67%

* Holdings are subject to change.

Top Ten Holdings (as a % of Net Assets)*

TJX Cos., Inc.	4.53%
Intuit, Inc.	3.78%
Edwards Lifesciences Corp.	3.53%
Seagate Technology PLC	3.31%
Middleby Corp.	3.02%
Open Text Corp.	2.98%
L Brands, Inc.	2.67%
Yahoo!, Inc.	2.52%
Plexus Corp.	2.47%
Autodesk, Inc.	2.31%
Top Ten Holdings	31.12%

4	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, balance fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2014 through October 31, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value 5/1/2014	Ending Account Value 10/31/2014	Expense Ratio(a)	Expenses Paid During period 5/1/2014 - 10/31/2014(b)

Actual	$1,000.00	$1,078.30	0.78%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	0.78%	$3.97

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2014	5

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (75.10%)
CONSUMER DISCRETIONARY (20.29%)
Auto & Auto Parts (1.51%)
Gentex Corp.	46,800	$1,532,232

Consumer Products (5.58%)
Ethan Allen Interiors, Inc.	45,569	1,289,603
Garmin Ltd.	25,163	1,396,043
Ralph Lauren Corp.	9,431	1,554,606
Select Comfort Corp.(a)	55,436	1,424,151

		5,664,403

Leisure (2.50%)
Cheesecake Factory, Inc.	14,650	673,021
Royal Caribbean Cruises Ltd.	27,400	1,862,378

		2,535,399

Media (0.61%)
DreamWorks Animation SKG, Inc. - Class A(a)	27,962	622,993

Retail (9.47%)
Cabela’s, Inc.(a)	35,200	1,690,304
L Brands, Inc.	37,580	2,710,270
TJX Cos., Inc.	72,575	4,595,449
Urban Outfitters, Inc.(a)	20,500	622,380

		9,618,403

Textiles, Apparel & Luxury Goods (0.62%)
Tumi Holdings, Inc.(a)	30,325	629,850

TOTAL CONSUMER DISCRETIONARY		20,603,280

ENERGY (1.43%)
Energy Equipment & Services (0.83%)
Noble Corp. PLC	40,232	841,653

Oil & Gas (0.06%)
Paragon Offshore PLC	13,410	65,307

6	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

ENERGY (continued)
Oil, Gas & Consumable Fuels (0.54%)
Ultra Petroleum Corp.(a)	24,075	$548,910

TOTAL ENERGY		1,455,870

FINANCIAL SERVICES (3.87%)
Banks (0.59%)
TCF Financial Corp.	38,725	598,301

Consumer Finance & Credit Services (1.89%)
FactSet Research Systems, Inc.	14,644	1,924,808

Investment Banking & Brokerage (1.39%)
E*Trade Financial Corp.(a)	30,196	673,371
Janus Capital Group, Inc.	49,175	737,133

		1,410,504

TOTAL FINANCIAL SERVICES		3,933,613

HEALTH CARE (8.25%)
Biotechnology (0.70%)
Myriad Genetics, Inc.(a)	17,925	707,858

Medical Equipment & Services (6.60%)
Edwards Lifesciences Corp.(a)	29,650	3,585,278
Intuitive Surgical, Inc.(a)	3,612	1,790,830
Varian Medical Systems, Inc.(a)	15,750	1,324,890

		6,700,998

Medical Specialties (0.95%)
Align Technology, Inc.(a)	18,300	962,946

TOTAL HEALTH CARE		8,371,802

PRODUCER DURABLES (12.55%)
Computers (0.65%)
IHS, Inc. - Class A(a)	5,000	655,150

Machinery (3.02%)
Middleby Corp.(a)	34,704	3,071,304

Semi-Annual Report | October 31, 2014	7

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
PRODUCER DURABLES (continued)
Machinery-Diversified (0.75%)
Graco, Inc.	9,725	$763,412

Manufacturing & Production (1.74%)
Eaton Corp. PLC	25,864	1,768,839

Professional Services (1.35%)
Corporate Executive Board Co.	18,625	1,372,662

Scientific Instruments & Services (1.95%)
Brady Corp. - Class A	13,100	312,304
Trimble Navigation Ltd.(a)	61,950	1,663,977

		1,976,281

Software (0.61%)
Paychex, Inc.	13,225	620,782

Transportation & Freight (2.48%)
JetBlue Airways Corp.(a)	81,675	942,530
Landstar System, Inc.	21,225	1,570,862

		2,513,392

TOTAL PRODUCER DURABLES		12,741,822

TECHNOLOGY (27.69%)
Computers (0.64%)
Imation Corp.(a)	800	2,344
Teradata Corp.(a)	15,400	651,728

		654,072

Electronics (7.17%)
ARM Holdings PLC ADR	19,812	846,171
Microchip Technology, Inc.	20,900	900,999
Open Text Corp.	54,862	3,023,993
Plexus Corp.(a)	60,700	2,509,945

		7,281,108

8	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
TECHNOLOGY (continued)
Information Technology (15.45%)
Akamai Technologies, Inc.(a)	35,475	$2,139,143
Apple, Inc.	7,351	793,908
Autodesk, Inc.(a)	40,850	2,350,509
Dolby Laboratories, Inc. - Class A	15,625	655,000
Intuit, Inc.	43,575	3,835,036
Seagate Technology PLC	53,487	3,360,588
Yahoo!, Inc.(a)	55,500	2,555,775

		15,689,959

Semiconductors (0.07%)
Power Integrations, Inc.	1,400	70,504

Software (1.66%)
Qlik Technologies, Inc.(a)	32,000	907,200
RealPage, Inc.(a)	39,000	774,930

		1,682,130

Telecommunications (2.70%)
Aruba Networks, Inc.(a)	34,200	738,036
Plantronics, Inc.	28,700	1,488,669
ViaSat, Inc.(a)	8,244	516,404

		2,743,109

TOTAL TECHNOLOGY		28,120,882

UTILITIES (1.02%)
Utilities (1.02%)
tw telecom, Inc.(a)	24,200	1,035,276

TOTAL UTILITIES		1,035,276

TOTAL COMMON STOCKS (Cost $53,009,269)		76,262,545

Semi-Annual Report | October 31, 2014	9

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Principal	Value
	Amount	(Note 2)

ASSET/MORTGAGE BACKED SECURITIES (0.18%)
Government National Mortgage Association, Series 2005-93
5.500% 12/20/2034	$175,318	$183,249

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $189,575)		183,249

CORPORATE BONDS (22.44%)
21st Century Fox America, Inc.
6.900% 03/01/2019	265,000	315,428
Advance Auto Parts, Inc.
5.750% 05/01/2020	283,000	319,008
Ameren Illinois Co.
9.750% 11/15/2018	236,000	305,551
American Express Co.
7.000% 03/19/2018	374,000	436,227
American International Group, Inc.
5.850% 01/16/2018	289,000	325,933
Anheuser-Busch InBev Worldwide, Inc.
5.375% 01/15/2020	280,000	318,338
Arizona Public Service Co.
8.750% 03/01/2019	251,000	319,090
AT&T, Inc.
5.500% 02/01/2018	428,000	479,410
Bank of America Corp.
5.650% 05/01/2018	290,000	324,007
CenterPoint Energy Resources Corp.
6.000% 05/15/2018	279,000	316,996
Coca-Cola HBC Finance BV
5.500% 09/17/2015	246,000	255,130
Comcast Cable Communications Holdings, Inc.
9.455% 11/15/2022	210,000	301,415
Commonwealth Edison Co.
5.800% 03/15/2018	233,000	264,782
Connecticut Light & Power Co., Series 09-A
5.500% 02/01/2019	198,000	224,608
ConocoPhillips Holding Co.
6.950% 04/15/2029	237,000	320,813
Corning, Inc.
6.625% 05/15/2019	269,000	320,537
Corporacion Andina de Fomento
5.750% 01/12/2017	1,000	1,099
8.125% 06/04/2019	205,000	253,792

10	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Principal	Value
	Amount	(Note 2)

CORPORATE BONDS (continued)
CSX Corp.
7.375% 02/01/2019	$258,000	$311,933
CVS Health Corp.
4.125% 05/15/2021	296,000	321,821
DCP Midstream Operating LP
3.875% 03/15/2023	312,000	312,757
Diageo Capital PLC
5.750% 10/23/2017	429,000	482,262
Dominion Resources, Inc.
2.250% 09/01/2015	500,000	506,012
Edison International
3.750% 09/15/2017	296,000	313,823
El Paso Natural Gas Co. LLC
5.950% 04/15/2017	292,000	323,526
Emerson Electric Co.
5.000% 04/15/2019	280,000	315,727
Energy Transfer Partners LP
9.700% Perpetual Maturity (b)	245,000	314,123
Enterprise Products Operating LLC
5.200% 09/01/2020	279,000	313,559
Fluor Corp.
3.375% 09/15/2021	305,000	317,831
General Electric Capital Corp.
5.875% 01/14/2038	256,000	314,987
Georgia Power Co.
5.400% 06/01/2018	240,000	270,260
Health Care REIT, Inc.
6.200% 06/01/2016	252,000	272,611
ITC Holdings Corp.
4.050% 07/01/2023	195,000	204,200
Jersey Central Power & Light Co.
7.350% 02/01/2019	428,000	511,928
Johnson & Johnson
5.850% 07/15/2038	205,000	272,362
Joy Global, Inc.
6.000% 11/15/2016	445,000	485,282
JPMorgan Chase & Co.
1.800% 01/25/2018	316,000	316,159
Lockheed Martin Corp.
4.250% 11/15/2019	287,000	314,662
Lubrizol Corp.
8.875% 02/01/2019	245,000	310,104
McDonald’s Corp.
6.300% 03/01/2038	190,000	246,412

Semi-Annual Report | October 31, 2014	11

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Principal	Value
	Amount	(Note 2)

CORPORATE BONDS (continued)
MetLife, Inc.
6.750% 06/01/2016	$386,000	$421,482
National Rural Utilities Cooperative Finance Corp.
10.375% 11/01/2018	354,000	466,425
Nevada Power Co.
7.125% 03/15/2019	259,000	311,356
Noble Energy, Inc.
8.250% 03/01/2019	249,000	307,142
Nucor Corp.
5.750% 12/01/2017	287,000	320,289
Ohio Power Co., Series M
5.375% 10/01/2021	274,000	319,319
Oncor Electric Delivery Co. LLC
7.000% 09/01/2022	254,000	322,521
ONEOK Partners LP
3.200% 09/15/2018	395,000	409,039
Pepsi Bottling Group, Inc., Series B
7.000% 03/01/2029	240,000	327,736
Plains All American Pipeline LP / Plains All American Finance Corp.
8.750% 05/01/2019	247,000	313,204
PPL Capital Funding, Inc.
3.500% 12/01/2022	505,000	511,014
PSEG Power LLC
2.450% 11/15/2018	315,000	318,583
5.320% 09/15/2016	440,000	474,564
Puget Energy, Inc.
5.625% 07/15/2022	278,000	321,380
Republic Services, Inc.
5.500% 09/15/2019	273,000	311,151
Royal Bank of Scotland Group PLC, Series 1
9.118% Perpetual Maturity (b)	3,000	3,011
Sempra Energy
6.500% 06/01/2016	445,000	484,062
TCI Communications, Inc.
8.750% 08/01/2015	691,000	732,582
TECO Finance, Inc.
6.572% 11/01/2017	280,000	319,787
Texas Gas Transmission LLC
4.600% 06/01/2015	209,000	213,797
Total System Services, Inc.
2.375% 06/01/2018	325,000	324,018
TransCanada PipeLines Ltd.
7.250% 08/15/2038	202,000	272,572

12	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Principal	Value
	Amount	(Note 2)

CORPORATE BONDS (continued)
Tyco Electronics Group SA
3.500% 02/03/2022	$287,000	$296,645
Unilever Capital Corp.
4.800% 02/15/2019	279,000	311,675
United Parcel Service, Inc.
6.200% 01/15/2038	195,000	258,886
Verizon Communications, Inc.
4.500% 09/15/2020	289,000	314,016
Viacom, Inc.
2.500% 09/01/2018	311,000	316,074
Wal-Mart Stores, Inc.
6.200% 04/15/2038	211,000	277,022
Waste Management, Inc.
7.375% 03/11/2019	258,000	311,971
Xerox Business Services LLC
5.200% 06/01/2015	138,000	141,478

TOTAL CORPORATE BONDS (Cost $22,546,204)		22,787,306

FOREIGN GOVERNMENT BONDS (0.49%)
Israel Government AID Bonds
5.500% 12/04/2023	203,000	248,309
Province of Quebec Canada, Series NN
7.125% 02/09/2024	191,000	252,850

TOTAL FOREIGN GOVERNMENT BONDS (Cost $498,402)		501,159

GOVERNMENT & AGENCY OBLIGATIONS (0.12%)
U.S. Treasury Bonds
5.125% 05/15/2016	20,000	21,464
6.500% 11/15/2026	28,000	39,686
U.S. Treasury Notes
4.500% 11/15/2015	16,000	16,715
4.500% 02/15/2016	38,000	40,075

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $117,978)		117,940

Semi-Annual Report | October 31, 2014	13

The Disciplined Growth Investors Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (1.55%)
Fidelity Institutional Money Market
Government Portfolio - Class I	0.01%	1,572,062	$1,572,062

TOTAL SHORT TERM INVESTMENTS (Cost $1,572,062)			1,572,062

TOTAL INVESTMENTS (99.88%) (Cost $77,933,490)			$101,424,261

Other Assets In Excess Of Liabilities (0.12%)			125,878

NET ASSETS (100.00%)			$101,550,139

(a)	Non-Income Producing Security.
(b)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

Common Abbreviations:

ADR - American Depositary Receipt.

AID - Agency for International Development.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

14	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statement of Assets and Liabilities
October 31, 2014 (Unaudited)

ASSETS
Investments, at value	$101,424,261
Dividends and interest receivable	352,903

Total assets	101,777,164

LIABILITIES
Payable for investments purchased	166,093
Payable to adviser	60,932

Total liabilities	227,025

NET ASSETS	$101,550,139

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$77,278,000
Accumulated net investment income	68,403
Accumulated net realized gain on investments	712,965
Net unrealized appreciation on investments	23,490,771

NET ASSETS	$101,550,139

INVESTMENTS, AT COST	$77,933,490

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$16.16
Shares of beneficial interest outstanding	6,285,845

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	15

The Disciplined Growth Investors Fund	Statement of Operations

For the Six Months Ended October 31, 2014 (Unaudited)

INVESTMENT INCOME
Dividends	$355,626
Foreign taxes withheld	(2,619)
Interest	268,464

Total investment income	621,471

EXPENSES
Investment advisory fees (Note 6)	353,747

Total expenses	353,747

NET INVESTMENT INCOME	267,724

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	432,700
Net change in unrealized appreciation on investments	6,427,048

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,859,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,127,472

See Notes to Financial Statements.

16	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$267,724	$364,119
Net realized gain on investments	432,700	359,277
Net change in unrealized appreciation on investments	6,427,048	9,603,782

Net increase in net assets resulting from operations	7,127,472	10,327,178

DISTRIBUTIONS (Note 3)
From net investment income	(205,094)	(381,779)
From net realized gains on investments	–	(278,995)

Net decrease in net assets from distributions	(205,094)	(660,774)

CAPITAL SHARE TRANSACTIONS (Note 5)
Proceeds from sales of shares	10,193,247	13,673,561
Issued to shareholders in reinvestment of distributions	203,159	656,043
Cost of shares redeemed, net of redemption fees	(2,509,255)	(4,222,784)

Net increase from capital share transactions	7,887,151	10,106,820

Net increase in net assets	14,809,529	19,773,224

NET ASSETS
Beginning of period	86,740,610	66,967,386

End of period*	$101,550,139	$86,740,610

*Including accumulated net investment income of:	$68,403	$5,773

OTHER INFORMATION
Share Transactions
Issued	659,880	938,053
Issued in lieu of cash distributions	12,944	45,106
Redeemed	(161,878)	(293,031)

Net increase in share transactions	510,946	690,128

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	17

The Disciplined Growth Investors Fund	Financial Highlights
For a share outstanding during the periods presented

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period August 12, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$15.02	$13.17	$12.13	$10.00

INCOME FROM OPERATIONS
Net investment income(a)	0.05	0.07	0.11	0.05
Net realized and unrealized gain on investments	1.13	1.90	1.09	2.11

Total from investment operations	1.18	1.97	1.20	2.16

DISTRIBUTIONS
From net investment income	(0.04)	(0.07)	(0.11)	(0.03)
From net realized gain on investments	–	(0.05)	(0.05)	–

Total distributions	(0.04)	(0.12)	(0.16)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	–	–	–

INCREASE IN NET ASSET VALUE	1.14	1.85	1.04	2.13

NET ASSET VALUE, END OF PERIOD	$16.16	$15.02	$13.17	$12.13

TOTAL RETURN	7.83%(b)	15.02%	9.93%	21.65%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$101,550	$86,741	$66,967	$35,678

RATIOS TO AVERAGE NET ASSETS
Expenses	0.78%(c)	0.78%	0.78%	0.77%(c)
Net investment income	0.59%(c)	0.47%	0.90%	0.60%(c)

PORTFOLIO TURNOVER RATE	5%(b)	10%	10%	6%(b)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.

18	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This semi-annual report describes the Disciplined Growth Investors Fund (the “Fund”). The Fund seeks long-term capital growth and as a secondary objective, modest income with reasonable risk.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Semi-Annual Report | October 31, 2014	19

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2014 (Unaudited)

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of October 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$76,262,545	$–	$–	$76,262,545
Asset/Mortgage Backed Securities	–	183,249	–	183,249
Corporate Bonds	–	22,787,306	–	22,787,306
Foreign Government Bonds	–	501,159	–	501,159
Government & Agency Obligations	–	117,940	–	117,940
Short Term Investments	1,572,062	–	–	1,572,062

TOTAL	$77,834,607	$23,589,654	$–	$101,424,261

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.

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The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2014 (Unaudited)

The Fund recognizes transfers between levels as of the end of the period. For the six months October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. For the six months ended October 31, 2014, the Fund did not have any securities that used unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Semi-Annual Report | October 31, 2014	21

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2014 (Unaudited)

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Disciplined Growth Investors Fund

Gross appreciation (excess of value over tax cost)	$24,561,187
Gross depreciation (excess of tax cost over value)	(1,070,416)

Net unrealized appreciation	$23,490,771

Cost of investments for income tax purposes	$77,933,490

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain

The Disciplined Growth Investors Fund	$381,779	$278,995

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2014.

4. SECURITIES TRANSACTIONS

During the six months ended October 31, 2014, equity holdings and U.S. Treasury Notes were transferred in-kind. The intent of the transfers was to save on equity transaction costs both for the new shareholders at the institution they transferred from and for the Fund on the addition of assets. The assets of one separate account was transferred-in-kind into the Fund in the amount of $6,132,084.

22	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2014 (Unaudited)

The cost of purchases and proceeds from sales of securities (excluding short-term securities, transfers-in-kind, and U.S. Government Obligations) during the six months ended October 31, 2014, were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

The Disciplined Growth Investors Fund	$ 8,516,630	$ 4,469,068

Investment transactions in U.S. government and agency securities (excluding transfers-in-kind) for the period ended October 31, 2014 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

The Disciplined Growth Investors Fund	$ –	$ 75,000

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2014, and year ended April 30, 2014, the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Disciplined Growth Investors, Inc. (the “Adviser” or “DGI”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. DGI manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.78% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Also included are Trustee fees which were $1,329 for the six months ended October 31, 2014.

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund, and the Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping

Semi-Annual Report | October 31, 2014	23

The Disciplined Growth Investors Fund	Notes to Financial Statements
October 31, 2014 (Unaudited)

and Pricing Services Agreement, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

Annual administrative fee, billed monthly, in the amount of the greater of (a) $150,000 annual minimum or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee

Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses. The administrative fee and out-of-pocket expenses are included in the unitary fee paid to the Adviser.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. The fee is included in the unitary fee paid to the Adviser.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses. The fee is included in the unitary fee paid to the Adviser.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund. The fee is included in the unitary fee paid to the Adviser.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

24	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

THE DISCIPLINED GROWTH INVESTORS FUND (THE “DGI FUND”)

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Disciplined Growth Investors, Inc. (“DGI”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with DGI, the Trustees, including the Independent Trustees, considered the following factors with respect to the Disciplined Growth Investors Fund (the “DGI Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual unitary fee to be paid by the Trust, on behalf of the DGI Fund, to DGI of 0.78% of the DGI Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by DGI to the DGI Fund.

The Trustees considered the information they received comparing the DGI Fund’s contractual annual unitary advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual total expense ratio of 0.78% for the DGI Fund was generally below the median within the DGI Fund’s anticipated peer group and universe.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the DGI Fund under the Advisory Agreement. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV.

The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by DGI. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the DGI Fund.

The Trustees considered the background and experience of DGI’s management in connection with the DGI Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the DGI Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and further noted that they have received reports on these services and compliance issues at each regular Board meeting throughout the year related to the services rendered by DGI with respect to the DGI Fund.

Semi-Annual Report | October 31, 2014	25

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

Performance: The Trustees reviewed performance information for the DGI Fund for the three-month and 1-year periods ended December 31, 2013. That review included a comparison of the DGI Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data. The Trustees noted the comparable performance of the DGI Fund compared against funds identified by an independent provider of investment company data, specifically that the DGI Fund’s performance exceeded that of the peer group average for the 1-year period. The Trustees also considered DGI’s discussion of the DGI Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as DGI’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees received a profitability analysis prepared by DGI based on the fees payable under the Advisory Agreement. The Board then reviewed DGI’s financial statements in order to analyze the financial condition and stability and profitability of the adviser. The Board also considered information provided by DGI regarding its standard fee schedule for similarly managed separate accounts, and the corresponding rates applicable at different asset levels.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DGI Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by DGI from its relationship with the DGI Fund, including whether soft dollar arrangements were used.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with DGI. In selecting DGI and approving the investment advisory agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the investment advisory agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—	the investment advisory fees to be received by DGI with respect to the DGI Fund were within an acceptable range of others with in the Fund’s peer group and universe;
—	the nature, extent and quality of services rendered by DGI under the Advisory Agreement were adequate;
—

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the DGI Fund;

26	1-855-DGI-FUND (344-3863) | www.DGIfund.com

The Disciplined Growth Investors Fund	Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

—

the performance of the DGI Fund was generally comparable to, or in certain cases better than, the performance of the funds in its peer group selected by an independent provider of investment company data;

—	the profit, if any, anticipated to be realized by DGI in connection with the operation of the DGI Fund is fair to the Trust, especially in light of the unitary fee arrangement; and
—	there were no material economies of scale or other benefits accruing to DGI in connection with its relationship with the DGI Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that DGI’s compensation for investment advisory services is consistent with the best interests of the DGI Fund and its shareholders.

Semi-Annual Report | October 31, 2014	27

The Disciplined Growth Investors Fund	Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-DGI-Fund and (2) on the SEC’s website at http://www.sec.gov.

28	1-855-DGI-FUND (344-3863) | www.DGIfund.com

This material must be preceded or accompanied by a prospectus.
The Disciplined Growth Investors Fund is distributed by
ALPS Distributors, Inc.

EMERALD
MUTUAL FUNDS

DRIVEN BY RESEARCH

Emerald Growth Fund
Class A: HSPGX | Class C: HSPCX
Institutional Class: FGROX | Investor Class: FFGRX

Emerald Insights Fund
Class A: EFCAX | Class C: EFCCX
Institutional Class: EFCIX | Investor Class: EFCNX

Emerald Banking and Finance Fund
Class A: HSSAX | Class C: HSSCX
Institutional Class: HSSIX | Investor Class: FFBFX

SEMI-ANNUAL REPORT

OCTOBER 31, 2014

Emerald Growth Fund	Manager Commentary
October 31, 2014 (Unaudited)

November 11, 2014

Dear Shareholders:

Investment Results

The performance of the Emerald Growth Fund’s Class A shares (without sales load), for the six months ended October 31, 2014, reflected a gain of 6.18% lagging the Russell 2000® Growth Index1 which gained 6.90%.

Although the absolute return figures for the last six months are nicely positive, performance has been anything but linear. After a challenging March through May trading period for the Russell 2000® Growth Index in which small capitalization stocks declined 11.11% from peak to trough, stocks again retraced in the third calendar quarter, with absolute returns for the Russell 2000® Growth Index declining 6.13%. The month of September proved to be particularly challenging and the index declined 5.35% accounting for the majority of the Russell 2000® Growth Index’s third quarter decline. Growing concern regarding the timing and trajectory of interest rate increases, slowing global growth and the implications of a strengthening dollar weighed on the market. As corporate earnings reports and a litany of domestic economic reports were released throughout October and broadly supported ongoing domestic economic strength, the market after a challenging September resumed its upward trajectory, with small capitalization stocks again leading performance.

This heightened month-to-month volatility in market performance experienced fiscal year-to-date is likely here to stay in the near-term as the investment community continues to assess the rate of U.S. economic growth and the resulting impact to the timing and trajectory of interest rate increases.

Investment Analysis

The Emerald Growth Fund lagged its benchmark for the trailing six-month period. At the sector level, relative outperformance within the producer durables and healthcare sectors offset relative underperformance within the consumer discretionary and consumer staples sectors.

The consumer discretionary sector represented the portfolio’s largest source of relative underperformance for the trailing period as stock selection within the restaurant, specialty retail and apparel industries weighed on relative returns. Performance within the consumer staples sector similarly lagged the index but in this instance was largely a result of the portfolio’s underweight position relative to the benchmark.

The underperformance in the aforementioned sectors was partially offset by relative outperformance within the producer durables and healthcare sectors. Holdings within the biotechnology, healthcare facilities, air transport and scientific instrument industries were the most notable contributors to return.

Exiting October, the portfolio has the largest active exposure to the financial services, producer durables and healthcare sectors. Within financial services, the banking industry remains a key area of focus. Non-residential construction/investment indicators continue to inflect positively and we believe should remain a tailwind to loan growth through the balance of 2014 and into 2015. The portfolio is also participating in the improvement in non-residential construction through its exposures in the producer durable and materials sectors with investments in equipment rental, electrical distribution, engineering and construction, building materials and glass industries.

The healthcare sector is also an area of emphasis in the portfolio as Emerald continues to seek to identify attractive investment opportunities within the biotechnology, pharmaceutical, services and equipment industries.

Market Outlook

Global growth concerns have risen to the top of the wall of worry. The Eurozone recovery is faltering as recent data points from industrial production to the Institute for Supply Management Surveys have been broadly disappointing. Asian economies are similarly showing signs of weakness with the recent Asian purchasing manager’s index surveys surprising to the downside in September. This drumbeat of negative indicators abroad is raising concerns that global weakness will ultimately dampen U.S. growth.

From our perspective we have seen little evidence to support slowing domestic economic growth at either the corporate or macroeconomic level. These findings are supported by recent reports on employment, Institute for Supply Management manufacturing and non-manufacturing surveys which continue to point to an economy that is tracking toward above trend growth for the balance of the year. The relative strength of the U.S. dollar is being driven by the fact that the US economy is growing faster than the global economy, while at the same time the global economies are slowing. Interestingly, although the market seems to be viewing the strong dollar as a threat to growth, historically when the dollar is rising the US markets, when domestic GDP has tracked above trend, have outperformed the global markets.

Semi-Annual Report | October 31, 2014	1

Emerald Growth Fund	Manager Commentary
October 31, 2014 (Unaudited)

Although global growth concerns have risen to the forefront, with every piece of strong U.S. economic data, we believe the market turns its focus to the Federal Reserve and the timing and trajectory of interest rate increases. The Federal Reserve ended its balance sheet expansion at the end of October, and our assessment of the general market sentiment is that the market currently anticipates that the first rate hike will occur at the June 19th Federal Reserve meeting. We believe the consternation about the improving labor market outlook after the strong September jobs report and the potential for removal of the “considerable time language” at the next Federal Reserve meeting may ultimately be premature given tame inflation and the strengthening dollar. We continue to believe that the Federal Reserve is likely to err on the side of caution and would prefer to follow the trend (whether that be jobs or inflation) rather than anticipate it. That being said, we also continue to point out that rising interest rates in response to strong domestic growth have historically been positively correlated to small capitalization performance.

Further, if we are correct and domestic growth remains strong, and given small capitalization stocks tilt toward the domestic economy, the gap between the rate of earnings growth for the S&P 500 and the Russell 2000 should widen in favor of small capitalization stocks.

As always, Emerald remains focused on utilizing its fundamental bottom-up research process to identify the best growth opportunities within the small capitalization universe.

Top Five Contributors to Return	Top Five Detractors to Return
InterMune, Inc.	Magnum Hunter Resources Corporation
Alnylam Pharmaceuticals, Inc.	Penn Virginia Corporation
Spirit Airlines, Inc.	Sarepta Therapeutics, Inc.
Proofpoint, Inc.	Channeladvisor Corporation
Acadia Healthcare Company, Inc.	Lumber Liquidators Holdings, Inc.

Kenneth G. Mertz II, CFA	Stacey L. Sears	Joseph W. Garner
Chief Investment Officer	Portfolio Manager	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

(1)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into the index.

2	www.emeraldmutualfunds.com

Emerald Growth Fund	Manager Commentary
October 31, 2014 (Unaudited)

TOP TEN HOLDINGS (as a % of Net Assets)*
Spirit Airlines, Inc.	3.09%
MWI Veterinary Supply, Inc.	2.65%
Acadia Healthcare Co., Inc.	2.21%
FARO Technologies, Inc.	1.98%
Bank of the Ozarks, Inc.	1.97%
AmTrust Financial Services, Inc.	1.81%
PolyOne Corp.	1.73%
Apogee Enterprises, Inc.	1.72%
Proofpoint, Inc.	1.68%
Alnylam Pharmaceuticals, Inc.	1.68%
Top Ten Holdings	20.52%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Health Care	25.07%
Technology	17.06%
Financial Services	16.97%
Producer Durables	14.84%
Consumer Discretionary	11.88%
Materials & Processing	7.54%
Energy	2.75%
Utilities	1.33%
Consumer Staples	0.32%
Cash, Cash Equivalents, & Other Net Assets	2.24%

* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended October 31, 2014)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross [2]	Net[2]
Class A (NAV)	5.96%	20.95%	20.43%	10.12%	11.30%	1.31%	1.29%
Class A (MOP)	0.94%	19.00%	19.25%	9.58%	11.06%	1.31%	1.29%
Russell 2000® Growth Index†	8.26%	18.42%	18.61%	9.42%	8.15%
Class C (NAV)	5.28%	20.20%	19.63%	9.46%	5.27%	1.96%	1.94%
Class C (CDSC)	4.32%	20.20%	19.63%	9.46%	5.27%	1.96%	1.94%
Russell 2000® Growth Index†	8.26%	18.42%	18.61%	9.42%	8.15%
Investor Class	5.91%	20.92%	–	–	12.28%	1.34%	1.34%
Russell 2000® Growth Index†	8.26%	18.42%	18.61%	9.42%	8.15%
Institutional Class	6.27%	21.34%	20.79%	–	17.79%	1.00%	0.99%
Russell 2000® Growth Index†	8.26%	18.42%	18.61%	9.42%	–

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Growth Fund, a series of Forward Funds (as a result of a reorganization of the Forward Growth Fund into the Emerald Growth Fund).

Semi-Annual Report | October 31, 2014	3

Emerald Growth Fund	Manager Commentary
October 31, 2014 (Unaudited)

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 10/01/1992, Class C: 07/01/2000, Class Institutional: 10/21/2008, Class Investor: 05/01/2011

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2015 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.29%, 1.94%, 0.99% and 1.34% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2015, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2014.

†

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An Investor may not invest directly into an index.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

4	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
October 31, 2014 (Unaudited)

November 11, 2014

Dear Shareholder:

Investment Results

Following approximately eight and one-half years of managing mid-capitalization stocks on a separate account basis, Emerald Advisers launched the Emerald Insights Fund on August 1, 2014. The team managing the Fund, consisting of David Volpe, CFA, Joseph Garner and Stephen Amsterdam, have collectively been employed as investment professionals at Emerald Advisers for nearly 50 years. The Fund employs a very similar strategy as the Emerald Advisers separately managed mid-capitalization portfolios1. The performance of the Emerald Insights Fund’s Class A shares (without sales load) for the three months since the Fund’s inception reflected a gain of 2.10%, lagging the Russell Midcap Growth Index2 benchmark’s return by 3.21%. The temporarily unallocated cash from the Fund’s initial inflows in a rising market had a negative impact on initial performance and was responsible for roughly one-third of the Fund’s underperformance.

Larger, higher quality names in the Russell Midcap Growth index held up better for the majority of the past three months, as investors grew increasingly concerned about a potential peak in U.S. economic indicators, a rising U.S. Dollar, and a loss of momentum in many global economies (particularly the larger European economies), as well as China and Japan. Mid cap growth stocks modestly outperformed their larger and smaller cap brethren, but are lagging mid cap value stocks on a year to date basis.

Investment Analysis

The inaugural three months for the Emerald Insights Fund was challenging. Beyond the capital inflow cash drag referenced above, our slightly smaller, higher growth positioning versus the benchmark hurt performance, as well as our overweight of companies involved directly or indirectly in the energy sector, particularly grow their, higher debt oriented names. From a sector perspective, beyond Energy, we lost ground in Consumer Staples, Financial Services, Materials and Producer Durables. The five largest detractors to performance are noted on the next page.

On the positive side, we did well in the Health Care, Technology and Consumer Discretionary sectors and broke even in Utilities. Of particular note, our holdings in shares of Alnylam Pharmaceuticals, a developer of novel therapeutics based on RNA interference, rallied over 40% during the quarter as excitement built for the extension data in the company’s most advanced clinical program for TTR Amyloidosis and other therapies. Shares of Cepheid, a molecular diagnostics company focused on testing in the clinical market, were up almost 40% over the past three months as the company benefited from reduced spending on growth as well as investor recognition of the company’s powerful business model.

Market Outlook

While we expect the market to be volatile in the near term due to investor concerns regarding Europe, China, oil prices, and the timing of the Fed’s move to start increasing the Federal Funds rate, we have seen little evidence to support deteriorating economic growth. Earnings season is nearing an end, and according to Steven DeSanctis at Bank of America Merrill Lynch, with 86% of mid cap stocks reporting, profits have risen 13.6% year over year with nearly 10% sales growth (Small Cap Strategy report dated 11/17/2014). We are optimistic about the economy and U.S. equities as we look towards the end of the year: we believe valuations in general are reasonable and multiples have pulled back somewhat for mid-capitalization stocks, inflation is low and stable, and the yield curve remains somewhat steep – all factors that normally point to a positive equity market tone.

While our energy overweight in August and part of September was clearly on the wrong side of the trade, we reduced our exposure to approximately equal weight the benchmark, but still have significant exposure through ownership in several high growth exploration and production companies, as we think these names are materially undervalued. We also maintain exposure to names that benefit from falling commodity prices, such as higher growth airlines and chemical/materials manufacturers. It is our hope that by bifurcating selected holdings within the Fund through ownership of some of the best names correlated to both rising and falling oil price environments, we can mitigate some of the volatility surrounding oil prices.

After strong performance from our healthcare exposure during the third quarter of 2014, at quarter-end, the Insights Fund remains overweight healthcare relative to the benchmark. The pharmaceutical industry, in particular, has been undergoing a wave of consolidation. This consolidation combined with recent clinical successes gives us confidence in the space. We continue to favor companies that save the healthcare system money, companies that lack reimbursement concerns, and companies with revolutionary new products that can withstand the scrutiny of payers.

Through October 31 the portfolio was overweight Healthcare, Materials and Technology, underweight Consumer Staples, Producer Durables, Financial Services and Energy and equal weight Consumer Discretionary stocks.

As always, Emerald remains focused on utilizing our fundamental bottom-up research process to identify the best growth companies in the mid-capitalization universe.

Semi-Annual Report | October 31, 2014	5

Emerald Insights Fund	Manager Commentary
October 31, 2014 (Unaudited)

Top Five Contributors to Return	Top Five Detractors to Return
iShares Russell Mid-Cap Growth ETF	Chicago Bridge & Iron Co. NV
Alnylam Pharmaceuticals, Inc	Sarepta Therapeutics, Inc.
Cepheid	Penn Virginia Corporation
Medivation, Inc.	Patterson-UTI Energy, Inc.
Palo Alto Networks, Inc.	Sanchez Energy Corporation

David A. Volpe, CFA	Joseph W. Garner	Stephen L. Amsterdam
Deputy Chief Investment Officer	Associate Portfolio Manager	Associate Portfolio Manager
Portfolio Manager

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

(1)	SMA’s and related investment advisory services are provided by a federally registered investment adviser. ALPS is not affiliated with and does not distribute SMA’s.

(2)

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2014, the Russell Midcap Growth Index included securities issued by companies that ranged in size between $2.2 billion and $27.1 billion.

6	www.emeraldmutualfunds.com

Emerald Insights Fund	Manager Commentary
October 31, 2014 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*
iShares Russell Mid-Cap Growth ETF	4.64%
Affiliated Managers Group, Inc.	2.25%
Cepheid	2.15%
Alnylam Pharmaceuticals, Inc.	2.05%
Proofpoint, Inc.	2.03%
Wabtec Corp.	2.02%
Lions Gate Entertainment Corp.	1.96%
Medivation, Inc.	1.95%
Jarden Corp.	1.89%
Quanta Services, Inc.	1.82%
Top Ten Holdings	22.77%

INDUSTRY SECTOR ALLOCATION (as a % of Net Assets)
Health Care	15.48%
Technology	12.87%
Financial Services	9.10%
Producer Durables	12.85%
Consumer Discretionary	24.60%
Materials & Processing	5.85%
Energy	4.98%
MUTUAL FUNDS/ ETF’S - Equity	4.64%
Consumer Staples	2.15%
Cash, Cash Equivalents, & Other Net Assets	7.48%
* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended October 31, 2014)

				Expense Ratio
	1 Month	YTD	Since Inception[1]	Gross[2]	Net[2]
Class A (NAV)	1.59%	2.10%	2.10%	1.89%	1.35%
Class A (MOP)	-3.22%	-2.76%	-2.76%	1.89%	1.35%
Class C (NAV)	1.60%	1.80%	1.80%	2.54%	2.00%
Class C (CDSC)	0.60%	0.80%	0.80%	2.54%	2.00%
Investor Class	1.59%	2.00%	2.00%	1.94%	1.40%
Institutional Class	1.59%	1.90%	1.90%	1.59%	1.05%
Russell MidCap Growth Index†	2.76%	5.31%	5.31%

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Date – August 1, 2014.

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2015 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage

Semi-Annual Report | October 31, 2014	7

Emerald Insights Fund	Manager Commentary
October 31, 2014 (Unaudited)

expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.35%, 2.00%, 1.05% and 1.40% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2015, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated July 31, 2014.

†

The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. As of June 30, 2014, the Russell Midcap Growth Index included securities issued by companies that ranged in size between $2.2 billion and $27.1 billion.

Important Risks

Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

8	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
October 31, 2014 (Unaudited)

November 11, 2014

Dear Shareholder:

Investment Results

Bank stocks outperformed the Russell 2000® Index1 during the second half of the fiscal year but underperformed the broad market despite strong commercial loan growth and expectations of rising interest rates in the second half of calendar year 2015. The SNL Small Cap U.S. Bank & Thrift Index2 gained 6.15% versus an 8.22% gain delivered by the S&P’s 500® Index3 and a gain of 4.83% for the Russell 2000® Index. The Emerald Banking and Finance Fund Class A (without sales load) continued its outperformance of the Russell 2000® Index, having posted a 4.94% return for the six month period ended October 31, 2014. Larger sized banks have led the smaller community banks driven by strength in the broader market. In fact, the SNL Large Cap U.S. Bank & Thrift index4 was up 8.19% versus 8.22% for the S&P 500® Index.

Investment Analysis

Calendar third quarter earnings came in strong for regional and community banks which led to a 7.66% return for the SNL Small Cap U.S. Bank & Thrift Index for the month of October. Community banks continued to report strong credit quality and commercial loan growth continued to impress as the economy slowly improved. If we were to point out a negative for the quarter it would be that net interest margins continue to compress as most banks have found it difficult to lower funding costs and replace higher yielding interest earning assets that have been paid-down with new loans at comparable yields due to a prolonged low interest rate environment.

We believe that commercial and industrial (C&I) loans will continue to benefit community banks as C&I loans outstanding at domestically chartered banks are currently near an all-time high after having grown at an annualized pace of 11% year-to-date. (Federal Reserve H.8 statistical data) Community banks are not just growing via organic loan growth but we are also in the midst of a quiet uptick in merger and acquisition activity. With 264 acquisitions thus far in 2014, the pace of acquisitions annualizes to more than 310 transactions for 2014 which if achieved, would be the fastest pace of bank M&A activity since 2007. (SNL Financial Bank M&A Deal Tracker and FDIC data as of 09/30/14)

Market Outlook

We believe that loan growth will continue to be one of the main focus areas for investors going into the next fiscal year and should be a positive tailwind for the banks as a whole. In fact, the latest H.8 data available from the Federal Reserve suggests that we are now witnessing the strongest overall loan growth since 2008. We believe that the strength in recent loan growth will bolster earnings even as banks continue to grapple with lower earning asset yields.

While we previously believed that net interest margins (or NIMs) would begin to flatten out in the second half of calendar year 2014, we no longer believe this to be the case. We now believe that the NIM for the industry will continue to slowly decline two or three basis points per quarter for the next two to three quarters due to a recent and increasing trend of regional and community bank management teams extending duration of CDs in order to “lock-in” historically low cost funding. We believe that many banks over the last five years have actively “run-off” their CD balances as they sought to decrease their overall costs of deposits. This objective was fairly easy to achieve in light of the tremendous deposit growth that has occurred since the credit crisis. Deposits have grown roughly 47% since year end 2006 according to SNL. Investors are now concerned that the composition and cost of those deposits will at least change and some deposits could even run-off when rates rise. These concerns have created a debate as to whether or not it makes sense to build CDs now to maintain some level of lower cost funding in the event rates rise in 2015. We believe that it is prudent for bankers to mitigate the impact of rising rates by layering on fixed rate funding either through Federal Home Loan Bank borrowings or by increasing their CD balances and we believe we are starting to see some banks adopt this strategy.

With bankers locking-in lower cost funding, investors are now beginning to believe that rates will rise significantly over the next twelve months. We disagree, we believe that rates will begin to rise in mid-2015 but we believe the increases will be a bit slower and gradual. However, we believe that what is more important to bank earnings is what end of the yield curve rises. Generalist investors tend to believe that an increase in the 10-Year Treasury is extremely beneficial to banks as banks lending long and borrowing short is a popular misconception in the marketplace. In fact, 71% of bank loans are priced off of the short end of the curve and based on Prime or LIBOR. Therefore, an increase in the short end of the curve is more beneficial to the bottom line of most banks.

We believe that the market remains in the early stages of a long term recovery in bank stocks and remain confident in our expectations for improved fundamentals and continued consolidation amongst the small-to-mid capitalization bank and thrift stocks. However, we continue to believe stock selection remains paramount as earnings power remains challenging due to increased capital requirements, regulatory burdens, and the low interest rate environment. This type of “stock pickers market” falls directly into the strengths of Emerald’s Ten Step Research Process and this combined with any increase in short term interest rates which are more directly beneficial to revenue growth at community banks as many variable rate C&I loans are indexed off short term LIBOR will provide momentum for the Emerald Banking and Finance Fund in 2014.

Semi-Annual Report | October 31, 2014	9

Emerald Banking and Finance Fund	Manager Commentary
October 31, 2014 (Unaudited)

Top Five Contributors to Return	Top Five Detractors to Return
Bank of the Ozarks, Inc.	Santander Consumer USA Holdings, Inc.
Federated National Holding Company	Independent Bank Group, Inc.
First NBC Bank Holding Co.	BankUnited, Inc.
CoBiz Financial Inc.	Flagstar Bancorp, Inc.
Diamond Resorts International, Inc.	Opus Bank

Kenneth G. Mertz II, CFA	Steven E. Russell, Esq.
Chief Investment Officer	Portfolio Manager
Portfolio Manager

Emerald Mutual Fund Advisers Trust

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Emerald Mutual Fund Advisors Trust nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

(1)

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the index.

(2)

SNL Small Cap Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL’s coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of October 31, 2014. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the index.

(3)

Standard & Poor’s 500® Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the index. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the index.

(4)

SNL Large Cap U.S. Bank & Thrift Index: Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Banks and Thrifts in SNL’s coverage universe with greater than $5 billion Total Common Market Capitalization as of most recent pricing data. Source: SNL Financial, data as of October 31, 2014. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly into the index.

10	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Manager Commentary
October 31, 2014 (Unaudited)

TOP TEN HOLDINGS
(as a % of Net Assets)*
California Republic Bancorp	3.50%
Bank of the Ozarks, Inc.	3.44%
PacWest Bancorp	3.21%
Signature Bank	2.83%
ConnectOne Bancorp, Inc.	2.59%
SVB Financial Group	2.51%
First NBC Bank Holding Co.	2.31%
Eagle Bancorp, Inc.	2.21%
BankUnited, Inc.	2.09%
Old Second Bancorp, Inc.	2.05%
Top Ten Holdings	26.77%
INDUSTRY SECTOR ALLOCATION
(as a % of Net Assets)
Banks: Diversified	74.42%
Banks: Savings, Thrift & Mortgage Lending	8.50%
Commercial Banks	5.84%
Insurance: Property-Casualty	3.56%
Diversified Financial Services	2.55%
Real Estate Investment Trusts (REITs)	1.12%
Consumer Lending	0.80%
Financial Data & Services	0.57%
Asset Management & Custodian	0.54%
Commercial Finance & Mortgage Companies	0.49%
Real Estate Management & Development	0.45%
Cash, Cash Equivalents, & Other Net Assets	1.16%
* Holdings are subject to change.

GROWTH OF $10,000 INVESTMENT IN THE FUND (for the period ended October 31, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN (for the period ended October 31, 2014)

					Since	Expense Ratio
	1 Year	3 Year	5 Year	10 Year	Inception[1]	Gross[2]	Net[2]
Class A (NAV)	14.69%	23.12%	15.66%	2.98%	8.36%	1.72%	1.72%
Class A (MOP)	9.25%	21.15%	14.54%	2.48%	8.06%	1.72%	1.72%
Russell 2000® Index†	8.06%	18.18%	17.39%	8.67%	8.14%
Russell 2000® Financial Services TR Index††	12.10%	20.46%	16.63%	5.14%	8.45%
Class C (NAV)	13.93%	22.36%	14.95%	2.34%	8.53%	2.38%	2.38%
Class C (CDSC)	12.93%	22.36%	14.95%	2.34%	8.53%	2.38%	2.38%
Russell 2000® Index†	8.06%	18.18%	17.39%	8.67%	8.14%
Russell 2000® Financial Services TR Index††	12.10%	20.46%	16.63%	5.14%	8.45%
Investor Class	14.69%	23.21%	–	–	13.09%	1.69%	1.69%
Russell 2000® Index†	8.06%	18.18%	17.39%	8.67%	8.14%
Russell 2000® Financial Services TR Index††	12.10%	20.46%	16.63%	5.14%	8.45%
Institutional Class	15.03%	–	–	–	20.78%	1.37%	1.37%
Russell 2000® Index†	8.06%	18.18%	17.39%	8.67%	8.14%
Russell 2000® Financial Services TR Index††	12.10%	20.46%	16.63%	5.14%	8.45%

Semi-Annual Report | October 31, 2014	11

Emerald Banking and Finance Fund	Manager Commentary
October 31, 2014 (Unaudited)

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained at www.emeraldmutualfunds.com.

Performance shown for periods prior to March 16, 2012, reflects the performance of the Forward Banking & Finance Fund, a series of Forward Funds (as a result of a reorganization of the Forward Banking & Finance Fund into the Emerald Banking & Finance Fund).

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.75%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

A Contingent Deferred Sales Charge (CDSC) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

[1]	Inception Dates - Class A: 02/18/1997, Class C: 07/01/2000, Class Institutional: 03/19/2012, Class Investor: 03/16/2010

[2]

Emerald Mutual Fund Advisers Trust (“Emerald” or the “Adviser”) has agreed contractually to waive a portion of its fees and reimburse other expenses until August 31, 2014 in amounts necessary to limit the Fund’s operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expense) for Class A, Class C, Institutional Class, and Investor Class shares to an annual rate (as percentage of the Fund’s average daily net assets) of 1.84%, 2.49%, 1.54% and 1.89% respectively. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred. The Adviser may not discontinue this waiver prior to August 31, 2014, without the approval by the Fund’s Board of Trustees. Ratios as of the Prospectus dated August 31, 2014.

†

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly into an index.

††

The Russell 2000® Financial Services TR Index is comprised of the smallest financial services companies in the Russell 3000 Index. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Important Risks

A fund that concentrates in a particular industry will involve a greater degree of risk than a fund with a more diversified portfolio. Investing in smaller companies generally will present greater investment risks, including: greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies.

12	www.emeraldmutualfunds.com

Emerald Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period May 1, 2014 through October 31, 2014.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Emerald Growth Fund	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(a)	Expense Paid During Period 5/01/14 - 10/31/14(b)
Class A
Actual	$ 1,000.00	$ 1,061.80	1.29%	$ 6.70
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.70	1.29%	$ 6.56

Class C
Actual	$ 1,000.00	$ 1,058.50	1.94%	$ 10.07
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.43	1.94%	$ 9.86

Institutional Class
Actual	$ 1,000.00	$ 1,063.80	0.99%	$ 5.15
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04
Investor Class
Actual	$ 1,000.00	$ 1,062.00	1.34%	$ 6.96
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.45	1.34%	$ 6.82

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2014	13

Emerald Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

Emerald Insights Fund	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(a)	Expense Paid During Period 5/01/14 - 10/31/14(b)
Class A
Actual(c)	$ 1,000.00	$ 1,021.00	1.35%	$ 3.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87

Class C
Actual(c)	$ 1,000.00	$ 1,018.00	2.00%	$ 4.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.12	2.00%	$ 10.16

Institutional Class
Actual(c)	$ 1,000.00	$ 1,021.00	1.05%	$ 2.59
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.91	1.05%	$ 5.35

Investor Class
Actual(c)	$ 1,000.00	$ 1,019.00	1.40%	$ 3.45
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.15	1.40%	$ 7.12

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

(c)	Shares commenced operations on August 1, 2014.

Emerald Banking and Finance Fund	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(a)	Expense Paid During Period 5/01/14 - 10/31/14(b)
Class A
Actual	$ 1,000.00	$ 1,049.40	1.59%	$ 8.21
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.19	1.59%	$ 8.08

Class C
Actual	$ 1,000.00	$ 1,045.70	2.24%	$ 11.55
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,013.91	2.24%	$ 11.37

Institutional Class
Actual	$ 1,000.00	$ 1,051.00	1.30%	$ 6.72
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	1.30%	$ 6.61

Investor Class
Actual	$ 1,000.00	$ 1,049.20	1.65%	$ 8.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.89	1.65%	$ 8.39

(a)	The Fund’s expense ratios have been based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

14	www.emeraldmutualfunds.com

Emerald Growth Fund	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Shares		(Note 2)
COMMON STOCKS: 97.76%
Consumer Discretionary: 11.88%
105,450	Black Diamond, Inc.(a)	$818,292
60,500	Brunswick Corp.	2,831,400
127,860	Chegg, Inc.(a)	850,269
207,410	Christopher & Banks Corp.(a)	1,354,387
93,283	Chuy’s Holdings, Inc.(a)	2,790,094
30,871	Dave & Buster’s Entertainment, Inc.(a)	606,924
189,636	Diversified Restaurant Holdings, Inc.(a)	982,314
39,559	Five Below, Inc.(a)	1,577,217
106,380	HomeAway, Inc.(a)	3,712,662
54,271	Jack in the Box, Inc.	3,855,412
43,930	Kate Spade & Co.(a)	1,191,821
70,319	Malibu Boats, Inc., Class A(a)	1,312,152
118,263	MarineMax, Inc.(a)	2,267,102
31,444	Multimedia Games Holding Co., Inc.(a)	1,097,396
53,042	Red Robin Gourmet Burgers, Inc.(a)	2,915,719
119,980	Scientific Games Corp., Class A(a)	1,412,165
118,870	Sequential Brands Group, Inc.(a)	1,490,630
120,825	Tilly’s, Inc., Class A(a)	860,274
		31,926,230

Consumer Staples: 0.32%
65,520	Inventure Foods, Inc.(a)	867,485
		867,485

Energy: 2.75%
31,989	Diamondback Energy, Inc.(a)	2,189,327
82,650	Enphase Energy, Inc.(a)	1,241,403
291,378	Magnum Hunter Resources Corp.(a)	1,351,994
193,325	Penn Virginia Corp.(a)	1,656,796
55,000	Sanchez Energy Corp.(a)	938,850
		7,378,370

Financial Services: 16.97%
108,558	AmTrust Financial Services, Inc.	4,870,997
150,424	Bank of the Ozarks, Inc.	5,300,942
54,000	California Republic Bancorp(a)	1,509,300
215,282	CoBiz Financial, Inc.	2,587,690
66,159	ConnectOne Bancorp, Inc.	1,223,942
77,033	Customers Bancorp, Inc.(a)	1,471,330
24,846	Evercore Partners, Inc., Class A	1,286,277
125,651	FCB Financial Holdings, Inc., Class A(a)	2,883,690
100,034	First NBC Bank Holding Co.(a)	3,674,249
26,720	Greenhill & Co., Inc.	1,202,400
118,203	Howard Bancorp, Inc.(a)	1,282,503
21,870	Independent Bank Group, Inc.	977,370
78,300	Ladder Capital Corp., Class A(a)	1,486,917
41,802	Moelis & Co., Class A	1,427,956
140,040	Opus Bank(a)	3,683,052
78,444	Pacific Premier Bancorp, Inc.(a)	1,270,008
62,400	PacWest Bancorp	2,661,984
51,908	Peoples Bancorp, Inc.	1,279,532

		Value
Shares		(Note 2)
Financial Services (continued)
18,257	South State Corp.	$1,101,080
105,067	Square 1 Financial, Inc., Class A(a)	2,089,783
167,409	Talmer Bancorp, Inc., Class A	2,340,378
		45,611,380

Health Care: 25.07%
6,670	AAC Holdings, Inc.(a)	145,273
13,420	Abaxis, Inc.	706,697
95,561	Acadia Healthcare Co., Inc.(a)	5,929,560
68,414	Adamas Pharmaceuticals, Inc.(a)	1,041,945
48,550	Alnylam Pharmaceuticals, Inc.(a)	4,502,527
27,360	ANI Pharmaceuticals, Inc.(a)	929,146
58,920	AtriCure, Inc.(a)	1,027,565
36,570	Auspex Pharmaceuticals, Inc.(a)	991,047
62,210	Bluebird Bio, Inc.(a)	2,612,198
70,801	Cepheid(a)	3,753,161
194,002	Depomed, Inc.(a)	2,987,631
150,000	Ekso Bionics Holdings, Inc.(a)	205,500
71,080	Epizyme, Inc.(a)	1,885,752
61,239	Everyday Health, Inc.(a)	837,137
74,940	Heron Therapeutics, Inc.(a)	660,971
123,104	Horizon Pharma Plc(a)	1,592,966
92,150	Icad, Inc.(a)	1,036,687
87,217	Inogen, Inc.(a)	2,059,193
90,479	Intrexon Corp.(a)	2,019,491
67,054	Isis Pharmaceuticals, Inc.(a)	3,088,507
123,559	K2M Group Holdings, Inc.(a)	1,989,300
79,151	LDR Holding Corp.(a)	2,725,960
50,326	MacroGenics, Inc.(a)	1,071,441
39,110	Marinus Pharmaceuticals, Inc.(a)	293,325
41,991	MWI Veterinary Supply, Inc.(a)	7,123,983
82,327	NanoString Technologies, Inc.(a)	876,783
81,390	Neurocrine Biosciences, Inc.(a)	1,507,343
76,627	NPS Pharmaceuticals, Inc.(a)	2,099,580
62,650	OvaScience, Inc.(a)	1,223,554
86,694	Portola Pharmaceuticals, Inc.(a)	2,470,779
6,310	Puma Biotechnology, Inc.(a)	1,581,286
19,480	Sientra, Inc.(a)	346,744
15,922	Ultragenyx Pharmaceutical, Inc.(a)	748,493
37,660	WellCare Health Plans, Inc.(a)	2,555,984
12,240	West Pharmaceutical Services, Inc.	627,300
35,000	Zafgen, Inc.(a)	745,500
36,730	ZS Pharma, Inc.(a)	1,381,783
		67,382,092

Materials & Processing: 7.54%
18,760	Acuity Brands, Inc.	2,615,707
105,326	Apogee Enterprises, Inc.	4,623,811
37,155	NN, Inc.	928,875
125,478	PolyOne Corp.	4,643,941
47,810	TimkenSteel Corp.	1,940,130
100,504	Trex Co., Inc.(a)	4,321,672

Semi-Annual Report | October 31, 2014	15

Emerald Growth Fund	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Shares		(Note 2)
Materials & Processing (continued)
26,830	US Silica Holdings, Inc.	$1,204,667
		20,278,803

Producer Durables: 14.84%
41,954	Astronics Corp.(a)	2,173,637
8,390	Astronics Corp., Class B(a)	433,763
95,258	FARO Technologies, Inc.(a)	5,334,448
76,301	H&E Equipment Services, Inc.	2,852,894
11,760	HEICO Corp.	637,862
166,273	Kforce, Inc.	3,849,220
57,312	Knoll, Inc.	1,139,936
40,790	Korn/Ferry International(a)	1,139,265
7,780	OSI Systems, Inc.(a)	551,446
84,880	Primoris Services Corp.	2,437,754
19,970	Proto Labs, Inc.(a)	1,305,439
81,552	Roadrunner Transportation Systems, Inc.(a)	1,680,787
113,673	Spirit Airlines, Inc.(a)	8,310,633
27,160	Tennant Co.	2,002,507
147,827	Tutor Perini Corp.(a)	4,140,634
23,100	WESCO International, Inc.(a)	1,903,671
		39,893,896

Technology: 17.06%
122,213	Adept Technology, Inc.(a)	865,268
89,598	Applied Optoelectronics, Inc.(a)	1,446,112
89,890	ARC Document Solutions, Inc.(a)	912,383
14,140	Aspen Technology, Inc.(a)	522,190
47,736	Cavium, Inc.(a)	2,449,334
68,340	ChannelAdvisor Corp.(a)	949,243
77,281	EPAM Systems, Inc.(a)	3,689,395
541,357	Glu Mobile, Inc.(a)	2,095,052
26,290	Guidewire Software, Inc.(a)	1,312,923
104,540	Imperva, Inc.(a)	4,283,004
92,524	Inphi Corp.(a)	1,432,271
45,539	IPG Photonics Corp.(a)	3,343,018
45,410	Methode Electronics, Inc.	1,788,246
138,305	Microsemi Corp.(a)	3,605,611
16,640	MicroStrategy, Inc., Class A(a)	2,677,043
20,027	PDF Solutions, Inc.(a)	259,750
122,720	Pixelworks, Inc.(a)	554,694
102,320	Proofpoint, Inc.(a)	4,506,173
131,627	Qlik Technologies, Inc.(a)	3,731,625
78,027	Reis, Inc.	1,825,832
23,860	Ultimate Software Group, Inc.(a)	3,591,169
		45,840,336

Utilities: 1.33%
227,338	8x8, Inc.(a)	1,786,877
164,960	ORBCOMM, Inc.(a)	1,042,547

		Value
Shares		(Note 2)
Utilities (continued)
215,130	Vonage Holdings Corp.(a)	$748,652
		3,578,076

	Total Common Stocks (Cost $206,118,562)	262,756,668

WARRANTS: 0.00%
41,894	Magnum Hunter Resources Corp., Strike Price $8.50 (expiring 04/15/16)(a)	0

	Total Warrants (Cost $0)	0

SHORT TERM INVESTMENTS: 1.92%
5,144,452	Dreyfus Government Cash Management Fund - Institutional Class 0.021% (7-Day Yield)	5,144,452

	Total Short Term Investments (Cost $5,144,452)	5,144,452

	Total Investments: 99.68% (Cost $211,263,014)	267,901,120

	Other Assets

	In Excess Of Liabilities: 0.32%	868,813

	Net Assets: 100.00%	$268,769,933

(a)	Non-income producing security.

Investment Abbreviations:

Plc - Public limited company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

16	www.emeraldmutualfunds.com

Emerald Insights Fund	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Shares		(Note 2)
COMMON STOCKS: 87.29%
Consumer Discretionary: 24.60%
1,578	Avis Budget Group, Inc.(a)	$87,973
420	BorgWarner, Inc.	23,948
1,800	Brunswick Corp.	84,240
447	Deckers Outdoor Corp.(a)	39,095
960	Foot Locker, Inc.	53,770
714	Harman International Industries, Inc.	76,641
1,905	HomeAway, Inc.(a)	66,484
1,790	IMAX Corp.(a)	52,733
1,191	Jack in the Box, Inc.	84,609
1,499	Jarden Corp.(a)	97,570
3,053	Lions Gate Entertainment Corp.	101,146
888	McGraw Hill Financial, Inc.	80,346
3,155	MGM Resorts International(a)	73,354
664	Ross Stores, Inc.	53,598
1,155	Sinclair Broadcast Group, Inc., Class A	33,553
113	Tesla Motors, Inc.(a)	27,312
640	Tribune Media Co., Class A(a)	42,880
733	Twitter, Inc.(a)	30,398
841	Under Armour, Inc., Class A(a)	55,153
742	Williams-Sonoma, Inc.	48,252
312	Wynn Resorts Ltd.	59,283
		1,272,338

Consumer Staples: 2.15%
464	Hain Celestial Group, Inc.(a)	50,228
2,091	Sprouts Farmers Market, Inc.(a)	60,869
		111,097

Energy: 4.98%
452	Cabot Oil & Gas Corp.	14,057
546	Diamondback Energy, Inc.(a)	37,368
1,225	EP Energy Corp., Class A(a)	17,885
1,260	Gulfport Energy Corp.(a)	63,227
436	InterOil Corp.(a)	24,695
3,767	Penn Virginia Corp.(a)	32,283
1,359	Sanchez Energy Corp.(a)	23,198
736	Whiting Petroleum Corp.(a)	45,073
		257,786

Financial Services: 8.51%
583	Affiliated Managers Group, Inc.(a)	116,478
293	Alliance Data Systems Corp.(a)	83,022
2,157	Genworth Financial, Inc., Class A(a)	30,176
1,710	PacWest Bancorp	72,949
761	SEI Investments Co.	29,420
604	Signature Bank(a)	73,162
313	SVB Financial Group(a)	35,053
		440,260

Health Care: 15.48%
474	Acadia Healthcare Co., Inc.(a)	29,412

		Value
Shares		(Note 2)
Health Care (continued)
1,144	Alnylam Pharmaceuticals, Inc.(a)	$106,095
968	AmerisourceBergen Corp.	82,677
2,102	Cepheid(a)	111,427
1,007	Community Health Systems, Inc.(a)	55,355
4,630	Horizon Pharma Plc(a)	59,912
136	Intercept Pharmaceuticals, Inc.(a)	35,141
2,464	Intrexon Corp.(a)	54,996
952	Medivation, Inc.(a)	100,626
321	MWI Veterinary Supply, Inc.(a)	54,459
1,628	NPS Pharmaceuticals, Inc.(a)	44,607
745	Sarepta Therapeutics, Inc.(a)	12,047
284	United Therapeutics Corp.(a)	37,196
149	Vertex Pharmaceuticals, Inc.(a)	16,783
		800,733

Materials & Processing: 5.85%
986	Carpenter Technology Corp.	49,349
831	Eagle Materials, Inc.	72,655
1,311	PolyOne Corp.	48,520
239	PPG Industries, Inc.	48,682
489	United States Steel Corp.	19,580
1,419	US Silica Holdings, Inc.	63,713
		302,499

Producer Durables: 12.85%
692	Chicago Bridge & Iron Co., NV	37,811
821	EnerSys	51,559
2,304	Korn/Ferry International(a)	64,351
656	Middleby Corp.(a)	58,056
2,761	Quanta Services, Inc.(a)	94,095
1,900	Southwest Airlines Co.	65,512
1,147	Spirit Airlines, Inc.(a)	83,857
509	United Rentals, Inc.(a)	56,020
1,213	Wabtec Corp.	104,682
591	WESCO International, Inc.(a)	48,704
		664,647

Technology: 12.87%
2,213	Fortinet, Inc.(a)	57,649
430	Intuit, Inc.	37,844
985	IPG Photonics Corp.(a)	72,309
296	LinkedIn Corp., Class A(a)	67,772
1,805	Micron Technology, Inc.(a)	59,727
322	NetSuite, Inc.(a)	34,989
634	Palo Alto Networks, Inc.(a)	67,014
2,384	Proofpoint, Inc.(a)	104,991
539	SBA Communications Corp., Class A(a)	60,546
929	ServiceNow, Inc.(a)	63,107
428	Skyworks Solutions, Inc.	24,927

Semi-Annual Report | October 31, 2014	17

Emerald Insights Fund	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Shares		(Note 2)
Technology (continued)
222	Synaptics, Inc.(a)	$15,191
		666,066

	Total Common Stocks (Cost $4,353,809)	4,515,426

EXCHANGE TRADED FUNDS: 4.64%
Equity: 4.64%
2,640	iShares® Russell Mid-Cap Growth ETF	239,765
		239,765

	Total Exchange Traded Funds (Cost $234,948)	239,765

MASTER LIMITED PARTNERSHIPS: 0.59%
Financial Services: 0.59%
625	Lazard Ltd., Class A	30,756
		30,756

	Total Master Limited Partnerships (Cost $32,574)	30,756

SHORT TERM INVESTMENTS: 10.75%
556,010	Dreyfus Government Cash Management Fund - Institutional Class 0.021% (7-Day Yield)	556,010

	Total Short Term Investments (Cost $556,010)	556,010

Total Investments: 103.27% (Cost $5,177,341)		5,341,957

Liabilities In Excess Of Other Assets: (3.27)%		(169,349)
Net Assets: 100.00%		$5,172,608

(a)	Non-income producing security.

Investment Abbreviations:

ETF - Exchange Traded Funds.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for public limited liability corporation.

Plc - Public limited company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

18	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Shares		(Note 2)
COMMON STOCKS: 98.84%
Financial Services: 98.84%
Asset Management & Custodian: 0.54%
45,204	Silvercrest Asset Management Group, Inc., Class A	$674,896
Banks: Diversified: 74.42%
111,600	Alerus Financial Corp.	2,259,900
25,532	American Business Bank(a)	785,109
94,090	Ameris Bancorp	2,333,432
30,000	Atlas Financial Holdings, Inc.(a)	444,900
37,300	Bancorp, Inc.(a)	352,858
121,936	Bank of the Ozarks, Inc.	4,297,025
87,453	BankUnited, Inc.	2,614,845
95,070	BNC Bancorp	1,617,141
3,235	Bofl Holding, Inc.(a)	249,160
38,500	Bridge Bancorp, Inc.	1,011,010
18,290	Bryn Mawr Bank Corp.	563,881
80,000	C1 Financial, Inc.(a)	1,381,600
156,489	California Republic Bancorp(a)	4,373,868
150,670	Cascade Bancorp(a)	769,924
60,490	Centerstate Banks, Inc.	704,104
7,646	Citizens Financial Services, Inc.	414,795
206,178	CoBiz Financial, Inc.	2,478,260
89,500	CommerceWest Bank(a)	1,236,890
13,800	Community National Bank(a)	210,450
83,874	CommunityOne Bancorp(a)	892,419
174,752	ConnectOne Bancorp, Inc.	3,232,912
922	Consumers Bancorp, Inc.	16,181
46,605	CU Bancorp(a)	920,449
127,682	Customers Bancorp, Inc.(a)	2,438,726
76,890	Eagle Bancorp, Inc.(a)	2,762,658
23,220	East West Bancorp, Inc.	853,567
51,345	EverBank Financial Corp.	983,257
86,853	Farmers National Banc Corp.	703,509
21,820	First Bancorp	395,378
65,100	First Bank(a)	395,157
29,445	First Business Financial Services, Inc.	1,381,854
42,300	First Financial Bankshares, Inc.	1,344,294
78,450	First NBC Bank Holding Co.(a)	2,881,468
39,225	First of Long Island Corp.	1,033,186
68,316	Flagstar Bancorp, Inc.(a)	1,073,927
125,000	Great Western Bancorp, Inc.(a)	2,427,500
22,506	Guaranty Bancorp	354,920
96,537	Heritage Oaks Bancorp	759,746
50,540	Home BancShares, Inc.	1,613,237
16,003	HopFed Bancorp, Inc.	183,074
59,296	Howard Bancorp, Inc.(a)	643,362
15,250	Independent Bank Corp.	622,200
50,000	Independent Bank Corporation	603,500
53,000	Independent Bank Group, Inc.	2,368,570
67,294	Investors Bancorp, Inc.	723,410
14,700	John Marshall Bank(a)	260,190

		Value
Shares		(Note 2)
Banks: Diversified (continued)
45,870	Meridian Bancorp, Inc.(a)	$520,166
29,870	Meta Financial Group, Inc.	1,120,424
52,180	Northeast Bancorp	470,142
6,224	Oak Valley Bancorp	62,178
73,738	Old Line Bancshares, Inc.	1,178,333
120,532	Pacific Premier Bancorp, Inc.(a)	1,951,413
93,875	PacWest Bancorp	4,004,707
63,580	Peoples Bancorp, Inc.	1,567,247
33,413	Peoples Financial Corp.	430,359
24,300	Pinnacle Financial Partners, Inc.	952,560
40,440	PrivateBancorp, Inc.	1,307,021
5,280	Prosperity Bancshares, Inc.	318,859
12,860	Renasant Corp.	387,729
481,505	Royal Bancshares of Pennsylvania, Inc., Class A(a)	900,414
61,435	ServisFirst Bancshares, Inc.	1,811,718
84,050	Shore Bancshares, Inc.(a)	771,579
29,220	Signature Bank(a)	3,539,419
31,940	Simmons First National Corp., Class A	1,341,161
8,582	Southern Missouri Bancorp, Inc.	317,276
20,598	Southern National Bancorp of Virginia, Inc.	238,525
22,420	Southside Bancshares, Inc.	752,864
61,563	Square 1 Financial, Inc., Class A(a)	1,224,488
15,426	Sun Bancorp, Inc.(a)	311,605
28,013	SVB Financial Group(a)	3,137,176
52,682	Talmer Bancorp, Inc., Class A	736,494
28,090	Texas Capital Bancshares, Inc.(a)	1,717,703
87,675	WashingtonFirst Bankshares, Inc.	1,332,660
20,584	Western Alliance Bancorp(a)	547,946
		92,919,969
Banks: Savings, Thrift & Mortgage Lending: 8.50%
225,594	Atlantic Coast Financial Corp.(a)	929,447
11,750	Bridge Capital Holdings(a)	283,410
36,162	Elmira Savings Bank	783,269
12,500	Flushing Financial Corp.	251,750
103,401	Heritage Financial Corp.	1,814,688
57,670	Heritage Financial Group, Inc.	1,222,027
11,680	Home Bancorp, Inc.(a)	266,187
18,520	Home Federal Bancorp, Inc.	362,529
36,429	Mackinac Financial Corp.	372,304
90,232	Opus Bank(a)	2,373,102
104,750	Sterling Bancorp	1,472,785
30,890	Sussex Bancorp	310,445
7,930	Territorial Bancorp, Inc.	170,336
		10,612,279

Commercial Banks: 5.84%
9,000	1st Enterprise Bank(a)	237,600
90,134	First Capital Bancorp, Inc.(a)	403,800
561,112	First Security Group, Inc.(a)	1,105,391
532,555	Old Second Bancorp, Inc.(a)	2,556,264

Semi-Annual Report | October 31, 2014	19

Emerald Banking and Finance Fund	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Shares		(Note 2)
Commercial Banks (continued)
44,200	Seacoast Commerce Bank(a)	$442,000
42,510	Stonegate Bank	1,155,847
100,000	Veritex Holdings, Inc.(a)	1,396,000
		7,296,902

Commercial Finance & Mortgage Companies: 0.49%
32,000	Ladder Capital Corp., Class A(a)	607,680

Consumer Lending: 0.80%
27,087	Tree.com, Inc.(a)	1,001,948

Diversified Financial Services: 2.55%
8,960	Evercore Partners, Inc., Class A	463,859
90,445	FCB Financial Holdings, Inc., Class A(a)	2,075,713
14,430	Greenhill & Co., Inc.	649,350
		3,188,922

Financial Data & Services: 0.57%
15,022	Cass Information Systems, Inc.	714,146
Insurance: Property-Casualty: 3.56%
41,320	AmTrust Financial Services, Inc.	1,854,028
40,000	Federated National Holding Co.	1,338,400
28,670	Hilltop Holdings, Inc.(a)	631,600
31,441	United Insurance Holdings Corp.	616,244
		4,440,272
Real Estate Investment Trusts (REITs): 1.12%
53,830	Diamond Resorts International, Inc.(a)	1,397,427
Real Estate Management & Development: 0.45%
18,140	Marcus & Millichap, Inc.(a)	563,428

	Total Common Stocks
	(Cost $92,390,181)	123,417,869

SHORT TERM INVESTMENTS: 1.21%
	Dreyfus Government Cash Management
	Fund - Institutional Class
1,515,192	0.021% (7-Day Yield)	1,515,192

	Total Short Term Investments
	(Cost $1,515,192)	1,515,192

	Total Investments: 100.05%
	(Cost $93,905,373)	124,933,061

	Liabilities In Excess Of Other Assets: (0.05)%	(64,314)

	Net Assets: 100.00%	$124,868,747

(a)	Non-income producing security.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

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Emerald Funds	Statements of Assets and Liabilities
October 31, 2014 (Unaudited)

	Emerald Growth	Emerald Insights	Emerald Banking
	Fund	Fund	and Finance Fund
ASSETS:
Investments, at value	$267,901,120	$5,341,957	$124,933,061
Cash	31	–	–
Receivable for investments sold	2,328,663	5,227	–
Receivable for shares sold	659,448	134,054	156,192
Receivable due from advisor	–	9,550	–
Interest and dividends receivable	35,699	1,071	41,056
Other assets	39,866	2,316	22,201

Total Assets	270,964,827	5,494,175	125,152,510

LIABILITIES:
Payable for investments purchased	1,720,561	305,986	19,039
Payable for shares redeemed	186,563	–	45,642
Investment advisory fees payable	155,975	–	99,414
Payable to fund accounting and administration	17,002	1,517	8,514
Payable for distribution and service fees	76,836	1,247	83,598
Payable for trustee fees and expenses	2,118	14	884
Payable for transfer agency fees	8,354	2,521	9,451
Payable for chief compliance officer fee	1,548	38	472
Payable for principal financial officer fee	643	8	236
Payable for professional fees	10,895	5,947	10,447
Accrued expenses and other liabilities	14,399	4,289	6,066

Total Liabilities	2,194,894	321,567	283,763

NET ASSETS	$268,769,933	$5,172,608	$124,868,747

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$193,670,905	$5,123,849	$99,373,694
Accumulated net investment loss	(1,048,652)	(5,390)	(653,269)
Accumulated net realized gain/(loss) on investments	19,509,574	(110,467)	(4,879,366)
Net unrealized appreciation on investments	56,638,106	164,616	31,027,688

NET ASSETS	$268,769,933	$5,172,608	$124,868,747

INVESTMENTS, AT COST	$211,263,014	$5,177,341	$93,905,373
PRICING OF SHARES
Class A: (a)
Net Asset Value, offering and redemption price per share	$19.23	$10.21	$27.40
Net Assets	$102,452,670	$4,956,255	$47,639,116
Shares of beneficial interest outstanding	5,327,372	485,534	1,738,579
Maximum offering price per share (NAV/.9525, based on maximum sales charge of 4.75% of the offering price)	$20.19	$10.72	$28.77
Class C: (a)
Net Asset Value, offering and redemption price per share	$17.01	$10.18	$24.95
Net Assets	$10,979,246	$25,018	$29,792,246
Shares of beneficial interest outstanding	645,522	2,457	1,193,861
Institutional Class:
Net Asset Value, offering and redemption price per share	$19.67	$10.21	$27.63
Net Assets	$139,281,786	$58,954	$24,055,973
Shares of beneficial interest outstanding	7,080,509	5,776	870,517
Investor Class:
Net Asset Value, offering and redemption price per share	$19.18	$10.19	$26.24
Net Assets	$16,056,231	$132,381	$23,381,412
Shares of beneficial interest outstanding	837,026	12,985	890,986

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Funds’ Prospectus.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	21

Emerald Funds	Statements of Operations
For the Six Months or Period Ended October 31, 2014 (Unaudited)

	Emerald Growth	Emerald Insights	Emerald Banking
	Fund	Fund(a)	and Finance Fund
INVESTMENT INCOME:
Dividends	$425,717	$2,305	$624,866
Foreign taxes withheld	–	(28)	–

Total Investment Income	425,717	2,277	624,866

EXPENSES:
Investment advisory fee (Note 6)	948,665	4,262	592,527
Recoupment of previously waived fees	141	–	–
Administration fee	89,348	1,865	43,783
Custodian fee	13,128	3,726	6,522
Professional fees	11,988	5,947	10,435
Transfer agent fee	52,778	6,552	46,631
Trustee fees and expenses	3,855	17	1,813
Registration/filing fees	33,162	496	24,590
Reports to shareholder and printing fees	14,042	60	8,969
Distribution and service fees
Class A	159,435	1,875	82,697
Class C	54,738	47	145,176
Institutional Class	33,659	7	5,790
Investor Class	34,060	55	42,039
Chief compliance officer fee	13,863	66	6,459
Principal financial officer fee	3,438	13	1,602
Other	9,525	3,049	6,490

Total expenses before waiver	1,475,825	28,037	1,025,523
Less fees waived/reimbursed by investment adviser (Note 6)	(1,456)	(20,370)	–

Total Net Expenses	1,474,369	7,667	1,025,523

NET INVESTMENT LOSS:	(1,048,652)	(5,390)	(400,657)

Net realized gain/(loss) on investments	4,522,102	(110,467)	655,221
Net change in unrealized appreciation on investments	11,563,281	164,616	5,455,537

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,085,383	54,149	6,110,758

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,036,731	$48,759	$5,710,101

(a)	For the period August 1, 2014 (Inception) to October 31, 2014.

See Notes to Financial Statements.

22	www.emeraldmutualfunds.com

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
OPERATIONS:
Net investment loss	$(1,048,652)	$(1,903,752)
Net realized gain on investments	4,522,102	28,529,898
Net change in unrealized appreciation on investments	11,563,281	6,894,266

Net increase in net assets resulting from operations	15,036,731	33,520,412

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net realized gains on investments
Class A	–	(5,103,134)
Class C	–	(786,150)
Institutional Class	–	(9,804,217)
Investor Class	–	(833,989)

Net decrease in net assets from distributions	–	(16,527,490)

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	30,478,883	32,230,458
Issued to shareholders in reinvestment of distributions	–	4,588,579
Cost of shares redeemed	(11,257,297)	(10,981,411)

Net increase from share transactions	19,221,586	25,837,626

Class C
Proceeds from sale of shares	907,858	6,810,627
Issued to shareholders in reinvestment of distributions	–	672,071
Cost of shares redeemed	(2,208,203)	(998,140)

Net increase/(decrease) from share transactions	(1,300,345)	6,484,558

Institutional Class
Proceeds from sale of shares	15,994,679	44,708,051
Issued to shareholders in reinvestment of distributions	–	9,632,675
Cost of shares redeemed	(19,316,589)	(17,935,648)

Net increase/(decrease) from share transactions	(3,321,910)	36,405,078

Investor Class
Proceeds from sale of shares	8,451,753	16,794,225
Issued to shareholders in reinvestment of distributions	–	824,690
Cost of shares redeemed	(9,172,642)	(3,115,720)

Net increase/(decrease) from share transactions	(720,889)	14,503,195

Net increase in net assets	$28,915,173	$100,223,379

NET ASSETS:
Beginning of period	239,854,760	139,631,381

End of period (including accumulated net investment loss of $(1,048,652) and $0, respectively)	$268,769,933	$239,854,760

Semi-Annual Report | October 31, 2014	23

Emerald Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	1,642,783	1,651,050
Distributions reinvested	–	244,086
Redeemed	(617,262)	(580,859)

Net increase in shares outstanding	1,025,521	1,314,277

Class C
Sold	56,086	391,694
Distributions reinvested	–	40,196
Redeemed	(135,366)	(58,625)

Net increase/(decrease) in shares outstanding	(79,280)	373,265

Institutional Class
Sold	851,374	2,251,862
Distributions reinvested	–	502,225
Redeemed	(1,040,353)	(922,587)

Net increase/(decrease) in shares outstanding	(188,979)	1,831,500

Investor Class
Sold	460,528	878,538
Distributions reinvested	–	43,960
Redeemed	(502,037)	(162,295)

Net increase/(decrease) in shares outstanding	(41,509)	760,203

See Notes to Financial Statements.

24	www.emeraldmutualfunds.com

Emerald Insights Fund	Statements of Changes in Net Assets

For the Period August 1, 2014 (Inception) to October 31, 2014 (Unaudited)
OPERATIONS:
Net investment loss	$(5,390)
Net realized loss on investments	(110,467)
Net change in unrealized appreciation on investments	164,616

Net increase in net assets resulting from operations	48,759

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	4,910,634

Net increase from share transactions	4,910,634

Class C
Proceeds from sale of shares	24,452

Net increase from share transactions	24,452

Institutional Class
Proceeds from sale of shares	57,763

Net increase from share transactions	57,763

Investor Class
Proceeds from sale of shares	131,000

Net increase from share transactions	131,000

Net increase in net assets	$5,172,608

NET ASSETS:
Beginning of period	–

End of period (including accumulated net investment loss of $(5,390), respectively)	$5,172,608

Other Information:
SHARE TRANSACTIONS:
Class A
Sold	485,534

Net increase in shares outstanding	485,534

Class C
Sold	2,457

Net increase in shares outstanding	2,457

Institutional Class
Sold	5,776

Net increase in shares outstanding	5,776

Investor Class
Sold	12,985

Net increase in shares outstanding	12,985

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	25

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
OPERATIONS:
Net investment loss	$(400,657)	$(556,712)
Net realized gain on investments	655,221	5,639,073
Net change in unrealized appreciation on investments	5,455,537	12,763,257

Net increase in net assets resulting from operations	5,710,101	17,845,618

SHARE TRANSACTIONS (NOTE 5):
Class A
Proceeds from sale of shares	4,106,341	25,659,372
Cost of shares redeemed	(7,336,918)	(11,200,208)

Net increase/(decrease) from share transactions	(3,230,577)	14,459,164

Class C
Proceeds from sale of shares	1,979,777	7,599,293
Cost of shares redeemed	(1,713,223)	(2,355,553)

Net increase from share transactions	266,554	5,243,740

Institutional Class
Proceeds from sale of shares	1,691,883	16,536,237
Cost of shares redeemed	(837,751)	(608,192)

Net increase from share transactions	854,132	15,928,045

Investor Class
Proceeds from sale of shares	7,470,534	12,230,717
Cost of shares redeemed	(4,342,773)	(1,343,232)

Net increase from share transactions	3,127,761	10,887,485

Net increase in net assets	$6,727,971	$64,364,052

NET ASSETS:
Beginning of period	118,140,776	53,776,724

End of period (including accumulated net investment loss of $(653,269) and $(252,612), respectively)	$124,868,747	$118,140,776

26	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
Other Information:
SHARE TRANSACTIONS:
Class A
Sold	155,062	1,038,680
Redeemed	(278,759)	(446,319)

Net increase/(decrease) in shares outstanding	(123,697)	592,361

Class C
Sold	81,933	329,912
Redeemed	(71,117)	(105,783)

Net increase in shares outstanding	10,816	224,129

Institutional Class
Sold	62,992	649,087
Redeemed	(31,629)	(24,418)

Net increase in shares outstanding	31,363	624,669

Investor Class
Sold	294,683	500,859
Redeemed	(172,761)	(57,090)

Net increase in shares outstanding	121,922	443,769

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	27

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

					CLASS A
	For the
	Six Months				For the Period
	Ended				January 1, 2012
	October 31,				to		Year Ended	Year Ended	Year Ended
	2014		Year Ended	Year Ended	April 30, 2012		December 31,	December 31,	December 31,
	(Unaudited)		April 30, 2014	April 30, 2013	(a)(b)		2011	2010	2009
NET ASSET VALUE, BEGINNING OF PERIOD	$18.11		$15.60	$16.20	$13.37		$13.57	$10.63	$7.99
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.09)(c)		(0.21)(c)	(0.15)(c)	(0.05)(c)		(0.14)(c)	(0.12)	(0.11)
Net realized and unrealized gain/(loss) on investments	1.21		4.33	1.40	2.88		(0.06)	3.06	2.75

Total from Investment Operations	1.12		4.12	1.25	2.83		(0.20)	2.94	2.64

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	(1.85)	–		–	–	–

Total Distributions	–		(1.61)	(1.85)	–		–	–	–

NET INCREASE/(DECREASE) IN NET
ASSET VALUE	1.12		2.51	(0.60)	2.83		(0.20)	2.94	2.64

NET ASSET VALUE, END OF PERIOD	$19.23		$18.11	$15.60	$16.20		$13.37	$13.57	$10.63

TOTAL RETURN(d)	6.18%	(e)	26.01%	9.14%	21.17%	(e)	(1.47)%	27.66%	33.04%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$102,453		$77,900	$46,605	$41,991		$37,008	$46,785	$51,177
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.95)%	(f)	(1.12)%	(1.01)%	(1.02)%	(f)	(1.03)%	(0.85)%	(1.03)%
Operating expenses excluding reimbursement/waiver	1.29%	(f)	1.31%	1.38%	1.36%	(f)	1.36%	1.41%	1.38%
Operating expenses including reimbursement/waiver	1.29%	(f)	1.29%	1.29%	1.29%	(f)	1.29%	1.29%	1.29% (g)
PORTFOLIO TURNOVER RATE	37%	(e)	70%	78%	28%	(e)	75%	78%	113%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.29%.

See Notes to Financial Statements.

28	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$16.07		$14.07	$14.89	$12.31		$12.58	$9.92	$7.49
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.13)(c)		(0.30)(c)	(0.23)(c)	(0.08)(c)		(0.22)(c)	(0.03)	(0.36)
Net realized and unrealized gain/(loss) on investments	1.07		3.91	1.26	2.66		(0.05)	2.69	2.79

Total from Investment Operations	0.94		3.61	1.03	2.58		(0.27)	2.66	2.43

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	(1.85)	–		–	–	–

Total Distributions	–		(1.61)	(1.85)	–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.94		2.00	(0.82)	2.58		(0.27)	2.66	2.43

NET ASSET VALUE, END OF PERIOD	$17.01		$16.07	$14.07	$14.89		$12.31	$12.58	$9.92

TOTAL RETURN(d)	5.85%	(e)	25.19%	8.43%	20.96%	(e)	(2.15)%	26.81%	32.44%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$10,979		$11,645	$4,946	$3,026		$2,743	$2,812	$2,555
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.61)%	(f)	(1.77)%	(1.65)%	(1.67)%	(f)	(1.68)%	(1.48)%	(1.68)%
Operating expenses excluding reimbursement/waiver	1.94%	(f)	1.96%	2.03%	2.01%	(f)	2.01%	2.06%	2.04%
Operating expenses including reimbursement/waiver	1.94%	(f)	1.94%	1.94%	1.94%	(f)	1.94%	1.94%	1.94%	(g)
PORTFOLIO TURNOVER RATE	37%	(e)	70%	78%	28%	(e)	75%	78%	113%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Total return does not reflect the effect of sales charges.
(e)	Not Annualized.
(f)	Annualized.
(g)	Effective January 1, 2009, the Advisor agreed to limit expenses at 1.94%.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	29

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$18.49		$15.86	$16.39	$13.51		$13.67	$10.68	$8.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	(0.06)(c)		(0.16)(c)	(0.11)(c)	(0.04)(c)		(0.10)(c)	(0.06)	(0.17)
Net realized and unrealized gain/(loss) on investments	1.24		4.40	1.43	2.92		(0.06)	3.05	2.85

Total from Investment Operations	1.18		4.24	1.32	2.88		(0.16)	2.99	2.68

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	(1.85)	–		–	–	–

Total Distributions	–		(1.61)	(1.85)	–		–	–	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.18		2.63	(0.53)	2.88		(0.16)	2.99	2.68

NET ASSET VALUE, END OF PERIOD	$19.67		$18.49	$15.86	$16.39		$13.51	$13.67	$10.68

TOTAL RETURN	6.38%	(d)	26.35%	9.47%	21.32%	(d)	(1.17)%	28.00%	33.50%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$139,282		$134,440	$86,238	$83,149		$64,930	$64,880	$47,091
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.66)%	(e)	(0.82)%	(0.71)%	(0.72)%	(e)	(0.72)%	(0.52)%	(0.73)%
Operating expenses excluding reimbursement/waiver	0.99%	(e)	1.00%	1.08%	1.06%	(e)	1.06%	1.11%	1.08%
Operating expenses including reimbursement/waiver	0.99%	(e)	0.99%	0.99%	0.99%	(e)	0.99%	0.99%	0.99%	(f)
PORTFOLIO TURNOVER RATE	37%	(d)	70%	78%	28%	(d)	75%	78%	113%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	Per share amounts are based upon average shares outstanding.
(d)	Not Annualized.
(e)	Annualized.
(f)	Effective January 1, 2009, the Advisor agreed to limit expenses at 0.99%.

See Notes to Financial Statements.

30	www.emeraldmutualfunds.com

Emerald Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Period Ended December 31, 2011 (c)
NET ASSET VALUE, BEGINNING OF PERIOD	$18.06		$15.57	$16.18	$13.35		$15.74
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(d)	(0.09)		(0.23)	(0.16)	(0.05)		(0.09)
Net realized and unrealized gain/(loss) on investments	1.21		4.33	1.40	2.88		(2.30)

Total from Investment Operations	1.12		4.10	1.24	2.83		(2.39)

LESS DISTRIBUTIONS:
From capital gains	–		(1.61)	(1.85)	–		–

Total Distributions	–		(1.61)	(1.85)	–		–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.12		2.49	(0.61)	2.83		(2.39)

NET ASSET VALUE, END OF PERIOD	$19.18		$18.06	$15.57	$16.18		$13.35

TOTAL RETURN	6.20%	(e)	25.93%	9.08%	21.20%	(e)	(15.18)%	(e)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$16,056		$15,870	$1,842	$1,085		$879
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.01)%	(f)	(1.18)%	(1.05)%	(1.07)%	(f)	(1.00)%	(f)
Operating expenses excluding reimbursement/waiver	1.34%(	f)	1.34%	1.43%	1.41%	(f)	1.43%	(f)
Operating expenses including reimbursement/waiver	1.34%	(f)	1.34%	1.34%	1.34%	(f)	1.34%	(f)
PORTFOLIO TURNOVER RATE	37%	(e)	70%	78%	28%	(e)	75%	(g)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Growth Fund, the Fund was known as the Forward Growth Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on May 2, 2011.
(d)	Per share amounts are based upon average shares outstanding.
(e)	Not Annualized.
(f)	Annualized.
(g)	Portfolio turnover is calculated at the Fund level and represents the year ended December 31, 2011.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	31

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

CLASS A
For the Period Ended August 1, 2014 (Inception) to October 31, 2014 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.05)
Net realized and unrealized gain on investments	0.26

Total from Investment Operations	0.21

NET INCREASE IN NET ASSET VALUE	0.21

NET ASSET VALUE, END OF PERIOD	$10.21

TOTAL RETURN(b)	2.10%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$4,956
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.95%)(d)
Operating expenses excluding reimbursement/waiver	4.32%(d)(e)
Operating expenses including reimbursement/waiver	1.35%(d)(e)
PORTFOLIO TURNOVER RATE	53%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

32	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

CLASS C
For the Period Ended August 1, 2014 (Inception) to October 31, 2014 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.04)
Net realized and unrealized gain on investments	0.22

Total from Investment Operations	0.18

NET INCREASE IN NET ASSET VALUE	0.18

NET ASSET VALUE, END OF PERIOD	$10.18

TOTAL RETURN(b)	1.80%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$25
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.58%)(d)
Operating expenses excluding reimbursement/waiver	19.23%(d)(e)
Operating expenses including reimbursement/waiver	2.00%(d)(e)
PORTFOLIO TURNOVER RATE	53%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not reflect the effect of sales charges.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	33

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

INSTITUTIONAL CLASS
For the Period Ended August 1, 2014 (Inception) to October 31, 2014 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.02)
Net realized and unrealized gain on investments	0.23

Total from Investment Operations	0.21

NET INCREASE IN NET ASSET VALUE	0.21

NET ASSET VALUE, END OF PERIOD	$10.21

TOTAL RETURN	2.10%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$59
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(0.62%)(c)
Operating expenses excluding reimbursement/waiver	20.40%(c)(d)
Operating expenses including reimbursement/waiver	1.05%(c)(d)
PORTFOLIO TURNOVER RATE	53%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

34	www.emeraldmutualfunds.com

Emerald Insights Fund	Financial Highlights
For a share outstanding throughout the period presented

INVESTOR CLASS
For the Period Ended August 1, 2014 (Inception) to October 31, 2014 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment loss(a)	(0.04)
Net realized and unrealized gain on investments	0.23

Total from Investment Operations	0.19

NET INCREASE IN NET ASSET VALUE	0.19

NET ASSET VALUE, END OF PERIOD	$10.19

TOTAL RETURN	1.90%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$132
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.00%)(c)
Operating expenses excluding reimbursement/waiver	8.14%(c)(d)
Operating expenses including reimbursement/waiver	1.40%(c)(d)
PORTFOLIO TURNOVER RATE	53%(b)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Not Annualized.
(c)	Annualized.
(d)	Expense ratios before reductions for startup costs may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	35

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$26.11		$20.08	$16.96	$15.16		$15.89	$13.62	$15.39
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment income/(loss)	(0.07)(d)		(0.13)(d)	(0.01)(d)	(0.01)(d)		(0.03)(d)	(0.04)	0.02(d)
Net realized and unrealized gain/(loss) on investments	1.36		6.16	3.13	1.81		(0.70)	2.31	(1.76)

Total from Investment Operations	1.29		6.03	3.12	1.80		(0.73)	2.27	(1.74)

LESS DISTRIBUTIONS:
From investment income	–		–	–	–		–	–	(0.03)

Total Distributions	–		–	–	–		–	–	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.29		6.03	3.12	1.80		(0.73)	2.27	(1.77)

NET ASSET VALUE, END OF PERIOD	$27.40		$26.11	$20.08	$16.96		$15.16	$15.89	$13.62

TOTAL RETURN(e)	4.94%	(f)	30.03%	18.40%	11.87%	(f)	(4.59)%	16.67%	(11.29)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$47,639		$48,622	$25,496	$21,363		$20,412	$26,756	$22,675
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.56)%	(g)	(0.53)%	(0.06)%	(0.24)%	(g)	(0.22)%	(0.22)%	0.15%
Operating expenses excluding reimbursement/waiver	1.59%	(g)	1.72%	1.88%	1.96%	(g)	1.90%	1.95%	1.88%
Operating expenses including reimbursement/waiver	1.59%	(g)	1.72%	1.84%	1.85%	(g)	n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	17%	(f)	34%	53%	9%	(f)	27%	48%	43%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

36	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS C
	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period January 1, 2012 to April 30, 2012 (a)(b)		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
NET ASSET VALUE, BEGINNING OF PERIOD	$23.86		$18.46	$15.70	$14.06		$14.82	$12.77	$14.52
INCOME/(LOSS) FROM OPERATIONS:(c)
Net investment loss	(0.15)(d)		(0.26)(d)	(0.11)(d)	(0.04)(d)		(0.11)(d)	(0.18)	(0.19)
Net realized and unrealized gain/(loss) on investments	1.24		5.66	2.87	1.68		(0.65)	2.23	(1.56)

Total from Investment Operations	1.09		5.40	2.76	1.64		(0.76)	2.05	(1.75)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.09		5.40	2.76	1.64		(0.76)	2.05	(1.75)

NET ASSET VALUE, END OF PERIOD	$24.95		$23.86	$18.46	$15.70		$14.06	$14.82	$12.77

TOTAL RETURN(e)	4.57%	(f)	29.25%	17.58%	11.66%	(f)	(5.13)%	16.05%	(12.05)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$29,792		$28,222	$17,705	$14,690		$13,675	$17,872	$16,907
RATIOS TO AVERAGE NET ASSETS:
Net Investment loss	(1.21)%	(g)	(1.18)%	(0.68)%	(0.82)%	(g)	(0.77)%	(0.77)%	(0.47)%
Operating expenses excluding reimbursement/waiver	2.24%	(g)	2.38%	2.54%	2.55%	(g)	2.45%	2.50%	2.49%
Operating expenses including reimbursement/waiver	2.24%	(g)	2.38%	2.49%	2.44%	(g)	n/a	n/a	n/a
PORTFOLIO TURNOVER RATE	17%	(f)	34%	53%	9%	(f)	27%	48%	43%

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)	Per share amounts are based upon average shares outstanding.
(e)	Total return does not reflect the effect of sales charges.
(f)	Not Annualized.
(g)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	37

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INSTITUTIONAL CLASS
	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014	Year Ended April 30, 2013	For the Period March 16, 2012 to April 30, 2012 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.29		$20.15	$16.96	$16.85
INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	(0.03)		(0.06)	0.01	(0.01)
Net realized and unrealized gain on investments	1.37		6.20	3.18	0.12

Total from Investment Operations	1.34		6.14	3.19	0.11

NET INCREASE IN NET ASSET VALUE	1.34		6.14	3.19	0.11

NET ASSET VALUE, END OF PERIOD	$27.63		$26.29	$20.15	$16.96

TOTAL RETURN	5.10%	(c)	30.47%	18.81%	0.65%	(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$24,056		$22,062	$4,321	$8
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.26)%	(d)	(0.23)%	0.06%	(0.27)%	(d)
Operating expenses excluding reimbursement/waiver	1.30%	(d)	1.37%	1.62%	1.83%	(d)
Operating expenses including reimbursement/waiver	1.30%	(d)	1.37%	1.54%	1.53%	(d)
PORTFOLIO TURNOVER RATE	17%	(c)	34%	53%	9%	(c)(e)

(a)	The Fund began offering Institutional Class shares on March 16, 2012.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)	Annualized.
(e)	Portfolio turnover rate is calculated at the Fund level and represents the period ended April 30, 2012.

See Notes to Financial Statements.

38	www.emeraldmutualfunds.com

Emerald Banking and Finance Fund	Financial Highlights
For a share outstanding throughout the periods presented

	INVESTOR CLASS
	For the
	Six Months				For the Period
	Ended				January 1, 2012
	October 31,				to		Year Ended	Period Ended
	2014		Year Ended	Year Ended	April 30, 2012		December 31,	December 31,
	(Unaudited)		April 30, 2014	April 30, 2013	(a)(b)		2011	2010 (c)
NET ASSET VALUE, BEGINNING OF PERIOD	$25.01		$19.23	$16.25	$14.50		$15.14	$14.85
INCOME/(LOSS) FROM OPERATIONS:(d)
Net investment income/(loss)(e)	(0.08)		(0.12)	(0.01)	(0.00)	(f)	0.07	(0.02)
Net realized and unrealized gain/(loss) on investments	1.31		5.90	2.99	1.75		(0.71)	0.31

Total from Investment Operations	1.23		5.78	2.98	1.75		(0.64)	0.29

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.23		5.78	2.98	1.75		(0.64)	0.29

NET ASSET VALUE, END OF PERIOD	$26.24		$25.01	$19.23	$16.25		$14.50	$15.14

TOTAL RETURN	4.92%	(g)	30.06%	18.34%	12.07%	(g)	(4.23)%	1.95%	(g)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)	$23,381		$19,235	$6,255	$693		$136	$4
RATIOS TO AVERAGE NET ASSETS:
Net Investment income/(loss)	(0.61)%	(h)	(0.53)%	(0.08)%	(0.07)%	(h)	0.47%	(0.20)%	(h)
Operating expenses excluding reimbursement/waiver	1.65%	(h)	1.69%	1.94%	1.88%	(h)	1.48%	1.83%	(h)
Operating expenses including reimbursement/waiver	1.65%	(h)	1.69%	1.89%	1.72%	(h)	n/a	n/	a
PORTFOLIO TURNOVER RATE	17%	(g)	34%	53%	9%	(g)	27%	48%	(i)

(a)	Prior to its March 16, 2012 reorganization with and into the Emerald Banking and Finance Fund, the Fund was known as the Forward Banking and Finance Fund.
(b)	Effective March 13, 2012 the Board approved changing the fiscal year-end of the Fund from December 31 to April 30.
(c)	The Fund began offering Investor Class shares on March 16, 2010.
(d)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(e)	Per share amounts are based upon average shares outstanding.
(f)	Less than $0.005 per share.
(g)	Not Annualized.
(h)	Annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2010.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	39

Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This semi-annual report describes the Emerald Growth Fund, Emerald Insights Fund and Emerald Banking and Finance Fund (each a “Fund” and collectively, the “Funds”). Prior to March 16, 2012, the Emerald Banking and Finance Fund was known as the Forward Banking and Finance Fund and the Emerald Growth Fund was known as the Forward Growth Fund. Effective March 13, 2012, the Board of Trustees (the “Board”) approved changing the fiscal year end of the Funds from December 31 to April 30.

The Emerald Growth Fund seeks to achieve long-term growth through capital appreciation.

The Emerald Insights Fund seeks to achieve long-term growth through capital appreciation.

The Emerald Banking and Finance Fund seeks to achieve long term growth through capital appreciation with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern time, on each business day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Equity securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

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Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Funds as of October 31, 2014:

			Level 3 -
		Level 2 -	Significant
	Level 1 -	Other Significant	Unobservable
Investments in Securities at Value	Quoted Prices	Observable Inputs	Inputs	Total
Emerald Growth Fund
Common Stocks
Financial Services	$44,102,080	$1,509,300	$–	$45,611,380
Other(a)	217,145,288	–	–	217,145,288
Short Term Investments	5,144,452	–	–	5,144,452
TOTAL	$266,391,820	$1,509,300	$–	$267,901,120

			Level 3 -
		Level 2 -	Significant
	Level 1 -	Other Significant	Unobservable
Investments in Securities at Value	Quoted Prices	Observable Inputs	Inputs	Total
Emerald Insights Fund
Common Stocks	$4,515,426	$–	$–	$4,515,426
Exchange Traded Funds	239,765	–	–	239,765
Master Limited Partnerships	30,756	–	–	30,756
Short Term Investments	556,010	–	–	556,010
TOTAL	$5,341,957	$–	$–	$5,341,957

			Level 3 -
		Level 2 -	Significant
	Level 1 -	Other Significant	Unobservable
Investments in Securities at Value	Quoted Prices	Observable Inputs	Inputs	Total
Emerald Banking and Finance Fund
Common Stocks
Banks: Diversified	$86,875,557	$6,044,412	$–	$92,919,969
Other(a)	30,497,900	–	–	30,497,900
Short Term Investments	1,515,192	–	–	1,515,192
TOTAL	$118,888,649	$6,044,412	$–	$124,933,061

(a)	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Funds had the following transfers between Level 1 and Level 2 securities.

	Level 1		Level 2
Emerald Growth Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$-	$(1,509,300.00)	$1,509,300.00	$-
Total	$-	$(1,509,300.00)	$1,509,300.00	$-

Semi-Annual Report | October 31, 2014	41

Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

	Level 1		Level 2
Emerald Banking and Finance Fund	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks	$695,781	$(5,833,962)	$5,833,962	$(695,781)
Total	$695,781	$(5,833,962)	$5,833,962	$(695,781)

The above transfers from Level 1 to Level 2 were due to the Funds’ lack of a closing market price. Transfers from Level 2 to Level 1 are due to the Funds’ being able to obtain a closing market price. For the period ended October 31, 2014, the Emerald Insights Fund did not have any transfers between Level 1 and Level 2 securities.

For the six months and/or period ended October 31, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Expenses that are common to the Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months and/or period ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

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Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation	Gross Depreciation
	(excess of value over tax	(excess of tax cost over	Net Unrealized	Cost of Investments for
	cost)	value)	Appreciation	Income Tax Purposes
Emerald Growth Fund	$65,847,382	$(10,220,025)	$55,627,357	$212,273,763
Emerald Insights Fund	221,426	(115,500)	105,926	5,236,031
Emerald Banking and Finance Fund	32,087,010	(1,081,765)	31,005,245	93,927,816

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain
Emerald Growth Fund	$1,100,217	$15,427,273
Emerald Banking and Finance Fund	–	–

During the six months and/or period ended October 31, 2014, the Funds did not make any distributions.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months and/or period ended October 31, 2014, was as follows:

	Cost of Investments	Proceeds from
Funds	Purchased	Investments Sold
Emerald Growth Fund	$102,336,863	$93,509,709
Emerald Insights Fund	6,283,584	1,551,785
Emerald Banking and Finance Fund	20,495,791	19,693,865

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Emerald Mutual Fund Advisers Trust, (“the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, the Funds pay the Adviser fees for the services and facilities it provides payable on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

Emerald Growth Fund

Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Semi-Annual Report | October 31, 2014	43

Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Emerald Insights Fund
Average Total Net Assets	Contractual Fee
Up to and including $250M	0.75%
Over $250M and including $500M	0.65%
Over $500M and including $750M	0.55%
Over $750M	0.45%

Emerald Banking and Finance Fund
Average Total Net Assets	Contractual Fee
Up to and including $100M	1.00%
Over $100M	0.90%

The Adviser has contractually agreed to limit the total amount of “Management Fees” and “Other Expenses” that it is entitled to receive from both Funds through August 31, 2015, with respect to the Funds’ different classes, to the extent the Total Annual Fund Operating Expenses of a Fund (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed the annual rates (as a percentage of each Funds average daily net assets) set forth on the tables below. The Adviser will reduce the fee payable with respect to such Fund to the extent of such excess, and/or shall reimburse the Fund (or class) by the amount of such excess. The waiver or reimbursement shall be allocated to each class of the Fund in the same manner as the underlying expenses or fees were allocated. Pursuant to the expense limitation agreement between the Adviser and the Trust, each Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by each Fund to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

Emerald Growth Fund
Class A	Class C	Institutional Class	Investor Class
1.29%	1.94%	0.99%	1.34%

Emerald Insights Fund
Class A	Class C	Institutional Class	Investor Class
1.35%	2.00%	1.05%	1.40%

Emerald Banking and Finance Fund
Class A	Class C	Institutional Class	Investor Class
1.84%	2.49%	1.54%	1.89%

For the six months and/or period ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Recoupment of Past Waived Fees By Adviser
Emerald Growth Fund
Class A	$ 1,083	$ –
Class C	–	60
Institutional Class	373	–
Investor Class	–	81
Emerald Insights Fund
Class A	$ 15,907	$ –
Class C	806	–
Institutional Class	2,734	–
Investor Class	924	–
Emerald Banking and Finance Fund
Class A	$ –	$ –
Class C	–	–
Institutional Class	–	–
Investor Class	–	–

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Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

As of 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2015	Expires 2016	Expires 2017	Total
Emerald Growth Fund
Class A	$6,877	$37,509	$11,560	$55,946
Class C	518	3,189	1,471	5,178
Institutional Class	13,614	70,871	16,688	101,173
Investor Class	–	397	–	397
Emerald Banking and Finance Fund
Class A	$–	$–	$–	$–
Class C	–	–	–	–
Institutional Class	–	–	–	–
Investor Class	–	–	–	–

The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the year(s) in which the fees and expense were incurred.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services Inc. (“ALPS”)) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The Plans permit each Fund to make total payments at an annual rate of up to 0.35%, 0.75% and 0.25% of the average daily net asset value of Class A, Class C and Investor Class, respectively. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25%, 0.05% and 0.15% of the average daily net asset value of Class C, Institutional Class and Investor Class, respectively, of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

Fund Administrator Fees and Expenses: ALPS (an affiliate of ADI) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations.

Prior to August 1, 2014, the inception date of the Emerald Insights Fund, the annual administrative fee, billed monthly in total and allocated to each Fund, in the amount of the greater of (a) the annual minimum for both Funds of $200,000 or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.06%
$500M-$1B	0.04%
Above $1B	0.025%

The minimum annual total fee of $200,000 was increased to $285,000 for all 3 Funds with the inception of the Emerald Insights Fund on August 1, 2014.

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Semi-Annual Report | October 31, 2014	45

Emerald Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer: ALPS receives an annual fee for providing principal financial officer services to the Funds.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Emerald Mutual Funds Advisors Trust (“Emerald”) (the “Insights Fund”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, and other related materials.

In approving the Investment Advisory Agreement with Emerald, the Trustees, including the Independent Trustees, considered the following factors with respect to the Insights Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Insights Fund, to Emerald of 0.75%, 0.65%, 0.55%, and 0.45%, depending on the average daily net assets of the Insights Fund, in light of the extent and quality of the advisory services provided by Emerald to the Insights Fund.

The Trustees considered the information they received comparing the Insights Fund contractual annual advisory fee and overall expenses (net of waivers) with those of funds in the relevant expense peer group provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 0.75%, 0.65%, 0.55% and 0.45%, depending on total net assets, and the total expense ratio (net of waivers) of 1.35%, 1.40%, 2.00% and 1.05% of the Class A, Investor Class, Class C and Institutional Class Shares, respectively, of the Insights Fund, were expected to be generally lower than the median of the respective peer expense group provided by an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Insights Fund under the Advisory Agreement. The Trustees reviewed certain background materials supplied by Emerald in its presentation, including its Form ADV and Summary of Compliance Policies.

The Trustees reviewed and considered Emerald’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by Emerald. The Trustees also reviewed the research and decision-making processes utilized by Emerald, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Insights Fund.

The Trustees considered the background and experience of Emerald’s management in connection with the Insights Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Insights Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed the accompanying compliance-related materials and further noted that they have received reports on these services and compliance issues at each regular Board meeting throughout the year related to the services rendered by Emerald with respect to the Emerald Growth Fund and Emerald Banking and Finance Fund.

Performance: The Trustees noted that since the Insights Fund has not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also considered the limitations on the comparability of performance information for certain related funds and accounts. The Trustees considered Emerald’s reputation generally and its investment techniques, risk management controls and decision-making processes.

Comparable Accounts, Total Expense Ratios, and the Advisers’ Profitability: The Trustees discussed the projected profitability of Emerald with respect to the Insights Fund based on information provided by Emerald. The Trustees noted Emerald’s statements that the Insights Fund was expected to be profitable to Emerald as assets grow. The Trustees also considered information provided by Emerald regarding its institutional fee schedule as compared to the fee rates applicable to the Insights Fund. The Board then reviewed Emerald’s financial statements in order to analyze the financial condition and stability of Emerald. In assessing the projected profitability analysis, the Trustees noted that the Insight Fund’s total expense ratios (after waivers) and contractual advisory fee rate were was generally either lower than, or within an acceptable range of the median of, comparable funds identified by an independent provider of investment company data.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Insights Fund will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other benefits derived or to be derived by Emerald from its relationship with the Insights Fund, including whether soft dollar arrangements would be used.

Semi-Annual Report | October 31, 2014	47

Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

The Board summarized its deliberations with respect to the Investment Advisory Agreement with Emerald. In selecting Emerald and approving the Investment Advisory Agreement and fees under such agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fees to be received by Emerald and total expenses (net of waivers) with respect to the Insights Fund were generally expected to be lower than that of the expense peer group median;

•	the nature, extent and quality of services rendered by Emerald under the Advisory Agreement were adequate;

•

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Emerald’s other clients employing a comparable strategy were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Insights Fund;

•	there was no performance history for the Insights Fund for the Board to consider;

•	the Emerald Funds were expected to be profitable to Emerald in the near future, and such profit is expected to be fair to the Trust; and

•

to the extent there were any material economies of scale or other benefits accruing to Emerald in connection with its relationship with the Insights Fund as assets grow, their benefits would be substantially passed through to shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Emerald’s compensation for investment advisory services is consistent with the best interests of the Insights Fund and its shareholders.

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Emerald Funds	Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Each Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (855) 828-9909 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2014	49

Emerald Mutual Funds
P.O. Box 8556
Denver, CO 80201
(855) 828-9909
www.emeraldmutualfunds.com

Investment adviser:
Emerald Mutual Fund Advisers Trust
P.O. Box 10666
Lancaster, PA 17605

Must be accompanied by or proceeded by a Prospectus.
The Emerald Mutual Funds are distributed by ALPS Distributors, Inc.

Grandeur Peak Funds®	Shareholder Letter
October 31, 2014 (Unaudited)

Dear Fellow Shareholders,

September was a rougher month for stocks, but otherwise the market seems to find a way to keep climbing. In our Q4 letter last year we mentioned that we were surprised at how strong the stock market remained through 2013 after a strong showing in 2012. We thought the market had gotten ahead of itself in 2012 so were quite surprised that markets advanced another 24% in 2013 (as measured by the Russell Global Index). So this year we’ve been extra cautious and have focused on maintaining the Quality factor in our portfolios despite their higher valuations. Not that we are calling for a correction, but we certainly believe there is increasing downside risk.

We talk a lot about Quality. As a reminder, we look for three components of Quality: business quality, management quality, and financial quality. We believe a high quality company is one that has a good business model, is led by a skilled and motivated management team with high integrity, has a sustainable competitive advantage, has headroom to grow, delivers significant cash flow and returns on capital, and has a strong balance sheet.

We especially think that the current market environment calls for a high quality portfolio. When valuations get stretched it becomes tempting to try to find stocks trading at more reasonable valuations. It never feels good when you believe your portfolio is a tad expensive, like we do now. But history has taught us many things, including the value of holding a quality portfolio when markets begin to crack. Looking at our results for the period, we think that our focus on Quality helped when the market began to show some weakness (see performance for the period on pages 5, 7, 9 and 11), but it also means we have less upside room for outperformance if a bullish market persists.

Notes from the Road

Recent travels took our team to the UK, Canada, Israel, Austria, Germany, Sri Lanka, Bangladesh and a number of U.S. cities. Here are Stuart’s notes on his recent trip to Israel with Zach:

Overall I was quite impressed with Tel Aviv and the companies we met. When we arrived, I was really curious about what to expect given the violence flare up over the past month. As Zach and I drove around to our meetings, I felt more or less normal – no imminent threat. I started to feel a little on edge during the day before the cease-fire because that morning, the rocket sirens went off in Tel Aviv and as I was standing in the bomb shelter room at the hotel, we heard two explosions. I was sure the rockets had landed in Tel Aviv but I later learned that the explosions occurred in the air above the city; the Iron Dome defense system was successful in shooting the rockets out of the sky. We had experienced sirens a day or two earlier but that turned out to be a false alarm. Before we left that day, Zach and I downloaded the Iron Dome app, which alerts you of rocket warnings around Israel with a map that shows the areas at risk, and our apps blew up all day long with alerts everywhere. Apparently there had been 100 or so alerts during that day and as we drove up north towards Nazareth I was reading to Zach all the news about rockets coming from Lebanon in the north as well. I was really glad to see that they came to a cease-fire agreement that evening and Zach told everyone throughout the rest of the trip that we had brought peace to Israel. Interestingly, Israel seems way more dangerous from the outside because all you hear is the negative news. Every day during our trip, the roads, restaurants and beaches were full

Semi-Annual Report | October 31, 2014	1

Grandeur Peak Funds®	Shareholder Letter
October 31, 2014 (Unaudited)

of people. Most people we met with brushed the safety risk aside – business as usual. Most said that seeing rockets in the air and hearing sirens is just part of the Israel experience and they were really confident about the Iron Dome.

Israel seems to have a fairly young population. I think we ran into a lot more small children and young people in Israel than in any other country that I’ve visited this year. The culture seemed sort of informal, particularly in dress, but this is probably a function of the weather being so hot, the beach being close, and the fact that many people, including the kids, were on holiday given the time of year (we saw lots of children in many of the offices). Before this trip, I had a negative perception of Israeli management teams – that they were hard to communicate with. But in actuality, all of the people with whom we met were (for the most part) easy to communicate with and were on point. The companies we met with were all focused on international markets, of course, as Israel itself offers limited headroom. Generally, the sentiment from management teams was upbeat, even despite the war, and I was impressed with the technology/offerings coming out of some of the tech companies. Overall it was a good trip and I expect to see more interesting new tech companies come out of the country in the future.

Portfolio Manager Update

In August we announced the shifting of a few portfolio manager responsibilities. We are a team-based firm. We have a relatively small investment team working very collaboratively to manage the portfolios. As we have expanded from two strategies to four strategies it has become a little trickier to make sure we are fully leveraging the skill of the entire team across all portfolios and maintaining tight oversight of each strategy.

Consequently, we have been evolving our weekly team meetings and daily communications to ensure that we are keeping all strategies in sight as we vet each company and trade. It is also important that the portfolio managers (who are each analysts first) have the bandwidth for passionate oversight of their Fund(s) in order to ensure we are executing the way we intend.

Having us (Robert & Blake) leading all four strategies simply spreads us too thin to be as effective as we could be on a day-to-day basis. Fortunately, we have a strong and cohesive senior investment team. Last year we named Randy, Amy, and Spencer as additional portfolio managers (“PMs”) on the Global Reach Fund, and then included Spencer as a portfolio manager on the Emerging Markets Fund. They have each proven to be a great addition, and we have now expanded the breadth of their roles.

We have also learned that two is a good number for lead PMs on a portfolio…it’s enough to provide a sounding board and continuous coverage, but not so many that we run into group-think and delayed action; so we have designed our PM teams around two lead portfolio managers for each strategy.

We are not a portfolio manager “star” system. Our PMs will not be “running” the strategies. Our investment team collaboratively runs all of our strategies, and the PMs are point people assigned to ensure we are executing daily on each portfolio. You may be interested to know that the bonus for each PM remains tied to how all four strategies perform – to reinforce our holistic team approach.

We are also introducing what we are calling a “Guardian Portfolio Manager” for each strategy. The Guardian PM has the ability to make daily trades and be a back-up when either lead PM is on the road or unavailable, but their most important role is to provide a big picture view for the portfolio. The Guardian PM will regularly provide a holistic review of the portfolio to the lead PMs to make sure we are not missing the forest for the trees. The Guardian PM will also need to be aligned on all large positions in the portfolio.

Our revised portfolio manager coverage is outlined below:

Global Opportunities

Portfolio Managers: Robert Gardiner & Amy Hu Sunderland

Guardian PM: Blake Walker

International Opportunities

Portfolio Managers: Blake Walker & Randy Pearce

Guardian PM: Robert Gardiner

Emerging Markets Opportunities

Portfolio Managers: Blake Walker & Spencer Stewart

Guardian PM: Robert Gardiner

The Global Reach strategy is a little different in that the senior industry analysts act as the portfolio manager on their industry tranche within the portfolio, and then the Guardian PMs serve as the asset allocators across industries (as well as providing the roles of a Guardian PM described above).

2	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Shareholder Letter
October 31, 2014 (Unaudited)

Global Reach

Portfolio Managers:

Amy Hu Sunderland

Randy Pearce

Spencer Stewart

Blake Walker

Robert Gardiner

Guardian PMs: Robert Gardiner & Blake Walker

Here are a couple of excerpts from the letter sent out in September to introduce these changes:

Blake: “From the outset of our firm, we’ve avoided a “star” PM approach to managing your funds. This has not been, nor ever will be, the “Robert and Blake” show. Randy, Amy and Spencer have been an integral part of our team approach from the beginning, so recognizing their contribution is important. The other aspect of this change is subtle but important. As a team-oriented asset management firm grows there is a risk that the team becomes nothing more than a slow-moving bureaucratic committee. These announced changes reflect our need to stay in that sweet spot of “team” and away from the extremes of “star” or “committee.” We think these changes preserve our team culture and help us keep a clear focus on each strategy.”

Robert: “We all know the expression “Give a boy a fish and you feed him for a day. Teach him how to fish and you feed him for a lifetime.” The single most important effort I pursue at Grandeur Peak is not picking a great undiscovered best-in-class company/stock. Rather, the most important effort I pursue is to find high-quality stock pickers who share our culture, who themselves will be able to pick great undiscovered best-in-class companies/stocks continuously over decades, and to develop them as part of our team.

Three years ago when Blake, Eric and I announced our intentions to leave our former firm and start a new one, we were not sure of the team we could gather around us to form Grandeur Peak. The additions of Randy, Amy and Spence were a godsend. I cannot express enough my appreciation for both their tireless work ethic these last three years, and the intellectual capital they brought and continue to bring to bear on your portfolios. There are also other key employees at Grandeur Peak who have made similar contributions both in research and across the rest of the firm. There is nothing more important to me than developing a broad, talented team of individuals who are strong culture carriers for our firm and absolutely passionate about doing well for our clients. These announced changes recognize the valued contribution and role of just a few of our talented team members.”

The other nuance this change reflects is the continuous need for us to stay nimble and quick on our feet across all of our Funds in a fast-paced, changing global economy.”

We view these as small, but meaningful, tweaks to how we are managing the portfolios. We do not play favorites among strategies. Each strategy helps the others, just the as the team members do. Global Reach, as the umbrella for all of our strategies, is the initial center of our attention. If we get Global Reach right, we should be well-positioned across strategies, particularly with these passionate champions watching over each portfolio.

Business Update

All four Funds are now closed to additional investment. As we’ve said, we’re really sorry to not be able to leave the Funds open to existing shareholders. We found that even by closing the Funds to new investors we continued to receive a steady flow of additional money. Our first priority is to protect the long-term interest of our clients by limiting our assets at a level where we can remain nimble to fully implement our investment strategy. We ultimately believe limiting assets is a critical element of being a premier global small and micro-cap investment firm. We are frequently asked if we will be coming out with new strategies in the near future. For now the answer is “probably not.” We do have other strategies on our radar, but we will wait until we feel the timing is right for our next launch.

As of September 30, 2014, our firm-wide AUM was $2.4 billion, broken down as follows:

Global Opportunities Strategy	$909 million
International Opportunities Fund	$819 million
Emerging Markets Opportunities Fund	$434 million
Global Reach Fund	$264 million

We thank you for your continued trust in our team.

Sincerely,

Robert Gardiner, CFA	Blake Walker
Chief Executive Officer & Portfolio Manager	Chief Investment Officer & Portfolio Manager

Semi-Annual Report | October 31, 2014	3

Grandeur Peak Funds®	Shareholder Letter
October 31, 2014 (Unaudited)

The objective of all Grandeur Peak Funds is long-term growth of capital.

RISKS: Mutual fund investing involves risks and loss of principal is possible. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investments in emerging markets are subject to the same risks as other foreign securities and may be subject to greater risks than investments in foreign countries with more established economies and securities markets.

An investor should consider investment objectives, risks, charges, and expenses carefully before investing. To obtain a Grandeur Peak Funds prospectus, containing this and other information, visit www.grandeurpeakglobal.com or call 1-855-377-PEAK (7325). Please read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Grandeur Peak Global Advisors, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information. Past performance does not guarantee future results.

The Russell Global Index seeks to measures the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. You cannot invest directly in the Index.

CFA® is trademark owned by CFA Institute.

ALPS Distributors, Inc. is the Distributor for the Grandeur Peak Funds.

4	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended October 31, 2014

				Expense Ratio
			Since
	6 Months	Calendar YTD	Inception(a)	Gross	Net(b)
Grandeur Peak Emerging Markets Opportunities Fund – Investor (GPEOX)	5.41%	10.01%	11.00%	2.00%	1.95%
Grandeur Peak Emerging Markets Opportunities Fund – Institutional (GPEIX)	5.50%	10.21%	11.20%	1.75%	1.70%
Russell Emerging Markets Small Cap Index(c)	1.31%	4.36%	6.37%

(a)	Fund inception date of December 16, 2013.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% of the Fund’s average daily net assets for the Investor Class and 1.70% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Emerging Markets Small Cap Index seeks to measure the performance of the small-cap equity universe of emerging countries. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended October 31, 2014

Semi-Annual Report | October 31, 2014	5

Grandeur Peak Emerging Markets Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 10/31/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	71.4%
Africa/Middle East	7.3%
Latin America	6.9%
Europe	3.5%
North America	2.1%
Cash, Cash Equivalents, & Other Net Assets	8.8%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	20.2%
Industrials	19.2%
Technology	17.5%
Consumer	16.8%
Health Care	11.7%
Energy & Materials	5.8%
Cash, Cash Equivalents, & Other Net Assets	8.8%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Man Wah Holdings, Ltd.	2.6%
Value Partners Group, Ltd.	1.6%
Sporton International, Inc.	1.3%
KONA I Co., Ltd.	1.2%
Security Bank Corp.	1.2%
Hy-Lok Corp.	1.2%
Sinmag Equipment Corp.	1.1%
UDE Corp.	1.1%
Transaction Capital, Ltd.	1.1%
Far East Horizon, Ltd.	1.1%
Total	13.5%

*	Holdings are subject to change.

6	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended October 31, 2014

					Expense Ratio
				Since
	6 Months	Calendar YTD	3 Years	Inception(a)	Gross	Net(b)
Grandeur Peak Global Opportunities Fund – Investor (GPGOX)	2.11%	2.74%	19.93%	21.21%	1.70%	1.70%
Grandeur Peak Global Opportunities Fund – Institutional (GPGIX)	2.10%	3.02%	20.38%	21.65%	1.46%	1.46%
Russell Global Small Cap Index(c)	-0.50%	0.22%	12.31%	13.77%
Russell Global Index(d)	2.36%	4.64%	13.81%	15.22%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% of the Fund’s average daily net assets for the Investor Class and 1.50% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(d)

The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended October 31, 2014

Semi-Annual Report | October 31, 2014	7

Grandeur Peak Global Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 10/31/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
North America	34.0%
Asia ex Japan	33.2%
Europe	20.1%
Latin America	4.2%
Japan	3.8%
Australia/New Zealand	1.8%
Africa/Middle East	1.7%
Cash, Cash Equivalents, & Other Net Assets	1.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Industrials	23.2%
Technology	22.5%
Financials	22.2%
Health Care	13.4%
Consumer	13.1%
Energy & Materials	4.4%
Cash, Cash Equivalents, & Other Net Assets	1.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	3.0%
Roadrunner Transportation Systems, Inc.	1.7%
Clinigen Group PLC	1.7%
Melexis NV	1.5%
Universal Truckload Services, Inc.	1.5%
Man Wah Holdings, Ltd.	1.4%
RPS Group PLC	1.3%
Magellan Financial Group, Ltd.	1.3%
Knight Transportation, Inc.	1.3%
Home Capital Group, Inc.	1.1%
Total	15.8%

*	Holdings are subject to change.

8	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended October 31, 2014

				Expense Ratio
	6 Months	Calendar YTD	Since Inception(a)	Gross	Net(b)
Grandeur Peak Global Reach Fund – Investor (GPROX)	2.41%	7.52%	20.02%	1.88%	1.64%
Grandeur Peak Global Reach Fund – Institutional (GPRIX)	2.58%	7.78%	20.26%	1.72%	1.39%
Russell Global Small Cap Index(c)	-0.50%	0.22%	10.31%
Russell Global Index(d)	2.36%	4.64%	13.53%

(a)	Fund inception date of June 19, 2013.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% of the Fund’s average daily net assets for the Investor Class and 1.35% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

(d)

The Russell Global Index seeks to measure the performance of the global equity universe. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended October 31, 2014

Semi-Annual Report | October 31, 2014	9

Grandeur Peak Global Reach Fund	Performance Update
October 31, 2014 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 10/31/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	31.5%
North America	26.6%
Europe	19.0%
Africa/Middle East	4.4%
Japan	3.6%
Latin America	2.6%
Australia/New Zealand	2.1%
Cash, Cash Equivalents, & Other Net Assets	10.2%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	20.7%
Industrials	19.9%
Technology	18.1%
Consumer	16.7%
Health Care	11.7%
Energy & Materials	2.7%
Cash, Cash Equivalents, & Other Net Assets	10.2%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
First Republic Bank	1.8%
Roadrunner Transportation Systems, Inc.	1.8%
Man Wah Holdings, Ltd.	1.4%
Magellan Financial Group, Ltd.	1.2%
Clinigen Group PLC	1.1%
Home Capital Group, Inc.	0.8%
Bank of Georgia Holdings PLC	0.8%
IG Group Holdings PLC	0.7%
CETIP SA - Mercados Organizados	0.7%
Gentex Corp.	0.7%
Total	11.0%

*	Holdings are subject to change.

10	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return Performance for the periods ended October 31, 2014

					Expense Ratio
	6 Months	Calendar YTD	3 Years	Since Inception(a)	Gross	Net(b)
Grandeur Peak International Opportunities Fund – Investor (GPIOX)	0.29%	4.59%	19.67%	20.95%	1.68%	1.68%
Grandeur Peak International Opportunities Fund – Institutional (GPIIX)	0.29%	4.57%	19.88%	21.16%	1.44%	1.44%
Russell Global ex-U.S. Small Cap Index(c)	-3.94%	-0.99%	8.86%	9.75%

(a)	Fund inception date of October 17, 2011.
(b)

Grandeur Peak Global Advisors, LLC (the “Adviser”),has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% of the Fund’s average daily net assets for the Investor Class and 1.50% of the Fund’s average daily net assets for the Institutional Class. This agreement is in effect through August 31, 2015. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

(c)

The Russell Global ex-U.S. Small Cap Index seeks to measure the performance of the small-cap segment of the global equity universe, excluding companies assigned to the United States. The Index is not actively managed and does not reflect any deductions for fees, expense, or taxes. An investor may not invest directly in the Index.

Returns for periods greater than 1 year are annualized.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-855-377-PEAK (7325).

Growth of $10,000 for the period ended October 31, 2014

Semi-Annual Report | October 31, 2014	11

Grandeur Peak International Opportunities Fund	Performance Update
October 31, 2014 (Unaudited)

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 10/31/2014. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Regional Allocation (as a % of Net Assets)*
Asia ex Japan	41.4%
Europe	27.5%
Japan	5.3%
Latin America	5.1%
North America	4.9%
Africa/Middle East	3.0%
Australia/New Zealand	2.1%
Cash, Cash Equivalents, & Other Net Assets	10.7%
Total	100.0%

Industry Sector Allocation (as a % of Net Assets)*
Financials	20.2%
Industrials	19.7%
Technology	17.9%
Consumer	13.8%
Health Care	12.5%
Energy & Materials	5.2%
Cash, Cash Equivalents, & Other Net Assets	10.7%
Total	100.0%

Top 10 Holdings (as a % of Net Assets)*
Clinigen Group PLC	2.2%
Home Capital Group, Inc.	1.7%
Melexis NV	1.5%
Man Wah Holdings, Ltd.	1.3%
CETIP SA - Mercados Organizados	1.3%
Magellan Financial Group, Ltd.	1.3%
RPS Group PLC	1.3%
Hy-Lok Corp.	1.2%
Trancom Co., Ltd.	1.2%
Sporton International, Inc.	1.2%
Total	14.2%

*	Holdings are subject to change.

12	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2014 through October 31, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expense Ratio(a)	Expenses Paid During period May 1, 2014 - October 31, 2014(b)
Grandeur Peak Emerging Markets Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,055.00	1.57%	$ 8.13
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.29	1.57%	$ 7.98
Investor Class
Actual	$ 1,000.00	$ 1,054.10	1.82%	$ 9.42
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.03	1.82%	$ 9.25
Grandeur Peak Global Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,021.00	1.37%	$ 6.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.30	1.37%	$ 6.97
Investor Class
Actual	$ 1,000.00	$ 1,021.10	1.62%	$ 8.25
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.04	1.62%	$ 8.24
Grandeur Peak Global Reach Fund
Institutional Class
Actual	$ 1,000.00	$ 1,025.80	1.35%	$ 6.89
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Investor Class
Actual	$ 1,000.00	$ 1,024.10	1.60%	$ 8.16
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.14	1.60%	$ 8.13
Grandeur Peak International Opportunities Fund
Institutional Class
Actual	$ 1,000.00	$ 1,002.90	1.38%	$ 6.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.25	1.38%	$ 7.02
Investor Class
Actual	$ 1,000.00	$ 1,002.90	1.63%	$ 8.23
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.99	1.63%	$ 8.29

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2014	13

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (90.80%)
Bangledesh (0.79%)
Active Fine Chemicals, Ltd.	1,146,000	$1,103,276
Islami Bank Bangladesh, Ltd.(a)	3,103,500	1,070,795
Olympic Industries, Ltd.(a)	378,000	1,282,713

		3,456,784

Brazil (4.73%)
Banco Daycoval SA	662,137	2,408,858
CETIP SA - Mercados Organizados	270,162	3,423,498
Even Construtora e Incorporadora SA	628,700	1,361,750
Linx SA	62,500	1,298,317
Magazine Luiza SA	495,400	1,649,401
Odontoprev SA	428,500	1,547,712
Ser Educacional SA	137,700	1,497,649
Sonae Sierra Brasil SA	211,500	1,527,846
Tegma Gestao Logistica	130,300	957,044
Totvs SA	104,900	1,528,946
Valid Solucoes SA	212,300	3,408,247

		20,609,268

China (14.44%)
51job, Inc., ADR(a)	44,150	1,355,405
AAC Technologies Holdings, Inc.	194,000	1,163,764
Bolina Holding Co., Ltd.	6,023,000	2,252,271
China Biologic Products, Inc.(a)	51,425	3,098,356
China Lesso Group Holdings, Ltd.	4,717,000	2,476,468
China Medical System Holdings, Ltd.	1,245,000	2,295,404
China Pioneer Pharma Holdings, Ltd.	3,982,000	3,786,614
China Shineway Pharmaceutical Group, Ltd.	1,413,000	2,549,483
Dongpeng Holdings Co., Ltd.	8,772,000	3,218,339
Far East Horizon, Ltd.	4,934,500	4,589,372
Freetech Road Recycling Technology Holdings, Ltd.	5,363,700	1,099,792
Labixiaoxin Snacks Group, Ltd.(a)	6,967,000	934,306
Le Saunda Holdings, Ltd.	1,304,000	656,160
Man Wah Holdings, Ltd.	7,514,300	11,242,820
Mindray Medical International, Ltd., ADR	116,675	3,399,910

	Shares	Value (Note 2)

China (continued)
Noah Holdings, Ltd., Sponsored ADR(a)	223,625	$3,667,450
O2Micro International, Ltd., ADR(a)	241,250	472,850
Phoenix New Media, Ltd., ADR(a)	335,190	3,439,049
Sihuan Pharmaceutical Holdings Group, Ltd.	2,424,000	1,935,565
SPT Energy Group, Inc.	13,710,000	4,319,282
Tao Heung Holdings, Ltd.	880,000	463,961
Tsui Wah Holdings, Ltd.	2,512,000	949,471
WuXi PharmaTech Cayman, Inc., ADR(a)	95,000	3,581,500

		62,947,592

Colombia (1.71%)
Gran Tierra Energy, Inc.(a)	764,300	3,485,208
Parex Resources, Inc.(a)	434,231	3,979,953

		7,465,161

Georgia (0.75%)
Bank of Georgia Holdings PLC	79,397	3,256,264

Greece (0.47%)
Sarantis SA	233,541	2,048,631

Hong Kong (3.34%)
ASR Holdings, Ltd.	14,083,000	2,142,827
China South City Holdings, Ltd.	4,721,000	2,138,239
International Housewares Retail Co., Ltd.	2,436,000	669,152
Playmates Toys, Ltd.	4,036,000	942,841
Value Partners Group, Ltd.	9,483,800	7,147,425
Vitasoy International Holdings, Ltd.	1,101,900	1,518,081

		14,558,565

India (14.63%)
AIA Engineering, Ltd.	120,750	1,845,390
Ajanta Pharma, Ltd.	113,172	3,501,051
Amara Raja Batteries, Ltd.	201,300	2,147,961
Bajaj Finance, Ltd.	66,100	3,018,109
Balkrishna Industries, Ltd.	175,300	2,200,049
Cera Sanitaryware, Ltd.	15,955	433,019
Credit Analysis & Research, Ltd.	177,490	3,863,582
eClerx Services, Ltd.	69,479	1,470,092
Engineers India, Ltd.	633,000	2,805,147
Glenmark Pharmaceuticals, Ltd.	267,700	3,134,199

See Notes to Financial Statements.

14	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

India (continued)
Hinduja Global Solutions, Ltd.	166,500	$1,832,852
IFGL Refractories, Ltd.	359,956	1,125,492
Indag Rubber, Ltd.	14,750	176,423
Infotech Enterprises, Ltd.	358,595	2,804,225
Ipca Laboratories, Ltd.	94,956	1,130,936
Jammu & Kashmir Bank, Ltd.	702,830	1,592,357
Just Dial, Ltd.	32,300	789,646
Kolte-Patil Developers, Ltd.	1,058,750	3,243,212
KPIT Technologies, Ltd.	1,331,280	3,596,248
Mahindra & Mahindra Financial Services, Ltd.	250,900	1,198,701
Mayur Uniquoters, Ltd.	127,045	909,423
MT Educare, Ltd.	812,148	1,778,918
Persistent Systems, Ltd.	51,025	1,080,043
PI Industries, Ltd.	247,675	1,799,879
Poly Medicure, Ltd.	45,861	615,912
Repco Home Finance, Ltd.	285,727	2,267,622
Suprajit Engineering, Ltd.	687,287	1,303,220
Time Technoplast, Ltd.	3,806,100	2,932,061
Vaibhav Global, Ltd.(a)	274,337	3,689,252
Vakrangee Software, Ltd.	573,100	1,189,051
Vardhman Textiles, Ltd.	308,219	2,195,181
Vesuvius India, Ltd.	171,200	1,944,542
V-Mart Retail, Ltd.	19,283	171,983

		63,785,778

Indonesia (4.15%)
Arwana Citramulia Tbk PT	12,410,700	939,687
Astra Graphia Tbk PT	8,442,500	1,550,204
Bank Negara Indonesia Persero Tbk PT	3,981,000	1,962,096
Bank Tabungan Pensiunan Nasional Tbk PT(a)	4,746,500	1,661,911
Bekasi Fajar Industrial Estate Tbk PT	43,361,100	2,100,657
Express Transindo Utama Tbk PT	16,473,000	1,588,775
Lippo Cikarang Tbk PT(a)	1,031,600	725,968
Panin Sekuritas Tbk PT	2,622,500	1,112,148
Selamat Sempurna Tbk PT	5,999,100	2,231,218
Tempo Scan Pacific Tbk PT	14,898,500	3,516,172
Ultrajaya Milk Industry &
Trading Co. Tbk PT	2,240,900	709,122

		18,097,958

Malaysia (3.69%)
AEON Credit Service M Bhd	748,300	3,581,338
Berjaya Food Bhd	1,676,584	1,442,497
CB Industrial Product Holding Bhd	2,798,400	2,050,130

	Shares	Value (Note 2)

Malaysia (continued)
Freight Management Holdings Bhd	327,900	$168,481
JobStreet Corp. Bhd	398,200	315,878
Kossan Rubber Industries	3,083,300	4,312,842
My EG Services Bhd	1,330,900	1,626,507
Padini Holdings Bhd	2,814,100	1,574,828
Uzma Bhd(a)	971,300	1,019,341

		16,091,842

Mexico (1.74%)
Credito Real SAB de CV	1,008,300	2,586,969
Genomma Lab Internacional SAB de CV, Class B(a)	633,400	1,604,402
Medica Sur SAB de CV, Series B	807,546	3,412,187

		7,603,558

Netherlands (0.31%)
Nostrum Oil & Gas LP, PLC(a)	125,490	1,362,949

Oman (0.51%)
Al Anwar Ceramic Tile Co.	1,623,190	2,209,225

Philippines (4.09%)
Concepcion Industrial Corp.	3,844,660	3,427,628
Metropolitan Bank & Trust Co.	454,000	834,683
Pepsi-Cola Products Philippines, Inc.(a)	36,678,000	3,817,642
Puregold Price Club, Inc.	1,620,100	1,249,696
RFM Corp.	8,592,700	955,254
Robinsons Land Corp.	3,372,600	1,844,926
Security Bank Corp.	1,604,600	5,138,589
Union Bank of the Philippines	205,360	538,169

		17,806,587

Poland (1.99%)
KRUK SA(a)	124,346	3,978,973
Magellan SA(a)	73,840	1,712,041
Wawel SA	3,626	991,349
Work Service SA(a)	346,838	1,993,961

		8,676,324

Russia (0.37%)
MD Medical Group Investments PLC, GDR(b)	193,800	1,608,540

Singapore (1.12%)
Petra Foods, Ltd.	705,400	2,091,986

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	15

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

Singapore (continued)
Technovator International, Ltd.(a)	6,147,000	$2,786,978

		4,878,964

South Africa (6.69%)
ARB Holdings, Ltd.	631,808	372,013
Blue Label Telecoms, Ltd.	4,999,823	4,419,708
Clicks Group, Ltd.	402,300	2,739,203
Comair, Ltd.	8,289,753	3,008,864
Ellies Holdings, Ltd.(a)	4,832,608	560,823
EOH Holdings, Ltd.	264,424	2,580,386
Interwaste Holdings, Ltd.(a)	15,898,682	2,032,425
Invicta Holdings, Ltd.	162,400	1,491,688
Italtile, Ltd.	1,302,579	1,096,973
MiX Telematics, Ltd., Sponsored ADR(a)	165,587	1,475,380
OneLogix Group, Ltd.(a)	2,142,622	950,935
Super Group, Ltd.(a)	1,252,680	3,586,964
Transaction Capital, Ltd.	7,317,109	4,842,802

		29,158,164

South Korea (6.16%)
Duksan Hi-Metal Co., Ltd.(a)	124,500	1,254,811
ENF Technology Co., Ltd.	179,810	1,057,405
Global Display Co., Ltd.	239,575	1,455,063
Hanssem Co., Ltd.	8,183	975,384
Hy-Lok Corp.	183,908	5,022,872
ISC Co., Ltd.	53,832	1,970,524
Koh Young Technology, Inc.	77,244	2,384,319
Kolao Holdings	85,952	1,321,105
KONA I Co., Ltd.	132,697	5,417,446
LEENO Industrial, Inc.	44,245	1,761,913
LF Corp.	48,260	1,522,169
Solueta Co., Ltd.(a)	48,000	409,250
Vieworks Co., Ltd.	30,093	1,020,303
Wins Technet Co., Ltd.	179,412	1,290,360

		26,862,924

Sri Lanka (1.81%)
Asiri Hospital Holdings PLC	4,000,000	746,320
Expolanka Holdings PLC	8,266,517	625,796
Hatton National Bank PLC	484,700	731,514
Hemas Holdings PLC	1,459,745	781,359
The Lanka Hospital Corp. PLC	1,640,200	634,633
Royal Ceramics Lanka PLC	3,878,675	3,312,927
Sampath Bank PLC	575,400	1,059,725

		7,892,274

Taiwan (12.29%)
ASPEED Technology, Inc.	280,608	2,145,182
Chipbond Technology Corp.	848,000	1,563,614

	Shares	Value (Note 2)

Taiwan (continued)
Cleanaway Co., Ltd.	348,000	$1,547,045
Cowealth Medical Holding Co., Ltd.	431,000	1,335,299
Cub Elecparts, Inc.	91,165	961,767
DYNACOLOR, Inc.	767,000	1,593,573
Elan Microelectronics Corp.	1,586,000	2,518,176
King’s Town Bank Co., Ltd.	2,288,000	2,502,356
Ledlink Optics, Inc.	567,161	917,975
Novatek Microelectronics Corp.	617,000	3,193,629
On-Bright Electronics, Inc.	144,900	756,904
Polyronics Tech Corp.	1,383,000	3,065,003
Richtek Technology Corp.	190,000	916,848
Silergy Corp.	558,422	3,872,835
Sinmag Equipment Corp.	762,660	4,893,379
Solidwizard Technology Co., Ltd.	520,000	2,137,087
Sporton International, Inc.	1,149,000	5,568,191
St. Shine Optical Co., Ltd.	98,000	1,721,658
Test Research, Inc.	1,735,000	2,832,856
TSC Auto ID Technology Co., Ltd.	278,000	2,076,531
UDE Corp.	1,819,000	4,886,182
Voltronic Power Technology Corp.	315,020	2,544,061

		53,550,151

Thailand (1.88%)
Beauty Community PCL(a)	1,997,200	1,931,615
Jubilee Enterprise PCL	840,200	1,052,167
LPN Development PCL	5,007,100	3,829,720
Mega Lifesciences PCL	330,800	187,942
Nok Airlines PCL	235,300	104,733
Premier Marketing PCL	3,731,500	1,105,053

		8,211,230

Turkey (2.41%)
Albaraka Turk Katilim Bankasi AS	2,072,290	1,463,323
EGE Seramik Sanayi ve Ticaret AS	1,312,061	2,106,495
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,079,100	1,212,036
Is Girisim Sermayesi Yatirim Ortakligi AS	904,559	891,271
Pegasus Hava Tasimaciligi AS(a)	57,700	741,897
Pinar SUT Mamulleri Sanayii AS	223,646	2,153,296
TAV Havalimanlari Holding AS	79,100	663,575

See Notes to Financial Statements.

16	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

Turkey (continued)
Uyum Gida Ihtiyac Maddeleri Sanayi ve Ticaret AS(a)	1,423,772	$1,254,219

		10,486,112

United Arab Emirates (0.09%)
Aramex PJSC	451,125	388,117

United States (0.37%)
First Cash Financial Services, Inc.(a)	27,525	1,626,177

Vietnam (0.27%)
Vietnam Dairy Products JSC	234,816	1,158,362

TOTAL COMMON STOCKS (Cost $377,821,742)		395,797,501

PREFERRED STOCKS (0.44%)
Brazil (0.44%)
Banco ABC Brasil SA	342,104	1,901,115

TOTAL PREFERRED STOCKS (Cost $1,774,087)		1,901,115

WARRANTS (0.00%)
Malaysia (0.00%)
CB Industrial Product Holding Bhd, Strike Price 2.40 MYR, Expires 11/06/2019(c)	466,400	0

TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS (91.24%) (Cost $379,595,829)		$397,698,616

Assets In Excess Of Other Liabilities (8.76%)		38,200,203

NET ASSETS (100.00%)		$435,898,819

(a)	Non-Income Producing Security.
(b)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2014, the aggregate market value of those securities was $1,608,540, representing 0.37% of net assets.

(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

Common Abbreviations:

ADR - American Depositary Receipt.

AS - Aktieselskab is the Danish term for a stock-based corporation.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

LP - Limited Partnership

Ltd. - Limited.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA	- Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

Tbk	PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Currency Abbreviations:

MYR - Malaysian Ringgit

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	17

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (98.37%)
Australia (1.80%)
ALS, Ltd.	214,337	$1,061,483
Countplus, Ltd.	315,836	308,510
CTI Logistics, Ltd.	1,421,632	2,152,152
Magellan Financial Group, Ltd.	760,564	9,028,741

		12,550,886

Austria (0.55%)
Palfinger AG	164,221	3,827,756

Belgium (1.54%)
Melexis NV	236,034	10,765,119

Brazil (2.61%)
Banco Daycoval SA	1,233,600	4,487,844
CETIP SA - Mercados Organizados	549,282	6,960,513
Grazziotin SA	43,600	326,683
Tegma Gestao Logistica	418,600	3,074,587
Valid Solucoes SA	211,000	3,387,377

		18,237,004

Britain (7.46%)
Abcam PLC	339,553	2,175,280
blinkx PLC(a)	2,586,394	1,163,898
Bovis Homes Group PLC	178,143	2,405,858
Brammer PLC	399,279	2,071,062
Clinigen Group PLC	1,574,144	11,759,746
Diploma PLC	169,900	1,890,284
EMIS Group PLC	378,117	4,536,533
Halma PLC	80,100	799,228
Hunting PLC	222,000	2,614,943
IG Group Holdings PLC	556,800	5,366,111
Premier Oil PLC	756,808	3,125,066
Robert Walters PLC	140,483	648,907
RPS Group PLC	2,468,284	9,267,176
Ted Baker PLC	32,479	1,014,172
Ultra Electronics Holdings PLC	116,650	3,262,139

		52,100,403

Canada (2.11%)
Halogen Software, Inc.(a)	115,600	923,118
Home Capital Group, Inc.	164,928	7,905,071
Richelieu Hardware, Ltd.	73,555	3,489,629
Stantec, Inc.	38,464	2,437,083

		14,754,901

China (6.28%)
China Medical System Holdings, Ltd.	3,703,000	6,827,213

		Value
	Shares	(Note 2)

China (continued)
Dongpeng Holdings Co., Ltd.	13,489,000	$4,948,948
Far East Horizon, Ltd.	4,895,000	4,552,634
Labixiaoxin Snacks Group, Ltd.(a)	6,633,000	889,515
Le Saunda Holdings, Ltd.	4,653,200	2,341,445
Man Wah Holdings, Ltd.	6,325,400	9,464,000
Mindray Medical International, Ltd., ADR	34,825	1,014,801
Noah Holdings, Ltd., Sponsored ADR(a)	54,900	900,360
O2Micro International, Ltd., ADR(a)	530,892	1,040,548
Pacific Online, Ltd.	3,298,853	1,787,850
Sihuan Pharmaceutical Holdings Group, Ltd.	3,768,000	3,008,750
SPT Energy Group, Inc.	7,000,000	2,205,323
Tao Heung Holdings, Ltd.	1,861,300	981,331
Tsui Wah Holdings, Ltd.	2,809,000	1,061,729
WuXi PharmaTech Cayman, Inc., ADR(a)	75,500	2,846,350

		43,870,797

Colombia (1.24%)
Gran Tierra Energy, Inc.(a)	884,775	4,034,574
Parex Resources, Inc.(a)	507,300	4,649,669

		8,684,243

France (1.70%)
Alten SA	8,953	382,947
Argan SA, REIT	38,700	848,695
Audika Groupe	75,200	1,106,847
Esker SA	31,547	695,436
Infotel SA	27,620	692,808
Medicrea International(a)	167,370	1,856,194
MGI Digital Graphic Technology(a)	39,250	1,266,561
Neurones	45,508	762,713
Prodware(a)	199,300	1,577,488
SoluCom	29,356	1,364,814
Thermador Groupe	14,473	1,350,286

		11,904,789

Georgia (0.71%)
Bank of Georgia Holdings PLC	120,400	4,937,897

Germany (3.07%)
Bertrandt AG	42,019	5,500,291
ElringKlinger AG	119,051	3,641,519
Nexus AG	160,092	2,453,565
Norma Group SE	43,068	2,018,768

See Notes to Financial Statements.

18	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

Germany (continued)
Patrizia Immobilien AG(a)	202,511	$2,737,868
Softing AG	75,599	1,385,653
Wirecard AG	104,085	3,734,487

		21,472,151

Hong Kong (1.06%)
ASR Holdings, Ltd.	5,335,200	811,788
International Housewares Retail Co., Ltd.	4,580,000	1,258,094
Value Partners Group, Ltd.	4,970,000	3,745,619
Vitasoy International Holdings, Ltd.	1,135,483	1,564,348

		7,379,849

India (7.65%)
AIA Engineering, Ltd.	38,400	586,857
Ajanta Pharma, Ltd.	230,758	7,138,653
Bajaj Corp., Ltd.	287,440	1,331,030
Bajaj Finance, Ltd.	76,475	3,491,828
City Union Bank, Ltd.	895,267	1,237,697
Credit Analysis & Research, Ltd.	134,700	2,932,134
Crisil, Ltd.	57,500	1,709,115
eClerx Services, Ltd.	131,800	2,788,729
Glenmark Pharmaceuticals, Ltd.	414,000	4,847,062
Hinduja Global Solutions, Ltd.	297,900	3,279,318
Infotech Enterprises, Ltd.	359,116	2,808,299
Ipca Laboratories, Ltd.	213,500	2,542,809
Jammu & Kashmir Bank, Ltd.	955,000	2,163,682
Kolte-Patil Developers, Ltd.	614,932	1,883,688
KPIT Technologies, Ltd.	860,350	2,324,103
Mahindra & Mahindra Financial Services, Ltd.	323,700	1,546,510
MT Educare, Ltd.	517,689	1,133,939
Persistent Systems, Ltd.	125,100	2,647,984
Poly Medicure, Ltd.	18,534	248,911
Supreme Industries, Ltd.	293,800	2,870,053
Vaibhav Global, Ltd.(a)	151,300	2,034,665
Vakrangee Software, Ltd.	632,400	1,312,085
Vesuvius India, Ltd.	53,365	606,136

		53,465,287

Indonesia (3.19%)
Arwana Citramulia Tbk PT	48,263,300	3,654,298
Astra Graphia Tbk PT	9,349,400	1,716,729
Bank Negara Indonesia Persero Tbk PT	6,496,000	3,201,652
Bank Tabungan Pensiunan Nasional Tbk PT(a)	2,139,100	748,972

		Value
	Shares	(Note 2)

Indonesia (continued)
Express Transindo Utama Tbk PT	17,548,500	$1,692,504
Lippo Cikarang Tbk PT(a)	2,069,000	1,456,018
Panin Sekuritas Tbk PT	3,318,800	1,407,435
Selamat Sempurna Tbk PT	12,987,000	4,830,195
Tempo Scan Pacific Tbk PT	10,915,000	2,576,032
Ultrajaya Milk Industry & Trading Co. Tbk PT	3,254,500	1,029,870

		22,313,705

Ireland (0.42%)
Beazley PLC	700,000	2,940,138

Israel (0.28%)
Caesarstone Sdot Yam, Ltd.	22,800	1,273,608
Hamlet Israel-Canada, Ltd.(a)	75,283	700,643

		1,974,251

Japan (3.75%)
AIT Corp.	329,200	2,389,558
Arcland Service Co., Ltd.	53,700	1,647,486
Benefit One, Inc.	213,500	1,898,430
CMIC Co., Ltd.	96,020	1,463,251
Future Architect, Inc.	276,100	1,579,104
GCA Savvian Corp.	292,800	3,145,249
Mamezou Holdings Co., Ltd.	47,500	298,786
Monogatari Corp.	82,600	2,670,523
Prestige International, Inc.	34,500	298,281
Shaklee Global Group, Inc.(a)	11,000	385,845
SK Kaken Co., Ltd.	39,000	2,982,506
Syuppin Co., Ltd.	104,400	1,851,318
Trancom Co., Ltd.	133,870	5,594,384

		26,204,721

Luxembourg (0.62%)
L’Occitane International SA	1,843,753	4,353,514

Malaysia (2.21%)
AEON Credit Service M Bhd	686,480	3,285,470
Berjaya Food Bhd	1,273,500	1,095,692
JobStreet Corp. Bhd	411,100	326,111
Kossan Rubber Industries	1,342,800	1,878,275
My EG Services Bhd	4,107,500	5,019,819
Padini Holdings Bhd	6,077,650	3,401,178
Uzma Bhd(a)	420,000	440,773

		15,447,318

Mexico (0.52%)
Credito Real SAB de CV	404,700	1,038,328

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	19

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

Mexico (continued)
Genomma Lab Internacional SAB de CV, Class B(a)	1,025,400	$2,597,337

		3,635,665

Netherlands (0.37%)
Aalberts Industries NV	96,200	2,564,283

Norway (0.03%)
Zalaris ASA(a)	42,100	193,098

Philippines (1.04%)
Pepsi-Cola Products
Philippines, Inc.(a)	22,499,900	2,341,909
Security Bank Corp.	1,530,640	4,901,739

		7,243,648

Poland (0.10%)
Wawel SA	2,456	671,471

Singapore (1.44%)
ARA Asset Management, Ltd.	1,582,888	2,109,932
CSE Global, Ltd.	4,531,250	2,380,784
Petra Foods, Ltd.	1,333,300	3,954,132
Riverstone Holdings, Ltd.	2,133,600	1,603,885

		10,048,733

South Africa (1.34%)
Clicks Group, Ltd.	347,649	2,367,093
EOH Holdings, Ltd.	153,300	1,495,981
Italtile, Ltd.	829,366	698,454
MiX Telematics, Ltd., Sponsored ADR(a)	117,000	1,042,470
Super Group, Ltd.(a)	1,309,307	3,749,111

		9,353,109

South Korea (4.09%)
Duksan Hi-Metal Co., Ltd.(a)	100,600	1,013,927
Global Display Co., Ltd.	191,091	1,160,595
Hanssem Co., Ltd.	25,260	3,010,900
Hy-Lok Corp.	259,250	7,080,603
ISC Co., Ltd.	137,172	5,021,189
Koh Young Technology, Inc.	97,281	3,002,809
KONA I Co., Ltd.	84,600	3,453,853
LEENO Industrial, Inc.	89,000	3,544,136
LF Corp.	40,350	1,272,680

		28,560,692

Sweden (2.86%)
AddTech AB, Class B	212,427	3,011,001
Beijer Alma AB	95,000	2,212,848

		Value
	Shares	(Note 2)

Sweden (continued)
Bufab Holding AB(a)	698,300	$5,035,151
Indutrade AB	62,400	2,519,810
Moberg Pharma AB(a)	245,880	1,048,898
Nibe Industrier AB, Class B	108,600	2,882,708
Opus Group AB	2,135,278	3,241,495

		19,951,911

Switzerland (0.65%)
VZ Holding AG	27,475	4,526,100

Taiwan (4.74%)
ASPEED Technology, Inc.	217,698	1,664,250
Cub Elecparts, Inc.	193,778	2,044,309
Novatek Microelectronics Corp.	569,000	2,945,178
On-Bright Electronics, Inc.	337,900	1,765,065
Polyronics Tech Corp.	1,938,200	4,295,436
Silergy Corp.	397,852	2,759,231
Sinmag Equipment Corp.	197,120	1,264,761
Sporton International, Inc.	1,364,347	6,611,789
Test Research, Inc.	1,324,708	2,162,943
TSC Auto ID Technology Co., Ltd.	132,000	985,979
UDE Corp.	1,599,000	4,295,221
Voltronic Power Technology Corp.	282,100	2,278,204

		33,072,366

Thailand (0.85%)
LPN Development PCL	4,770,000	3,648,372
Mega Lifesciences PCL	186,400	105,902
Premier Marketing PCL	7,328,000	2,170,127

		5,924,401

Turkey (0.66%)
Albaraka Turk Katilim Bankasi AS	2,701,883	1,907,903
EGE Seramik Sanayi ve Ticaret AS	952,000	1,528,422
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,053,000	1,182,720

		4,619,045

United Arab Emirates (0.09%)
Aramex PJSC	755,100	649,637

United States (31.33%)
Abaxis, Inc.	67,530	3,556,130
ABIOMED, Inc.(a)	92,125	3,020,779
Alamo Group, Inc.	4,550	194,922
Amsurg Corp.(a)	54,430	2,939,764

See Notes to Financial Statements.

20	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

United States (continued)
Aratana Therapeutics, Inc.(a)	137,600	$1,541,120
BioDelivery Sciences International, Inc.(a)	52,575	914,805
Cardica, Inc.(a)	359,695	354,156
Cardtronics, Inc.(a)	57,200	2,195,908
Cempra, Inc.(a)	276,300	3,757,680
Chase Corp.	5,552	199,150
Covance, Inc.(a)	33,732	2,695,187
CRA International, Inc.(a)	78,873	2,366,190
Diamond Hill Investment Group, Inc.	34,300	4,595,857
EPAM Systems, Inc.(a)	105,050	5,015,087
ExlService Holdings, Inc.(a)	71,700	2,006,883
First Cash Financial Services, Inc.(a)	68,700	4,058,796
First Republic Bank	408,875	20,824,004
Fresh Market, Inc.(a)	102,825	3,774,706
Genpact, Ltd.(a)	106,300	1,865,565
Gentex Corp.	156,100	5,110,714
Geospace Technologies Corp.(a)	51,500	1,585,685
Grand Canyon Education, Inc.(a)	60,475	2,896,752
Inphi Corp.(a)	264,750	4,098,330
Integrated Silicon Solution, Inc.	254,100	3,450,678
IPC The Hospitalist Co., Inc.(a)	85,575	3,565,054
Jones Energy, Inc., Class A(a)	188,761	2,333,086
K2M Group Holdings, Inc.(a)	185,000	2,978,500
Knight Transportation, Inc.	301,795	8,830,522
LGI Homes, Inc.(a)	295,525	5,739,095
Littelfuse, Inc.	44,100	4,301,514
Manitex International, Inc.(a)	221,355	2,530,088
Manning & Napier, Inc.	61,025	966,636
MarketAxess Holdings, Inc.	78,400	5,068,560
MaxLinear, Inc., Class A(a)	533,275	3,780,920
Mesa Laboratories, Inc.	2,395	182,906
Microchip Technology, Inc.	108,395	4,672,908
Navigant Consulting, Inc.(a)	98,910	1,522,225
NorthStar Asset Management Group, Inc.	107,550	1,948,806
NorthStar Realty Finance Corp., REIT	132,525	2,462,314
Nu Skin Enterprises, Inc., Class A	21,800	1,151,694
Perficient, Inc.(a)	236,300	3,917,854
Pericom Semiconductor Corp.(a)	359,712	3,931,652
Power Integrations, Inc.	95,000	4,784,200

		Value
	Shares	(Note 2)

United States (continued)
Q2 Holdings, Inc.(a)	54,900	$828,441
Quaker Chemical Corp.	9,725	798,228
Redwood Trust, Inc., REIT	133,800	2,514,102
Resources Connection, Inc.	291,850	4,514,919
Roadrunner Transportation Systems, Inc.(a)	591,000	12,180,510
SEI Investments Co.	54,200	2,095,372
Signature Bank(a)	23,350	2,828,386
Silicon Laboratories, Inc.(a)	61,415	2,799,910
STAAR Surgical Co.(a)	487,375	4,664,179
Synaptics, Inc.(a)	52,175	3,570,335
Synergetics USA, Inc.(a)	171,113	607,451
Syntel, Inc.(a)	50,400	4,365,144
Transcat, Inc.(a)	14,102	148,212
TriMas Corp.(a)	116,600	3,691,556
TriNet Group, Inc.(a)	35,700	1,068,144
TubeMogul, Inc.(a)	103,025	1,601,009
Universal Truckload Services, Inc.	387,457	10,197,868
Virtusa Corp.(a)	110,900	4,544,682
Vocera Communications, Inc.(a)	75,525	781,684
Wesco Aircraft Holdings, Inc.(a)	268,225	4,760,994
Whitestone, REIT	172,450	2,586,750

		218,835,258

Vietnam (0.01%)
DHG Pharmaceutical JSC	7,440	32,865

TOTAL COMMON STOCKS (Cost $581,613,749)		687,067,011

PREFERRED STOCKS (0.39%)
Brazil (0.39%)
Banco ABC Brasil SA	490,158	2,723,869

TOTAL PREFERRED STOCKS (Cost $2,690,532)		2,723,869

TOTAL INVESTMENTS (98.76%) (Cost $584,304,281)		$689,790,880

Assets In Excess Of Other Liabilities (1.24%)		8,684,689

NET ASSETS (100.00%)		$698,475,569

(a)	Non-Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	21

Grandeur Peak Global Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

Common Abbreviations:

AB	- Aktiebolag is the Swedish equivalent of the term corporation.
ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AS	- Aktieselskab is the Danish term for a stock-based corporation.
ASA	- Allmennaksjeselskap is the Norwegian term for public limited company.
Bhd	- Berhad is the Malaysian term for public limited company.
JSC	- Joint Stock Company.
Ltd.	- Limited.
NV	- Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PCL	- Public Company Limited.
PJSC	- Public Joint Stock Company.
PLC	- Public Limited Company.
REIT	- Real Estate Investment Trust.
SA	- Generally designates corporations in various countries, mostly those employing the civil law.
SAB	de CV - A variable capital company.
SE	- A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.
Tbk	PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

22	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCKS (89.60%)
Australia (2.13%)
ALS, Ltd.	31,823	$157,600
Austbrokers Holdings, Ltd.	70,351	637,663
Beacon Lighting Group, Ltd.	749,900	745,703
Countplus, Ltd.	727,432	710,558
CTI Logistics, Ltd.	296,611	449,028
LifeHealthcare Group, Ltd.	140,900	282,118
Lycopodium, Ltd.	80,800	114,205
Magellan Financial Group, Ltd.	310,837	3,689,981

		6,786,856

Austria (0.11%)
Palfinger AG	14,910	347,531

Belgium (0.37%)
Melexis NV	25,785	1,176,011

Brazil (1.64%)
Banco Daycoval SA	267,200	972,075
CETIP SA - Mercados Organizados	173,788	2,202,245
Cia Hering	10,000	100,883
Even Construtora e Incorporadora SA	65,700	142,305
Grazziotin SA	42,000	314,695
JSL SA	49,900	273,676
Odontoprev SA	121,000	437,043
Totvs SA	19,300	281,303
Valid Solucoes SA	30,100	483,223

		5,207,448

Britain (5.49%)
Abcam PLC	178,089	1,140,892
Advanced Medical Solutions Group PLC	226,395	427,352
Arrow Global Group PLC	191,600	782,127
blinkx PLC(a)	771,300	347,091
Bovis Homes Group PLC	34,679	468,347
Brammer PLC	88,000	456,456
Brit PLC(b)(c)	157,800	636,357
Cambian Group PLC(a)	214,000	777,224
Clinigen Group PLC	481,656	3,598,243
Diploma PLC	39,400	438,359
dotdigital group PLC	811,500	374,776
EMIS Group PLC	45,396	544,647
Foxtons Group PLC	111,301	301,141
Halma PLC	14,736	147,034
Hunting PLC	28,800	339,236
IDOX PLC	716,800	446,439
IG Group Holdings PLC	241,500	2,327,435
ITE Group PLC	74,900	204,362

		Value
	Shares	(Note 2)
Britain (continued)
Ocado Group PLC(a)	49,836	$198,517
Premier Oil PLC	83,858	346,272
RPS Group PLC	282,849	1,061,957
Ted Baker PLC	9,800	306,010
Topps Tiles PLC	608,528	988,060
Tracsis PLC	25,100	136,317
Ultra Electronics Holdings PLC	10,750	300,626
WANdisco PLC(a)	55,800	357,051

		17,452,328

Canada (1.55%)
Cipher Pharmaceuticals, Inc.(a)	42,100	528,188
Halogen Software, Inc.(a)	11,995	95,785
Home Capital Group, Inc.	54,759	2,624,623
Mapan Energy, Ltd.(a)(d)	422,300	487,104
Stantec, Inc.	4,460	282,586
TransForce, Inc.	37,296	912,007

		4,930,293

China (6.40%)
51job, Inc., ADR(a)	9,900	303,930
AAC Technologies Holdings, Inc.	50,000	299,939
Bolina Holding Co., Ltd.	1,526,500	570,827
China Biologic Products, Inc.(a)	9,075	546,769
China Lesso Group Holdings, Ltd.	2,417,000	1,268,947
China Medical System Holdings, Ltd.	546,000	1,006,659
China Pioneer Pharma Holdings, Ltd.	1,063,000	1,010,841
China Shineway Pharmaceutical Group, Ltd.	260,000	469,119
Dongpeng Holdings Co., Ltd.	3,375,000	1,238,246
Far East Horizon, Ltd.	1,799,900	1,674,012
Freetech Road Recycling Technology Holdings, Ltd.	1,361,500	279,167
Hilong Holding, Ltd.	430,000	139,721
Labixiaoxin Snacks Group, Ltd.(a)	1,874,000	251,312
Le Saunda Holdings, Ltd.	1,194,000	600,809
Man Wah Holdings, Ltd.	2,997,300	4,484,530
Mindray Medical International, Ltd., ADR	31,075	905,525
Noah Holdings, Ltd., Sponsored ADR(a)	32,900	539,560

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	23

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
China (continued)
O2Micro International, Ltd., ADR(a)	54,150	$106,134
Pacific Online, Ltd.	548,000	296,995
Phoenix New Media, Ltd., ADR(a)	113,975	1,169,383
Sihuan Pharmaceutical Holdings Group, Ltd.	707,000	564,540
SPT Energy Group, Inc.	1,160,000	365,454
Tao Heung Holdings, Ltd.	18,000	9,490
Tsui Wah Holdings, Ltd.	2,124,000	802,817
WuXi PharmaTech Cayman, Inc., ADR(a)	39,060	1,472,562

		20,377,288

Colombia (0.69%)
BBVA Colombia SA	1,631,533	285,469
Gran Tierra Energy, Inc.(a)	210,975	962,046
Parex Resources, Inc.(a)	101,961	934,525

		2,182,040

Finland (0.13%)
BasWare OYJ	6,612	331,778
Revenio Group OYJ	5,550	94,860

		426,638

France (3.01%)
1000mercis	4,350	218,102
Akka Technologies SA	17,314	566,292
Alten SA	15,200	650,150
Argan SA, REIT	33,830	741,895
Audika Groupe	7,200	105,975
Ausy(a)	19,838	596,888
Esker SA	34,409	758,527
Exel Industries SA, Class A	5,358	303,221
GameLoft SE(a)	66,290	340,592
Groupe Gorge	35,876	827,676
ID Logistics Group(a)	7,754	612,166
Infotel SA	11,761	295,008
Medicrea International(a)	78,969	875,795
MGI Digital Graphic Technology(a)	24,519	791,206
Norbert Dentressangle SA	3,366	491,997
Prodware(a)	69,904	553,300
Rexel SA	15,700	263,902
SoluCom	9,733	452,505
Thermador Groupe	1,460	136,213

		9,581,410

Georgia (0.78%)
Bank of Georgia Holdings PLC	60,300	2,473,050

		Value
	Shares	(Note 2)
Germany (2.68%)
2G Energy AG	9,800	$293,658
Bertrandt AG	3,377	442,050
CANCOM SE	11,900	488,447
Elmos Semiconductor AG	43,453	777,856
ElringKlinger AG	53,514	1,636,880
First Sensor AG(a)	32,419	408,381
LPKF Laser & Electronics AG	33,679	431,797
LS Telcom AG	37,026	357,914
Nexus AG	49,685	761,471
Norma Group SE	11,160	523,113
Patrizia Immobilien AG(a)	111,017	1,500,905
Softing AG	16,200	296,930
Wirecard AG	17,196	616,979

		8,536,381

Greece (0.50%)
Sarantis SA	179,589	1,575,362

Hong Kong (1.55%)
ASR Holdings, Ltd.	5,575,500	848,351
China South City Holdings, Ltd.	973,000	440,692
International Housewares Retail Co., Ltd.	1,696,000	465,879
Playmates Toys, Ltd.	274,000	64,009
Value Partners Group, Ltd.	2,044,000	1,540,452
Vitasoy International Holdings, Ltd.	922,000	1,270,234
Wonderful Sky Financial Group Holdings, Ltd.	1,579,000	293,127

		4,922,744

India (7.78%)
Accelya Kale Solutions, Ltd.	12,300	163,446
AIA Engineering, Ltd.	22,700	346,918
Ajanta Pharma, Ltd.	31,629	978,464
Amara Raja Batteries, Ltd.	59,300	632,757
Bajaj Corp., Ltd.	35,000	162,072
Bajaj Finance, Ltd.	27,400	1,251,077
Balkrishna Industries, Ltd.	46,300	581,074
Biocon, Ltd.	43,100	314,092
City Union Bank, Ltd.	318,400	440,184
Container Corp. of India, Ltd.	13,600	299,187
Credit Analysis & Research, Ltd.	22,800	496,308
Crisil, Ltd.	13,700	407,215
Dewan Housing Finance Corp., Ltd.	92,400	554,613
eClerx Services, Ltd.	12,900	272,949
Engineers India, Ltd.	73,200	324,387

See Notes to Financial Statements.

24	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
India (continued)
Glenmark Pharmaceuticals, Ltd.	131,400	$1,538,416
Granules India, Ltd.	21,700	285,133
Hinduja Global Solutions, Ltd.	102,500	1,128,332
IFGL Refractories, Ltd.	108,100	338,002
Indag Rubber, Ltd.	23,900	285,866
Infinite Computer Solutions, Ltd.	97,724	284,519
Infotech Enterprises, Ltd.	166,700	1,303,599
Ipca Laboratories, Ltd.	78,400	933,753
Jammu & Kashmir Bank, Ltd.	169,000	382,892
Karur Vysya Bank, Ltd.	33,900	300,966
Kolte-Patil Developers, Ltd.	252,200	772,551
KPIT Technologies, Ltd.	227,600	614,826
La Opala RG, Ltd.	92,505	528,363
Mahindra & Mahindra Financial Services, Ltd.	63,130	301,610
Mayur Uniquoters, Ltd.	61,571	440,742
MT Educare, Ltd.	740,381	1,621,721
NIIT Technologies, Ltd.	45,234	284,732
Persistent Systems, Ltd.	38,816	821,616
PI Industries, Ltd.	45,500	330,653
Poly Medicure, Ltd.	40,687	546,425
Procter & Gamble Hygiene & Health Care, Ltd.	1,000	87,917
Repco Home Finance, Ltd.	70,300	557,924
Somany Ceramics, Ltd.	48,000	245,797
Suprajit Engineering, Ltd.	99,900	189,428
Supreme Industries, Ltd.	38,000	371,212
Time Technoplast, Ltd.	896,073	690,297
Vaibhav Global, Ltd.(a)	105,200	1,414,717
Vakrangee Software, Ltd.	144,500	299,804
Vesuvius India, Ltd.	24,830	282,027
Vinati Organics, Ltd.	24,400	170,184
V-Mart Retail, Ltd.	18,567	165,597

		24,744,364

Indonesia (2.40%)
Astra Graphia Tbk PT	847,000	155,525
Bank Negara Indonesia Persero Tbk PT	2,389,500	1,177,702
Bank Tabungan Pensiunan Nasional Tbk PT(a)	1,961,900	686,928
Bekasi Fajar Industrial Estate Tbk PT	12,272,500	594,549
Express Transindo Utama Tbk PT	7,321,500	706,139
Lippo Cikarang Tbk PT(a)	452,500	318,438
Panin Sekuritas Tbk PT	1,988,300	843,197
Selamat Sempurna Tbk PT	5,140,900	1,912,031

		Value
	Shares	(Note 2)
Indonesia (continued)
Tempo Scan Pacific Tbk PT	3,623,300	$855,129
Ultrajaya Milk Industry & Trading Co. Tbk PT	1,251,500	396,031

		7,645,669

Ireland (0.74%)
Beazley PLC	256,300	1,076,510
Irish Residential Properties, REIT PLC(a)	954,147	1,285,365

		2,361,875

Israel (1.11%)
Caesarstone Sdot Yam, Ltd.	5,715	319,240
Clicksoftware Technologies, Ltd.(a)	90,150	640,065
Hamlet Israel-Canada, Ltd.(a)	60,587	563,871
Magic Software Enterprises, Ltd.	43,950	307,210
Sarin Technologies, Ltd.	428,000	992,573
Silicom, Ltd.	1,700	56,831
Wix.com, Ltd.(a)	37,500	637,125

		3,516,915

Japan (3.59%)
ADJUVANT COSME JAPAN Co., Ltd.	81,000	668,259
AIT Corp.	41,200	299,058
Arcland Service Co., Ltd.	23,400	717,899
Benefit One, Inc.	31,400	279,207
Century Tokyo Leasing Corp.	18,100	473,984
CMIC Co., Ltd.	7,400	112,769
Daikokutenbussan Co.	4,000	116,390
Future Architect, Inc.	124,500	712,055
GCA Savvian Corp.	82,300	884,064
Gurunavi, Inc.	31,900	437,134
Hard Off Corp. Co., Ltd.	35,500	288,942
Hiday Hidaka Corp.	8,540	247,214
Komehyo Co., Ltd.	16,200	375,935
Mamezou Holdings Co., Ltd.	129,800	816,473
Monogatari Corp.	29,200	944,059
Shaklee Global Group, Inc.(a)	18,900	662,951
SK Kaken Co., Ltd.	6,000	458,847
Syuppin Co., Ltd.	92,300	1,636,750
Trancom Co., Ltd.	27,000	1,128,321
WebCrew, Inc.	30,000	174,104

		11,434,415

Luxembourg (0.70%)
Globant SA(a)	47,825	618,855

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	25

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
Luxembourg (continued)
L’Occitane International SA	678,000	$1,600,910

		2,219,765

Malaysia (1.07%)
AEON Credit Service M Bhd	202,500	969,158
Berjaya Food Bhd	396,300	340,968
CB Industrial Product Holding Bhd	589,400	431,799
Freight Management Holdings Bhd	238,900	122,751
JobStreet Corp. Bhd	62,600	49,659
Kossan Rubber Industries	436,100	610,006
My EG Services Bhd	545,400	666,539
Padini Holdings Bhd	410,500	229,724

		3,420,604

Mexico (0.81%)
Credito Real SAB de CV	425,600	1,091,951
Genomma Lab Internacional SAB de CV, Class B(a)	428,800	1,086,150
Medica Sur SAB de CV, Series B	98,062	414,349

		2,592,450

Netherlands (0.68%)
Aalberts Industries NV	71,255	1,899,355
Brunel International NV	6,880	154,642
Nostrum Oil & Gas LP, PLC(a)	8,700	94,491

		2,148,488

Norway (0.05%)
Medistim ASA	29,350	118,793
Zalaris ASA(a)	11,400	52,288

		171,081

Philippines (1.44%)
Concepcion Industrial Corp.	643,600	573,789
Pepsi-Cola Products Philippines, Inc.(a)	8,752,100	910,965
Puregold Price Club, Inc.	593,700	457,962
RFM Corp.	1,727,000	191,991
Robinsons Land Corp.	1,074,300	587,678
Security Bank Corp.	576,700	1,846,831

		4,569,216

Poland (1.01%)
Ac SA	28,532	271,915
KRUK SA(a)	33,100	1,059,174
Magellan SA(a)	18,916	438,583
Wawel SA	3,062	837,151

		Value
	Shares	(Note 2)
Poland (continued)
Work Service SA(a)	106,400	$611,690

		3,218,513

Russia (0.03%)
MD Medical Group Investments PLC, GDR(c)	11,855	98,397

Singapore (1.38%)
ARA Asset Management, Ltd.	260,000	346,570
CSE Global, Ltd.	1,958,000	1,028,762
Midas Holdings, Ltd.	297,000	75,181
Petra Foods, Ltd.	666,700	1,977,214
Riverstone Holdings, Ltd.	392,400	294,978
Super Group, Ltd.	227,000	208,913
Technovator International, Ltd.(a)	997,000	452,028

		4,383,646

South Africa (3.32%)
ARB Holdings, Ltd.	1,213,585	714,568
Blue Label Telecoms, Ltd.	1,091,100	964,503
Clicks Group, Ltd.	173,700	1,182,698
Comair, Ltd.	2,861,704	1,038,689
EOH Holdings, Ltd.	35,000	341,548
Interwaste Holdings, Ltd.(a)	8,806,252	1,125,757
Invicta Holdings, Ltd.	78,965	725,315
Italtile, Ltd.	785,972	661,910
MiX Telematics, Ltd., Sponsored ADR(a)	83,879	747,362
OneLogix Group, Ltd.(a)	1,015,438	450,670
Super Group, Ltd.(a)	643,400	1,842,332
Transaction Capital, Ltd.	909,700	602,082
Value Group, Ltd.	385,300	153,427

		10,550,861

South Korea (2.85%)
Duksan Hi-Metal Co., Ltd.(a)	27,300	275,151
ENF Technology Co., Ltd.	10,000	58,807
Global Display Co., Ltd.	19,150	116,308
Hanssem Co., Ltd.	11,370	1,355,263
Hy-Lok Corp.	55,340	1,511,439
iMarketKorea, Inc.	4,820	119,134
ISC Co., Ltd.	48,485	1,774,796
Koh Young Technology, Inc.	15,143	467,425
KONA I Co., Ltd.	30,105	1,229,057
LEENO Industrial, Inc.	15,100	601,308
LF Corp.	5,200	164,013
Solueta Co., Ltd.(a)	33,500	285,623
Sung Kwang Bend Co., Ltd.	33,900	490,441
Vieworks Co., Ltd.	14,454	490,063

See Notes to Financial Statements.

26	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)
South Korea (continued)
Wins Technet Co., Ltd.	17,000	$122,267

		9,061,095

Spain (0.00%)
Let’s GOWEX SA(a)	10,700	1

Sri Lanka (0.65%)
Expolanka Holdings PLC	5,864,300	443,943
Hemas Holdings PLC	730,999	391,282
Royal Ceramics Lanka PLC	1,460,600	1,247,555

		2,082,780

Sweden (1.92%)
AddTech AB, Class B	10,700	151,665
B&B Tools AB, Class B	52,423	982,785
Bufab Holding AB(a)	177,850	1,282,403
Bulten AB	50,900	424,263
Moberg Pharma AB(a)	99,300	423,603
Nibe Industrier AB, Class B	12,400	329,149
Odd Molly International AB(a)	40,188	252,650
Opus Group AB	767,797	1,165,567
Vitec Software Group AB, Class B	15,300	277,847
Wihlborgs Fastigheter AB	46,000	806,763

		6,096,695

Switzerland (0.83%)
Bossard Holding AG	5,800	587,877
VZ Holding AG	12,500	2,059,191

		2,647,068

Taiwan (3.73%)
ASPEED Technology, Inc.	37,310	285,226
Chipbond Technology Corp.	255,000	470,190
Cleanaway Co., Ltd.	46,000	204,494
Cowealth Medical Holding Co., Ltd.	103,000	319,109
Cub Elecparts, Inc.	34,419	363,112
DYNACOLOR, Inc.	159,000	330,350
Godex International Co., Ltd.	106,000	310,117
King’s Town Bank Co., Ltd.	1,048,000	1,146,184
Novatek Microelectronics Corp.	166,000	859,226
On-Bright Electronics, Inc.	68,000	355,207
Polyronics Tech Corp.	399,000	884,263
Richtek Technology Corp.	28,000	135,114
Silergy Corp.	110,925	769,300
Sinmag Equipment Corp.	88,560	568,219
Sporton International, Inc.	337,830	1,637,165
Test Research, Inc.	464,440	758,324

		Value
	Shares	(Note 2)
Taiwan (continued)
TSC Auto ID Technology Co., Ltd.	66,000	$492,989
Tung Thih Electronic Co., Ltd.	234,000	729,499
UDE Corp.	461,000	1,238,334

		11,856,422

Thailand (0.49%)
Jubilee Enterprise PCL	227,600	285,019
LPN Development PCL	1,186,000	907,121
Mega Lifesciences PCL	43,300	24,601
Premier Marketing PCL	1,179,800	349,388

		1,566,129

Turkey (1.62%)
Albaraka Turk Katilim Bankasi AS	818,100	577,692
EGE Seramik Sanayi ve Ticaret AS	662,900	1,064,276
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	479,300	538,346
Is Girisim Sermayesi Yatirim Ortakligi AS	268,052	264,114
Koza Altin Isletmeleri AS	4,600	29,649
Pegasus Hava Tasimaciligi AS(a)	15,650	201,225
Pinar SUT Mamulleri Sanayii AS	132,600	1,276,692
TAV Havalimanlari Holding AS	35,600	298,650
Tumosan Motor ve Traktor Sanayi AS	200,100	455,351
Turk Traktor ve Ziraat Makineleri AS	9,400	296,456
Uyum Gida Ihtiyac Maddeleri Sanayi ve Ticaret AS(a)	182,900	161,119

		5,163,570

United States (24.22%)
2U, Inc.(a)	22,375	407,225
Abaxis, Inc.	15,700	826,762
ABIOMED, Inc.(a)	41,675	1,366,523
Alamo Group, Inc.	18,625	797,895
Amsurg Corp.(a)	23,737	1,282,035
Aratana Therapeutics, Inc.(a)	62,375	698,600
Barrett Business Services, Inc.	26,025	611,848
BioDelivery Sciences International, Inc.(a)	109,700	1,908,780
Carbonite, Inc.(a)	59,550	651,477

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	27

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)
United States (continued)
Cardica, Inc.(a)	148,600	$146,312
Cardtronics, Inc.(a)	8,475	325,355
Ceco Environmental Corp.	80,200	1,148,464
Cempra, Inc.(a)	93,900	1,277,040
ChannelAdvisor Corp.(a)	37,225	517,055
Chase Corp.	8,050	288,753
Covance, Inc.(a)	7,500	599,250
Diamond Hill Investment Group, Inc.	6,375	854,186
DXP Enterprises, Inc.(a)	9,525	631,412
EPAM Systems, Inc.(a)	9,300	443,982
ePlus, Inc.(a)	13,100	800,017
Esperion Therapeutics, Inc.(a)	16,050	469,462
ExlService Holdings, Inc.(a)	12,050	337,280
First Cash Financial Services, Inc.(a)	15,775	931,987
First Republic Bank	112,600	5,734,718
Fresh Market, Inc.(a)	44,099	1,618,874
Genpact, Ltd.(a)	18,100	317,655
Gentex Corp.	67,075	2,196,036
Geospace Technologies Corp.(a)	10,260	315,905
Grand Canyon Education, Inc.(a)	37,700	1,805,830
HeartWare International, Inc.(a)	3,775	291,128
Home BancShares, Inc.	40,050	1,278,396
Inphi Corp.(a)	132,425	2,049,939
Integrated Silicon Solution, Inc.	96,425	1,309,452
InvenSense, Inc.(a)	14,800	239,908
IPC The Hospitalist Co., Inc.(a)	19,275	802,997
Jones Energy, Inc., Class A(a)	25,605	316,478
K2M Group Holdings, Inc.(a)	66,925	1,077,493
KEYW Holding Corp.(a)	13,690	138,954
Knight Transportation, Inc.	10,800	316,008
LGI Homes, Inc.(a)	49,500	961,290
Littelfuse, Inc.	7,175	699,850
Manitex International, Inc.(a)	68,125	778,669
Manning & Napier, Inc.	29,960	474,566
Marin Software, Inc.(a)	74,875	670,131
MarketAxess Holdings, Inc.	14,280	923,202
Mastech Holdings, Inc.	12,068	141,799
Mavenir Systems, Inc.(a)	44,600	546,796
Maxim Integrated Products, Inc.	9,760	286,358
MaxLinear, Inc., Class A(a)	136,200	965,658
Mesa Laboratories, Inc.	4,325	330,300
Microchip Technology, Inc.	26,475	1,141,337

	Shares	Value (Note 2)
United States (continued)
Navigant Consulting, Inc.(a)	41,075	$632,144
NorthStar Asset Management Group, Inc.	35,400	641,448
NorthStar Realty Finance Corp., REIT	104,375	1,939,288
Nu Skin Enterprises, Inc., Class A	5,495	290,301
NxStage Medical, Inc.(a)	57,425	870,563
Pegasystems, Inc.	14,925	323,425
Perficient, Inc.(a)	42,500	704,650
Performant Financial Corp.(a)	130,095	1,122,720
Pericom Semiconductor Corp.(a)	46,900	512,617
Power Integrations, Inc.	27,340	1,376,842
Q2 Holdings, Inc.(a)	7,100	107,139
RealPage, Inc.(a)	18,975	377,033
Redwood Trust, Inc., REIT	44,400	834,276
Roadrunner Transportation Systems, Inc.(a)	275,325	5,674,448
Ruckus Wireless, Inc.(a)	24,950	323,851
Rush Enterprises, Inc., Class A(a)	22,325	850,583
Signature Bank(a)	13,125	1,589,831
Silicon Laboratories, Inc.(a)	16,875	769,331
Sonus Networks, Inc.(a)	142,875	495,776
STAAR Surgical Co.(a)	115,825	1,108,445
Synaptics, Inc.(a)	20,925	1,431,898
Synergetics USA, Inc.(a)	50,939	180,833
Syntel, Inc.(a)	6,750	584,618
Tandy Leather Factory, Inc.	30,975	286,209
TearLab Corp.(a)	39,825	115,094
Transcat, Inc.(a)	124,765	1,311,280
TriMas Corp.(a)	68,100	2,156,046
TriNet Group, Inc.(a)	11,595	346,922
TubeMogul, Inc.(a)	48,825	758,741
Universal Truckload Services, Inc.	48,475	1,275,862
Virtusa Corp.(a)	8,300	340,134
Vocera Communications, Inc.(a)	13,400	138,690
Wesco Aircraft Holdings, Inc.(a)	98,150	1,742,163
Whitestone, REIT	52,800	792,000

		77,056,628

Vietnam (0.15%)
DHG Pharmaceutical JSC	46,666	206,137
Traphaco JSC	29,000	103,395

See Notes to Financial Statements.

28	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)
Vietnam (continued)
Vietnam Dairy Products JSC	34,836	$171,848

		481,380

TOTAL COMMON STOCKS (Cost $275,880,457)		285,063,407

PREFERRED STOCKS (0.31%)
Brazil (0.31%)
Banco ABC Brasil SA	180,955	1,005,589

TOTAL PREFERRED STOCKS (Cost $1,005,083)		1,005,589

WARRANTS (0.00%)
Malaysia (0.00%)
CB Industrial Product Holding Bhd, Strike Price 2.40 MYR, Expires 11/06/2019(e)	98,233	0

TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS (89.91%) (Cost $276,885,540)		$286,068,996

Assets In Excess Of Other Liabilities (10.09%)		32,090,019

NET ASSETS (100.00%)		$318,159,015

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, these securities had a total aggregate market value of $636,357, representing 0.20% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2014, the aggregate market value of those securities was $734,754, representing 0.23% of net assets.

(d)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2014, these securities had a total value of $487,104 or 0.15% of Total Net Assets.

(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

LP - Limited Partnership.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Julkinen Osakeyhtiö is the Finnish term for a public limited company.

PCL - Public Company Limited.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Currency Abbreviations:

MYR - Malaysian Ringgit

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	29

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (88.92%)
Australia (2.14%)
ALS, Ltd.	300,232	$1,486,870
Countplus, Ltd.	974,352	951,750
CTI Logistics, Ltd.	1,407,259	2,130,393
Magellan Financial Group, Ltd.	906,800	10,764,725
Medical Developments International, Ltd.(a)	576,538	684,929
Webjet, Ltd.	435,318	1,315,856

		17,334,523

Austria (0.40%)
Palfinger AG	139,696	3,256,113

Belgium (1.54%)
Melexis NV	273,423	12,470,369

Brazil (3.45%)
Banco Daycoval SA	1,579,600	5,746,594
CETIP SA - Mercados Organizados	849,842	10,769,215
Even Construtora e Incorporadora SA	932,700	2,020,207
Tegma Gestao Logistica	607,144	4,459,430
Valid Solucoes SA	309,200	4,963,871

		27,959,317

Britain (10.62%)
Abcam PLC	449,266	2,878,135
Advanced Medical Solutions Group PLC	2,095,869	3,956,241
Arrow Global Group PLC	803,700	3,280,769
blinkx PLC(a)	3,174,500	1,428,550
Bovis Homes Group PLC	316,729	4,277,491
Brammer PLC	471,317	2,444,723
Brit PLC(b)(c)	700,000	2,822,877
Clinigen Group PLC	2,330,273	17,408,458
Diploma PLC	269,100	2,993,970
EMIS Group PLC	611,900	7,341,391
Globo PLC(a)	1,051,115	723,028
Halma PLC	245,129	2,445,868
Hunting PLC	403,100	4,748,124
IG Group Holdings PLC	792,000	7,632,830
Premier Oil PLC	894,941	3,695,454
RPS Group PLC	2,846,790	10,688,277
Ted Baker PLC	50,909	1,589,657
Tracsis PLC	253,100	1,374,575
Ultra Electronics Holdings PLC	150,100	4,197,575

		85,927,993

	Shares	Value (Note 2)
Canada (3.46%)
Halogen Software, Inc.(a)	136,700	$1,091,611
Home Capital Group, Inc.	287,360	13,773,291
Mapan Energy, Ltd.(a)(d)	1,449,000	1,671,354
Richelieu Hardware, Ltd.	98,550	4,675,452
Stantec, Inc.	69,976	4,433,686
TransForce, Inc.	97,400	2,381,744

		28,027,138

China (7.50%)
China Medical System Holdings, Ltd.	4,895,000	9,024,901
China Pioneer Pharma Holdings, Ltd.	3,577,000	3,401,486
Dongpeng Holdings Co., Ltd.	16,368,000	6,005,218
Far East Horizon, Ltd.	8,029,000	7,467,436
Labixiaoxin Snacks Group, Ltd.(a)	11,212,000	1,503,579
Le Saunda Holdings, Ltd.	4,989,800	2,510,819
Man Wah Holdings, Ltd.	7,249,100	10,846,030
Mindray Medical International, Ltd., ADR	40,650	1,184,541
Noah Holdings, Ltd., Sponsored ADR(a)	61,700	1,011,880
O2Micro International, Ltd., ADR(a)	569,914	1,117,031
Pacific Online, Ltd.	5,136,152	2,783,595
Sihuan Pharmaceutical Holdings Group, Ltd.	3,949,000	3,153,279
SPT Energy Group, Inc.	13,743,000	4,329,679
Tao Heung Holdings, Ltd.	2,203,700	1,161,854
WuXi PharmaTech Cayman, Inc., ADR(a)	138,950	5,238,415

		60,739,743

Colombia (1.21%)
Gran Tierra Energy, Inc.(a)	1,116,600	5,091,696
Parex Resources, Inc.(a)	510,145	4,675,745

		9,767,441

Finland (0.31%)
BasWare OYJ	18,902	948,466
Revenio Group OYJ	91,000	1,555,360

		2,503,826

France (2.79%)
Alten SA	69,000	2,951,341
Argan SA, REIT	56,000	1,228,085
Audika Groupe	122,381	1,801,290
Esker SA	78,800	1,737,103
GameLoft SE(a)	251,700	1,293,212
Infotel SA	30,000	752,507

See Notes to Financial Statements.

30	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)
France (continued)
Medicrea International(a)	193,596	$2,147,050
MGI Digital Graphic Technology(a)	53,050	1,711,875
Neurones	79,220	1,327,725
Norbert Dentressangle SA	16,280	2,379,595
Prodware(a)	268,000	2,121,258
SoluCom	34,342	1,596,622
Thermador Groupe	16,307	1,521,393

		22,569,056

Georgia (0.78%)
Bank of Georgia Holdings PLC	154,111	6,320,467

Germany (4.12%)
Bertrandt AG	48,704	6,375,358
CANCOM SE	32,000	1,313,470
ElringKlinger AG	137,802	4,215,072
First Sensor AG(a)	119,964	1,511,182
Nexus AG	364,726	5,589,779
Norma Group SE	59,103	2,770,393
Patrizia Immobilien AG(a)	318,886	4,311,211
Softing AG	96,691	1,772,248
Wirecard AG	152,611	5,475,562

		33,334,275

Hong Kong (1.34%)
ASR Holdings, Ltd.	15,054,000	2,290,571
Value Partners Group, Ltd.	7,371,000	5,555,122
Vitasoy International Holdings, Ltd.	2,163,338	2,980,418

		10,826,111

India (8.94%)
AIA Engineering, Ltd.	103,424	1,580,601
Ajanta Pharma, Ltd.	238,951	7,392,109
Amara Raja Batteries, Ltd.	453,100	4,834,779
Bajaj Corp., Ltd.	476,500	2,206,498
Bajaj Finance, Ltd.	122,726	5,603,637
City Union Bank, Ltd.	1,027,565	1,420,597
Credit Analysis & Research, Ltd.	152,100	3,310,895
Crisil, Ltd.	53,960	1,603,893
Glenmark Pharmaceuticals, Ltd.	643,100	7,529,338
Hinduja Global Solutions, Ltd.	340,600	3,749,365
Infotech Enterprises, Ltd.	458,767	3,587,573
Ipca Laboratories, Ltd.	246,000	2,929,887
Jammu & Kashmir Bank, Ltd.	989,500	2,241,846
Kolte-Patil Developers, Ltd.	684,300	2,096,180

	Shares	Value (Note 2)
India (continued)
KPIT Technologies, Ltd.	1,699,321	$4,590,454
Mahindra & Mahindra Financial Services, Ltd.	352,300	1,683,150
Persistent Systems, Ltd.	153,373	3,246,437
Poly Medicure, Ltd.	11,621	156,070
Supreme Industries, Ltd.	198,834	1,942,355
Time Technoplast, Ltd.	4,384,100	3,377,328
Vaibhav Global, Ltd.(a)	221,000	2,971,982
Vakrangee Software, Ltd.	1,805,600	3,746,206
Vesuvius India, Ltd.	49,516	562,418

		72,363,598

Indonesia (2.70%)
Astra Graphia Tbk PT	10,792,000	1,981,617
Bank Negara Indonesia Persero Tbk PT	6,994,000	3,447,099
Bank Tabungan Pensiunan Nasional Tbk PT(a)	2,566,200	898,514
Express Transindo Utama Tbk PT	22,620,500	2,181,685
Lippo Cikarang Tbk PT(a)	1,866,000	1,313,161
Panin Sekuritas Tbk PT	4,388,500	1,861,073
Selamat Sempurna Tbk PT	14,531,800	5,404,745
Tempo Scan Pacific Tbk PT	12,461,000	2,940,901
Ultrajaya Milk Industry & Trading Co. Tbk PT	5,739,500	1,816,236

		21,845,031

Ireland (1.03%)
Beazley PLC	925,100	3,885,602
Irish Residential Properties, REIT PLC(a)	3,307,600	4,455,783

		8,341,385

Israel (0.48%)
Caesarstone Sdot Yam, Ltd.	27,100	1,513,806
Sarin Technologies, Ltd.	1,013,000	2,349,245

		3,863,051

Japan (5.30%)
AIT Corp.	339,800	2,466,500
Arcland Service Co., Ltd.	51,200	1,570,788
Benefit One, Inc.	426,900	3,795,971
CMIC Co., Ltd.	137,755	2,099,251
Daikokutenbussan Co.	62,000	1,804,048
Future Architect, Inc.	464,700	2,657,767
GCA Savvian Corp.	369,400	3,968,084
Gurunavi, Inc.	150,500	2,062,342
Hiday Hidaka Corp.	106,560	3,084,668
Monogatari Corp.	100,900	3,262,176
Seria Co., Ltd.	27,800	1,167,490
Shaklee Global Group, Inc.(a)	12,000	420,921

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	31

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)
Japan (continued)
SK Kaken Co., Ltd.	37,000	$2,829,557
Syuppin Co., Ltd.	93,600	1,659,803
Trancom Co., Ltd.	240,090	10,033,284

		42,882,650

Luxembourg (0.82%)
L’Occitane International SA	2,802,712	6,617,831

Malaysia (3.18%)
AEON Credit Service M Bhd	868,040	4,154,410
Berjaya Food Bhd	2,900,016	2,495,111
CB Industrial Product Holding Bhd	2,674,800	1,959,579
JobStreet Corp. Bhd	417,000	330,791
Kossan Rubber Industries	1,763,000	2,466,040
My EG Services Bhd	5,237,900	6,401,293
Padini Holdings Bhd	8,523,750	4,770,066
Uzma Bhd(a)	3,002,300	3,150,795

		25,728,085

Mexico (0.68%)
Credito Real SAB de CV	273,631	703,470
Genomma Lab Internacional SAB de CV, Class B(a)	1,888,400	4,783,316

		5,486,786

Netherlands (0.37%)
Aalberts Industries NV	111,574	2,974,089

Norway (0.23%)
Medistim ASA	417,000	1,687,796
Zalaris ASA(a)	39,500	181,173

		1,868,969

Oman (0.26%)
Al Anwar Ceramic Tile Co.	1,575,000	2,143,636

Philippines (1.86%)
Pepsi-Cola Products Philippines, Inc.(a)	45,267,500	4,711,683
Puregold Price Club, Inc.	1,432,000	1,104,601
RFM Corp.	14,962,900	1,663,432
Security Bank Corp.	2,356,760	7,547,315

		15,027,031

Russia (0.16%)
MD Medical Group Investments PLC, GDR(c)	157,000	1,303,100

	Shares	Value (Note 2)
Singapore (1.74%)
ARA Asset Management, Ltd.	2,460,212	$3,279,372
CSE Global, Ltd.	5,921,055	3,111,008
Petra Foods, Ltd.	1,849,600	5,485,309
Riverstone Holdings, Ltd.	2,940,000	2,210,078

		14,085,767

South Africa (2.12%)
Clicks Group, Ltd.	273,485	1,862,120
Ellies Holdings, Ltd.(a)	3,854,240	447,284
EOH Holdings, Ltd.	294,856	2,877,357
Italtile, Ltd.	3,988,625	3,359,038
MiX Telematics, Ltd., Sponsored ADR(a)	164,500	1,465,695
OneLogix Group, Ltd.(a)	2,450,980	1,087,790
Super Group, Ltd.(a)	1,966,797	5,631,789
Value Group, Ltd.	1,017,368	405,118

		17,136,191

South Korea (5.52%)
Duksan Hi-Metal Co., Ltd.(a)	211,600	2,132,674
ENF Technology Co., Ltd.	144,600	850,346
Global Display Co., Ltd.	329,250	1,999,706
Hanssem Co., Ltd.	38,100	4,541,381
Hy-Lok Corp.	367,828	10,046,071
ISC Co., Ltd.	169,083	6,189,294
Koh Young Technology, Inc.	107,883	3,330,065
KONA I Co., Ltd.	162,894	6,650,259
KT Skylife Co., Ltd.	79,100	1,438,301
LEENO Industrial, Inc.	106,220	4,229,867
LF Corp.	70,470	2,222,696
Wins Technet Co., Ltd.	140,300	1,009,060

		44,639,720

Sweden (3.62%)
AddTech AB, Class B	335,213	4,751,405
Beijer Alma AB	122,700	2,858,068
Bufab Holding AB(a)	836,000	6,028,048
Indutrade AB	72,150	2,913,530
Moberg Pharma AB(a)	351,300	1,498,608
Nibe Industrier AB, Class B	224,581	5,961,340
Odd Molly International AB(a)	72,938	458,539
Opus Group AB	3,204,612	4,864,816

		29,334,354

Switzerland (0.85%)
VZ Holding AG	41,630	6,857,928

Taiwan (6.91%)
ASPEED Technology, Inc.	240,799	1,840,852
Cleanaway Co., Ltd.	476,000	2,116,073

See Notes to Financial Statements.

32	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)
Taiwan (continued)
Cowealth Medical Holding Co., Ltd.	677,000	$2,097,442
Cub Elecparts, Inc.	323,431	3,412,115
King’s Town Bank Co., Ltd.	4,113,000	4,498,334
Ledlink Optics, Inc.	240,895	389,899
Novatek Microelectronics Corp.	741,000	3,835,460
On-Bright Electronics, Inc.	383,000	2,000,651
Polyronics Tech Corp.	2,786,300	6,174,994
Richtek Technology Corp.	144,000	694,874
Silergy Corp.	581,199	4,030,801
Sinmag Equipment Corp.	396,500	2,544,023
Sporton International, Inc.	2,060,340	9,984,654
Test Research, Inc.	1,907,252	3,114,104
TSC Auto ID Technology Co., Ltd.	451,000	3,368,761
UDE Corp.	1,601,000	4,300,593
Voltronic Power Technology Corp.	183,650	1,483,134

		55,886,764

Thailand (0.93%)
LPN Development PCL	5,654,100	4,324,583
Mega Lifesciences PCL	210,400	119,538
Premier Marketing PCL	10,552,000	3,124,887

		7,569,008

Turkey (0.59%)
Albaraka Turk Katilim Bankasi AS	4,272,500	3,016,975
Emlak Konut Gayrimenkul Yatirim Ortakligi AS, REIT	1,580,100	1,774,755

		4,791,730

United Arab Emirates (0.17%)
Aramex PJSC	1,561,000	1,342,978

United States (0.80%)
First Cash Financial Services, Inc.(a)	88,200	5,210,856
Nu Skin Enterprises, Inc., Class A	24,100	1,273,203

		6,484,059

TOTAL COMMON STOCKS (Cost $621,093,339)		719,610,113

	Shares	Value (Note 2)
PREFERRED STOCKS (0.43%)
Brazil (0.43%)
Banco ABC Brasil SA	630,706	$3,504,912

TOTAL PREFERRED STOCKS (Cost $3,417,894)		3,504,912

WARRANTS (0.00%)
Malaysia (0.00%)
CB Industrial Product Holding Bhd, Strike Price 2.40 MYR, Expires 11/06/2019(e)	445,800	0

TOTAL WARRANTS (Cost $0)		0

TOTAL INVESTMENTS (89.35%) (Cost $624,511,233)		$723,115,025

Assets In Excess Of Other Liabilities (10.65%)		86,200,456

NET ASSETS (100.00%)		$809,315,481

(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2014, these securities had a total aggregate market value of $2,822,877, representing 0.35% of net assets.

(c)

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of October 31, 2014, the aggregate market value of those securities was $4,125,977, representing 0.51% of net assets.

(d)

Private Placement: these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of October 31, 2014, these securities had a total value of $1,671,354 or 0.21% of Total Net Assets.

(e)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	33

Grandeur Peak International Opportunities Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AS - Aktieselskab is the Danish term for a stock-based corporation.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

Bhd - Berhad is the Malaysian term for public limited company.

GDR - Global Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Julkinen Osakeyhtiö is the Finnish term for a public limited company.

PCL - Public Company Limited.

PJSC - Public Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - A European Company which can operate on a Europe-wide basis and be governed by community law directly applicable in all member states.

Tbk PT - Terbuka Perseroan Terbatas is an Indonesian term for a limited liability company.

Currency Abbreviations:

MYR - Malaysian Ringgit

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the country sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Notes to Financial Statements.

34	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Statements of Assets and Liabilities
October 31, 2014 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund

ASSETS
Investments, at value (Cost - see below)	$397,698,616	$689,790,880	$286,068,996	$723,115,025
Cash	37,298,567	8,842,714	31,448,652	85,774,073
Foreign cash, at value (Cost $1,583,110, $994,097, $1,556,532 and $1,494,259, respectively)	1,580,106	990,793	1,548,594	1,492,834
Dividends and interest receivable	104,278	794,214	235,347	995,004
Receivable for investments sold	2,533,450	1,838,301	1,765,414	2,535,553
Receivable for fund shares subscribed	7,820	150,068	3,131,412	54,721
Deferred offering cost	3,563	–	–	–
Prepaid and other assets	36,446	32,867	24,919	33,409

Total assets	439,262,846	702,439,837	324,223,334	814,000,619

LIABILITIES
Payable for investments purchased	666,894	1,423,967	4,873,502	1,214,314
Foreign capital gains tax	2,003,586	1,444,807	723,296	2,115,219
Payable for fund shares redeemed	1,502	134,786	33,346	200,707
Advisory fees payable	493,942	723,084	279,357	849,451
Administration fees payable	13,865	23,174	11,403	27,062
Custodian fees payable	136,054	127,535	100,202	200,834
Payable for trustee fees and expenses	1,204	6,453	488	6,838
Payable for chief compliance officer fee	119	1,745	69	1,748
Payable for principal financial officer fees	54	434	48	434
Distribution and service fees payable	9,323	41,860	17,532	31,813
Payable for transfer agency fees	2,922	8,856	2,589	6,879
Accrued expenses and other liabilities	34,562	27,567	22,487	29,839

Total liabilities	3,364,027	3,964,268	6,064,319	4,685,138

NET ASSETS	$435,898,819	$698,475,569	$318,159,015	$809,315,481

NET ASSETS CONSISTS OF
Paid-in capital (Note 5)	$409,785,336	$548,122,370	$306,031,983	$661,665,711
Accumulated net investment income	2,136,785	1,465,335	504,157	3,257,356
Accumulated net realized gain on investments and foreign currency transactions	7,885,266	44,861,716	3,161,780	47,923,120
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	16,091,432	104,026,148	8,461,095	96,469,294

NET ASSETS	$435,898,819	$698,475,569	$318,159,015	$809,315,481

INVESTMENTS, AT COST	$379,595,829	$584,304,281	$276,885,540	$624,511,233

PRICING OF SHARES
Investor Class
Net Assets	$44,506,671	$202,033,846	$84,244,157	$151,968,464
Net Asset Value, offering and redemption price per share	$11.10	$3.38	$12.73	$3.42
Shares of beneficial interest outstanding	4,011,089	59,761,486	6,618,491	44,499,116
Institutional Class
Net Assets	$391,392,149	$496,441,723	$233,914,859	$657,347,017
Net Asset Value, offering and redemption price per share	$11.12	$3.41	$12.74	$3.43
Shares of beneficial interest outstanding	35,209,928	145,699,853	18,366,626	191,708,771

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	35

Grandeur Peak Funds®	Statements of Operations
For the Six Months Ended October 31, 2014 (Unaudited)

	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund

INVESTMENT INCOME
Dividends	$5,850,211	$7,882,054	$2,117,900	$10,584,180
Interest	851	5,508	672	13,406
Foreign taxes withheld	(461,063)	(513,636)	(140,889)	(816,276)

Total investment income	5,389,999	7,373,926	1,977,683	9,781,310

EXPENSES
Investment advisor fees (Note 6)	2,524,340	4,506,323	1,112,505	5,202,415
Recoupment of previously waived fees (Note 6)	39,198	–	–	–
Administrative fees	70,630	131,743	48,243	151,947
Distribution and service fees - Investor Class	46,362	265,492	75,292	195,767
Transfer agent fees	18,282	44,214	23,129	34,354
Professional fees	13,817	17,570	12,795	18,197
Printing fees	4,584	16,965	5,238	13,558
Registration fees	29,392	18,831	24,688	18,974
Custodian fees	202,372	168,953	152,820	254,907
Trustee fees and expenses	4,569	11,090	2,362	12,492
Chief compliance officer fees	3,038	7,444	1,524	8,342
Principal financial officer fees	784	1,858	411	2,083
Offering costs	19,783	–	8,040	–
Other expenses	4,389	12,308	3,935	13,448

Total expenses	2,981,540	5,202,791	1,470,982	5,926,484
Less fees waived/reimbursed by investment advisor (Note 6)	–	–	(30,342)	–

Total net expenses	2,981,540	5,202,791	1,440,640	5,926,484

NET INVESTMENT INCOME	2,408,459	2,171,135	537,043	3,854,826

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	6,513,368	31,327,066	2,026,895	31,563,313
Net realized gain/(loss) on foreign currency transactions	(76,238)	72,606	(33,768)	163,717
Net change in unrealized appreciation/(depreciation) on investments (net of foreign capital gains tax of $2,003,586, $1,444,807, $723,296 and $2,115,219, respectively)	6,510,877	(18,865,826)	1,343,760	(32,421,003)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(31,037)	(260,959)	7,841	(399,214)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	12,916,970	12,272,887	3,344,728	(1,093,187)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,325,429	$14,444,022	$3,881,771	$2,761,639

See Notes to Financial Statements.

36	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Period December 16, 2013 (Inception) to April 30, 2014

OPERATIONS
Net investment income/(loss)	$2,408,459	$(257,649)
Net realized gain on investments and foreign currency transactions	6,437,130	1,401,415
Net change in unrealized appreciation on investments and foreign currency translations	6,479,840	9,611,592

Net increase in net assets resulting from operations	15,325,429	10,755,358

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	18,127,330	28,115,421
Cost of shares redeemed	(3,012,231)	(1,134,670)
Redemption fees	359	2,526

Net increase from capital shares transactions	15,115,458	26,983,277

Institutional Class
Proceeds from sales of shares	123,314,498	246,808,127
Cost of shares redeemed	(1,628,630)	(776,919)
Redemption fees	1,168	1,053

Net increase from capital shares transactions	121,687,036	246,032,261

Net increase in net assets	152,127,923	283,770,896

NET ASSETS
Beginning of period	283,770,896	–

End of period*	$435,898,819	$283,770,896

*Including accumulated net investment income/(loss) of:	$2,136,785	$(271,674)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	1,627,458	2,766,379
Redeemed	(271,472)	(111,276)

Net increase in share transactions	1,355,986	2,655,103

Institutional Class
Issued	11,082,602	24,349,676
Redeemed	(147,740)	(74,610)

Net increase in share transactions	10,934,862	24,275,066

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	37

Grandeur Peak Global Opportunities Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014

OPERATIONS
Net investment income/(loss)	$2,171,135	$(1,238)
Net realized gain on investments and foreign currency transactions	31,399,672	35,369,394
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(19,126,785)	71,580,303

Net increase in net assets resulting from operations	14,444,022	106,948,459

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	–
Institutional Class	–	(550,548)
Net realized gains on investments
Investor Class	–	(7,710,181)
Institutional Class	–	(16,434,044)

Net decrease in net assets from distributions	–	(24,694,773)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	6,988,101	77,017,540
Distributions reinvested	–	7,430,355
Cost of shares redeemed	(25,568,223)	(29,512,700)
Redemption fees	230	3,666

Net increase/(decrease) from capital shares transactions	(18,579,892)	54,938,861

Institutional Class
Proceeds from sales of shares	18,724,965	236,191,571
Distributions reinvested	–	16,039,187
Cost of shares redeemed	(25,229,868)	(30,650,202)
Redemption fees	21	5,551

Net increase/(decrease) from capital shares transactions	(6,504,882)	221,586,107

Net increase/(decrease) in net assets	(10,640,752)	358,778,654

NET ASSETS
Beginning of period	709,116,321	350,337,667

End of period*	$698,475,569	$709,116,321

*Including accumulated net investment income/(loss) of:	$1,465,335	$(705,800)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,062,295	24,473,188
Issued in lieu of cash distributions	–	2,286,263
Redeemed	(7,535,646)	(9,301,622)

Net increase/(decrease) in share transactions	(5,473,351)	17,457,829

Institutional Class
Issued	5,470,336	74,111,902
Issued in lieu of cash distributions	–	4,904,950
Redeemed	(7,450,597)	(9,571,700)

Net increase/(decrease) in share transactions	(1,980,261)	69,445,152

See Notes to Financial Statements.

38	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Period June 19, 2013 (Inception) to April 30, 2014

OPERATIONS
Net investment income	$537,043	$32,885
Net realized gain on investments and foreign currency transactions	1,993,127	1,579,849
Net change in unrealized appreciation on investments and foreign currency translations	1,351,601	7,109,494

Net increase in net assets resulting from operations	3,881,771	8,722,228

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(44,891)
Institutional Class	–	(108,748)
Net realized gains on investments
Investor Class	–	(171,869)
Institutional Class	–	(195,310)

Net decrease in net assets from distributions	–	(520,818)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	44,356,996	56,808,405
Distributions reinvested	–	209,868
Cost of shares redeemed	(7,196,987)	(13,615,726)
Redemption fees	10,146	7,176

Net increase from capital shares transactions	37,170,155	43,409,723

Institutional Class
Proceeds from sales of shares	146,550,211	86,258,768
Distributions reinvested	–	295,528
Cost of shares redeemed	(3,919,291)	(3,696,595)
Redemption fees	2,503	4,832

Net increase from capital shares transactions	142,633,423	82,862,533

Net increase in net assets	183,685,349	134,473,666

NET ASSETS
Beginning of period	134,473,666	–

End of period*	$318,159,015	$134,473,666

*Including accumulated net investment income/(loss) of:	$504,157	$(32,886)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	3,470,401	4,831,859
Issued in lieu of cash distributions	–	17,984
Redeemed	(566,619)	(1,135,134)

Net increase in share transactions	2,903,782	3,714,709

Institutional Class
Issued	11,565,976	7,398,753
Issued in lieu of cash distributions	–	25,367
Redeemed	(310,468)	(313,002)

Net increase in share transactions	11,255,508	7,111,118

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	39

Grandeur Peak International Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

OPERATIONS
Net investment income	$3,854,826	$2,180,239
Net realized gain on investments and foreign currency transactions	31,727,030	32,761,153
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(32,820,217)	90,655,973

Net increase in net assets resulting from operations	2,761,639	125,597,365

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3)
Net investment income
Investor Class	–	(850,286)
Institutional Class	–	(4,248,374)
Net realized gains on investments
Investor Class	–	(3,131,062)
Institutional Class	–	(12,702,647)

Net decrease in net assets from distributions	–	(20,932,369)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Investor Class
Proceeds from sales of shares	7,310,157	55,833,951
Distributions reinvested	–	3,836,965
Cost of shares redeemed	(9,037,189)	(23,996,762)
Redemption fees	55	9,771

Net increase/(decrease) from capital shares transactions	(1,726,977)	35,683,925

Institutional Class
Proceeds from sales of shares	14,873,981	332,595,278
Distributions reinvested	–	15,198,982
Cost of shares redeemed	(18,016,810)	(24,245,014)
Redemption fees	1,138	12,327

Net increase/(decrease) from capital shares transactions	(3,141,691)	323,561,573

Net increase/(decrease) in net assets	(2,107,029)	463,910,494

NET ASSETS
Beginning of period	811,422,510	347,512,016

End of period*	$809,315,481	$811,422,510

*Including accumulated net investment income/(loss) of:	$3,257,356	$(597,470)

OTHER INFORMATION
Shares Transactions
Investor Class
Issued	2,108,899	17,554,569
Issued in lieu of cash distributions	–	1,195,316
Redeemed	(2,603,973)	(7,842,523)

Net increase/(decrease) in share transactions	(495,074)	10,907,362

Institutional Class
Issued	4,291,597	107,001,298
Issued in lieu of cash distributions	–	4,720,181
Redeemed	(5,219,511)	(7,558,233)

Net increase/(decrease) in share transactions	(927,914)	104,163,246

See Notes to Financial Statements.

40	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2014 (Unaudited)		For the Period December 16, 2013 (Inception) to April 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.53		$ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.06		(0.05)
Net realized and unrealized gain on investments	0.51		0.58

Total income from investment operations	0.57		0.53

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.57		0.53

NET ASSET VALUE, END OF PERIOD	$ 11.10		$ 10.53

TOTAL RETURN	5.41%	(c)	5.30%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 44,507		$ 27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.82%	(d)	2.01%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.82%	(d)	1.95%(d)(e)
Net investment income/(loss)	1.04%	(d)	(0.55)%(d)

PORTFOLIO TURNOVER RATE	22%	(c)	26%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	41

Grandeur Peak Emerging Markets Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2014 (Unaudited)		For the Period December 16, 2013 (Inception) to April 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.54		$ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.07		(0.03)
Net realized and unrealized gain on investments	0.51		0.57

Total income from investment operations	0.58		0.54

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.58		0.54

NET ASSET VALUE, END OF PERIOD	$ 11.12		$ 10.54

TOTAL RETURN	5.50%	(c)	5.40%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 391,392		$ 255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.57%	(d)	1.76%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.57%	(d)	1.70%(d)(e)
Net investment income/(loss)	1.32%	(d)	(0.37)%(d)

PORTFOLIO TURNOVER RATE	22%	(c)	26%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

42	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$ 3.31		$2.77		$2.31		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		(0.00)	(b)	0.00	(b)	(0.00)(b)
Net realized and unrealized gain on investments	0.06		0.67		0.51		0.31

Total income from investment operations	0.07		0.67		0.51		0.31

DISTRIBUTIONS
From net investment income	–		–		(0.01)		–
From net realized gain on investments	–		(0.13)		(0.04)		–

Total distributions	–		(0.13)		(0.05)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.07		0.54		0.46		0.31

NET ASSET VALUE, END OF PERIOD	$ 3.38		$3.31		$2.77		$ 2.31

TOTAL RETURN	2.11%	(c)	24.31%		22.34%		15.50%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 202,034		$216,247		$132,384		$ 73,154

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.62%	(d)	1.68%		1.76%		2.30%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.62%	(d)	1.68%		1.75%		1.75%(d)
Net investment income/(loss)	0.43%	(d)	(0.15)%		0.19%		(0.04)%(d)

PORTFOLIO TURNOVER RATE	20%	(c)	38%		35%		42%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	43

Grandeur Peak Global Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$ 3.34		$2.79		$2.32		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.00	(b)	0.01		0.00(b)
Net realized and unrealized gain on investments	0.06		0.68		0.52		0.32

Total income from investment operations	0.07		0.68		0.53		0.32

DISTRIBUTIONS
From net investment income	–		(0.00)	(b)	(0.02)		–
From net realized gain on investments	–		(0.13)		(0.04)		–

Total distributions	–		(0.13)		(0.06)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.07		0.55		0.47		0.32

NET ASSET VALUE, END OF PERIOD	$ 3.41		$3.34		$2.79		$ 2.32

TOTAL RETURN	2.10%	(c)	24.67%		22.86%		16.00%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 496,442		$492,869		$217,953		$ 77,737

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37%	(d)	1.44%		1.51%		2.03%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.37%	(d)	1.44%		1.50%		1.50%(d)
Net investment income	0.67%	(d)	0.08%		0.37%		0.40%(d)

PORTFOLIO TURNOVER RATE	20%	(c)	38%		35%		42%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

44	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2014 (Unaudited)	For the Period June 19, 2013 (Inception) to April 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$ 12.43	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	(0.02)
Net realized and unrealized gain on investments	0.28	2.54

Total income from investment operations	0.30	2.52

DISTRIBUTIONS
From net investment income	–	(0.02)
From net realized gain on investments	–	(0.08)

Total distributions	–	(0.10)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(b)	0.01

INCREASE IN NET ASSET VALUE	0.30	2.43

NET ASSET VALUE, END OF PERIOD	$ 12.73	$12.43

TOTAL RETURN	2.41%(c)	25.31%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 84,244	$46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.63%(d)	1.91%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.60%(d)	1.60%(d)(e)
Net investment income/(loss)	0.38%(d)	(0.17)%(d)

PORTFOLIO TURNOVER RATE	16%(c)	39%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	45

Grandeur Peak Global Reach Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2014 (Unaudited)	For the Period June 19, 2013 (Inception) to April 30, 2014

NET ASSET VALUE, BEGINNING OF PERIOD	$ 12.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.02
Net realized and unrealized gain on investments	0.28	2.52

Total income from investment operations	0.32	2.54

DISTRIBUTIONS
From net investment income	–	(0.04)
From net realized gain on investments	–	(0.08)

Total distributions	–	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.32	2.42

NET ASSET VALUE, END OF PERIOD	$ 12.74	$12.42

TOTAL RETURN	2.58%(c)	25.45%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 233,915	$88,311

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.38%(d)	1.75%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.35%(d)	1.35%(d)(e)
Net investment income	0.59%(d)	0.21%(d)

PORTFOLIO TURNOVER RATE	16%(c)	39%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

See Notes to Financial Statements.

46	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Investor Class	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$ 3.41		$2.83		$2.29		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.01		0.01		0.00(b)
Net realized and unrealized gain/(loss) on investments	(0.00)	(b)	0.68		0.55		0.29

Total income from investment operations	0.01		0.69		0.56		0.29

DISTRIBUTIONS
From net investment income	–		(0.02)		(0.01)		–
From net realized gain on investments	–		(0.09)		(0.01)		–

Total distributions	–		(0.11)		(0.02)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.01		0.58		0.54		0.29

NET ASSET VALUE, END OF PERIOD	$ 3.42		$3.41		$2.83		$ 2.29

TOTAL RETURN	0.29%	(c)	24.59%		24.57%		14.50%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 151,968		$153,296		$96,550		$ 9,274

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.63%	(d)	1.73%		1.88%		2.94%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.63%	(d)	1.73%		1.75%		1.75%(d)
Net investment income	0.73%	(d)	0.20%		0.26%		0.33%(d)

PORTFOLIO TURNOVER RATE	17%	(c)	37%		52%		24%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	47

Grandeur Peak International Opportunities Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

Institutional Class	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period October 17, 2011 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$ 3.42		$2.84		$2.29		$ 2.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02		0.01		0.01		0.01
Net realized and unrealized gain/(loss) on investments	(0.01)		0.69		0.57		0.28

Total income from investment operations	0.01		0.70		0.58		0.29

DISTRIBUTIONS
From net investment income	–		(0.03)		(0.02)		–
From net realized gain on investments	–		(0.09)		(0.01)		–

Total distributions	–		(0.12)		(0.03)		–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00	(b)	0.00(b)

INCREASE IN NET ASSET VALUE	0.01		0.58		0.55		0.29

NET ASSET VALUE, END OF PERIOD	$ 3.43		$3.42		$2.84		$ 2.29

TOTAL RETURN	0.29%	(c)	24.70%		25.11%		14.50%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$ 657,347		$658,127		$250,962		$ 55,458

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.38%	(d)	1.46%		1.59%		2.50%(d)
Expenses (including fees waived/ reimbursed by investment advisor)	1.38%	(d)	1.46%		1.50%		1.50%(d)
Net investment income	0.97%	(d)	0.42%		0.51%		0.56%(d)

PORTFOLIO TURNOVER RATE	17%	(c)	37%		52%		24%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.

See Notes to Financial Statements.

48	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This Semi-Annual report describes the Grandeur Peak Emerging Markets Opportunities Fund, Grandeur Peak Global Opportunities Fund, Grandeur Peak Global Reach Fund, and Grandeur Peak International Opportunities Fund (individually a “Fund” and collectively, the “Funds”). The Grandeur Peak Emerging Markets Opportunities Fund seeks long-term growth of capital. The Grandeur Peak Global Opportunities Fund seeks long-term growth of capital. The Grandeur Peak Global Reach Fund seeks long-term growth of capital. The Grandeur Peak International Opportunities Fund seeks long-term growth of capital. The Funds offer Investor Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Grandeur Peak Global Opportunities Fund and Grandeur Peak International Opportunities Fund were each previously a non-diversified investment company for the diversification purposes of the Investment Company Act of 1940. As a result of operating in a diversified manner for the past three years, the Funds are now deemed to be diversified under the Investment Company Act of 1940. Neither Fund may resume operating in a non-diversified manner without first obtaining shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of each Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct when to use the fair valuation model.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the

Semi-Annual Report | October 31, 2014	49

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments in the fair value hierarchy as of October 31, 2014:

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Emerging Markets Opportunities Fund
Common Stocks
Bangledesh	$3,456,784	$–	$–	$3,456,784
Brazil	12,513,748	8,095,520	–	20,609,268
China	22,201,097	40,746,495	–	62,947,592
Colombia	7,465,161	–	–	7,465,161
Georgia	–	3,256,264	–	3,256,264
Greece	2,048,631	–	–	2,048,631
Hong Kong	2,142,827	12,415,738	–	14,558,565
India	20,013,480	43,772,298	–	63,785,778
Indonesia	1,112,148	16,985,810	–	18,097,958
Malaysia	1,442,497	14,649,345	–	16,091,842
Mexico	7,603,558	–	–	7,603,558
Netherlands	–	1,362,949	–	1,362,949
Oman	2,209,225	–	–	2,209,225
Philippines	538,169	17,268,418	–	17,806,587
Poland	3,706,002	4,970,322	–	8,676,324
Russia	1,608,540	–	–	1,608,540
Singapore	2,091,986	2,786,978	–	4,878,964
South Africa	16,442,354	12,715,810	–	29,158,164
South Korea	–	26,862,924	–	26,862,924
Sri Lanka	6,101,035	1,791,239	–	7,892,274
Taiwan	–	53,550,151	–	53,550,151
Thailand	–	8,211,230	–	8,211,230
Turkey	3,044,567	7,441,545	–	10,486,112
United Arab Emirates	388,117	–	–	388,117
United States	1,626,177	–	–	1,626,177
Vietnam	–	1,158,362	–	1,158,362
Preferred Stocks
Brazil	1,901,115	–	–	1,901,115
Warrants
Malaysia(a)	–	–	0	0

Total	$119,657,218	$278,041,398	$0	$397,698,616

(a)	CB Industrial Product Holding Bhd warrants are considered Level 3. The market value of the warrants was $0 as of 10/31/14.

50	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Global Opportunities Fund
Common Stocks
Australia	$308,510	$12,242,376	$–	$12,550,886
Austria	3,827,756	–	–	3,827,756
Belgium	10,765,119	–	–	10,765,119
Brazil	13,422,477	4,814,527	–	18,237,004
Britain	20,906,532	31,193,871	–	52,100,403
Canada	14,754,901	–	–	14,754,901
China	6,691,574	37,179,223	–	43,870,797
Colombia	8,684,243	–	–	8,684,243
France	5,419,989	6,484,800	–	11,904,789
Georgia	–	4,937,897	–	4,937,897
Germany	–	21,472,151	–	21,472,151
Hong Kong	811,788	6,568,061	–	7,379,849
India	21,143,430	32,321,857	–	53,465,287
Indonesia	1,407,435	20,906,270	–	22,313,705
Ireland	–	2,940,138	–	2,940,138
Israel	1,974,251	–	–	1,974,251
Japan	3,368,351	22,836,370	–	26,204,721
Luxembourg	–	4,353,514	–	4,353,514
Malaysia	1,095,692	14,351,626	–	15,447,318
Mexico	3,635,665	–	–	3,635,665
Netherlands	–	2,564,283	–	2,564,283
Norway	–	193,098	–	193,098
Philippines	–	7,243,648	–	7,243,648
Poland	–	671,471	–	671,471
Singapore	6,334,916	3,713,817	–	10,048,733
South Africa	3,409,563	5,943,546	–	9,353,109
South Korea	–	28,560,692	–	28,560,692
Sweden	3,261,746	16,690,165	–	19,951,911
Switzerland	4,526,100	–	–	4,526,100
Taiwan	–	33,072,366	–	33,072,366
Thailand	–	5,924,401	–	5,924,401
Turkey	–	4,619,045	–	4,619,045
United Arab Emirates	649,637	–	–	649,637
United States	218,835,258	–	–	218,835,258
Vietnam	32,865	–	–	32,865
Preferred Stocks
Brazil	2,723,869	–	–	2,723,869

Total	$357,991,667	$331,799,213	$–	$689,790,880

Semi-Annual Report | October 31, 2014	51

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak Global Reach Fund
Common Stocks
Australia	$2,093,924	$4,692,932	$–	$6,786,856
Austria	347,531	–	–	347,531
Belgium	1,176,011	–	–	1,176,011
Brazil	3,396,187	1,811,261	–	5,207,448
Britain	7,321,261	10,131,067	–	17,452,328
Canada	4,930,293	–	–	4,930,293
China	5,866,002	14,511,286	–	20,377,288
Colombia	1,896,571	285,469	–	2,182,040
Finland	–	426,638	–	426,638
France	5,671,345	3,910,065	–	9,581,410
Georgia	–	2,473,050	–	2,473,050
Germany	–	8,536,381	–	8,536,381
Greece	1,575,362	–	–	1,575,362
Hong Kong	848,351	4,074,393	–	4,922,744
India	8,247,735	16,496,629	–	24,744,364
Indonesia	843,197	6,802,472	–	7,645,669
Ireland	1,285,365	1,076,510	–	2,361,875
Israel	2,524,342	992,573	–	3,516,915
Japan	1,121,798	10,312,617	–	11,434,415
Luxembourg	618,855	1,600,910	–	2,219,765
Malaysia	340,968	3,079,636	–	3,420,604
Mexico	2,592,450	–	–	2,592,450
Netherlands	–	2,148,488	–	2,148,488
Norway	118,793	52,288	–	171,081
Philippines	–	4,569,216	–	4,569,216
Poland	1,322,188	1,896,325	–	3,218,513
Russia	98,397	–	–	98,397
Singapore	3,005,976	1,377,670	–	4,383,646
South Africa	5,336,970	5,213,891	–	10,550,861
South Korea	–	9,061,095	–	9,061,095
Spain	–	1	–	1
Sri Lanka	2,082,780	–	–	2,082,780
Sweden	423,603	5,673,092	–	6,096,695
Switzerland	2,059,191	587,877	–	2,647,068
Taiwan	–	11,856,422	–	11,856,422
Thailand	–	1,566,129	–	1,566,129
Turkey	1,540,806	3,622,764	–	5,163,570
United States	77,056,628	–	–	77,056,628
Vietnam	206,137	275,243	–	481,380
Preferred Stocks
Brazil	1,005,589	–	–	1,005,589
Warrants
Malaysia(a)	–	–	0	0

Total	$146,954,606	$139,114,390	$0	$286,068,996

(a)	CB Industrial Product Holding Bhd warrants are considered Level 3. The market value of the warrants was $0 as of 10/31/14.

52	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Grandeur Peak International Opportunities Fund
Common Stocks
Australia	$1,636,679	$15,697,844	$–	$17,334,523
Austria	3,256,113	–	–	3,256,113
Belgium	12,470,369	–	–	12,470,369
Brazil	20,192,516	7,766,801	–	27,959,317
Britain	36,242,386	49,685,607	–	85,927,993
Canada	28,027,138	–	–	28,027,138
China	10,055,446	50,684,297	–	60,739,743
Colombia	9,767,441	–	–	9,767,441
Finland	–	2,503,826	–	2,503,826
France	7,786,362	14,782,694	–	22,569,056
Georgia	–	6,320,467	–	6,320,467
Germany	–	33,334,275	–	33,334,275
Hong Kong	2,290,571	8,535,540	–	10,826,111
India	23,236,272	49,127,326	–	72,363,598
Indonesia	1,861,073	19,983,958	–	21,845,031
Ireland	4,455,783	3,885,602	–	8,341,385
Israel	1,513,806	2,349,245	–	3,863,051
Japan	3,250,478	39,632,172	–	42,882,650
Luxembourg	–	6,617,831	–	6,617,831
Malaysia	2,495,111	23,232,974	–	25,728,085
Mexico	5,486,786	–	–	5,486,786
Netherlands	–	2,974,089	–	2,974,089
Norway	1,687,796	181,173	–	1,868,969
Oman	2,143,636	–	–	2,143,636
Philippines	–	15,027,031	–	15,027,031
Russia	1,303,100	–	–	1,303,100
Singapore	8,596,317	5,489,450	–	14,085,767
South Africa	3,775,099	13,361,092	–	17,136,191
South Korea	–	44,639,720	–	44,639,720
Sweden	4,356,676	24,977,678	–	29,334,354
Switzerland	6,857,928	–	–	6,857,928
Taiwan	–	55,886,764	–	55,886,764
Thailand	–	7,569,008	–	7,569,008
Turkey	–	4,791,730	–	4,791,730
United Arab Emirates	1,342,978	–	–	1,342,978
United States	6,484,059	–	–	6,484,059
Preferred Stocks
Brazil	3,504,912	–	–	3,504,912
Warrants
Malaysia(a)	–	–	0	0

Total	$214,076,831	$509,038,194	$0	$723,115,025

(a)	CB Industrial Product Holding Bhd warrants are considered Level 3. The market value of the warrants was $0 as of 10/31/14.

Semi-Annual Report | October 31, 2014	53

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

The Funds recognize transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Funds had the following transfers between Level 1 and Level 2 securities. The most frequent, although not exclusive, cause of common stocks to be transferred between level 1 and 2 is due to whether the foreign securities in the Funds are fair value priced on the last day of the period (i.e. when the S&P 500 moves +/- 1% on the day, the foreign securities are re-priced as of 4:00pm EST based on a historic pricing algorithm performed by a third-party service.

The Grandeur Peak Emerging Markets Opportunities Fund had the following transfers out of Levels 1 and 2 at October 31, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$ –	$ (246,598,874)	$ 246,598,874	$ –
Total	$ –	$ (246,598,874)	$ 246,598,874	$ –

The Grandeur Peak Global Opportunities Fund had the following transfers out of Levels 1 and 2 at October 31, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$ –	$ (284,685,445)	$ 284,685,445	$ –
Total	$ –	$ (284,685,445)	$ 284,685,445	$ –

The Grandeur Peak Global Reach Fund had the following transfers out of Levels 1 and 2 at October 31, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$ –	$ (108,802,418)	$ 108,802,418	$ –
Total	$ –	$ (108,802,418)	$ 108,802,418	$ –

The Grandeur Peak International Opportunities Fund had the following transfers out of Levels 1 and 2 at October 31, 2014:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Quoted and Unadjusted Prices

	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$ –	$ (454,395,422)	$ 454,395,422	$ –
Total	$ –	$ (454,395,422)	$ 454,395,422	$ –

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Grandeur Peak Emerging Markets Opportunities Fund	Common Stock	Total

Balance as of April 30, 2014	$2,701,643	$2,701,643
Accrued discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(641,970)	(641,970)
Change in Unrealized Appreciation/(Depreciation)	(824,408)	(824,408)
Purchases	–	–
Sales Proceeds	(300,959)	(300,959)
Transfer into Level 3	–	–
Transfer out of Level 3	(934,306)	(934,306)

Balance as of October 31, 2014	$0	$0

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2014	$0	$0

54	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

Grandeur Peak Global Opportunities Fund	Common Stock	Total

Balance as of April 30, 2014	$4,062,331	$4,062,331
Accrued discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(2,174,876)	(2,174,876)
Change in Unrealized Appreciation/(Depreciation)	169,993	169,993
Purchases	141,038	141,038
Sales Proceeds	(1,308,971)	(1,308,971)
Transfer into Level 3	–	–
Transfer out of Level 3	(889,515)	(889,515)

Balance as of October 31, 2014	$–	$–

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2014	$–	$–

Grandeur Peak Global Reach Fund	Common Stock	Total

Balance as of April 30, 2014	$941,990	$941,990
Accrued discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(322,728)	(322,728)
Change in Unrealized Appreciation/(Depreciation)	(151,278)	(151,278)
Purchases	–	–
Sales Proceeds	(216,672)	(216,672)
Transfer into Level 3	–	–
Transfer out of Level 3	(251,312)	(251,312)

Balance as of October 31, 2014	$0	$0

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2014	$0	$0

Grandeur Peak International Opportunities Fund	Common Stock	Total

Balance as of April 30, 2014	$4,769,152	$4,769,152
Accrued discount/premium	–	–
Return of Capital	–	–
Realized Gain/(Loss)	(1,187,428)	(1,187,428)
Change in Unrealized Appreciation/(Depreciation)	(1,295,253)	(1,295,253)
Purchases	–	–
Sales Proceeds	(782,892)	(782,892)
Transfer into Level 3	–	–
Transfer out of Level 3	(1,503,579)	(1,503,579)

Balance as of October 31, 2014	$0	$0

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at October 31, 2014	$0	$0

Net change in unrealized appreciation/depreciation on Level 3 securities is included on the Statements of Assets and Liabilities under Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Cash Management Transactions: The Funds subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”), whereby cash balances are automatically swept into overnight offshore demand deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the Funds to earn interest on cash balances. Excess cash with deposit institutions domiciled outside of the U.S. are subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to,

Semi-Annual Report | October 31, 2014	55

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

freeze, seizure or diminution. Cash balances in the BBH CMS are included on the statements of assets and liabilities under cash and foreign cash. As of October 31, 2014, the Funds had the following cash balances participating in the BBH CMS:

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$37,297,578
Grandeur Peak Global Opportunities Fund	$8,842,546
Grandeur Peak Global Reach Fund	$31,447,724
Grandeur Peak International Opportunities Fund	$85,771,894

As of October 31, 2014, the Funds had the following foreign cash balances participating in the BBH CMS (cost and value of foreign cash balances are equal):

Fund
Grandeur Peak Emerging Markets Opportunities Fund	$220,523
Grandeur Peak Global Opportunities Fund	$65,813
Grandeur Peak Global Reach Fund	$829,146
Grandeur Peak International Opportunities Fund	$1,151,934

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern Time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Offering Costs: Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. As of October 31, 2014, $3,563 of offering costs remain to be amortized for Grandeur Peak Emerging Markets Opportunities Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

56	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

As of and during the six months ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from their investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes. The Funds intend to pass through foreign tax credits to shareholders.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	Gross Appreciation	Gross Depreciation		Cost of Investments
	(excess of value over	(excess of tax cost	Net Unrealized	for Income Tax
	tax cost)	over value)	Appreciation	Purposes
Grandeur Peak Emerging Markets Opportunities Fund	$48,022,467	$(31,128,623)	$16,893,844	$380,804,772
Grandeur Peak Global Opportunities Fund	149,158,088	(44,007,773)	105,150,315	584,640,565
Grandeur Peak Global Reach Fund	26,060,692	(17,205,135)	8,855,557	277,213,439
Grandeur Peak International Opportunities Fund	155,559,079	(57,199,734)	98,359,345	624,755,680

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year and or period ended April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
Grandeur Peak Emerging Markets Opportunities Fund	$–	$–
Grandeur Peak Global Opportunities Fund	12,405,055	12,289,718
Grandeur Peak Global Reach Fund	520,818	–
Grandeur Peak International Opportunities Fund	16,309,161	4,623,208

During the six months ended October 31, 2014, the Funds did not make any distributions.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short term securities) during the six months ended October 31, 2014 were as follows:

		Proceeds From Sales of
Fund	Purchases of Securities	Securities
Grandeur Peak Emerging Markets Opportunities Fund	$181,146,022	$73,849,055
Grandeur Peak Global Opportunities Fund	141,523,104	145,981,108
Grandeur Peak Global Reach Fund	193,798,345	30,039,724
Grandeur Peak International Opportunities Fund	125,224,185	125,841,782

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued

Semi-Annual Report | October 31, 2014	57

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six months ended October 31, 2014 and the year ended April 30, 2014, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak Global Advisors”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement, (the “Advisory Agreement”), each Fund pays the Adviser an annual management fee based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ advisory fee rates.

Fund	Advisory Fee
Grandeur Peak Emerging Markets Opportunities Fund	1.35%
Grandeur Peak Global Opportunities Fund	1.25%
Grandeur Peak Global Reach Fund	1.10%
Grandeur Peak International Opportunities Fund	1.25%

With respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund, the Adviser has contractually agreed to limit certain of each Fund’s expenses to 1.75% of the Fund’s average daily net assets in the Investor Class shares and 1.50% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2015. With respect to the Grandeur Peak Emerging Markets Opportunities Fund, the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.95% of the Fund’s average daily net assets in the Investor Class shares and 1.70% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2015. With respect to the Grandeur Peak Global Reach Fund, the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.60% of the Fund’s average daily net assets in the Investor Class shares and 1.35% of the Fund’s average daily net assets in the Institutional Class shares until August 31, 2015. Pursuant to these agreements, each Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Funds to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

For the six months ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

		Recoupment of
	Fees Waived/Reimbursed	Previously, Waived Fees
Fund	By Adviser	By Adviser	Total
Grandeur Peak Emerging Markets Opportunities Fund
Investor Class	$–	$3,666	$3,666
Institutional Class	–	35,532	35,532
Grandeur Peak Global Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–
Grandeur Peak Global Reach Fund
Investor Class	$8,397	$–	$8,397
Institutional Class	21,945	–	21,945
Grandeur Peak International Opportunities Fund
Investor Class	$–	$–	$–
Institutional Class	–	–	–

58	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Notes to Financial Statements
October 31, 2014 (Unaudited)

As of October 31, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Total
Grandeur Peak Global Reach Fund
Investor Class	$50,773	$50,773
Institutional Class	114,461	114,461

Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

The annual administrative Fee is billed monthly in total and allocated to each Fund in the amount of the greater of (a) the annual minimum for both Funds of $285,000 or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a Distribution and Services (12b-1) Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for its Investor Class shares. The Plan allows the Funds to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of each Fund as their funding medium and for related expenses. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of each Fund’s average daily net assets attributable to its Investor Class shares. The expenses of the Plan are reflected as distribution and service fees in the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-Annual Report | October 31, 2014	59

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

On September 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Grandeur Peak Global Advisors, LLC (“Grandeur Peak”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Grandeur Peak, the Trustees, including the Independent Trustees, considered the following factors with respect to the Grandeur Peak Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Grandeur Peak Funds, to Grandeur Peak of 1.25% of the Grandeur Peak Global Opportunities Fund’s daily average net assets, 1.25% of the Grandeur Peak Emerging Markets Opportunities Fund’s daily average net assets, 1.10% of the Grandeur Peak Global Reach Fund’s daily average net assets, and 1.25% of the Grandeur Peak International Opportunities Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Grandeur Peak to the Grandeur Peak Funds.

The Trustees considered the information they received comparing the Grandeur Peak Funds’ contractual annual advisory fee and total expenses (net of waivers) with those of funds in both the relevant peer expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 1.25% of each of the Grandeur Peak Global Opportunities Fund’s, Grandeur Peak Emerging Markets Opportunities Fund’s, and Grandeur Peak International Opportunities Fund’s daily average net assets, and 1.00% of the Grandeur Peak Global Reach Fund’s daily average net assets, and the total expense ratios (net of waivers) for each of the Grandeur Peak Funds, were high but within an acceptable range within each of the Grandeur Peak Funds’ respective peer groups and universes.

The Trustees also considered the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to that of the Grandeur Peak Funds, as applicable.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Grandeur Peak Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Grandeur Peak in its presentation, including its Form ADV.

The Trustees reviewed and considered Grandeur Peak’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Grandeur Peak. The Trustees also reviewed the research and decision-making processes utilized by Grandeur Peak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Grandeur Peak Funds.

The Trustees considered the background and experience of Grandeur Peak’s management in connection with the Grandeur Peak Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Grandeur Peak Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Grandeur Peak’s insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for each of the Grandeur Peak Funds for the three-month and 1-year periods ended June 30, 2014. That review included a comparison of each Grandeur Peak Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the performance of each Grandeur Peak Fund was generally above the respective peer universe median for the most recent 1-year period, as applicable. The Trustees also considered Grandeur Peak’s discussion of each Grandeur Peak Fund’s top contributors and top detractors, as well as Grandeur Peak’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Total Expense Ratios and the Adviser’s Profitability: The Trustees received and considered a profitability analysis prepared by Grandeur Peak based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Funds. The Board then reviewed Grandeur Peak’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Grandeur Peak Funds will be passed along to the shareholders under the proposed agreements.

60	1.855.377.7325 | www.GrandeurPeakGlobal.com

Grandeur Peak Funds®	Disclosure Regarding Approval of Fund Advisory Agreements
October 31, 2014 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Grandeur Peak from its relationship with the Grandeur Peak Funds, including whether soft dollar arrangements were used.

In selecting Grandeur Peak as the Grandeur Peak Funds’ investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—

the investment advisory fees to be received by Grandeur Peak with respect to the Grandeur Peak Funds were high but within an acceptable range within each of the Grandeur Peak Fund’s peer group and universe;

—	the nature, extent and quality of services to be rendered by Grandeur Peak under the Investment Advisory Agreement were adequate;
—

the performance history of each of the Grandeur Peak Funds was short in that no fund had a 3-year track record, and generally better than the performance of the funds in its respective peer universe selected by an independent provider of investment company data for the most recent 1-year period;

—

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Grandeur Peak’s other clients employing a comparable strategy to one or more of the Grandeur Peak Funds were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Grandeur Peak Funds;

—	the profit, if any, anticipated to be realized by Grandeur Peak in connection with the operation of the Grandeur Peak Funds is not unreasonable to the Grandeur Peak Funds; and
—	there were no material economies of scale or other incidental benefits accruing to Grandeur Peak in connection with its relationship with the Grandeur Peak Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Grandeur Peak’s compensation for investment advisory services is consistent with the best interests of the Grandeur Peak Funds and their shareholders.

Semi-Annual Report | October 31, 2014	61

Grandeur Peak Funds®	Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 855-377-PEAK(7325) and (2) on the SEC’s website at http://www.sec.gov.

62	1.855.377.7325 | www.GrandeurPeakGlobal.com

Intentinally Left Blank.

 Contact Us

Mail:	Grandeur Peak Funds, P.O. Box 13664, Denver, CO 80201	E-Mail:	grandeurpeakglobal@alpsinc.com

Phone:	1.855.377.PEAK (7325)	Web:	www.GrandeurPeakGlobal.com

PATHWAY
ADVISORS FUNDS

SEMI-ANNUAL
October 31, 2014

Pathway Advisors Conservative Fund	|	PWCNX
Pathway Advisors Growth and Income Fund	|	PWGFX
Pathway Advisors Aggressive Growth Fund	|	PWAGX

Pathway Advisors Funds	Shareholder Letter
October 31, 2014 (Unaudited)

November 24, 2014

Dear Shareholder:

Our funds continue to garner attention in the self-directed brokerage space of 401k plans. Below is a table of our year-to-date, six months performance as of 10/31/14. We’ve also included the annualized since inception return through the same period.

	6 Months	Calendar YTD	Since Inception*
Pathway Advisors Conservative Fund	2.07%	4.64%	4.97%
Pathway Advisors Growth & Income Fund	2.17%	4.81%	8.45%
Pathway Advisors Aggressive Growth Fund	2.69%	4.76%	13.28%

*	The Funds’ inception date is July 30, 2012.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may not be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

Hanson McClain, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% (1.98% prior to October 1, 2013) of the Fund’s average daily net assets. This agreement is in effect through August 31, 2015. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

This year has been, to a large degree, a year of anticipation. Anticipation for US economic growth to pick up and unemployment to decline. Anticipation for quantitative easing (QE) to end and longer-term bond yields to gradually rise. On the back of QE, the equity markets kept pushing forward and volatility, both realized and implied, kept moving lower. High yield spreads to treasuries also kept shrinking. With growing concern about the Islamic State in Iraq and Syria and Russia’s incursion in Ukraine, there was also now concern about Ebola. The S&P 500® Index was near an all-time high and high yield spreads were starting to widen from a low of 323 basis points set in June. There was also concern about much of Europe and Japan going into a recession and for China’s economic growth to further slow. This also coincided with greater anticipation about the end of QE in October and the beginning of anticipation of when the Federal Reserve will start to raise rates.

Apparently, fears and uncertainty finally caught up with the apathy and complacency of many investors in October. It was a healthy reminder that stocks cannot just go up in a straight line without some retracement, whether due to contented profit-taking, exhaustion from moving up with little pause, or rational price discovery. From mid-September to mid-October, the S&P 500® Index dropped by nearly 7.5% while the Russell 2000® Index and the MSCI EAFE® Index lost more

Semi-Annual Report | October 31, 2014	1

Pathway Advisors Funds	Shareholder Letter
October 31, 2014 (Unaudited)

than 11% from early September to mid-October. The MSCI Emerging Markets Index lost 12% in the same time period. Since the dip in mid-October, the S&P 500® Index has not only made up for the drawdown, but set new highs. As of 10/31/14, the Russell 2000® Index was close to making it up. The MSCI EAFE® Index and MSCI Emerging Markets Index, however, were still 8-11% from making up the drawdown.

This short-lived drawdown was a good reminder that volatility is still here. The VIX index, which measures implied volatility, got as high as 31 intraday. Prior to the pullback, the VIX Index got as low as 10.32, implying that the S&P 500® Index could deviate by 10%. The pullback was a reminder that there are still panic sellers and panic buyers of assets. The 10-year US Treasury yield got as low as 1.87% intraday, suggesting a large amount of buying interest in a perceived less risky asset. More importantly, the selloff was a good reminder that diversification, especially in portfolios consisting of both stocks and bonds, is still very important. For those who abandoned the idea that high quality core bonds should continue to play a role in a balanced portfolio, that duration risk is still needed to be balanced with credit risk, these investors were reminded that credit risk is not only more highly correlated with equity risk, but that in a “flight to quality” or “risk off” environment, having only credit exposure does not offer near the volatility buffer that duration exposure may. High quality bonds, as measured by iShares Core US Aggregate Bond ETF (AGG), were up 2.1% during this selloff, while low quality or high yield bonds, as measured by SPDR Barclays High Yield Bond ETF (JNK), were down 3.2% in the same time frame.

In seeing the rebound in hindsight, particularly with the S&P 500® Index, this is also a good reminder to investors that one cannot simply judge the risks and rewards only after the fact. If they did, investors would be clamoring to only own the S&P 500® Index in such an environment, as the S&P 500® Index had a much more pronounced rebound than the other equity indices. The temptation to look for and to only own the best performing asset class will always be toying with investor’s emotions and clouding their logic. We remind every shareholder of the funds that, while we may have some insights as it relates to valuations, growth, and the risks of owning different asset classes, neither we nor any other firm has a “crystal ball” on what will perform well and what will not perform well or how quickly asset classes will perform.

This is the whole premise behind our globally diversified portfolios, to take broad calculated risks based on long-term expected returns of several different asset classes while not knowing exactly how things will play, but having long-term conviction that the calculated risks taken will be rewarded. We know that the behavioral impact of investors in aggregate can lead asset classes to be mispriced, especially relative to each other, and that this mispricing can persist until fundamental, economic or statistical relationships are brought back near parity with investor perceptions. For this reason, we gently remind investors to not get caught up in the noise of short-term market movements and to not lose focus of the big picture and to view or measure their investments over a longer time horizon.

We made some significant adjustments to the funds, none of which materially changed the stock and bond allocations. The changes we made were to reduce the expenses of core stock and bond allocations and to introduce some liquid alternative strategies into the funds. These changes did not materially change the acquired expenses of the funds, but we believe they did improve the risk/reward measures of the funds, including the ability to hedge some equity and interest rate risks or to reduce beta during sustained periods of distress, when necessary.

2	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Shareholder Letter
October 31, 2014 (Unaudited)

Our attribution in the 3rd quarter, which incorporated these changes, showed positive active returns for each fund. Our exposures in domestic equities and being underweight equities generally helped our portfolios perform well while international equity exposures and credit/high yield exposures on the fixed income side were a drag on our funds’ performance during this period. We believe the recent changes will most benefit shareholders during periods of higher and sustained volatility. Our strategic and tactical positioning will also benefit shareholders if and when the more attractively priced asset classes start to perform better than those that are priced closer to fair value.

We are honored and humbled to be chosen as your investment manager. We are thankful for the trust that you have placed with us and we sincerely wish each of you to have a happy and safe holiday season in the days to come.

Sincerely,

David Schauer

Chief Investment Officer

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Hanson McClain, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

The Pathway Aggressive Growth Fund invests in underlying funds that use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments, exposes an underlying fund to potentially dramatic changes (losses) in the value of certain of its portfolio holdings.

The Pathway Growth and Income Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular underlying fund’s share price. An underlying fund may decline in value even when the values of stocks or bonds in general are rising. An underlying fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by an underlying fund (and indirectly, by the Fund) are likely to decrease.

The Pathway Conservative Fund invests in underlying funds that invest long or short in fixed-income securities subjects the Fund to additional risks that include credit risk, interest risk, maturity risk, investment-grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

The Pathway Advisors Funds are distributed by ALPS Distributors, Inc.

Semi-Annual Report | October 31, 2014	3

Pathway Advisors Funds	Shareholder Letter
October 31, 2014 (Unaudited)

Diversification does not assure a profit or protect against a loss.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of Developed Market countries. The Index includes reinvestment of dividends, net of foreign withholding taxes. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

The Volatility Index® is an index which measures expectations of volatility, or fluctuations in price, of the S&P 500® Total Return Index. Higher values for the volatility index indicate that investors expect the value of the S&P 500® Total Return Index to fluctuate wildly – up, down, or both – in the next 30 days. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

Definitions:

Basis point – A commonly used expression for describing 1/100th of 1%.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to an index or asset class as a whole.

Quantitative Easing (QE) – An unconventional monetary policy used by central banks to stimulate the economy when standard monetary policy has become ineffective.

4	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return for the period ended October 31, 2014

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Conservative Fund	4.64%	4.96%	4.97%
S&P 500® Total Return Index[1]	10.99%	17.27%	20.72%
Barclays Capital U.S. Aggregate Bond Index[2]	5.12%	4.14%	1.53%
Russell 2000® Index[3]	1.90%	8.06%	20.71%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Semi-Annual Report | October 31, 2014	5

Pathway Advisors Conservative Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000 for the period ended October 31, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 10/31/14. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

6	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Performance Update
October 31, 2014 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
iShares Core U.S. Aggregate Bond ETF	13.99%
DoubleLine Total Return Bond Fund - Class I	13.93%
Vanguard® Total Stock Market ETF	11.40%
Metropolitan West Total Return Bond Fund - Class I	8.00%
Goldman Sachs Strategic Income Fund - Institutional Class	6.01%
Vanguard® Wellington Fund - Class Admiral	5.92%
Templeton Global Bond Fund - Advisor Class	5.76%
Vanguard® S&P 500 ETF	5.01%
Putnam Capital Spectrum Fund - Class Y	4.08%
Hartford World Bond Fund	4.00%
Top Ten Holdings	78.10%

Portfolio Allocation (as a % of Net Assets)*

*	Holdings are subject to change.

Semi-Annual Report | October 31, 2014	7

Pathway Advisors Growth and Income Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return for the period ended October 31, 2014

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Growth and Income Fund	4.81%	6.45%	8.45%
S&P 500 Total Return Index[1]	10.99%	17.27%	20.72%
Barclays Capital U.S. Aggregate Bond Index[2]	5.12%	4.14%	1.53%
Russell 2000® Index[3]	1.90%	8.06%	20.71%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

8	www.pathwayadvisorsfunds.com

Pathway Advisors Growth and Income Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000 for the period ended October 31, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to 10/31/14. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Semi-Annual Report | October 31, 2014	9

Pathway Advisors Growth and Income Fund	Performance Update
October 31, 2014 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
Vanguard® Total Stock Market ETF	17.56%
Vanguard® S&P 500 ETF	9.01%
DoubleLine Total Return Bond Fund - Class I	8.64%
Vanguard® Total International Stock ETF	8.16%
iShares Core U.S. Aggregate Bond ETF	6.99%
Putnam Capital Spectrum Fund - Class Y	6.02%
Deutsche Global Infrastructure Fund - Institutional Class	5.05%
Metropolitan West Total Return Bond Fund - Class I	4.99%
Goldman Sachs Strategic Income Fund - Institutional Class	3.89%
iShares® Dow Jones International Select Dividend Index Fund	3.06%
Top Ten Holdings	73.37%

Portfolio Allocation (as a % of Net Assets)*

*	Holdings are subject to change.

10	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Performance Update
October 31, 2014 (Unaudited)

Cumulative Total Return for the period ended October 31, 2014

	Calendar YTD	One Year	Since Inception*
Pathway Advisors Aggressive Growth Fund	4.76%	7.25%	13.28%
MSCI EAFE® Index[1]	-2.81%	-0.60%	14.05%
S&P 500 Total Return Index[2]	10.99%	17.27%	20.72%
Russell 2000® Index[3]	1.90%	8.06%	20.71%

*	Fund inception date of July 30, 2012.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-888-288-1121 or visit www.pathwayadvisorsfunds.com.

[1]

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of Developed Market countries. The index includes reinvestment of dividends, net of foreign withholding taxes. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[2]

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

[3]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly into the Index.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Semi-Annual Report | October 31, 2014	11

Pathway Advisors Aggressive Growth Fund	Performance Update
October 31, 2014 (Unaudited)

Growth of $10,000 for the period ended October 31, 2014

The graphs shown above represent a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception 10/31/14. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

12	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Performance Update
October 31, 2014 (Unaudited)

Top Ten Long Holdings	(as a % of Net Assets)*
Vanguard® Total Stock Market ETF	23.71%
Vanguard® Total International Stock ETF	12.15%
Vanguard® S&P 500 ETF	10.09%
DoubleLine Total Return Bond Fund - Class I	9.60%
Putnam Capital Spectrum Fund - Class Y	6.06%
Deutsche Global Infrastructure Fund - Institutional Class	5.95%
iShares® Dow Jones International Select Dividend Index Fund	5.00%
Principal MidCap Fund - Institutional Class	4.08%
Akre Focus Fund - Institutional Class	4.07%
Vanguard® FTSE Emerging Markets ETF	4.06%
Top Ten Holdings	84.77%

Portfolio Allocation (as a % of Net Assets)*

*	Holdings are subject to change.

Semi-Annual Report | October 31, 2014	13

Pathway Advisors Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: direct costs, such as short-term redemption fees and wire fees, and indirect costs, including management fees, and other fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of May 1, 2014 through October 31, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

14	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

				EXPENSES PAID
	BEGINNING	ENDING		DURING PERIOD
	ACCOUNT VALUE	ACCOUNT VALUE	EXPENSE	05/01/14-
	05/01/14	10/31/14	RATIO(a)	10/31/14(b)

Pathway Advisors Conservative Fund
Actual	$ 1,000.00	$ 1,020.70	1.88%	$ 9.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.73	1.88%	$ 9.55

Pathway Advisors Growth and Income Fund
Actual	$ 1,000.00	$ 1,021.70	1.88%	$ 9.58
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.73	1.88%	$ 9.55

Pathway Advisors Aggressive Growth Fund
Actual	$ 1,000.00	$ 1,026.90	1.88%	$ 9.60
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.73	1.88%	$ 9.55

(a)	Annualized, based on the Funds’ most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2014	15

Pathway Advisors Conservative Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

			Value
Description		Shares	(Note 2)

EXCHANGE TRADED FUNDS (37.44%)
iShares® Core U.S. Aggregate Bond ETF		9,545	$ 1,050,714
Schwab U.S. TIPs ETF™		4,100	223,983
Vanguard® FTSE Emerging Markets ETF		3,555	151,585
Vanguard® S&P 500® ETF		2,036	376,518
Vanguard® Total International Stock ETF		2,993	152,523
Vanguard® Total Stock Market ETF		8,234	856,501

TOTAL EXCHANGE TRADED FUNDS (Cost $2,719,941)			2,811,824

OPEN-END MUTUAL FUNDS (61.19%)
Catalyst Hedged Futures Strategy Fund - Class I(a)		13,988	147,153
Deutsche Global Infrastructure Fund - Institutional Class		9,508	148,233
DoubleLine Total Return Bond Fund - Class I		95,393	1,046,457
Goldman Sachs Strategic Income Fund - Institutional Class		43,096	451,649
Hartford World Bond Fund - Class Y		27,883	300,298
Loomis Sayles Bond Fund - Institutional Class		18,528	287,369
Metropolitan West Total Return Bond Fund - Class I		55,199	600,562
Osterweis Strategic Income Fund - Class I		24,382	287,219
PIMCO All Asset All Authority Fund - Institutional Class		14,381	142,944
Putnam Capital Spectrum Fund - Class Y		7,933	306,305
Templeton Global Bond Fund - Advisor Class		32,638	432,785
Vanguard® Wellington Fund - Class Admiral		6,389	444,537

TOTAL OPEN-END MUTUAL FUNDS (Cost $4,543,966)			4,595,511

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (1.78%)
Dreyfus Cash Management, Institutional Shares	0.090%	133,545	133,545

TOTAL SHORT TERM INVESTMENTS (Cost $133,545)			133,545

TOTAL INVESTMENTS (100.41%) (Cost $7,397,452)			$7,540,880

Liabilities in Excess of Other Assets (-0.41%)			(30,668)

NET ASSETS (100.00%)			$7,510,212

(a)	Non-income producing security.

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

16	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

S&P - Standard & Poor’s

TIPS - Treasury Inflation Protected Securities

Holdings are subject to change.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	17

Pathway Advisors Growth and Income Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

			Value
Description		Shares	(Note 2)

EXCHANGE TRADED FUNDS (50.83%)
iShares® Core U.S. Aggregate Bond ETF		26,910	$ 2,962,253
iShares® Dow Jones International Select Dividend Index Fund		35,989	1,298,483
iShares® Dow Jones Select Dividend Index Fund		11,119	868,950
Vanguard® FTSE Emerging Markets ETF		19,910	848,962
Vanguard® S&P 500® ETF		20,666	3,821,763
Vanguard® Total International Stock ETF		67,919	3,461,152
Vanguard® Total Stock Market ETF		71,562	7,443,879
WisdomTree® Emerging Markets SmallCap Dividend Fund		18,634	847,102

TOTAL EXCHANGE TRADED FUNDS (Cost $21,458,984)			21,552,544

OPEN-END MUTUAL FUNDS (48.25%)
Catalyst Hedged Futures Strategy Fund - Class I(a)		118,218	1,243,658
Deutsche Global Infrastructure Fund - Institutional Class		137,281	2,140,212
DoubleLine Total Return Bond Fund - Class I		333,752	3,661,259
Goldman Sachs Strategic Income Fund - Institutional Class		157,266	1,648,149
Hartford World Bond Fund - Class Y		78,654	847,099
Loomis Sayles Bond Fund - Institutional Class		80,151	1,243,137
Metropolitan West Total Return Bond Fund - Class I		194,635	2,117,631
Osterweis Strategic Income Fund - Class I		105,459	1,242,301
PIMCO All Asset All Authority Fund - Institutional Class		124,401	1,236,542
Putnam Capital Spectrum Fund - Class Y		66,054	2,550,346
Templeton Global Bond Fund - Advisor Class		93,813	1,243,965
Vanguard® Wellington Fund - Class Admiral		18,432	1,282,484

TOTAL OPEN-END MUTUAL FUNDS (Cost $20,324,497)			20,456,783

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (0.95%)
Dreyfus Cash Management, Institutional Shares	0.090%	404,348	404,348

TOTAL SHORT TERM INVESTMENTS (Cost $404,348)			404,348

TOTAL INVESTMENTS (100.03%) (Cost $42,187,829)			$42,413,675

Liabilities in Excess of Other Assets (-0.03%)			(14,696)

NET ASSETS (100.00%)			$42,398,979

(a)	Non-income producing security.

Common Abbreviations:

ETF - Exchange Traded Fund.

18	www.pathwayadvisorsfunds.com

Pathway Advisors Growth and Income Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

S&P - Standard & Poor’s.

Holdings are subject to change.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	19

Pathway Advisors Aggressive Growth Fund	Portfolio of Investments
October 31, 2014 (Unaudited)

			Value
Description		Shares	(Note 2)

EXCHANGE TRADED FUNDS (61.93%)
iShares® Dow Jones International Select Dividend Index Fund		20,420	$ 736,754
iShares® Dow Jones Select Dividend Index Fund		7,547	589,798
Vanguard® FTSE Emerging Markets ETF		14,036	598,495
Vanguard® S&P 500® ETF		8,040	1,486,837
Vanguard® Total International Stock ETF		35,124	1,789,919
Vanguard® Total Stock Market ETF		33,587	3,493,720
WisdomTree® Emerging Markets SmallCap Dividend Fund		9,457	429,915

TOTAL EXCHANGE TRADED FUNDS (Cost $8,903,338)			9,125,438

OPEN-END MUTUAL FUNDS (37.43%)
Akre Focus Fund - Institutional Class		26,317	599,493
Catalyst Hedged Futures Strategy Fund - Class I(a)		39,824	418,954
Deutsche Global Infrastructure Fund - Institutional Class		56,212	876,342
DoubleLine Total Return Bond Fund - Class I		129,005	1,415,186
Osterweis Strategic Income Fund - Class I		24,461	288,154
PIMCO All Asset All Authority Fund - Institutional Class		42,753	424,961
Principal MidCap Fund - Institutional Class		26,904	600,762
Putnam Capital Spectrum Fund - Class Y		23,117	892,548

TOTAL OPEN-END MUTUAL FUNDS (Cost $5,380,743)			5,516,400

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (1.03%)
Dreyfus Cash Management, Institutional Shares	0.090%	151,592	151,592

TOTAL SHORT TERM INVESTMENTS (Cost $151,592)			151,592

TOTAL INVESTMENTS (100.39%) (Cost $14,435,673)			$14,793,430

Liabilities in Excess of Other Assets (-0.39%)			(57,123)

NET ASSETS (100.00%)			$14,736,307

(a)	Non-income producing security.

Common Abbreviations:

ETF - Exchange Traded Fund.

FTSE - Financial Times and Stock Exchange.

PIMCO - Pacific Investment Management Company, LLC.

S&P - Standard & Poor’s.

Holdings are subject to change.

See Notes to Financial Statements.

20	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Statements of Assets and Liabilities
October 31, 2014 (Unaudited)

	PATHWAY	PATHWAY	PATHWAY
	ADVISORS	ADVISORS	ADVISORS
	CONSERVATIVE	GROWTH AND	AGGRESSIVE
	FUND	INCOME FUND	GROWTH FUND

ASSETS
Investments, at value	$ 7,540,880	$ 42,413,675	$ 14,793,430
Cash	1,028	–	–
Receivable for shares sold	247,124	576,623	–
Dividends receivable	5,080	19,285	5,073
Other assets	10,224	11,325	10,676

Total assets	7,804,336	43,020,908	14,809,179

LIABILITIES
Investment advisory fees payable	–	74,539	19,406
Distributions and service fees payable	5,634	40,110	14,504
Payable for investments purchased	261,282	430,781	–
Payable due to advisor	1,518	–	–
Payable for trustee fees and expenses	39	327	143
Payable for chief compliance officer fees	784	4,522	1,682
Payable for principal financial officer fees	195	1,146	423
Payable for administration fees	7,063	44,475	16,142
Payable for transfer agency fees	5,499	8,871	7,235
Payable for professional fees	9,101	10,450	9,472
Payable for custody fees	2,102	1,183	1,432
Payable for reports to shareholders	238	1,659	605
Accrued expenses and other liabilities	669	3,866	1,828

Total liabilities	294,124	621,929	72,872

NET ASSETS	$ 7,510,212	$ 42,398,979	$ 14,736,307

NET ASSETS CONSIST OF
Paid-in capital (Note 5)	$ 7,214,184	$ 39,460,616	$ 13,198,419
Accumulated net investment income	47,500	204,495	63,042
Accumulated net realized gain on investments	105,100	2,508,022	1,117,089
Net unrealized appreciation on investments	143,428	225,846	357,757

NET ASSETS	$ 7,510,212	$ 42,398,979	$ 14,736,307

INVESTMENTS, AT COST	$ 7,397,452	$ 42,187,829	$ 14,435,673

PRICING OF SHARES
Net Asset Value, offering and redemption price per share	$ 10.83	$ 11.77	$ 12.99
Net Assets	$ 7,510,212	$ 42,398,979	$ 14,736,307
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	693,620	3,602,235	1,134,841

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	21

Pathway Advisors Funds	Statements of Operations
For the Six Months Ended October 31, 2014 (Unaudited)

	PATHWAY	PATHWAY	PATHWAY
	ADVISORS	ADVISORS	ADVISORS
	CONSERVATIVE	GROWTH AND	AGGRESSIVE
	FUND	INCOME FUND	GROWTH FUND

INVESTMENT INCOME
Dividends from other investment companies	$91,175	$579,310	$213,747

Total investment income	91,175	579,310	213,747

EXPENSES
Investment advisory fees (Note 6)	32,018	216,344	80,162
Administration fees	13,493	88,346	32,951
Transfer agency fees	15,450	22,231	18,581
Distribution and service fees	10,410	64,292	23,397
Professional fees	6,958	8,361	7,392
Custody fees	3,491	3,469	2,787
Reports to shareholders	245	1,643	631
Trustee fees and expenses	90	662	254
Registration/filing fees	9,951	12,745	10,985
Chief compliance officer fees	2,026	13,602	5,069
Principal financial officer fees	489	3,302	1,224
Other	1,727	4,181	1,786

Total expenses before waivers	96,348	439,178	185,219
Less fees waived/reimbursed by investment advisor (Note 6)	(36,155)	(32,452)	(34,514)

Total net expenses	60,193	406,726	150,705

NET INVESTMENT INCOME	30,982	172,584	63,042

Net realized gain on investments	94,877	2,338,821	1,032,925
Net change in unrealized appreciation/(depreciation) on investments	5,854	(1,637,091)	(655,216)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	100,731	701,730	377,709

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,713	$874,314	$440,751

See Notes to Financial Statements.

22	www.pathwayadvisorsfunds.com

Pathway Advisors Conservative Fund	Statements of Changes in Net Assets

	Six Months Ended	For the
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014

OPERATIONS
Net investment income	$30,982	$52,229
Net realized gain/(loss) on investments	94,877	(9,884)
Net realized capital gain distributions from other investment companies	–	26,283
Net change in unrealized appreciation on investments	5,854	113,990

Net increase in net assets resulting from operations	131,713	182,618

DISTRIBUTIONS (NOTE 3)
Net investment income	–	(43,119)

Net realized gains on investments	–	(9,256)

Net decrease in net assets from distributions	–	(52,375)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	3,455,662	4,685,131
Dividends reinvested	–	52,374
Shares redeemed	(1,500,186)	(808,445)

Net increase in net assets derived from beneficial interest transactions	1,955,476	3,929,060

Net increase in Net Assets	2,087,189	4,059,303

NET ASSETS:
Beginning of period	5,423,023	1,363,720

End of period*	$7,510,212	$5,423,023

* Includes accumulated net investment income of:	$47,500	$16,518

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	23

Pathway Advisors Growth and Income Fund	Statements of Changes in Net Assets

	Six Months Ended	For the
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014

OPERATIONS
Net investment income	$172,584	$303,804
Net realized gain/(loss) on investments	2,338,821	(56,031)
Net realized capital gain distributions from other investment companies	–	230,232
Net change in unrealized appreciation/(depreciation) on investments	(1,637,091)	1,779,420

Net increase in net assets resulting from operations	874,314	2,257,425

DISTRIBUTIONS (NOTE 3)
Net investment income	–	(262,518)

Net realized gains on investments	–	(27,907)

Net decrease in net assets from distributions	–	(290,425)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	15,420,233	36,950,034
Dividends reinvested	–	290,424
Shares redeemed	(14,483,835)	(3,725,804)

Net increase in net assets derived from beneficial interest transactions	936,398	33,514,654

Net increase in Net Assets	1,810,712	35,481,654

NET ASSETS:
Beginning of period	40,588,267	5,106,613

End of period*	$42,398,979	$40,588,267

* Includes accumulated net investment income of:	$204,495	$31,911

See Notes to Financial Statements.

24	www.pathwayadvisorsfunds.com

Pathway Advisors Aggressive Growth Fund	Statements of Changes in Net Assets

	Six Months Ended	For the
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014

OPERATIONS
Net investment income	$63,042	$80,975
Net realized gain on investments	1,032,925	40,254
Net realized capital gain distributions from other investment companies	–	73,997
Net change in unrealized appreciation/(depreciation) on investments	(655,216)	944,050

Net increase in net assets resulting from operations	440,751	1,139,276

DISTRIBUTIONS (NOTE 3)
Net investment income	–	(92,205)

Net realized gains on investments	–	(35,419)

Net decrease in net assets from distributions	–	(127,624)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5)
Shares sold	4,019,004	15,021,195
Dividends reinvested	–	127,625
Shares redeemed	(6,347,255)	(1,115,620)

Net increase/(decrease) in net assets derived from beneficial interest transactions	(2,328,251)	14,033,200

Net increase/(decrease) in Net Assets	(1,887,500)	15,044,852

NET ASSETS:
Beginning of period	16,623,807	1,578,955

End of period*	$14,736,307	$16,623,807

* Includes accumulated net investment income of:	$63,042	$0

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	25

Pathway Advisors Conservative Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.61	$10.51	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.05	0.16	0.14
Net realized and unrealized gain on investments	0.17	0.10	0.52

Total from Investment Operations	0.22	0.26	0.66

LESS DISTRIBUTIONS
Net investment income	–	(0.13)	(0.13)
Net realized gain on investments	–	(0.03)	(0.02)

Total Distributions	–	(0.16)	(0.15)

NET INCREASE IN NET ASSET VALUE	0.22	0.10	0.51

NET ASSET VALUE, END OF PERIOD	$10.83	$10.61	$10.51

TOTAL RETURN(c)	2.07%	2.53%	6.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$7,510	$5,423	$1,364
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	3.01%(e)	4.84%	49.62%(e)(f)
Operating expenses including reimbursement/waiver(d)	1.88%(e)	1.91%(g)	1.98%(e)(f)
Net investment income including reimbursement/waiver(d)	0.97%(e)	1.57%	1.83%(e)
PORTFOLIO TURNOVER RATE	54%(h)	38%	18%(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

26	www.pathwayadvisorsfunds.com

Pathway Advisors Growth and Income Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$11.52	$10.85	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.05	0.14	0.05
Net realized and unrealized gain on investments	0.20	0.63	0.91

Total from Investment Operations	0.25	0.77	0.96

LESS DISTRIBUTIONS
Net investment income	–	(0.09)	(0.09)
Net realized gain on investments	–	(0.01)	(0.02)

Total Distributions	–	(0.10)	(0.11)

NET INCREASE IN NET ASSET VALUE	0.25	0.67	0.85

NET ASSET VALUE, END OF PERIOD	$11.77	$11.52	$10.85

TOTAL RETURN(c)	2.17%	7.17%	9.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$42,399	$40,588	$5,107
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	2.03%(e)	2.73%	33.89%(e)(f)
Operating expenses including reimbursement/waiver(d)	1.88%(e)	1.90%(g)	1.98%(e)(f)
Net investment income including reimbursement/waiver(d)	0.80%(e)	1.26%	0.64%(e)
PORTFOLIO TURNOVER RATE	85%(h)	11%	5%(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	27

Pathway Advisors Aggressive Growth Fund	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Period Ended April 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$12.65	$11.40	$10.00
INCOME FROM OPERATIONS
Net investment income(b)	0.05	0.10	0.03
Net realized and unrealized gain on investments	0.29	1.27	1.47

Total from Investment Operations	0.34	1.37	1.50

LESS DISTRIBUTIONS
Net investment income	–	(0.09)	(0.08)
Net realized gain on investments	–	(0.03)	(0.02)

Total Distributions	–	(0.12)	(0.10)

NET INCREASE IN NET ASSET VALUE	0.34	1.25	1.40

NET ASSET VALUE, END OF PERIOD	$12.99	$12.65	$11.40

TOTAL RETURN(c)	2.69%	12.05%	15.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$14,736	$16,624	$1,579
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	2.31%(e)	3.16%	44.74%(e)(f)
Operating expenses including reimbursement/waiver(d)	1.88%(e)	1.90%(g)	1.98%(e)(f)
Net investment income including reimbursement/waiver(d)	0.79%(e)	0.85%	0.39%(e)
PORTFOLIO TURNOVER RATE	56%(h)	18%	31%(h)

(a)	The Fund commenced operations on July 31, 2012.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Contractual expense limitation changed from 1.98% to 1.88% effective October 1, 2013.
(h)	Not Annualized.

See Notes to Financial Statements.

28	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust has 32 registered funds. This semi-annual report describes Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund (individually a “Fund” and collectively, the “Funds”). The Funds’ inception date was July 30, 2012 and operations commenced on July 31, 2012. The Pathway Advisors Conservative Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Pathway Advisors Growth and Income Fund seeks total return through growth of capital and income. The Pathway Advisors Aggressive Growth Fund seeks total return through a primary emphasis on growth with a secondary emphasis on income.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Semi-Annual Report | October 31, 2014	29

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2014:

Pathway Advisors Conservative Fund

		Level 2 -	Level 3 -
		Other Significant	Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Exchange Traded Funds	$2,811,824	$–	$–	$2,811,824
Open-End Mutual Funds	4,595,511	–	–	4,595,511
Short Term Investments	133,545	–	–	133,545

Total	$7,540,880	$–	$–	$7,540,880

30	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Pathway Advisors Growth and Income Fund

		Level 2 -
		Other Significant	Level 3 - Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Exchange Traded Funds	$21,552,544	$–	$–	$21,552,544
Open-End Mutual Funds	20,456,783	–	–	20,456,783
Short Term Investments	404,348	–	–	404,348

Total	$42,413,675	$–	$–	$42,413,675

Pathway Advisors Aggressive Growth Fund

		Level 2 -
		Other Significant	Level 3 - Significant
Investments in Securities at	Level 1 -	Observable	Unobservable
Value	Quoted Prices	Inputs	Inputs	Total

Exchange Traded Funds	$9,125,438	$–	$–	$9,125,438
Open-End Mutual Funds	5,516,400	–	–	5,516,400
Short Term Investments	151,592	–	–	151,592

Total	$14,793,430	$–	$–	$14,793,430

The Funds recognize transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. For the six months ended October 31, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each Fund.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each

Semi-Annual Report | October 31, 2014	31

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

year, so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Pathway Advisors Conservative Fund	$153,895	$(26,070)	$127,825	$7,413,055
Pathway Advisors Growth and Income Fund	620,704	(440,688)	180,016	42,233,659
Pathway Advisors Aggressive Growth Fund	516,871	(175,196)	341,675	14,451,755

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

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Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

The tax character of distributions paid by the Funds for the year ended April 30, 2014, were as follows:

		Long-Term Capital
	Ordinary Income	Gain
Pathway Advisors Conservative Fund	$44,742	$7,633
Pathway Advisors Growth and Income Fund	283,872	6,553
Pathway Advisors Aggressive Growth Fund	125,902	1,722

During the six months ended October 31, 2014, the Funds did not make any distributions.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) during the six months ended October 31, 2014, were as follows:

	Purchases of	Proceeds From Sales
Fund	Securities	of Securities
Pathway Advisors Conservative Fund	$5,420,417	$3,411,738
Pathway Advisors Growth and Income Fund	37,042,688	35,869,003
Pathway Advisors Aggressive Growth Fund	8,834,911	11,048,138

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Transactions in shares of capital stock:

Pathway Advisors Conservative Fund

	For the Year Ended	For the Year Ended
	October 31, 2014	April 30, 2014
Common Shares Outstanding - Beginning of Period	510,894	129,714
Common Shares Sold	322,321	453,941
Common Shares Issued as Reinvestment of Dividends	–	5,060
Common Shares Redeemed	(139,595)	(77,821)

Common Shares Outstanding - End of Period	693,620	510,894

Semi-Annual Report | October 31, 2014	33

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Pathway Advisors Growth and Income Fund

	For the Year Ended	For the Year Ended
	October 31, 2014	April 30, 2014
Common Shares Outstanding - Beginning of Period	3,524,222	470,791
Common Shares Sold	1,315,270	3,359,753
Common Shares Issued as Reinvestment of Dividends	–	25,908
Common Shares Redeemed	(1,237,257)	(332,230)

Common Shares Outstanding - End of Period	3,602,235	3,524,222

Pathway Advisors Aggressive Growth Fund

	For the Year Ended	For the Year Ended
	October 31, 2014	April 30, 2014
Common Shares Outstanding - Beginning of Period	1,314,394	138,460
Common Shares Sold	311,230	1,256,587
Common Shares Issued as Reinvestment of Dividends	–	10,317
Common Shares Redeemed	(490,783)	(90,970)

Common Shares Outstanding - End of Period	1,134,841	1,314,394

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Hanson McClain, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.00% of the average daily net assets for each Fund.

Prior to October 1, 2013, the Adviser had agreed contractually to limit the amount of each Fund’s total annual expenses to 1.98% of each Fund’s average daily net assets. Effective October 1, 2013, the Adviser has agreed contractually to limit the amount of each Fund’s total annual expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.88% of each Fund’s average daily net assets. This amended agreement is in effect through August 31, 2015. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the relevant agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Funds’ Board.

34	www.pathwayadvisorsfunds.com

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

For the six months ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

	Fees Waived/	Recoupment of
	Reimbursed By	Past Waived Fees
	Adviser	By Adviser	Total
Pathway Advisors Conservative Fund	$36,155	$–	$36,155
Pathway Advisors Growth and Income Fund	32,452	–	32,452
Pathway Advisors Aggressive Growth Fund	34,514	–	34,514
As of October 31, 2014, the balances of recoupable expenses for each Fund were as follows:
Fund	Expires 2016	Expires 2017	Total
Pathway Advisors Conservative Fund	$153,925	$97,471	$251,396
Pathway Advisors Growth and Income Fund	176,190	199,873	376,063
Pathway Advisors Aggressive Growth Fund	167,248	120,826	288,074

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Annual administrative fee, billed monthly in total and allocated to each Fund, in the amount of the greater of (a) the total annual minimum for all three Funds of $245,000 in year 1 of operations and $260,000 in year 2 and forward (subject to an annual cost of living increase) or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500 Million	0.05%
$500M-$1 Billion	0.03%
Above $1 Billion	0.02%

The Administrator is also reimbursed by the Funds for certain out of pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by each Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Semi-Annual Report | October 31, 2014	35

Pathway Advisors Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Each Fund has adopted a separate Distribution and Services Plan (each a “Plan” and collectively, the “Plans”) pursuant to Rule 12b-1 of the 1940 Act. The Plans allow each Fund, as applicable, to use each Fund’s assets to pay fees in connection with the distribution and marketing of the Funds’ shares and/or the provision of shareholder services to the Funds’ shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of each Fund as their funding medium and for related expenses. The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of each Funds’ average daily net assets. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of an investment in the Funds, and Plan fees may cost an investor more than other types of sales charges.

Each Fund has adopted a Shareholder Services Plan (a “Shareholder Services Plan”) with respect to its shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of shares of the Funds attributable to or held in the name of a Participating Organization for its clients as compensation for providing services pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Funds’ fiscal year for such service activities shall be reimbursed to the Funds as soon as practicable after the end of the fiscal year. Shareholder Services Plan fees are included within “Distribution and service fees” on the Statement of Operations.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable laws. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Pathway Advisors Funds	Disclosure Regarding Approval of Fund Advisory Agreement
October 31, 2014 (Unaudited)

On June 10, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Hanson McClain, Inc. (“Hanson McClain”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Hanson McClain, the Trustees, including the Independent Trustees, considered the following factors with respect to the Pathway Advisors Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Pathway Advisors Funds, to Hanson McClain of 1.00% of each of the Pathway Advisors Funds’ daily average net assets, in light of the extent and quality of the advisory services provided by Hanson McClain to the Pathway Advisors Funds.

The Trustees considered the information they received comparing the Pathway Advisors Funds’ contractual annual advisory fee and overall expenses (net of waivers) with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 1.00% of each of the Pathway Advisors Funds and the total net expense ratio of 1.88% (after waivers) for each of the Pathway Advisors Funds, while greater than the median, were within an acceptable range of the median within each of the Pathway Advisors Funds’ respective peer universes.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Pathway Advisors Funds under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Hanson McClain in its presentation, including its Form ADV.

The Trustees reviewed and considered Hanson McClain’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Hanson McClain and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by Hanson McClain, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Pathway Advisors Funds.

The Trustees considered the background and experience of Hanson McClain’s management in connection with the Pathway Advisors Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Pathway Advisors Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Hanson McClain’s insider trading policies and procedures and its Code of Ethics.

Semi-Annual Report | October 31, 2014	37

Pathway Advisors Funds	Disclosure Regarding Approval of Fund Advisory Agreement
October 31, 2014 (Unaudited)

Performance: The Trustees reviewed performance information for each of the Pathway Advisors Funds for the three-month, 1-year, 3-year and 5-year periods ended December 31, 2013. That review included a comparison of each Pathway Advisors Fund’s performance to the performance of a group of comparable funds selected by an independent provider of investment company data. The Trustees noted the performance of each Pathway Advisors Fund was generally above the respective peer universe median for the most recent 3-month period. The Trustees also considered Hanson McClain’s discussion of each Pathway Advisors Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Hanson McClain’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Total Expense Ratios, and the Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Hanson McClain based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Hanson McClain in connection with the operation of the Pathway Advisors Funds. The Board then reviewed Hanson McClain’s financial statements in order to analyze the financial condition and stability and profitability of the adviser. In assessing the projected profitability analysis, the Trustees noted that the Pathway Advisors Funds’ total expense ratios (after waivers) and contractual advisory fee rates were was generally above the respective medians of comparable funds identified by an independent provider of investment company data.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Pathway Advisors Funds will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Hanson McClain from its relationship with the Pathway Advisors Funds, including whether soft dollar arrangements were used.

In selecting Hanson McClain as the Pathway Advisors Funds’ investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the investment advisory fees to be received by Hanson McClain with respect to the Pathway Advisors Funds were within an acceptable range of the median of others within each of the Pathway Advisors Fund’s peer universes;

•	the nature, extent and quality of services to be rendered by Hanson McClain under the Investment Advisory Agreement were adequate;
•

the performance of each Pathway Advisors Fund was generally within an acceptable range of, or in more recent periods better than, the performance of the funds in its respective peer universe selected by an independent provider of investment company data;

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Pathway Advisors Funds	Disclosure Regarding Approval of Fund Advisory Agreement
October 31, 2014 (Unaudited)

•	there was no comparable account information of Hanson McClain for the Trustees to consider;
•	the profit, if any, anticipated to be realized by Hanson McClain in connection with the operation of the Pathway Advisors Funds is not unreasonable to the Pathway Advisors Funds; and
•	there were no material economies of scale or other incidental benefits accruing to Hanson McClain in connection with its relationship with the Pathway Advisors Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Hanson McClain’s compensation for investment advisory services is consistent with the best interests of the Pathway Advisors Funds and their shareholders.

Semi-Annual Report | October 31, 2014	39

Pathway Advisors Funds	Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Funds’ policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 888-288-1121 and (2) on the SEC’s website at http://www.sec.gov.

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REDMONT

SEMI-ANNUAL REPORT 2014

October 31, 2014

Redmont Resolute Fund I

Redmont Resolute Fund II

REDMONT
FUNDS

Redmont Funds	Shareholder Letter
October 31, 2014 (Unaudited)

Introduction:

October 31, 2014

The Funds performed well during the past six months. The absolute performance was driven by the Tactical allocation and relative performance was driven by the Long/Short and Opportunistic allocations.

Tactical Managers – the Tactical managers had mixed performance with FPA performing as expected and Blackrock Global Allocation underperforming our expectations. Blackrock was replaced during September (discussed further below) by two new managers and the allocation was rebalanced to equal-weight all three of the ongoing managers.

Long/Short Managers – three of the Long/Short managers performed very well – Boston Partners, Dalton & Diamond Hill – and added considerable value over their index. The fourth manager, Marketfield, struggled and lost money during the period. We are evaluating this manager to determine if they will be a part of the portfolio going forward and will provide an update if anything changes.

Opportunistic Managers – two of the Opportunistic managers performed very well – AQR Risk Parity & AQR Multi-Strategy – and added considerable value over their index. Stadion performed in-line with the index while Loeb struggled and lost money during the period. We remain comfortable with all four strategies and do not anticipate any changes in the near future.

Please see our fact sheet for a more detailed listing of performance and allocations.

REDMONT RESOLUTE FUND I

Table 1 notes the performance for Fund I as of quarter end under standard reporting (since inception) as well as of October 31st.

Table 1 i. ii. iii. iv. v.

Performance (amounts greater than one year are annualized)

	Standardized Performance Data
Redmont Resolute Fund I	As of October 31, 2014
			Since Inception
	Year-to-Date	1-Year	(12/30/11)
Resolute Fund I - I Class	0.94%	2.21%	3.15%
Resolute Fund I - A Class	0.57%	1.75%	2.73%
Load Adjusted	-4.99%	-3.88%	0.71%
Resolute Fund II - I Class	1.89%	3.48%	5.34%
HFRX Global Index	-0.16%	0.96%	3.51%
S&P 500® Total Return Index	10.99%	17.27%	20.67%
Morningstar Multi-Alternative Universe	1.23%	2.66%	2.50%
	Gross Expense	Less Expense	Net Expense
	Ratio	Waivers	Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund I - I Class	5.62%	-3.22%	2.40%	2.32%
Resolute Fund I - A Class	6.15%	-3.35%	2.80%	2.72%
Resolute Fund II - I Class	2.64%	-1.35%	1.29%	1.21%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Maximum Offering Price (MOP) for Class A includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Semi-Annual Report | October 31, 2014	1

Redmont Funds	Shareholder Letter
October 31, 2014 (Unaudited)

REDMONT RESOLUTE FUND II

Table 2 notes the performance for Fund II as of quarter end under standard reporting (since inception) as well as of October 31st.

Table 2 i. ii. iii. iv. v.

Performance (amounts greater than one year are annualized)

	Standardized Performance Data			Non-Standardized Performance Data
Redmont Resolute Fund II	As of September 30, 2014			As of October 31, 2014
			Since Inception	Year-to-		Since Funding
	Year-to-Date	1-Year	(12/30/11)	Date	1-Year	(12/30/11)
Resolute Fund II - I Class	5.17%	6.04%	5.97%	6.47%	8.23%	6.37%
HFRX Global Index	4.29%	5.13%	4.46%	5.54%	6.95%	4.93%
S&P 500® Total Return Index	19.79%	19.34%	20.69%	25.30%	27.18%	22.63%
Morningstar Multi-Alternative Universe	1.49%	1.98%	2.50%	2.65%	3.69%	3.01%
	Gross Expense	Less Expense	Net Expense
	Ratio	Waivers	Ratio	Net Ratio ex Dividend & Short Expense
Resolute Fund II - I Class	2.68%	-1.39%	1.29%		1.18%

This performance analysis section shows the fund’s historical performance. Past performance is not indicative of future results. Investment return and value of shares will fluctuate. Upon redemption, shares may be worth more or less than their original cost. The current performance may be higher or lower than the quoted performance. Call 1-855-268-2242 or visit www.redmontfunds.com for the most recent month end performance results. The Fund has a redemption fee of 2.00% for shares redeemed within the first 90 days of purchase. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

Portfolio Changes:

The overall allocation has remained unchanged during 2014 but we have made several manager changes as we continue to identify unique strategies that add value to the portfolio as well as our planned transition from mutual funds (as underlying investments) to separate accounts for a number of strategies. Within the Tactical allocation, we replaced Blackrock Global Allocation during September with two more flexible strategies – Morgan Stanley Multi-Asset and Pinebridge Global Dynamic Allocation. As a part of funding those two managers, we rebalanced the Tactical allocation so that all three managers have an equal weight. There were no changes in the Long/Short or Opportunistic allocations during the last six months.

Closing:

We are excited about the manager transitions and how they impact the Funds. We appreciate your investment in our Redmont Resolute Funds, please feel free to contact us with any questions.

Sincerely,

R. Scott Graham, CFA & Michael T. Lytle, CFA

Portfolio Managers vi.

2	www.redmontfunds.com

Redmont Funds	Shareholder Letter
October 31, 2014 (Unaudited)

Underlying Allocation Weights & Performance:

The current allocation remained roughly unchanged during the six months ending October 31, 2014. Figure 1 lists the long-term target asset allocation for the Funds as well as the allocation for Fund I and Fund II as of October 31, 2014.

Figure 1

	Fund I	Fund II
Target Asset Allocation	October 31, 2014 Allocation	October 31, 2014 Allocation

Holdings and allocations subject to change.

Semi-Annual Report | October 31, 2014	3

Redmont Funds	Shareholder Letter
October 31, 2014 (Unaudited)

IMPORTANT NOTES AND DISCLOSURES

The Funds’ investment objectives, risks, charges and expenses must be considered before investing. The prospectus contains this and other important information about the investment company, and may be obtained by calling 1-855-268-2242 or by visiting www.redmontfunds.com. Read it carefully before investing.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Highland Associates, Inc. nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

RISKS:

Each Fund is structured as a Fund-of-Funds. There are certain risks associated with the use of a fund-of-funds structure. These risks include, but are not limited to higher expenses, allocation risk, underlying manager and fund risk, and transparency risk. Investments such as sub-advisers and mutual funds which focus on alternative strategies are subject to increased risk and loss of principal and are not suitable for all investors.

Each Fund’s investments may subject each Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets and the prices of various commodities may fluctuate widely based on a variety of factors. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund. Additional risks of Commodity Futures-Linked Investments include liquidity risk and counterparty credit risk.

Another principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invest.

The Fund’s investments in non-U.S. issuers may be even more volatile and may present more risks than investments in U.S. issuers. The Fund is new and has a limited operating history. Equity investments in commodity-related companies may not move in the same direction and to the same extent as the underlying commodities.

This Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

i.	Source: Factset
ii.

The HFRX Global Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

iii.

The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

iv.

The Morningstar Multi-Alternative Universe is designed to represent the exposure to alternative investment tactics. Funds in this category have the majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

v.

Highland Associates, Inc. (the “Adviser”) has agreed, with respect to each share class of the Redmont Resolute Fund I, contractually to waive a portion of its Management Fee and/or reimburse Fund expenses in two ways. First, the Adviser will waive the portion of its 1.50% Management Fee and/or reimburse the Fund (or share class, as applicable) by an amount equal to any amount over the total of (i) 0.50% plus (ii) any sub-advisory fees paid by the Adviser (“Sub-Advisory Fees”). Second, and after the fee waiver and/or expense reimbursement described above has been applied, to the extent the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, Swap Fees and Expenses, Shareholder Services Fees, Acquired Fund Fees and Expenses, Sub-Advisory Fees, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.40% of the Fund’s average daily net assets, the Adviser has contractually agreed to also either reduce the fee payable by the amount of such excess, and/or to reimburse the Fund (or share class, as applicable) by the amount of such excess. This agreement is in effect through August 31, 2017. The Adviser will be permitted to recover expenses it has borne through the agreement to limit total annual expenses for each share class to 1.40% of the Fund’s average daily net assets, on a class-by-class basis, to the extent that the

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Redmont Funds	Shareholder Letter
October 31, 2014 (Unaudited)

Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. With respect to Redmont Resolute Fund II, the Adviser has agreed to waive Fund II’s Class I share portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with Fund II. The fee waivers and/or expense reimbursements for the Funds are in effect through August 31, 2017. The Adviser may not discontinue this agreement to waive fees and/or reimburse expenses without the approval by the Fund’s Board of Trustees.

vi.

ALPS Distributors, Inc. is the distributor for the Redmont Funds. R. Scott Graham and Michael T. Lytle are registered representatives of ALPS Distributors, Inc. CFA Institute Marks are trademarks owned by the CFA Institute.

Semi-Annual Report | October 31, 2014	5

Redmont Resolute Fund I	Performance Update
October 31, 2014 (Unaudited)

Performance (for the period ended October 31, 2014)

Redmont Resolute Fund I

Cumulative Total Return

(for the period ended October 31, 2014)	Year-to-Date	1 Year	Since Inception*
Class A (NAV)(a)	0.57%	1.75%	2.73%
Class I (NAV)	0.94%	2.21%	3.15%
HFRX Global Hedge Fund Index(b)	-0.16%	0.96%	3.51%
S&P 500® Total Return Index(c)	10.99%	17.27%	20.67%
Dow Jones U.S. Select Dividend Index(d)	12.61%	15.99%	18.29%

*	Fund inception date of 12/30/11.
(a)	Net Asset Value (NAV) is the share price without sales charges.
(b)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe, and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(d)

The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of $10,000 Initial Investment (for the period ended October 31, 2014)

Comparison of change in value of a $10,000 investment (includes applicable sales loads)

Top Ten Holdings* (for the period ended October 31, 2014)
As a percentage of Net Assets
PIMCO Short-Term Fund, Institutional Class	19.12%
Morgan Stanley Institutional Fund, Inc.- Multi-Asset Portfolio	10.10%
FPA Crescent Fund	8.93%
Diamond Hill Long-Short Fund, Class Y	7.76%
MainStay Marketfield Fund, Class I	5.62%
AQR Multi Strategy Alternative Fund, Class I	2.71%
AQR Risk Parity Fund, Class I	2.67%
SPDR® S&P 500® ETF Trust	2.04%
iShares® MSCI Japan ETF	1.72%
iShares® Europe ETF	1.53%
Top Ten Holdings	62.20%
* Holdings are subject to change. Table presents indicative values only.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	www.redmontfunds.com

Redmont Resolute Fund II	Performance Update
October 31, 2014 (Unaudited)

Performance (for the period ended October 31, 2014)

Redmont Resolute Fund II

Cumulative Total Return

(for the period ended October 31, 2014)	Year-to-Date	1 Year	Since Inception*
Class I (NAV)	1.89%	3.48%	5.34%
HFRX Global Hedge Fund Index(a)	-0.16%	0.96%	3.51%
S&P 500® Total Return Index(b)	10.99%	17.27%	20.67%
Dow Jones U.S. Select Dividend Index(c)	12.61%	15.99%	18.29%

*	Fund inception date of 12/30/11.
(a)

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and includes convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value strategies. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(b)

The S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction of fees, expenses or taxes. An investor may not invest directly in an index.

(c)

The Dow Jones U.S. Select Dividend Index represents the country’s top stocks by dividend yield, selected annually and subject to screening and buffering criteria. The index is not actively managed and does not reflect any deductions of fees, expenses or taxes. An investor may not invest directly in an index.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-855-268-2242.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of $10,000 Initial Investment (for the period ended October 31, 2014)

Comparison of change in value of a $10,000 investment

Top Ten Holdings* (for the period ended October 31, 2014)
As a percentage of Net Assets
PIMCO Short-Term Fund, Institutional Class	15.24%
FPA Crescent Fund	9.96%
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio	9.95%
Diamond Hill Long-Short Fund, Class Y	9.77%
MainStay Marketfield Fund, Class I	8.50%
AQR Risk Parity Fund, Class I	6.21%
AQR Multi Strategy Alternative Fund, Class I	6.10%
Nuveen Symphony	1.01%
MV EM Local Currency	0.46%
iShares® Emerging Markets Local Currency Bond ETF	0.18%
Top Ten Holdings	67.38%
* Holdings are subject to change. Table presents indicative values only.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | October 31, 2014	7

Redmont Funds	Disclosure of Fund Expenses
October 31, 2014 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads), redemption fees, wire fees and low balance fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, shareholder services fees and other Fund expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs” (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period of May 1, 2014 through October 31, 2014.

Actual Expenses The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as applicable sales charges (loads), redemption fees, wire fees and low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would be higher.

	BEGINNING	ENDING		EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	EXPENSE	DURING PERIOD
	05/01/14	10/31/14	RATIO(a)	05/01/14-10/31/14(b)
Redmont Resolute Fund I
Class A
Actual	$ 1,000.00	$ 1,005.70	2.03%	$ 10.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,014.97	2.03%	$ 10.31

Class I
Actual	$ 1,000.00	$ 1,008.40	1.63%	$ 8.25
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,016.99	1.63%	$ 8.29

Redmont Resolute Fund II
Class I
Actual	$ 1,000.00	$ 1,012.50	0.30%	$ 1.52
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.69	0.30%	$ 1.53

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

8	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

COMMON STOCKS (11.16%)
ADVERTISING (0.10%)
Alliance Data Systems Corp.(a)	4	$1,134
Omnicom Group, Inc.(b)	26	1,868

		3,002

AEROSPACE & DEFENSE (0.41%)
Cubic Corp.	24	1,158
General Dynamics Corp.	12	1,677
Lockheed Martin Corp.(b)	16	3,049
Northrop Grumman Corp.(b)	12	1,656
Raytheon Co.(b)	16	1,662
The Boeing Co.	7	874
Triumph Group, Inc.(b)	24	1,671
United Technologies Corp.(b)	11	1,177

		12,924

AGRICULTURE (0.09%)
Bunge, Ltd.	14	1,241
Lorillard, Inc.(b)	28	1,722

		2,963

AIRLINES (0.02%)
Delta Air Lines, Inc.	19	764

AUTO PARTS & EQUIPMENT (0.13%)
Lear Corp.(b)	24	2,220
Tenneco, Inc.(a)	38	1,990

		4,210

BANKS (1.11%)
Bank of America Corp.(b)	172	2,952
BB&T Corp.(b)	64	2,424
Capital One Financial Corp.(b)	39	3,228
Citigroup, Inc.(b)	66	3,533
Comerica, Inc.	11	525
Fifth Third Bancorp(b)	159	3,179
Huntington Bancshares, Inc.(b)	188	1,863
JPMorgan Chase & Co.(b)	52	3,145
Morgan Stanley	21	734
Regions Financial Corp.(b)	219	2,175
State Street Corp.(b)	33	2,490
SunTrust Banks, Inc.(b)	23	900
The Goldman Sachs Group, Inc.(b)	12	2,280
The PNC Financial Services Group, Inc.(b)	23	1,987
Wells Fargo & Co.(b)	59	3,132

		34,547

BEVERAGES (0.03%)
Constellation Brands, Inc., Class A(a)	11	1,007

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	9

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

BIOTECHNOLOGY (0.14%)
Amgen, Inc.(b)	23	$3,730
Celgene Corp.(a)	6	643

		4,373

BUILDING MATERIALS (0.05%)
Masco Corp.	71	1,567

CHEMICALS (0.07%)
Huntsman Corp.(b)	92	2,245

COAL (0.03%)
Cloud Peak Energy, Inc.(a)	88	1,053

COMMERCIAL SERVICES (0.58%)
Apollo Education Group, Inc.(a)	36	1,032
Equifax, Inc.	25	1,893
EVERTEC, Inc.	68	1,544
FTI Consulting, Inc.(a)(b)	19	767
Global Payments, Inc.	18	1,449
H&R Block, Inc.	60	1,939
Manpowergroup, Inc.(b)	26	1,735
Moody’s Corp.(b)	18	1,786
Robert Half International, Inc.(b)	36	1,972
Total System Services, Inc.	48	1,622
Towers Watson & Co., Class A(b)	20	2,206

		17,945

COMPUTERS (0.61%)
Amdocs, Ltd.(b)	36	1,711
Apple, Inc.(b)	28	3,024
Brocade Communications Systems, Inc.	295	3,165
EMC Corp.(b)	104	2,988
NetApp, Inc.(b)	55	2,354
Seagate Technology PLC(b)	41	2,576
Western Digital Corp.(b)	32	3,148

		18,966

DISTRIBUTION & WHOLESALE (0.08%)
Arrow Electronics, Inc.(a)(b)	44	2,502
WESCO International, Inc.(a)	1	82

		2,584

DIVERSIFIED FINANCIAL SERVICES (0.31%)
Discover Financial Services(b)	46	2,934
Navient Corp.	60	1,187
Outerwall, Inc.(a)	15	949
Raymond James Financial, Inc.(b)	21	1,179
SLM Corp.	69	659
TD Ameritrade Holding Corp.(b)	40	1,349

See Notes to Financial Statements.

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Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

DIVERSIFIED FINANCIAL SERVICES (0.31%) (continued)
The Charles Schwab Corp.(b)	45	$1,290

		9,547

ELECTRICAL COMPONENTS & EQUIPMENT (0.03%)
Emerson Electric Co.	13	833

ELECTRONICS (0.35%)
Avnet, Inc.(b)	50	2,162
Flextronics International, Ltd.(a)(b)	283	3,034
Honeywell International, Inc.(b)	14	1,346
Jabil Circuit, Inc.	116	2,430
TE Connectivity, Ltd.	32	1,956

		10,928

ENGINEERING & CONSTRUCTION (0.06%)
Fluor Corp.	27	1,791

ENTERTAINMENT (0.04%)
Six Flags Entertainment Corp.	30	1,209

FOOD (0.08%)
Tyson Foods, Inc., Class A	61	2,461

FOREST PRODUCTS & PAPER (0.05%)
International Paper Co.(b)	33	1,670

HAND & MACHINE TOOLS (0.02%)
Stanley Black & Decker, Inc.	7	655

HEALTHCARE - PRODUCTS (0.28%)
Baxter International, Inc.	8	561
Boston Scientific Corp.(a)	78	1,036
Covidien PLC	8	739
Medtronic, Inc.(b)	52	3,544
Stryker Corp.	7	613
Zimmer Holdings, Inc.	20	2,225

		8,718

HEALTHCARE - SERVICES (0.26%)
DaVita HealthCare Partners, Inc.(a)(b)	23	1,796
ICON PLC(a)	25	1,315
Laboratory Corp. of America Holdings(a)	18	1,967
Select Medical Holdings Corp.	76	1,096
Universal Health Services, Inc., Class B(b)	20	2,074

		8,248

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	11

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

HOUSEWARES (0.17%)
Avery Dennison Corp.(b)	64	$2,998
Newell Rubbermaid, Inc.(b)	68	2,267

		5,265

INSURANCE (0.74%)
ACE, Ltd.(b)	20	2,186
Alleghany Corp.(a)	4	1,777
Berkshire Hathaway, Inc., Class B(a)(b)	16	2,242
Endurance Specialty Holdings, Ltd.	27	1,565
MetLife, Inc.(b)	24	1,302
Prudential Financial, Inc.	15	1,328
Reinsurance Group of America, Inc.(b)	15	1,264
The Allstate Corp.(b)	36	2,334
The Travelers Companies, Inc.(b)	21	2,117
Torchmark Corp.(b)	24	1,271
Validus Holdings, Ltd.(b)	46	1,830
WR Berkley Corp.	40	2,062
XL Group PLC	52	1,762

		23,040

INTERNET (0.33%)
Baidu, Inc., Sponsored ADR(a)	4	955
CDW Corp.	51	1,573
eBay, Inc.(a)	29	1,522
Expedia, Inc.	20	1,699
Google, Inc., Class A(a)	2	1,136
Google, Inc., Class C(a)	1	559
NetEase, Inc., ADR	12	1,137
Yahoo!, Inc.(a)	34	1,566

		10,147

MACHINERY - DIVERSIFIED (0.03%)
Flowserve Corp.	15	1,020

MEDIA (0.60%)
CBS Corp., Class B(b)	31	1,681
Comcast Corp., Class A(b)	55	3,044
Liberty Global PLC, Class A(a)	9	409
Liberty Global PLC, Class C(a)	82	3,647
Liberty Media Corp., Class A(a)(b)	10	480
Liberty Media Corp., Class C(a)(b)	20	959
News Corp., Class A(a)(b)	117	1,811
Phoenix New Media, Ltd., ADR(a)	54	554
Time Warner Cable, Inc.	6	883
Time Warner, Inc.(b)	26	2,066
Time, Inc.(b)	3	68
Tribune Media Co., Class A(a)	22	1,474
Viacom, Inc., Class B(b)	23	1,672

		18,748

See Notes to Financial Statements.

12	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

METAL FABRICATE & HARDWARE (0.06%)
Global Brass & Copper Holdings, Inc.	76	$1,064
The Timken Co.	21	903

		1,967

MINING (0.04%)
Barrick Gold Corp.	93	1,104

MISCELLANEOUS MANUFACTURING (0.31%)
Carlisle Companies, Inc.(b)	16	1,422
Crane Co.(b)	38	2,369
Danaher Corp.(b)	36	2,895
Parker-Hannifin Corp.(b)	10	1,270
Textron, Inc.	43	1,786

		9,742

OIL & GAS (1.18%)
Canadian Natural Resources, Ltd.(b)	65	2,267
Diamondback Energy, Inc.(a)(b)	38	2,601
Energen Corp.	31	2,099
EOG Resources, Inc.(b)	34	3,232
EQT Corp.	27	2,539
Exxon Mobil Corp.(b)	45	4,352
Kosmos Energy, Ltd.(a)	98	914
Marathon Petroleum Corp.	22	2,000
Occidental Petroleum Corp.	23	2,045
Pacific Drilling SA(a)	148	1,077
Parsley Energy, Inc., Class A(a)(b)	157	2,664
Phillips 66(b)	40	3,140
Precision Drilling Corp.	149	1,240
QEP Resources, Inc.	78	1,955
Rice Energy, Inc.(a)(b)	102	2,696
Valero Energy Corp.	23	1,152
Western Refining, Inc.	20	912

		36,885

OIL & GAS SERVICES (0.09%)
Halliburton Co.	7	386
Schlumberger, Ltd.(b)	24	2,368

		2,754

PACKAGING & CONTAINERS (0.38%)
Berry Plastics Group, Inc.(a)	92	2,394
Crown Holdings, Inc.(a)(b)	59	2,828
Graphic Packaging Holding Co.(a)(b)	201	2,438
Owens-Illinois, Inc.(a)	48	1,237
Packaging Corp. of America	39	2,811

		11,708

PHARMACEUTICALS (0.72%)
Cardinal Health, Inc.(b)	27	2,119
Express Scripts Holding Co.(a)(b)	31	2,382

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	13

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

PHARMACEUTICALS (0.72%) (continued)
Johnson & Johnson	15	$1,617
McKesson Corp.(b)	10	2,034
Novartis AG, Sponsored ADR	26	2,410
Omnicare, Inc.(b)	31	2,064
Pfizer, Inc.(b)	124	3,714
Sanofi, ADR(b)	33	1,526
Shire PLC, ADR	3	599
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	71	4,009

		22,474

REAL ESTATE INVESTMENT TRUSTS (0.11%)
American Capital Agency Corp.	32	728
American Homes 4 Rent, Class A	40	701
American Residential Properties, Inc.(a)	32	608
Boston Properties, Inc.	5	634
Equity Residential(b)	9	626

		3,297

RETAIL (0.42%)
CVS Health Corp.(b)	27	2,317
Macy’s, Inc.(b)	31	1,792
Rite Aid Corp.(a)(b)	383	2,011
Sally Beauty Holdings, Inc.(a)	45	1,319
The Gap, Inc.	45	1,705
The Home Depot, Inc.(b)	22	2,146
Wal-Mart Stores, Inc.	23	1,754

		13,044

SAVINGS & LOANS (0.03%)
Investors Bancorp, Inc.	94	1,010

SEMICONDUCTORS (0.36%)
Avago Technologies, Ltd.	26	2,243
NXP Semiconductor NV(a)	34	2,334
ON Semiconductor Corp.(a)(b)	212	1,757
QUALCOMM, Inc.(b)	19	1,492
Texas Instruments, Inc.(b)	42	2,086
TriQuint Semiconductor, Inc.(a)	68	1,471

		11,383

SHIPBUILDING (0.06%)
Huntington Ingalls Industries, Inc.(b)	18	1,905

SOFTWARE (0.40%)
Activision Blizzard, Inc.(b)	116	2,314
CA, Inc.	31	901
Electronic Arts, Inc.(a)	28	1,147
Fidelity National Information Services, Inc.	30	1,752
Microsoft Corp.(b)	76	3,568

See Notes to Financial Statements.

14	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

SOFTWARE (0.40%) (continued)
Oracle Corp.(b)	70	$2,734

		12,416

TELECOMMUNICATIONS (0.20%)
Cisco Systems, Inc.(b)	67	1,639
Harris Corp.	16	1,114
Motorola Solutions, Inc.(b)	31	2,000
Verizon Communications, Inc.	28	1,407

		6,160

TOTAL COMMON STOCKS (Cost $296,758)		348,279

EXCHANGE TRADED FUNDS (9.34%)
iShares® Emerging Markets Local Currency Bond ETF	429	20,828
iShares® Europe ETF	1,081	47,661
iShares® iBoxx $ Investment Grade Corporate Bond ETF	84	10,025
iShares® MSCI Emerging Markets ETF	302	12,729
iShares® MSCI Japan ETF	4,446	53,619
iShares® MSCI Mexico Capped ETF	143	9,788
iShares® MSCI United Kingdom ETF	824	15,664
iShares® Russell 2000 ETF	154	17,950
PowerShares® Senior Loan Portfolio	1,336	32,572
SPDR® S&P 500® ETF Trust	315	63,523
Vanguard Total International Bond ETF	135	7,070

		291,429

TOTAL EXCHANGE TRADED FUNDS (Cost $279,506)		291,429

EXCHANGE TRADED NOTES (0.40%)
PowerShares® DB Italian Treasury Bond Futures ETN	415	12,384

TOTAL EXCHANGE TRADED NOTES (Cost $12,412)		12,384

LIMITED PARTNERSHIPS (0.02%)
CHEMICALS (0.01%)
CVR Partners LP	28	341

OIL & GAS (0.01%)
Viper Energy Partners LP(a)	11	223

TOTAL LIMITED PARTNERSHIPS (Cost $864)		564

OPEN-END MUTUAL FUNDS (56.90%)
AQR Multi Strategy Alternative Fund, Class I	8,488	84,460
AQR Risk Parity Fund, Class I	7,061	83,178

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	15

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

OPEN-END MUTUAL FUNDS (56.90%) (continued)
Diamond Hill Long-Short Fund, Class Y	10,210	$242,086
FPA Crescent Fund	8,141	278,601
MainStay Marketfield Fund, Class I	10,533	175,272
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I	26,560	315,266
PIMCO Short-Term Fund, Institutional Class	60,186	596,446

		1,775,309

TOTAL OPEN-END MUTUAL FUNDS (Cost $1,639,973)		1,775,309

	Principal Amount/	Value
	Shares	(Note 2)

SHORT TERM INVESTMENTS (3.36%)
MONEY MARKET FUND (3.30%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.021%	102,957	102,957

U.S. TREASURY BILLS (0.06%)
0.000%(d) , 12/18/2014(c)	2,000	2,000

TOTAL SHORT TERM INVESTMENTS (Cost $104,957)		104,957

TOTAL INVESTMENTS (81.18%) (Cost $2,334,470)		$2,532,922

SEGREGATED CASH WITH BROKERS (22.87%)(e)		713,595

SECURITIES SOLD SHORT (-5.21%)
(Proceeds $153,495)		(162,469)

OTHER ASSETS IN EXCESS OF LIABILITIES (1.16%)		35,929

NET ASSETS (100.00%)		$3,119,977

SCHEDULE OF SECURITIES SOLD SHORT

		Value
	Shares	(Note 2)

COMMON STOCKS (-5.10%)
APPAREL (-0.07%)
Deckers Outdoor Corp.	(12)	(1,049)
Under Armour, Inc., Class A	(17)	(1,115)

		(2,164)

AUTO PARTS & EQUIPMENT (-0.05%)
Autoliv, Inc.	(16)	(1,468)

BANKS (-0.40%)
BancorpSouth, Inc.	(39)	(898)
Community Bank System, Inc.	(30)	(1,144)
CVB Financial Corp.	(50)	(789)
First Financial Bankshares, Inc.	(42)	(1,335)
HDFC Bank, Ltd., ADR	(20)	(1,049)

See Notes to Financial Statements.

16	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

BANKS (-0.40%) (continued)
Home BancShares, Inc.	(27)	$(862)
Northern Trust Corp.	(15)	(994)
Trustmark Corp.	(41)	(998)
UMB Financial Corp.	(14)	(834)
United Bankshares, Inc.	(41)	(1,405)
Valley National Bancorp	(82)	(818)
Westamerica Bancorporation	(31)	(1,530)

		(12,656)

BEVERAGES (-0.03%)
Keurig Green Mountain, Inc.	(7)	(1,062)

BIOTECHNOLOGY (-0.06%)
Biogen Idec, Inc.	(4)	(1,284)
Puma Biotechnology, Inc.	(3)	(752)

		(2,036)

BUILDING MATERIALS (-0.07%)
Trex Co., Inc.	(29)	(1,247)
Vulcan Materials Co.	(16)	(987)

		(2,234)

CHEMICALS (-0.12%)
Air Products & Chemicals, Inc.	(8)	(1,077)
EI du Pont de Nemours & Co.	(22)	(1,521)
Intrepid Potash, Inc.	(83)	(1,117)

		(3,715)

COAL (-0.05%)
CONSOL Energy, Inc.	(40)	(1,472)

COMMERCIAL SERVICES (-0.14%)
The ADT Corp.	(40)	(1,434)
Monro Muffler Brake, Inc.	(29)	(1,550)
Ritchie Bros. Auctioneers, Inc.	(55)	(1,341)

		(4,325)

COMPUTERS (-0.24%)
3D Systems Corp.	(24)	(907)
IHS, Inc., Class A	(7)	(917)
Infosys, Ltd., Sponsored ADR	(27)	(1,805)
VeriFone Systems, Inc.	(62)	(2,310)
Wipro, Ltd., ADR	(122)	(1,489)

		(7,428)

COSMETICS & PERSONAL CARE (-0.04%)
Colgate-Palmolive Co.	(18)	(1,204)

DISTRIBUTION & WHOLESALE (-0.12%)
Fastenal Co.	(41)	(1,806)
WW Grainger, Inc.	(8)	(1,974)

		(3,780)

DIVERSIFIED FINANCIAL SERVICES (-0.10%)
Eaton Vance Corp.	(27)	(995)
Financial Engines, Inc.	(22)	(877)
Greenhill & Co., Inc.	(21)	(945)
LPL Financial Holdings, Inc.	(8)	(331)

		(3,148)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	17

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

ELECTRIC (-0.01%)
Ormat Technologies, Inc.	(13)	$(376)

ELECTRONICS (-0.19%)
Itron, Inc.	(41)	(1,596)
LG Display Co., Ltd., ADR	(94)	(1,412)
National Instruments Corp.	(57)	(1,806)
Trimble Navigation, Ltd.	(40)	(1,074)

		(5,888)

ENTERTAINMENT (-0.10%)
DreamWorks Animation SKG, Inc., Class A	(56)	(1,248)
Gaming and Leisure Properties, Inc., REIT	(61)	(1,906)

		(3,154)

FOOD (-0.32%)
Campbell Soup Co.	(34)	(1,502)
Flowers Foods, Inc.	(63)	(1,197)
The Hain Celestial Group, Inc.	(15)	(1,624)
McCormick & Co., Inc.	(19)	(1,344)
Mondelez International, Inc., Class A	(35)	(1,234)
Snyder’s-Lance, Inc.	(35)	(1,043)
Sprouts Farmers Market, Inc.	(39)	(1,135)
United Natural Foods, Inc.	(15)	(1,020)

		(10,099)

FOREST PRODUCTS & PAPER (-0.02%)
Wausau Paper Corp.	(50)	(494)

HAND & MACHINE TOOLS (-0.01%)
Kennametal, Inc.	(8)	(309)

HEALTHCARE - PRODUCTS (-0.10%)
Insulet Corp.	(17)	(734)
ResMed, Inc.	(30)	(1,567)
Sirona Dental Systems, Inc.	(11)	(864)

		(3,165)

HEALTHCARE - SERVICES (-0.03%)
Health Net, Inc.	(22)	(1,045)

HOUSEWARES (-0.13%)
The Clorox Co.	(16)	(1,592)
The Scotts Miracle-Gro Co., Class A	(22)	(1,304)
Tumi Holdings, Inc.	(51)	(1,059)

		(3,955)

INTERNET (-0.15%)
Cogent Communications Holdings, Inc.	(27)	(916)
Equinix, Inc.	(7)	(1,462)
Internap Network Services Corp.	(82)	(657)
Netflix, Inc.	(2)	(786)
Shutterstock, Inc.	(4)	(311)
Twitter, Inc.	(12)	(498)

		(4,630)

METAL FABRICATE & HARDWARE (-0.02%)
Sun Hydraulics Corp.	(17)	(677)

See Notes to Financial Statements.

18	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

MINING (-0.02%)
Teck Resources, Ltd., Class B	(40)	$(631)

MISCELLANEOUS MANUFACTURING (-0.12%)
Polypore International, Inc.	(19)	(834)
Proto Labs, Inc.	(26)	(1,700)
Raven Industries, Inc.	(20)	(507)
Trinity Industries, Inc.	(17)	(607)

		(3,648)

OIL & GAS (-0.40%)
Atwood Oceanics, Inc.	(30)	(1,219)
Cabot Oil & Gas Corp.	(25)	(778)
Carrizo Oil & Gas, Inc.	(16)	(831)
Concho Resources, Inc.	(7)	(763)
ConocoPhillips	(24)	(1,732)
Continental Resources, Inc.	(29)	(1,635)
Denbury Resources, Inc.	(91)	(1,128)
Goodrich Petroleum Corp.	(37)	(305)
Helmerich & Payne, Inc.	(10)	(868)
HollyFrontier Corp.	(27)	(1,225)
Matador Resources Co.	(59)	(1,432)
Oasis Petroleum, Inc.	(8)	(240)
Rex Energy Corp.	(44)	(345)

		(12,501)

OIL & GAS SERVICES (-0.11%)
National Oilwell Varco, Inc.	(19)	(1,380)
NOW, Inc.	(46)	(1,383)
Weatherford International PLC	(36)	(591)

		(3,354)

PACKAGING & CONTAINERS (-0.02%)
Bemis Co., Inc.	(20)	(769)

PHARMACEUTICALS (-0.05%)
GW Pharmaceuticals PLC, ADR	(9)	(664)
Pharmacyclics, Inc.	(6)	(784)

		(1,448)

REAL ESTATE INVESTMENT TRUSTS (-0.36%)
HCP, Inc.	(51)	(2,242)
Health Care REIT, Inc.	(33)	(2,347)
Iron Mountain, Inc.	(10)	(361)
Omega Healthcare Investors, Inc.	(55)	(2,099)
Plum Creek Timber Co., Inc.	(21)	(861)
Realty Income Corp.	(45)	(2,071)
Rouse Properties, Inc.	(75)	(1,366)

		(11,347)

RETAIL (-0.40%)
AutoNation, Inc.	(18)	(1,031)
Bob Evans Farms, Inc.	(31)	(1,514)
Cabela’s, Inc.	(16)	(768)
CarMax, Inc.	(27)	(1,510)
The Cheesecake Factory, Inc.	(32)	(1,470)
Krispy Kreme Doughnuts, Inc.	(79)	(1,495)
L Brands, Inc.	(17)	(1,226)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	19

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

RETAIL (-0.40%) (continued)
Texas Roadhouse, Inc.	(41)	$(1,184)
Vitamin Shoppe, Inc.	(25)	(1,173)
The Wendy’s Co.	(147)	(1,179)

		(12,550)

SAVINGS & LOANS (-0.07%)
Astoria Financial Corp.	(73)	(960)
New York Community Bancorp, Inc.	(69)	(1,100)

		(2,060)

SEMICONDUCTORS (-0.08%)
Cirrus Logic, Inc.	(22)	(424)
International Rectifier Corp.	(53)	(2,108)

		(2,532)

SOFTWARE (-0.49%)
Acxiom Corp.	(46)	(867)
Aspen Technology, Inc.	(19)	(702)
athenahealth, Inc.	(7)	(857)
Blackbaud, Inc.	(57)	(2,537)
NetSuite, Inc.	(14)	(1,521)
Rackspace Hosting, Inc.	(31)	(1,189)
Red Hat, Inc.	(22)	(1,296)
salesforce.com, Inc.	(32)	(2,048)
Synchronoss Technologies, Inc.	(27)	(1,395)
Tyler Technologies, Inc.	(12)	(1,343)
The Ultimate Software Group, Inc.	(8)	(1,204)
VMware, Inc., Class A	(3)	(251)

		(15,210)

STORAGE & WAREHOUSING (-0.03%)
Mobile Mini, Inc.	(20)	(877)

TELECOMMUNICATIONS (-0.22%)
America Movil SAB de CV, Sponsored ADR, Class L	(33)	(806)
Arista Networks, Inc.	(7)	(569)
CenturyLink, Inc.	(12)	(498)
Finisar Corp.	(42)	(702)
Frontier Communications Corp.	(134)	(876)
Level 3 Communications, Inc.	(19)	(891)
Sprint Corp.	(137)	(812)
Telefonica SA, Sponsored ADR	(66)	(989)
ViaSat, Inc.	(14)	(877)

		(7,020)

TOYS, GAMES & HOBBIES (-0.04%)
Mattel, Inc.	(36)	(1,118)

TRANSPORTATION (-0.12%)
Heartland Express, Inc.	(34)	(855)
JB Hunt Transport Services, Inc.	(13)	(1,037)
Kansas City Southern	(7)	(859)

See Notes to Financial Statements.

20	www.redmontfunds.com

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

TRANSPORTATION (-0.12%) (continued)
Ryder System, Inc.	(10)	$(885)

		(3,636)

TOTAL COMMON STOCKS (Proceeds $149,901)		(159,185)

EXCHANGE TRADED FUNDS (-0.06%)
United States Oil Fund LP	(63)	(1,930)

TOTAL EXCHANGE TRADED FUNDS (-0.06%) (Proceeds $2,207)		(1,930)

LIMITED PARTNERSHIPS (-0.04%)
OIL & GAS (0.00%)(a)
Seadrill Partners LLC	(1)	(25)

PIPELINES (-0.04%)
EQT Midstream Partners LP	(15)	(1,329)

TOTAL LIMITED PARTNERSHIPS (Proceeds $1,387)		(1,354)

TOTAL SECURITIES SOLD SHORT (Proceeds $153,495)		$(162,469)

(a)	Non-income producing security.
(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short. Aggregate total market value of $152,534.
(c)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(d)	Less than 0.0005%.
(e)	Includes cash which is being held as collateral for securities sold short and total return swap contracts.
(f)	Less than (0.005)%.

FUTURES CONTRACTS

At October 31, 2014, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Domestic Currency Contracts
U.S. Dollar Index Future	Long	1	12/16/2014	$87,016	$1,333

				$87,016	$1,333

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	21

Redmont Resolute Fund I	Schedule of Investments
October 31, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS*

				Termination
Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Date	Unrealized Appreciation

Morgan Stanley	Loeb King Multi Segregated Portfolio	$ 441,637	1-Month LIBOR BBA	09/02/2015	$ 1,678
Morgan Stanley	Melchior Segregated Portfolio	293,513	1-Month LIBOR BBA	03/20/2019	1,860
Morgan Stanley	Trilogy Segregated Portfolio	450,077	1-Month LIBOR BBA	09/02/2015	4,334

		$ 1,185,227			$ 7,872

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AQR - AQR Capital Management LLC.

BBA - British Bankers Association.

DB - Deutsche Bank AG.

ETF - Exchange Traded Fund.

ETN - Exchange Traded Note.

FPA - First Pacific Advisors LLC.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PIMCO - Pacific Investment Management Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SPDR - Standard & Poor’s Depositary Receipt.

See Notes to Financial Statements.

22	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

COMMON STOCKS (13.99%)
ADVERTISING (0.08%)
Alliance Data Systems Corp.(a)	574	$162,643
Omnicom Group, Inc.(b)	4,919	353,479
The Interpublic Group of Companies, Inc.	296	5,740

		521,862

AEROSPACE & DEFENSE (0.43%)
Airbus Group NV	533	31,793
BAE Systems PLC	18,729	137,429
Cubic Corp.	3,953	190,693
General Dynamics Corp.	1,976	276,166
Lockheed Martin Corp.(b)	3,265	622,211
Northrop Grumman Corp.(b)	2,636	363,663
Raytheon Co.(b)	2,957	307,173
Safran SA	2,251	142,452
The Boeing Co.(b)	2,346	293,039
Triumph Group, Inc.(b)	3,828	266,544
United Technologies Corp.(b)	1,972	211,004

		2,842,167

AGRICULTURE (0.14%)
Altria Group, Inc.	3,963	191,571
Archer-Daniels-Midland Co.	1,359	63,873
British American Tobacco PLC	465	26,385
Bunge, Ltd.	2,312	204,959
Japan Tobacco, Inc.	1,100	36,880
Lorillard, Inc.(b)	5,991	368,447
Reynolds American, Inc.	299	18,810

		910,925

AIRLINES (0.04%)
All Nippon Airways	47,000	107,704
Delta Air Lines, Inc.	3,228	129,862
easyJet PLC	961	23,060
Japan Airlines Co., Ltd.	300	7,980

		268,606

APPAREL (0.02%)
Burberry Group PLC	5,538	135,633
Michael Kors Holdings, Ltd.(a)	206	16,189

		151,822

AUTO MANUFACTURERS (0.24%)
Bayerische Motoren Werke AG	1,536	164,227
Daihatsu Motors Co.	7,000	97,592
Daimler AG	2,152	167,281
Fiat Chrysler Auto NV	3,856	43,030
Fuji Heavy Industries, Ltd.	5,100	163,409
Hino Motors, Ltd.	7,900	111,546
Honda Motor Co., Ltd.	3,100	96,015
Isuzu Motors, Ltd.	8,000	101,990
Suzuki Motor Corp.	4,500	146,367

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	23

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

AUTO MANUFACTURERS (0.24%) (continued)
Toyota Motor Corp.	8,300	$480,155

		1,571,612

AUTO PARTS & EQUIPMENT (0.18%)
Aisin Seiki Co., Ltd.	3,100	100,735
Bridgestone Corp.	5,300	172,294
Continental AG	495	97,171
Delphi Automotive PLC	1,132	78,085
GKN PLC	2,594	13,196
Lear Corp.(b)	3,958	366,115
Tenneco, Inc.(a)	6,263	327,931

		1,155,527

BANKS (1.35%)
Banco de Sabadell SA	15,768	45,447
Banco Santander SA	29,039	255,750
Bank of America Corp.(b)	39,860	683,998
BB&T Corp.(b)	10,410	394,331
BNP Paribas SA	3,236	203,327
Capital One Financial Corp.(b)	7,324	606,207
Citigroup, Inc.(b)	10,724	574,056
Comerica, Inc.	2,065	98,583
Credit Agricole SA	6,734	99,534
Danske Bank A/S	5,237	143,633
Fifth Third Bancorp(b)	30,706	613,813
Hokuhoku Financial	45,000	88,938
HSBC Holdings PLC	14,926	152,694
Huntington Bancshares, Inc.(b)	30,578	303,028
Intesa Sanpaolo SpA	46,137	117,599
JPMorgan Chase & Co.(b)	9,198	556,295
KBC Groep NV	2,494	133,609
KeyCorp	4,355	57,486
Mitsubishi UFJ Financial Group, Inc.	28,900	162,658
Mizuho Financial Group, Inc.	29,900	53,238
Morgan Stanley	3,483	121,731
Natixis SA	18,359	126,329
Regions Financial Corp.(b)	45,808	454,873
State Street Corp.(b)	5,318	401,296
Sumitomo Mitsui Financial Group, Inc.	3,100	121,420
Sumitomo Mitsui Trust Holdings, Inc.	36,000	142,301
SunTrust Banks, Inc.(b)	7,762	303,805
Swedbank AB, Class A	5,733	151,629
The Bank of Yokohama, Ltd.	22,000	124,822
The Goldman Sachs Group, Inc.(b)	2,031	385,870
The Hachijuni Bank, Ltd.	18,000	108,008
The PNC Financial Services Group, Inc.(b)	3,799	328,196
U.S. Bancorp	854	36,380
Wells Fargo & Co.(b)	13,941	740,128

		8,891,012

BEVERAGES (0.13%)
Carlsberg A/S, Class B	1,424	125,390

See Notes to Financial Statements.

24	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

BEVERAGES (0.13%) (continued)
Constellation Brands, Inc., Class A(a)(b)	1,731	$158,456
Dr Pepper Snapple Group, Inc.	233	16,135
Heineken Holding NV	1,903	123,267
Heineken NV	1,895	141,510
Kirin Holdings Co., Ltd.	10,400	132,216
PepsiCo, Inc.	1,578	151,756

		848,730

BIOTECHNOLOGY (0.15%)
Alexion Pharmaceuticals, Inc.(a)	336	64,297
Amgen, Inc.	3,688	598,120
Biogen Idec, Inc.(a)	158	50,731
Celgene Corp.(a)	949	101,628
Gilead Sciences, Inc.(a)	1,155	129,360
Vertex Pharmaceuticals, Inc.(a)	315	35,482

		979,618

BUILDING MATERIALS (0.07%)
Daikin Industries, Ltd.	2,400	145,592
Geberit AG	134	45,653
Masco Corp.	11,544	254,776
Taiheiyo Cement Corp.	11,000	39,564

		485,585

CHEMICALS (0.22%)
Akzo Nobel NV	2,059	136,778
Arkema SA	1,325	81,726
Asahi Kasei Corp.	17,000	136,499
BASF SE	813	71,561
Daicel Corp.	1,000	11,360
EI du Pont de Nemours & Co.	48	3,319
Huntsman Corp.(b)	14,964	365,122
Kuraray Co., Ltd.	3,300	37,546
Lonza Group AG	1,032	113,588
LyondellBasell Industries NV, Class A	1,604	146,975
Mitsubishi Chemical Holdings Corp.	9,600	46,613
Nitto Denko Corp.	2,000	105,996
PPG Industries, Inc.	571	116,307
The Dow Chemical Co.	814	40,212

		1,413,602

COAL (0.03%)
Cloud Peak Energy, Inc.(a)	14,332	171,554

COMMERCIAL SERVICES (0.53%)
Adecco SA	1,960	132,514
Apollo Education Group, Inc.(a)	5,868	168,177
Babcock International Group PLC	5,261	92,155
Benesse Holdings	2,200	68,453
Dai Nippon Printing	11,000	105,960
Equifax, Inc.(b)	4,124	312,352

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	25

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

COMMERCIAL SERVICES (0.53%) (continued)
EVERTEC, Inc.	11,114	$252,288
FTI Consulting, Inc.(a)(b)	3,097	125,057
Global Payments, Inc.	2,959	238,199
H&R Block, Inc.	9,762	315,410
Manpowergroup, Inc.(b)	4,263	284,555
MasterCard, Inc., Class A	1,624	136,010
McGraw Hill Financial, Inc.	165	14,929
Moody’s Corp.(b)	2,964	294,118
Robert Half International, Inc.(b)	5,927	324,681
The ADT Corp.	384	13,763
Total System Services, Inc.	7,871	265,961
Towers Watson & Co., Class A	3,183	351,053

		3,495,635

COMPUTERS (0.64%)
Accenture PLC, Class A	201	16,305
Amdocs, Ltd.(b)	5,803	275,875
Apple, Inc.	10,400	1,123,200
AtoS	299	20,642
Brocade Communications Systems, Inc.(b)	47,967	514,686
Cognizant Technology Solutions Corp., Class A(a)	1,218	59,499
Computer Sciences Corp.	630	38,052
EMC Corp.(b)	17,044	489,674
Fujitsu, Ltd.	22,000	130,129
Hewlett-Packard Co.	3,937	141,260
International Business Machines Corp.	17	2,795
Itochu Techno-Solutions Corp.	1,000	39,350
NetApp, Inc.(b)	10,028	429,198
Seagate Technology PLC	6,623	416,123
Western Digital Corp.(b)	5,297	521,066

		4,217,854

CONSUMER DISCRETIONARY (0.01%)
Publicis Groupe SA	704	48,760

COSMETICS & PERSONAL CARE (0.04%)
Avon Products, Inc.	1,116	11,606
Kao Corp.	4,300	164,784
The Procter & Gamble Co.	922	80,463

		256,853

DISTRIBUTION & WHOLESALE (0.12%)
Arrow Electronics, Inc.(a)(b)	7,161	407,175
Genuine Parts Co.	763	74,072
ITOCHU Corp.	13,600	161,820
Marubeni Corp.	3,600	22,691
Mitsubishi Corp.	300	5,778
Sumitomo Corp.	7,100	74,334
WESCO International, Inc.(a)	157	12,939

		758,809

See Notes to Financial Statements.

26	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

DIVERSIFIED FINANCIAL SERVICES (0.40%)
Aberdeen Asset Management PLC	18,445	$128,058
Affiliated Managers Group, Inc.(a)	347	69,327
Ameriprise Financial, Inc.	747	94,249
BlackRock, Inc.	140	47,755
CME Group, Inc.	1,078	90,347
Daiwa Securities Group, Inc.	18,000	137,975
Discover Financial Services(b)	7,437	474,332
Franklin Resources, Inc.	715	39,761
Japan Exchange Group, Inc.	1,000	23,913
Legg Mason, Inc.	439	22,828
Mitsubishi UFJ Lease	800	4,088
Navient Corp.	9,795	193,745
ORIX Corp.	12,000	161,157
Outerwall, Inc.(a)	2,493	157,732
Partners Group Holding AG	467	124,134
Raymond James Financial, Inc.(b)	3,453	193,817
SLM Corp.	11,292	107,839
TD Ameritrade Holding Corp.(b)	6,546	220,862
The Charles Schwab Corp.(b)	7,300	209,291
Visa, Inc., Class A	617	148,962

		2,650,172

ELECTRIC (0.13%)
AES Corp.	2,686	37,792
Ameren Corp.	2,712	114,826
Chubu Electric Power(a)	10,900	128,238
Chugoku Electric	7,900	102,262
Duke Energy Corp.	650	53,398
E.ON SE	9,229	158,792
Enel SpA	3,882	19,800
Entergy Corp.	236	19,829
Exelon Corp.	1,002	36,663
Hokuriku Electric	300	3,974
Iberdrola SA	23,914	169,048
Wisconsin Energy Corp.	502	24,929

		869,551

ELECTRICAL COMPONENTS & EQUIPMENT (0.04%)
Emerson Electric Co.	3,130	200,508
Hitachi, Ltd.	5,000	38,242

		238,750

ELECTRONICS (0.36%)
Agilent Technologies, Inc.	917	50,692
Avnet, Inc.(b)	8,095	350,109
Flextronics International, Ltd.(a)(b)	46,067	493,838
Hirose Elect Co., Ltd.	900	108,248
Honeywell International, Inc.(b)	3,511	337,477
Jabil Circuit, Inc.(b)	18,922	396,416
Kyocera Corp.	3,300	148,217
Murata Manufacturing Co., Ltd.	1,700	184,719

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	27

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

ELECTRONICS (0.36%) (continued)
TE Connectivity, Ltd.	5,265	$321,850

		2,391,566

ENGINEERING & CONSTRUCTION (0.11%)
ACS Actividades de Construccion y Servicios SA	2,501	92,613
Aeroports de Paris	913	107,960
Bouygues SA	775	26,756
Fluor Corp.	5,664	375,750
Kajima Corp.	20,000	87,603
Vinci SA	135	7,693

		698,375

ENTERTAINMENT (0.04%)
Oriental Land Co., Ltd.	400	84,505
Six Flags Entertainment Corp.	4,848	195,374

		279,879

FOOD (0.26%)
Associated British Foods PLC	3,175	139,876
CALBEE, Inc.	3,200	111,106
Carrefour SA	4,746	138,992
Casino Guichard Perrachon SA	1,008	103,302
General Mills, Inc.	1,703	88,488
Kellogg Co.	551	35,242
Koninklijke Ahold NV	7,144	119,426
Kraft Foods Group, Inc.	2,525	142,284
Nestle SA	2,870	209,997
Orkla ASA	14,905	113,915
Seven & I Holdings Co., Ltd.	600	22,868
Tate & Lyle PLC	7,235	70,137
Tyson Foods, Inc., Class A(b)	10,614	428,275
Unilever PLC	189	7,601

		1,731,509

FOREST PRODUCTS & PAPER (0.07%)
International Paper Co.(b)	6,067	307,111
Oji Holdings	8,000	28,133
UPM-Kymmene OYJ	8,835	139,723

		474,967

GAS (0.03%)
AGL Resources, Inc.	1,829	98,601
Gas Natural SDG SA	4,498	129,700

		228,301

HAND & MACHINE TOOLS (0.03%)
Fuji Electric Holdings Co., Ltd.	15,000	63,966
Stanley Black & Decker, Inc.	1,226	114,803

		178,769

HEALTHCARE - PRODUCTS (0.29%)
Baxter International, Inc.	1,358	95,250

See Notes to Financial Statements.

28	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

HEALTHCARE - PRODUCTS (0.29%) (continued)
Becton Dickinson and Co.	1,015	$130,630
Boston Scientific Corp.(a)	12,684	168,444
CareFusion Corp.(a)	106	6,081
Covidien PLC	1,373	126,920
CR Bard, Inc.	1,016	166,594
Medtronic, Inc.	10,720	730,675
Stryker Corp.	1,097	96,020
Zimmer Holdings, Inc.(b)	3,182	353,966

		1,874,580

HEALTHCARE - SERVICES (0.26%)
Aetna, Inc.	253	20,875
Cigna Corp.	261	25,988
DaVita HealthCare Partners, Inc.(a)(b)	3,676	286,985
Fresenius SE & Co., KGaA	2,788	143,420
Humana, Inc.	90	12,496
ICON PLC(a)	4,066	213,912
Laboratory Corp. of America Holdings(a)	2,919	319,017
Quest Diagnostics, Inc.	1,334	84,656
Select Medical Holdings Corp.	12,392	178,693
UnitedHealth Group, Inc.	429	40,759
Universal Health Services, Inc., Class B(b)	3,243	336,332
WellPoint, Inc.	452	57,264

		1,720,397

HOME BUILDERS (0.02%)
PulteGroup, Inc.	317	6,083
Sekisui Chemical Co., Ltd.	10,000	120,454

		126,537

HOME FURNISHINGS (0.03%)
Harman International Industries, Inc.	213	22,863
Panasonic Corp.	16,300	189,375

		212,238

HOUSEHOLD PRODUCTS & WARES (0.02%)
Kimberly-Clark Corp.	1,332	152,208

HOUSEWARES (0.15%)
Avery Dennison Corp.	11,570	542,054
Newell Rubbermaid, Inc.(b)	11,057	368,530
The Clorox Co.	816	81,192

		991,776

INSURANCE (0.83%)
ACE, Ltd.(b)	4,205	459,607
Aflac, Inc.	1,319	78,784
Alleghany Corp.(a)	633	281,229
Aviva PLC	18,222	151,869
AXA SA	7,243	167,099
Baloise-Holding AG	970	121,886

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	29

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

INSURANCE (0.83%) (continued)
Berkshire Hathaway, Inc., Class B(a)(b)	3,050	$427,488
Endurance Specialty Holdings, Ltd.	4,420	256,139
ING Groep NV(a)	3,280	46,899
Legal & General Group PLC	39,004	144,131
MetLife, Inc.(b)	3,945	213,977
Prudential Financial, Inc.	3,873	342,915
Reinsurance Group of America, Inc.(b)	2,385	200,936
Swiss Life Holding AG	533	122,095
The Allstate Corp.(b)	7,516	487,413
The Dai-ichi Life Insurance Co., Ltd.	10,600	155,709
The Progressive Corp.	2,926	77,276
The Travelers Companies, Inc.(b)	3,720	374,976
Tokio Marine Holdings, Inc.	5,700	178,269
Torchmark Corp.(b)	3,982	210,887
Unum Group	856	28,642
Validus Holdings, Ltd.(b)	7,498	298,270
WR Berkley Corp.	6,445	332,175
XL Group PLC	8,487	287,540

		5,446,211

INTERNET (0.36%)
ASOS PLC(a)	2,951	125,382
Baidu, Inc., Sponsored ADR(a)	578	138,009
CDW Corp.	8,371	258,162
Dena Co., Ltd.	2,400	30,255
eBay, Inc.(a)	5,320	279,300
Expedia, Inc.(b)	3,586	304,702
F5 Networks, Inc.(a)	120	14,758
Facebook, Inc., Class A(a)	2,770	207,722
Google, Inc., Class A(a)	261	148,214
Google, Inc., Class C(a)	244	136,415
Gree, Inc.	3,800	26,252
NetEase, Inc., ADR(b)	2,000	189,440
Nexon Co., Ltd.	600	5,155
Symantec Corp.	2,067	51,303
The Priceline Group, Inc.(a)	148	178,519
Yahoo!, Inc.(a)	5,556	255,854

		2,349,442

INVESTMENT COMPANIES (0.04%)
EXOR SpA	3,203	139,481
Pargesa Holding SA	1,413	109,777

		249,258

IRON & STEEL (0.02%)
Hitachi Metals, Ltd.	5,000	82,261
Kobe Steel, Ltd.	22,000	34,276

		116,537

See Notes to Financial Statements.

30	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

LEISURE TIME (0.01%)
Harley-Davidson, Inc.	541	$35,544

LODGING (0.02%)
Starwood Hotels & Resorts Worldwide, Inc.	402	30,817
Wyndham Worldwide Corp.	1,122	87,146

		117,963

MACHINERY - CONSTRUCTION & MINING (0.06%)
Caterpillar, Inc.	771	78,187
Hitachi Construction Machinery Co., Ltd.	5,300	105,457
Joy Global, Inc.	148	7,789
Mitsubishi Electric Corp.	14,000	174,058

		365,491

MACHINERY - DIVERSIFIED (0.10%)
Alstom SA(a)	1,672	58,165
FANUC Corp.	800	136,176
Flowserve Corp.	2,374	161,408
Hexagon AB, Class B	3,644	122,632
Kawasaki Heavy Industries, Ltd.	28,000	107,189
Nabtesco Corp.	3,800	91,342

		676,912

MEDIA (0.57%)
British Sky Broadcasting Group PLC	9,378	132,917
Cablevision Systems Corp., Class A	652	12,140
CBS Corp., Class B(b)	5,074	275,112
Comcast Corp., Class A(b)	13,011	720,159
Liberty Global PLC, Class A(a)	1,420	64,567
Liberty Global PLC, Class C(a)	13,307	591,762
Liberty Media Corp., Class A(a)(b)	1,680	80,674
Liberty Media Corp., Class C(a)(b)	3,360	161,045
News Corp., Class A(a)	18,994	294,027
Phoenix New Media, Ltd., ADR(a)	8,853	90,832
The Walt Disney Co.	2,165	197,838
Time Warner Cable, Inc.	1,440	211,982
Time Warner, Inc.(b)	4,167	331,152
Time, Inc.(b)	418	9,443
Tribune Media Co., Class A(a)	3,605	241,535
Viacom, Inc., Class B(b)	4,511	327,859

		3,743,044

METAL FABRICATE & HARDWARE (0.05%)
Global Brass & Copper Holdings, Inc.	12,385	173,390
The Timken Co.	3,475	149,390

		322,780

MINING (0.06%)
Anglo American PLC	6,897	145,250
Antofagasta PLC	9,229	103,714

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	31

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

MINING (0.06%) (continued)
Barrick Gold Corp.	15,111	$179,368

		428,332

MISCELLANEOUS MANUFACTURING (0.35%)
3M Co.	837	128,705
Carlisle Companies, Inc.(b)	2,530	224,866
Crane Co.	6,203	386,757
Danaher Corp.(b)	5,807	466,883
Dover Corp.	927	73,641
FUJIFILM Holdings Corp.	4,800	157,557
General Electric Co.	2,641	68,164
Illinois Tool Works, Inc.	1,852	168,625
IMI PLC	3,077	60,150
Nikon Corp.	2,700	36,104
Parker-Hannifin Corp.(b)	1,698	215,697
Pentair PLC	70	4,693
Siemens AG	104	11,718
Textron, Inc.(b)	6,969	289,423

		2,292,983

OFFICE & BUSINESS EQUIPMENT (0.04%)
Canon, Inc.	7,100	214,217
Ricoh Co., Ltd.	1,700	17,374

		231,591

OIL & GAS (1.25%)
BP PLC	41,801	300,241
Canadian Natural Resources, Ltd.(b)	10,546	367,845
Chesapeake Energy Corp.	1,530	33,935
Chevron Corp.	433	51,938
ConocoPhillips	2,623	189,249
Devon Energy Corp.	480	28,800
Diamondback Energy, Inc.(a)(b)	6,106	417,895
Energen Corp.(b)	5,046	341,614
Eni SpA	8,385	178,630
EOG Resources, Inc.	5,928	563,456
EQT Corp.	4,327	406,911
Exxon Mobil Corp.	9,953	962,555
Helmerich & Payne, Inc.	282	24,483
Hess Corp.	1,323	112,204
Inpex Corp.	10,100	126,154
JX Holdings, Inc.	13,000	54,998
Kosmos Energy, Ltd.(a)	15,951	148,823
Marathon Oil Corp.	2,131	75,437
Marathon Petroleum Corp.	4,343	394,779
Nabors Industries, Ltd.	1,496	26,704
Neste Oil OYJ	4,859	105,036
Occidental Petroleum Corp.	4,570	406,410
Pacific Drilling SA(a)	24,142	175,754
Parsley Energy, Inc., Class A(a)	25,538	433,380
Phillips 66	6,504	510,564
Pioneer Natural Resources Co.	50	9,453

See Notes to Financial Statements.

32	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

OIL & GAS (1.25%) (continued)
Precision Drilling Corp.	24,281	$202,018
QEP Resources, Inc.	12,700	318,389
Rice Energy, Inc.(a)(b)	16,553	437,496
Royal Dutch Shell PLC, Class A	3,487	124,699
Royal Dutch Shell PLC, Class B	6,409	237,088
Total SA	1,066	63,346
Valero Energy Corp.	4,703	235,573
Western Refining, Inc.	3,270	149,079

		8,214,936

OIL & GAS SERVICES (0.11%)
Baker Hughes, Inc.	1,875	99,300
FMC Technologies, Inc.(a)	759	42,534
Halliburton Co.	1,179	65,010
National Oilwell Varco, Inc.	635	46,127
Schlumberger, Ltd.(b)	4,652	458,966

		711,937

PACKAGING & CONTAINERS (0.31%)
Ball Corp.	1,580	101,799
Bemis Co., Inc.	238	9,156
Berry Plastics Group, Inc.(a)	14,940	388,739
Crown Holdings, Inc.(a)(b)	9,612	460,703
Graphic Packaging Holding Co.(a)(b)	32,705	396,712
Owens-Illinois, Inc.(a)	7,957	205,052
Packaging Corp. of America	6,281	452,734

		2,014,895

PHARMACEUTICALS (0.98%)
AbbVie, Inc.(b)	3,491	221,539
Actelion, Ltd.	117	13,911
Alfresa Holdings	7,500	93,746
Allergan, Inc.	307	58,348
Astellas Pharma, Inc.	1,500	22,689
AstraZeneca PLC	3,406	247,555
Bayer AG	1,979	281,354
Cardinal Health, Inc.(b)	5,215	409,273
Dainippon Sumitomo	8,300	95,174
Eisai Co., Ltd.	300	11,487
Express Scripts Holding Co.(a)(b)	6,742	517,920
GlaxoSmithKline PLC	1,518	34,422
Hisamitsu Pharmaceutical Co., Inc.	2,900	95,268
Johnson & Johnson(b)	3,506	377,877
McKesson Corp.	1,682	342,136
Merck & Co., Inc.	1,165	67,500
Novartis AG	1,925	178,665
Novartis AG, Sponsored ADR	4,291	397,733
Novo Nordisk A/S, Class B	5,162	233,526
Omnicare, Inc.(b)	5,047	336,080
Otsuka Holdings Co.	300	10,356
Pfizer, Inc.(b)	29,892	895,265
Roche Holding AG	570	168,070

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	33

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

PHARMACEUTICALS (0.98%) (continued)
Sanofi	549	$50,677
Sanofi, ADR(b)	5,406	249,973
Shionogi & Co.	5,300	134,570
Shire PLC	1,424	94,832
Shire PLC, ADR	518	103,496
Takeda Pharmaceutical Co., Ltd.	900	38,496
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	11,527	650,930

		6,432,868

REAL ESTATE (0.06%)
Aeon Mall Co., Ltd.	1,400	25,252
Daito Trust Construction Co., Ltd.	1,100	135,388
Mitsubishi Estate Co., Ltd.	9,000	223,989
Nomura Real Estate Holdings, Inc.	1,800	31,120

		415,749

REAL ESTATE INVESTMENT TRUSTS (0.12%)
American Capital Agency Corp.	5,233	118,999
American Homes 4 Rent, Class A	6,555	114,909
American Residential Properties, Inc.(a)	5,177	98,363
Boston Properties, Inc.(b)	787	99,752
Equity Residential(b)	1,402	97,523
Host Hotels & Resorts, Inc.	6,078	141,678
Japan Real Estate Investment Corp.	1	5,413
Simon Property Group, Inc.	680	121,863

		798,500

RETAIL (0.52%)
Aeon Co., Ltd.	11,700	114,005
AutoZone, Inc.(a)	294	162,735
Bed Bath & Beyond, Inc.(a)	133	8,956
Best Buy Co., Inc.	532	18,162
Chipotle Mexican Grill, Inc.(a)	55	35,090
CVS Health Corp.(b)	5,629	483,024
FamilyMart Co., Ltd	2,700	106,486
J Front Retailing Co., Ltd.	4,000	51,956
Kohl’s Corp.	451	24,453
Lowe’s Companies, Inc.	1,773	101,416
Macy’s, Inc.(b)	5,542	320,438
Next PLC	276	28,456
O’Reilly Automotive, Inc.(a)	627	110,277
PetSmart, Inc.	330	23,876
Rite Aid Corp.(a)	62,412	327,663
Sally Beauty Holdings, Inc.(a)	7,322	214,608
Takashimaya Co., Ltd.	4,000	33,296
The Gap, Inc.	8,068	305,697
The Home Depot, Inc.(b)	3,535	344,733
The Swatch Group AG	1,406	118,805
Wal-Mart Stores, Inc.	5,566	424,519
Yum! Brands, Inc.	672	48,270

		3,406,921

See Notes to Financial Statements.

34	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
Description	Shares	(Note 2)

SAVINGS & LOANS (0.02%)
Investors Bancorp, Inc.	15,336	$164,862

SEMICONDUCTORS (0.37%)
ASML Holding NV	411	40,920
Avago Technologies, Ltd.	4,252	366,735
Intel Corp.	3,301	112,267
NVIDIA Corp.	1,747	34,136
NXP Semiconductor NV(a)	5,453	374,403
ON Semiconductor Corp.(a)(b)	34,406	285,226
QUALCOMM, Inc.(b)	6,090	478,126
Texas Instruments, Inc.(b)	10,489	520,884
TriQuint Semiconductor, Inc.(a)	11,015	238,255

		2,450,952

SHIPBUILDING (0.05%)
Huntington Ingalls Industries, Inc.(b)	2,967	313,968

SOFTWARE (0.45%)
Activision Blizzard, Inc.(b)	18,861	376,277
Amadeus IT Holding SA, Class A	3,044	111,767
CA, Inc.	4,987	144,922
Electronic Arts, Inc.(a)	4,997	204,727
Fidelity National Information Services, Inc.	5,743	335,334
GungHo Online	15,200	59,406
Intuit, Inc.	1,563	137,560
Microsoft Corp.(b)	15,322	719,368
Oracle Corp.(b)	15,345	599,222
Paychex, Inc.	336	15,772
SAP SE	2,887	196,232
The Dun & Bradstreet Corp.	369	45,317

		2,945,904

TELECOMMUNICATIONS (0.43%)
AT&T, Inc.	5,874	204,650
BT Group PLC	28,567	167,942
Cisco Systems, Inc.(b)	12,890	315,418
Corning, Inc.	144	2,942
Deutsche Telekom AG	12,205	183,842
Eutelsat Communications SA	3,774	122,302
Harris Corp.(b)	3,073	213,881
Hikari Tsushin, Inc.	400	26,067
KDDI Corp.	2,400	154,373
Motorola Solutions, Inc.	5,001	322,564
NTT DOCOMO, Inc.	11,300	187,319
Orange SA	3,857	61,457
SoftBank Corp.	2,000	141,358
TDC A/S	13,209	100,766
Telecom Italia SpA	106,287	120,207
Verizon Communications, Inc.	8,691	436,723
Vivendi SA	1,907	46,540

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	35

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description	Shares	Value (Note 2)

TELECOMMUNICATIONS (0.43%) (continued)
Vodafone Group PLC	1,375	$4,560

		2,812,911

TOYS, GAMES & HOBBIES (0.00%)(c)
Mattel, Inc.	348	10,812

TRANSPORTATION (0.15%)
AP Moeller-Maersk A/S, Class A	32	72,679
AP Moeller-Maersk A/S, Class B	55	128,159
Central Japan Railway Co.	1,300	191,022
Deutsche Post AG	1,569	49,263
DSV A/S	371	11,093
East Japan Railway Co.	1,500	115,446
FedEx Corp.	30	5,022
Hankyu Hanshin Holdings	20,000	115,914
Nippon Yusen Kabushiki Kaisha	13,000	33,100
Union Pacific Corp.	917	106,785
United Parcel Service, Inc., Class B	1,645	172,577

		1,001,060

TOTAL COMMON STOCKS (Cost $81,964,340)		91,882,471

EXCHANGE TRADED FUNDS (0.85%)
iShares® Emerging Markets Local Currency Bond ETF	24,784	1,203,263
iShares® Europe ETF	12,138	535,164
iShares® MSCI Japan ETF	35,612	429,481
Market Vectors® Emerging Markets Local Currency Bond ETF	130,551	2,990,923
SPDR® S&P 500® ETF Trust	1,983	399,892

		5,558,723

TOTAL EXCHANGE TRADED FUNDS (Cost $5,487,454)		5,558,723

LIMITED PARTNERSHIPS (0.01%)
CHEMICALS (0.01%)
CVR Partners LP	4,593	55,943

OIL & GAS (0.00%)(c)
Viper Energy Partners LP(a)	1,796	36,351

TOTAL LIMITED PARTNERSHIPS (Cost $140,796)		92,294

OPEN-END MUTUAL FUNDS (66.74%)
AQR Multi Strategy Alternative Fund, Class I	4,022,543	40,024,301
AQR Risk Parity Fund, Class I	3,462,037	40,782,795
Diamond Hill Long-Short Fund, Class Y	2,705,726	64,152,775
FPA Crescent Fund	1,911,490	65,411,189

See Notes to Financial Statements.

36	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Description		Shares	Value (Note 2)

OPEN-END MUTUAL FUNDS (66.74%) (continued)
MainStay Marketfield Fund, Class I		3,354,674	$55,821,767
Morgan Stanley Institutional Fund, Inc. - Multi-Asset Portfolio, Class I		5,505,902	65,355,059
Nuveen Symphony Floating Rate Income Fund, Class I		319,824	6,613,965
PIMCO Short-Term Fund, Institutional Class		10,098,043	100,071,605

			438,233,456

TOTAL OPEN-END MUTUAL FUNDS (Cost $413,382,773)			438,233,456

PREFERRED STOCKS (0.02%)
AUTO MANUFACTURERS (0.02%)
Bayerische Motoren Werke AG		1,306	104,514

TOTAL PREFERRED STOCKS (Cost $103,209)			104,514

Description	Principal Amount		Value (Note 2)

CORPORATE BONDS (1.23%)
Abbey National Treasury Services PLC
1.38%, 03/13/2017	$	84,000	84,246
Actavis Funding SCS
4.85%, 06/15/2044(d)		24,000	22,718
Alcoa, Inc.
5.13%, 10/01/2024		61,000	64,495
American Campus Communities Operating Partnership LP
4.13%, 07/01/2024		40,000	40,607
American Honda Finance Corp.
1.20%, 07/14/2017		85,000	84,947
Anadarko Finance Co., Series B
7.50%, 05/01/2031		20,000	26,959
Anadarko Petroleum Corp.
6.45%, 09/15/2036		142,000	175,590
Anheuser-Busch InBev Worldwide, Inc.
0.80%, 07/15/2015		148,000	148,455
Assurant, Inc.
6.75%, 02/15/2034		98,000	117,816
Astoria Financial Corp.
5.00%, 06/19/2017		97,000	104,235
BAE Systems Holdings, Inc.
3.80%, 10/07/2024(d)		58,000	58,475
4.75%, 10/07/2044(d)		35,000	35,587
Bank of America Corp.
7.25%, 10/15/2025		7,000	8,680
2.60%, 01/15/2019		104,000	105,016
CISCO Systems, Inc.
2.13%, 03/01/2019		66,000	66,329
Citigroup, Inc.
5.88%, 02/22/2033		216,000	245,885
Comerica, Inc.
2.13%, 05/23/2019		40,000	39,874

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	37

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Principal Amount		Value (Note 2)

CORPORATE BONDS (1.23%) (continued)
Credit Suisse New York
5.40%, 01/14/2020	$	73,000	$81,852
CVS Pass-Through Trust
5.93%, 01/10/2034(d)		35,486	41,026
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
6.35%, 03/15/2040		51,000	60,048
Dollar General Corp.
4.13%, 07/15/2017		59,000	61,468
Dominion Gas Holdings LLC
4.80%, 11/01/2043		34,000	36,948
Dominion Resources, Inc.
5.75%, 10/01/2054(e)		31,000	32,309
Domtar Corp.
6.75%, 02/15/2044		101,000	110,785
El Paso Pipeline Partners Operating Co., LLC
6.50%, 04/01/2020		135,000	155,111
Ensco PLC
4.50%, 10/01/2024		8,000	8,115
Farmers Exchange Capital III
5.45%, 10/15/2054(d)(e)		65,000	66,165
Fifth Third Bancorp, Series J
4.90%, Perpetual Maturity(f)		79,000	78,135
First Niagara Financial Group, Inc.
6.75%, 03/19/2020		166,000	190,989
7.25%, 12/15/2021		37,000	42,692
FirstEnergy Corp., Series C
7.38%, 11/15/2031		74,000	88,155
FirstEnergy Transmission LLC
5.45%, 07/15/2044(d)		49,000	50,642
Forest Laboratories, Inc.
4.88%, 02/15/2021(d)		115,000	122,765
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.63%, 05/01/2021		35,000	38,367
6.75%, 02/01/2022		60,000	66,600
General Electric Capital Corp.
1.50%, 07/12/2016		79,000	80,089
5.88%, 01/14/2038		150,000	184,563
General Electric Co.
2.70%, 10/09/2022		52,000	51,357
Georgia Power Co.
3.00%, 04/15/2016		22,000	22,727
Georgia-Pacific LLC
5.40%, 11/01/2020(d)		118,000	134,992
3.73%, 07/15/2023(d)		72,000	74,617
Goldcorp, Inc.
5.45%, 06/09/2044		46,000	45,035
Hess Corp.
7.88%, 10/01/2029		32,000	43,380
5.60%, 02/15/2041		67,000	76,200
Hewlett-Packard Co.
6.00%, 09/15/2041		52,000	58,181

See Notes to Financial Statements.

38	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Principal Amount		Value (Note 2)

CORPORATE BONDS (1.23%) (continued)
Hydro-Quebec
1.38%, 06/19/2017	$	95,000	$95,862
Ingersoll-Rand Global Holding Co., Ltd.
5.75%, 06/15/2043		122,000	141,281
Ingersoll-Rand Luxembourg Finance SA
4.65%, 11/01/2044		14,000	13,988
Intel Corp.
1.35%, 12/15/2017		71,000	70,874
John Deere Capital Corp.
1.13%, 06/12/2017		116,000	115,782
1.55%, 12/15/2017		85,000	85,169
JPMorgan Chase & Co.
2.20%, 10/22/2019		17,000	16,815
3.25%, 09/23/2022		197,000	197,537
JPMorgan Chase & Co., Series 1
7.90%, Perpetual Maturity(f)		49,000	53,349
JPMorgan Chase & Co., Series V
5.00%, Perpetual Maturity(f)		62,000	61,303
Kinder Morgan, Inc.
5.00%, 02/15/2021(d)		57,000	60,420
Kinross Gold Corp.
5.95%, 03/15/2024(d)		25,000	23,943
KLA-Tencor Corp.
5.65%, 11/01/2034		8,000	8,060
4.65%, 11/01/2024		19,000	19,091
Lubrizol Corp.
6.50%, 10/01/2034		24,000	31,568
Macquarie Bank, Ltd.
2.60%, 06/24/2019(d)		42,000	42,433
Mondelez International, Inc.
6.50%, 02/09/2040		52,000	66,431
Morgan Stanley
4.10%, 05/22/2023		174,000	175,745
4.35%, 09/08/2026		29,000	29,104
4.75%, 03/22/2017		63,000	67,734
Motorola Solutions, Inc.
5.50%, 09/01/2044		53,000	53,772
Mylan, Inc.
7.88%, 07/15/2020(d)		149,000	160,399
National Rural Utilities Cooperative Finance Corp.
4.75%, 04/30/2043(e)		64,000	63,540
1.10%, 01/27/2017		109,000	109,033
New York Life Global Funding
1.65%, 05/15/2017(d)		104,000	104,906
Omega Healthcare Investors, Inc.
4.95%, 04/01/2024(d)		49,000	50,692
Omnicom Group, Inc.
3.65%, 11/01/2024		17,000	16,915
Paccar Financial Corp.
2.20%, 09/15/2019		93,000	93,712
Pacific LifeCorp.
6.00%, 02/10/2020(d)		51,000	58,240

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	39

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Principal Amount		Value (Note 2)

CORPORATE BONDS (1.23%) (continued)
Petrobras Global Finance BV
7.25%, 03/17/2044	$	44,000	$48,442
Petroleos Mexicanos
5.50%, 06/27/2044		34,000	35,615
Pitney Bowes, Inc.
4.63%, 03/15/2024		83,000	84,856
Plains All American Pipeline LP / PAA Finance Corp.
3.60%, 11/01/2024		57,000	56,756
President and Fellows of Harvard College
3.62%, 10/01/2037		34,000	33,445
Principal Life Global Funding II
1.00%, 12/11/2015(d)		91,000	91,482
Prudential Financial, Inc.
5.63%, 06/15/2043(e)		81,000	84,443
Regions Financial Corp.
7.38%, 12/10/2037		111,000	141,722
Stanley Black & Decker, Inc.
5.75%, 12/15/2053(e)		83,000	89,848
Synchrony Financial
4.25%, 08/15/2024		54,000	54,930
SYSCO Corp.
4.35%, 10/02/2034		19,000	19,720
4.50%, 10/02/2044		44,000	45,494
Talisman Energy, Inc.
5.50%, 05/15/2042		40,000	39,246
The Boeing Co.
2.85%, 10/30/2024		31,000	30,627
0.95%, 05/15/2018		86,000	84,079
The Goldman Sachs Group, Inc.
4.80%, 07/08/2044		24,000	24,881
6.13%, 02/15/2033		53,000	64,960
6.75%, 10/01/2037		123,000	151,275
2.55%, 10/23/2019		24,000	23,863
5.25%, 07/27/2021		53,000	59,118
The Interpublic Group of Companies, Inc.
3.75%, 02/15/2023		42,000	41,893
4.20%, 04/15/2024		36,000	36,674
The Procter & Gamble Co.
1.90%, 11/01/2019		24,000	23,905
The Southern Co.
1.30%, 08/15/2017		71,000	70,839
Time Warner Cable, Inc.
6.55%, 05/01/2037		20,000	25,248
7.30%, 07/01/2038		51,000	69,939
4.50%, 09/15/2042		45,000	44,817
Time Warner Entertainment Co., LP
8.38%, 07/15/2033		53,000	78,986
Transocean, Inc.
3.80%, 10/15/2022		43,000	38,769
Trinity Industries, Inc.
4.55%, 10/01/2024		27,000	26,387

See Notes to Financial Statements.

40	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

		Principal Amount		Value (Note 2)
CORPORATE BONDS (1.23%) (continued)
Tristate Generation & Transmission Association, Inc.
3.70%, 11/01/2024(d)		$	9,000	$9,025
4.70%, 11/01/2044(d)			10,000	10,106
Valmont Industries, Inc.
5.25%, 10/01/2054			60,000	59,397
5.00%, 10/01/2044			59,000	58,404
Verizon Communications, Inc.
6.40%, 09/15/2033			67,000	81,754
4.86%, 08/21/2046(d)			83,000	84,849
3.50%, 11/01/2024			41,000	40,420
Viacom, Inc.
5.85%, 09/01/2043			26,000	29,561
Wells Fargo & Co.
1.40%, 09/08/2017			259,000	259,118
4.65%, 11/04/2044			41,000	41,030
Wells Fargo Capital X
5.95%, 12/15/2036			28,000	28,700

				8,045,548

TOTAL CORPORATE BONDS (Cost $8,127,812)	Currency			8,045,548

FOREIGN GOVERNMENT BONDS (0.04%)
Canada Government International Bond
0.88%, 02/14/2017	USD		90,000	90,306
Mexico Government International Bond
4.75%, 03/08/2044	USD		71,000	72,456
Province of British Columbia
2.85%, 06/15/2015	USD		97,000	98,591

				261,353

TOTAL FOREIGN GOVERNMENT BONDS (Cost $262,890)				261,353

GOVERNMENT BONDS (0.11%)
Tennessee Valley Authority
1.75%, 10/15/2018			43,000	43,297

U.S. Treasury Bonds
5.25%, 11/15/2028			69,000	90,309
3.50%, 02/15/2039			81,000	88,391
3.38%, 05/15/2044			26,000	27,587

				206,287

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	41

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

		Value
	Principal Amount	(Note 2)
U.S. Treasury Notes
1.50%, 12/31/2018	$ 38,000	$38,116
2.38%, 08/15/2024	22,000	22,077
0.25%, 01/31/2015	149,000	149,070
1.00%, 05/31/2018	21,000	20,841
0.25%, 10/31/2015	47,000	47,051
0.07%, 01/31/2016(e)	198,000	198,003

		475,158

TOTAL GOVERNMENT BONDS (Cost $725,873)		724,742

	Principal Amount/ Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.35%)
MONEY MARKET FUND (1.15%)
Dreyfus Treasury Cash Management Fund, Institutional Class, 7-day yield, 0.021%	7,533,639	7,533,639

U.S. TREASURY BILLS (0.20%)
0.000%(h), 12/18/2014(g)	745,000	744,993
0.048%, 04/23/2015(g)	600,000	599,865

		1,344,858

TOTAL SHORT TERM INVESTMENTS (Cost $8,878,502)		8,878,497

TOTAL INVESTMENTS (84.34%) (Cost $519,073,649)		$553,781,598

SEGREGATED CASH WITH BROKERS (18.19%)(i)		119,471,639

SECURITIES SOLD SHORT (-4.03%) (Proceeds $25,017,625)		(26,434,575)

OTHER ASSETS IN EXCESS OF LIABILITIES (1.50%)		9,814,617

NET ASSETS (100.00%)		$656,633,279

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value (Note 2)
COMMON STOCKS (-3.94%)
APPAREL (-0.05%)
Deckers Outdoor Corp.	(1,920)	(167,923)
Under Armour, Inc., Class A	(2,702)	(177,197)

		(345,120)

AUTO PARTS & EQUIPMENT (-0.04%)
Autoliv, Inc.	(2,534)	(232,469)

BANKS (-0.31%)
BancorpSouth, Inc.	(6,417)	(147,784)
Community Bank System, Inc.	(4,949)	(188,804)
CVB Financial Corp.	(8,148)	(128,575)

See Notes to Financial Statements.

42	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

BANKS (-0.31%) (continued)
First Financial Bankshares, Inc.	(6,821)	$(216,771)
HDFC Bank, Ltd., ADR	(3,291)	(172,547)
Home BancShares, Inc.	(4,390)	(140,129)
Northern Trust Corp.	(2,498)	(165,617)
Trustmark Corp.	(6,693)	(162,841)
UMB Financial Corp.	(2,264)	(134,889)
United Bankshares, Inc.	(6,668)	(228,579)
Valley National Bancorp	(13,362)	(133,353)
Westamerica Bancorporation	(4,972)	(245,319)

		(2,065,208)

BEVERAGES (-0.03%)
Keurig Green Mountain, Inc.	(1,199)	(181,948)

BIOTECHNOLOGY (-0.05%)
Biogen Idec, Inc.	(679)	(218,014)
Puma Biotechnology, Inc.	(457)	(114,524)

		(332,538)

BUILDING MATERIALS (-0.05%)
Trex Co., Inc.	(4,767)	(204,981)
Vulcan Materials Co.	(2,561)	(158,039)

		(363,020)

CHEMICALS (-0.09%)
Air Products & Chemicals, Inc.	(1,310)	(176,405)
EI du Pont de Nemours & Co.	(3,596)	(248,663)
Intrepid Potash, Inc.	(13,490)	(181,440)

		(606,508)

COAL (-0.04%)
CONSOL Energy, Inc.	(6,427)	(236,514)

COMMERCIAL SERVICES (-0.11%)
The ADT Corp.	(6,447)	(231,060)
Monro Muffler Brake, Inc.	(4,658)	(248,924)
Ritchie Bros. Auctioneers, Inc.	(8,877)	(216,510)

		(696,494)

COMPUTERS (-0.18%)
3D Systems Corp.	(3,839)	(145,114)
IHS, Inc., Class A	(1,129)	(147,933)
Infosys, Ltd., Sponsored ADR	(4,362)	(291,643)
VeriFone Systems, Inc.	(10,152)	(378,264)
Wipro, Ltd., ADR	(19,848)	(242,146)

		(1,205,100)

COSMETICS & PERSONAL CARE (-0.03%)
Colgate-Palmolive Co.	(2,925)	(195,624)

DISTRIBUTION & WHOLESALE (-0.09%)
Fastenal Co.	(6,710)	(295,508)
WW Grainger, Inc.	(1,280)	(315,904)

		(611,412)

DIVERSIFIED FINANCIAL SERVICES (-0.08%)
Eaton Vance Corp.	(4,404)	(162,199)
Financial Engines, Inc.	(3,605)	(143,731)
Greenhill & Co., Inc.	(3,346)	(150,570)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	43

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

DIVERSIFIED FINANCIAL SERVICES (-0.08%) (continued)
LPL Financial Holdings, Inc.	(1,276)	$(52,814)

		(509,314)

ELECTRIC (-0.01%)
Ormat Technologies, Inc.	(2,097)	(60,708)

ELECTRONICS (-0.15%)
Itron, Inc.	(6,649)	(258,845)
LG Display Co., Ltd., ADR	(15,343)	(230,452)
National Instruments Corp.	(9,265)	(293,515)
Trimble Navigation, Ltd.	(6,494)	(174,429)

		(957,241)

ENTERTAINMENT (-0.08%)
DreamWorks Animation SKG, Inc., Class A	(9,070)	(202,080)
Gaming and Leisure Properties, Inc., REIT	(9,948)	(310,875)

		(512,955)

FOOD (-0.25%)
Campbell Soup Co.	(5,599)	(247,308)
Flowers Foods, Inc.	(10,308)	(195,852)
The Hain Celestial Group, Inc.	(2,389)	(258,609)
McCormick & Co., Inc.	(3,102)	(219,373)
Mondelez International, Inc., Class A	(5,721)	(201,722)
Snyder’s-Lance, Inc.	(5,631)	(167,748)
Sprouts Farmers Market, Inc.	(6,298)	(183,335)
United Natural Foods, Inc.	(2,400)	(163,248)

		(1,637,195)

FOREST PRODUCTS & PAPER (-0.01%)
Wausau Paper Corp.	(8,169)	(80,791)

HAND & MACHINE TOOLS (-0.01%)
Kennametal, Inc.	(1,374)	(53,050)

HEALTHCARE - PRODUCTS (-0.08%)
Insulet Corp.	(2,742)	(118,372)
ResMed, Inc.	(4,906)	(256,191)
Sirona Dental Systems, Inc.	(1,741)	(136,756)

		(511,319)

HEALTHCARE - SERVICES (-0.03%)
Health Net, Inc.	(3,600)	(171,036)

HOUSEWARES (-0.10%)
The Clorox Co.	(2,531)	(251,834)
The Scotts Miracle-Gro Co., Class A	(3,515)	(208,229)
Tumi Holdings, Inc.	(8,318)	(172,765)

		(632,828)

INTERNET (-0.11%)
Cogent Communications Holdings, Inc.	(4,309)	(146,247)
Equinix, Inc.	(1,160)	(242,324)
Internap Network Services Corp.	(13,389)	(107,246)
Netflix, Inc.	(328)	(128,829)
Shutterstock, Inc.	(603)	(46,889)
Twitter, Inc.	(1,870)	(77,549)

		(749,084)

See Notes to Financial Statements.

44	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

METAL FABRICATE & HARDWARE (-0.02%)
Sun Hydraulics Corp.	(2,752)	$(109,557)

MINING (-0.02%)
Teck Resources, Ltd., Class B	(6,550)	(103,359)

MISCELLANEOUS MANUFACTURING (-0.09%)
Polypore International, Inc.	(3,073)	(134,966)
Proto Labs, Inc.	(4,222)	(275,992)
Raven Industries, Inc.	(3,222)	(81,678)
Trinity Industries, Inc.	(2,777)	(99,167)

		(591,803)

OIL & GAS (-0.31%)
Atwood Oceanics, Inc.	(4,857)	(197,437)
Cabot Oil & Gas Corp.	(3,993)	(124,182)
Carrizo Oil & Gas, Inc.	(2,569)	(133,434)
Concho Resources, Inc.	(1,177)	(128,328)
ConocoPhillips	(3,976)	(286,869)
Continental Resources, Inc.	(4,674)	(263,474)
Denbury Resources, Inc.	(14,735)	(182,714)
Goodrich Petroleum Corp.	(6,027)	(49,663)
Helmerich & Payne, Inc.	(1,615)	(140,214)
HollyFrontier Corp.	(4,322)	(196,132)
Matador Resources Co.	(9,621)	(233,502)
Oasis Petroleum, Inc.	(1,273)	(38,139)
Rex Energy Corp.	(7,173)	(56,236)

		(2,030,324)

OIL & GAS SERVICES (-0.08%)
National Oilwell Varco, Inc.	(3,032)	(220,245)
NOW, Inc.	(7,424)	(223,165)
Weatherford International PLC	(5,813)	(95,449)

		(538,859)

PACKAGING & CONTAINERS (-0.02%)
Bemis Co., Inc.	(3,327)	(127,990)

PHARMACEUTICALS (-0.03%)
GW Pharmaceuticals PLC, ADR	(1,444)	(106,495)
Pharmacyclics, Inc.	(964)	(125,966)

		(232,461)

REAL ESTATE INVESTMENT TRUSTS (-0.28%)
HCP, Inc.	(8,376)	(368,293)
Health Care REIT, Inc.	(5,425)	(385,772)
Iron Mountain, Inc.	(1,619)	(58,397)
Omega Healthcare Investors, Inc.	(8,943)	(341,265)
Plum Creek Timber Co., Inc.	(3,362)	(137,876)
Realty Income Corp.	(7,372)	(339,333)
Rouse Properties, Inc.	(12,139)	(221,051)

		(1,851,987)

RETAIL (-0.31%)
AutoNation, Inc.	(2,933)	(167,944)
Bob Evans Farms, Inc.	(5,072)	(247,767)
Cabela’s, Inc.	(2,679)	(128,646)
CarMax, Inc.	(4,409)	(246,507)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	45

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

RETAIL (-0.31%) (continued)
The Cheesecake Factory, Inc.	(5,238)	$(240,634)
Krispy Kreme Doughnuts, Inc.	(12,868)	(243,462)
L Brands, Inc.	(2,758)	(198,907)
Texas Roadhouse, Inc.	(6,682)	(192,909)
Vitamin Shoppe, Inc.	(4,002)	(187,814)
The Wendy’s Co.	(23,982)	(192,336)

		(2,046,926)

SAVINGS & LOANS (-0.05%)
Astoria Financial Corp.	(11,906)	(156,564)
New York Community Bancorp, Inc.	(11,171)	(178,177)

		(334,741)

SEMICONDUCTORS (-0.06%)
Cirrus Logic, Inc.	(3,620)	(69,866)
International Rectifier Corp.	(8,623)	(342,937)

		(412,803)

SOFTWARE (-0.38%)
Acxiom Corp.	(7,448)	(140,320)
Aspen Technology, Inc.	(3,074)	(113,523)
athenahealth, Inc.	(1,218)	(149,205)
Blackbaud, Inc.	(9,245)	(411,402)
NetSuite, Inc.	(2,318)	(251,874)
Rackspace Hosting, Inc.	(5,075)	(194,677)
Red Hat, Inc.	(3,554)	(209,402)
salesforce.com, Inc.	(5,130)	(328,269)
Synchronoss Technologies, Inc.	(4,436)	(229,208)
Tyler Technologies, Inc.	(1,929)	(215,894)
The Ultimate Software Group, Inc.	(1,375)	(206,951)
VMware, Inc., Class A	(560)	(46,799)

		(2,497,524)

STORAGE & WAREHOUSING (-0.02%)
Mobile Mini, Inc.	(3,237)	(141,878)

TELECOMMUNICATIONS (-0.17%)
America Movil SAB de CV, Sponsored ADR, Class L	(5,363)	(130,911)
Arista Networks, Inc.	(1,118)	(90,837)
CenturyLink, Inc.	(2,018)	(83,707)
Finisar Corp.	(6,903)	(115,418)
Frontier Communications Corp.	(21,773)	(142,395)
Level 3 Communications, Inc.	(3,042)	(142,700)
Sprint Corp.	(22,230)	(131,824)
Telefonica SA, Sponsored ADR	(10,773)	(161,380)
ViaSat, Inc.	(2,304)	(144,323)

		(1,143,495)

TOYS, GAMES & HOBBIES (-0.03%)
Mattel, Inc.	(5,811)	(180,548)

TRANSPORTATION (-0.09%)
Heartland Express, Inc.	(5,539)	(139,251)
JB Hunt Transport Services, Inc.	(2,183)	(174,138)
Kansas City Southern	(1,179)	(144,769)

See Notes to Financial Statements.

46	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

			Shares	Value (Note 2)

TRANSPORTATION (-0.09%) (continued)
Ryder System, Inc.			(1,639)	$(145,002)

				(603,160)

TOTAL COMMON STOCKS (Proceeds $24,426,940)				(25,894,891)

EXCHANGE TRADED FUNDS (-0.05%)
United States Oil Fund LP			(10,242)	(313,712)

TOTAL EXCHANGE TRADED FUNDS (-0.05%) (Proceeds $358,708)				(313,712)

LIMITED PARTNERSHIPS (-0.03%)
OIL & GAS (0.00%)(a)
Seadrill Partners LLC			(134)	(3,370)

PIPELINES (-0.03%)
EQT Midstream Partners LP			(2,513)	(222,602)

TOTAL LIMITED PARTNERSHIPS (Proceeds $231,977)				(225,972)

TOTAL SECURITIES SOLD SHORT (Proceeds $25,017,625)				$(26,434,575)

SCHEDULE OF WRITTEN OPTIONS

	Number of Contracts	Exercise Price	Maturity Date	Value (Note 2)

WRITTEN OPTIONS
Call Options
Exxon Mobil Corp.	(22)	$ 97.50	01/17/2015	$(4,290)
Exxon Mobil Corp.	(32)	95.00	04/17/2015	(14,240)
Occidental Petroleum Corp.	(34)	85.00	01/17/2015	(19,040)

TOTAL WRITTEN OPTIONS (Proceeds $32,320)				$(37,570)

(a)	Non-income producing security.
(b)	Security position either entirely or partially held in a segregated account as collateral for securities sold short and written options Aggregate total market value of $21,190,327.
(c)	Less than 0.005%.
(d)

Security exempt from registration under rule 144A of the securities act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the market value of those securities was $1,303,482, representing 0.20% of the Fund’s net assets.

(e)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(h)	Less than 0.0005%.
(i)	Includes cash which is being held as collateral for securities sold short, written options, and total return swap contracts.
(j)	Less than (0.005)%.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	47

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

FUTURES CONTRACTS

At October 31, 2014, the Fund had outstanding futures contracts:

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation

Equity Contracts
E-Mini MSCI Emerging Markets Future	Long	52	12/22/2014	$2,635,360	$115,734
Euro STOXX 50® Index Future	Short	18	12/22/2014	(699,482)	995
Euro STOXX 50® Index Future	Long	39	12/22/2014	1,515,545	114,775
FTSE® 100 Index Future	Long	3	12/22/2014	312,204	5,728
Mexican Bolsa Index Future	Long	61	12/22/2014	2,041,238	100,330
Russell 2000® E-Mini Future	Long	31	12/22/2014	3,630,100	366,243
Tokyo Price Index Future	Long	5	12/12/2014	595,148	38,692
Fixed Income Contracts
Australian 10 Year Bond Future	Long	2	12/16/2014	17,018,374	54
Australian 3 Year Bond Future	Long	2	12/16/2014	17,145,975	28
Euro-BTP Future	Long	16	12/09/2014	261,296,507	25,635
Euro-OAT Future	Long	8	12/09/2014	145,224,878	10,512
U.S. 10 Year Note Future	Short	46	12/22/2014	(581,253,240)	103,397
U.S. 5 Year Treasury Note Future	Short	23	01/02/2015	(274,688,310)	28,340
U.S. Long Bond Future	Short	4	12/22/2014	(56,437,520)	14,741
Foreign Currency Contracts
Euro FX Currency Future	Short	35	12/16/2014	(5,481,875)	54,136
Japanese Yen Currency Future	Short	107	12/16/2014	(119,144,500,000)	455,739
Swiss Franc Currency Future	Short	25	12/16/2014	(324,750,000)	30,231

				$(119,936,395,098)	$1,465,310

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation

Equity Contracts
E-Mini S&P 500® Future	Short	18	12/22/2014	$(1,810,260)	$(151,236)
Fixed Income Contracts
Canadian 10 Year Bond Future	Long	4	12/19/2014	48,633,157	(1,430)
Canadian 5 Year Bond Future	Long	2	12/19/2014	21,292,755	(431)
Euro-BOBL Future	Short	9	12/09/2014	(144,419,103)	(2,723)
Foreign Currency Contracts
Australian Dollar Currency Future	Short	31	12/16/2014	(271,839,000)	(14,361)
New Zealand Dollar Currency Future	Long	34	12/16/2014	263,568,000	(7,251)

				$(84,574,451)	$(177,432)

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund	Termination Date	Unrealized Appreciation

Morgan Stanley	Loeb King Multi Segregated Portfolio	$ 73,164,481	1-Month LIBOR BBA	09/02/2015	$ 277,981
Morgan Stanley	Melchior Segregated Portfolio	51,200,012	1-Month LIBOR BBA	03/20/2019	324,456
Morgan Stanley	Trilogy Segregated Portfolio	74,562,733	1-Month LIBOR BBA	09/02/2015	718,055

		$ 198,927,226			$ 1,320,492

*

The Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund.

See Notes to Financial Statements.

48	www.redmontfunds.com

Redmont Resolute Fund II	Schedule of Investments
October 31, 2014 (Unaudited)

Common Abbreviations:

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

AQR - AQR Capital Management LLC.

A/S - Aktieselskab is the Danish term for Joint Stock Company.

ASA - Allmennaksjeselskap is the Norwegian term for public limited company.

BBA - British Bankers Association.

BOBL - Bundesobligationen is the German word for a German government security issued with a 5 year maturity.

BTP - Bonds offered by the government on Italy.

BV - Besloten Vennootschap is the Dutch term for private limited liability company.

ETF - Exchange Traded Fund.

FPA - First Pacific Advisors LLC.

FTSE - Financial Times and the London Stock Exchange.

KGaA - Kommanditgesellschaft Auf Aktien is the German term for a partnership limited by shares.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OAT - Obligations Assimilables du Tresor is the French term for Long-term French government bonds.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PIMCO - Pacific Investment Management Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SE - SE Regulation. A European company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

SpA - Societa per Azione.

SPDR - Standard & Poor’s Depositary Receipt.

STOXX 50 - A stock index representing 50 of the largest companies in Europe based on market capitalization.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	49

Redmont Funds	Statements of Assets and Liabilities
October 31, 2014 (Unaudited)

	REDMONT RESOLUTE	REDMONT RESOLUTE
	FUND I	FUND II

ASSETS
Investments, at value	$2,532,922	$553,781,598
Unrealized appreciation on total return swap contracts	7,872	1,320,492
Deposits with brokers for securities sold short and written options	132,058	22,516,837
Deposits with brokers for total return swap contracts	581,528	96,953,406
Deposit with broker for futures contracts	–	155,836
Cash	16,009	9,524,657
Foreign currency, at value (Cost $– and $2,691, respectively)	–	2,758
Receivable for investments sold	14,949	1,516,110
Variation margin receivable	1,333	1,465,310
Receivable due from adviser	7,806	–
Receivable for dividends	584	211,446
Other assets	15,373	9,042

Total assets	3,310,434	687,457,492

LIABILITIES
Securities sold short (Proceeds $153,495 and $25,017,625, respectively)	162,469	26,434,575
Written options, at value (Premiums received $– and $32,320, respectively)	–	37,570
Payable to foreign custodian (Cost $17 and $–, respectively)	17	–
Investment advisory fees payable	–	236,245
Distributions and service fees payable	38	N/A
Payable for dividend expense on securities sold short	314	51,142
Payable for interest expense on total return swap contracts	43	7,206
Payable for investments purchased	7,381	3,723,676
Variation margin payable	–	177,432
Payable due to broker for futures contracts	1,333	–
Trustee fees and expenses payable	39	5,699
Chief compliance officer fee payable	26	4,105
Principal financial officer fees payable	–	859
Administration fees payable	1,594	26,366
Transfer agent fees payable	5,779	4,168
Professional fees payable	7,869	24,787
Custody fees payable	3,014	12,579
Accrued expenses and other liabilities	541	77,804

Total liabilities	190,457	30,824,213

NET ASSETS	$3,119,977	$656,633,279

NET ASSETS CONSIST OF
Paid-in capital (Note 6)	$2,885,459	$617,903,281
Accumulated net investment income/(loss)	(39,088)	592,383
Accumulated net realized gain on investments, securities sold short, written options, futures contracts, and total return swap contracts	74,923	2,243,449
Net unrealized appreciation on investments, securities sold short, written options, futures contracts, and total return swap contracts	198,683	35,894,166

NET ASSETS	$3,119,977	$656,633,279

INVESTMENTS, AT COST	$2,334,470	$519,073,649

See Notes to Financial Statements.

50	www.redmontfunds.com

Redmont Funds	Statements of Assets and Liabilities
October 31, 2014 (Unaudited)

	REDMONT RESOLUTE	REDMONT RESOLUTE
	FUND I	FUND II

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.67	N/A
Net Assets	$89,212	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,357	N/A
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.29	N/A
Class I:
Net Asset Value, offering and redemption price per share	$10.79	$11.32
Net Assets	$3,030,765	$656,633,279
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	280,792	57,995,154

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	51

Redmont Funds	Statements of Operations
For the Six Months Ended October 31, 2014 (Unaudited)

	REDMONT RESOLUTE FUND I	REDMONT RESOLUTE FUND II

INVESTMENT INCOME
Dividends	$14,935	$2,534,087
Interest	–	7,019
Foreign taxes withheld	(38)	(6,840)

Total investment income	14,897	2,534,266

EXPENSES
Investment advisory fees (Note 7)	27,295	4,852,452
Broker fees and charges on securities sold short	515	81,432
Administration fees	7,083	153,488
Transfer agency fees	23,395	18,725
Distribution and service fees
Class A	215	N/A
Professional fees	6,836	21,954
Custody fees	8,848	35,561
Reports to shareholders and printing fees	148	7,033
Trustee fees and expenses	67	10,292
Registration/filing fees	13,896	1,560
Chief compliance officer fees	131	23,704
Principal financial officer fees	36	5,009
Dividend expense on securities sold short	1,537	249,668
Other	3,787	10,938

Total expenses before waivers	93,789	5,471,816
Less fees waived/reimbursed by investment adviser (Note 7)
Class A	(1,896)	N/A
Class I	(61,941)	(4,495,135)

Total net expenses	29,952	976,681

NET INVESTMENT INCOME/(LOSS)	(15,055)	1,557,585

Net realized gain on investments	85,679	5,663,873
Net realized loss on securities sold short	(5,444)	(866,871)
Net realized gain on written options	–	15,776
Net realized loss on total return swap contracts	(1,507)	(151,157)
Net realized loss on foreign currency transactions	–	(30,417)
Net change in unrealized depreciation on investments	(26,808)	(594,015)
Net change in unrealized depreciation on securities sold short	(1,214)	(209,954)
Net change in unrealized appreciation on written options	–	40,503
Net change in unrealized appreciation on futures contracts	1,333	1,287,878
Net change in unrealized appreciation on total return swap contracts	6,637	1,111,286
Net change in unrealized appreciation on translation of assets and liabilities in foreign currency transactions	–	47

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	58,676	6,266,949

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,621	$7,824,534

See Notes to Financial Statements.

52	www.redmontfunds.com

Redmont Funds	Statements of Changes in Net Assets

	REDMONT RESOLUTE FUND I
	Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
OPERATIONS
Net investment loss	$(15,055)	$(13,472)
Net realized gain on investments, securities sold short, and total return swap contracts	78,728	1,493
Net realized gain distributions from other investment companies	–	31,794
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, futures contracts, and total return swap contracts	(20,052)	44,042

Net increase in net assets resulting from operations	43,621	63,857

DISTRIBUTIONS (NOTE 4)

Net realized gains on investments

Class A	–	(291)
Class I	–	(35,858)

Net decrease in net assets from distributions	–	(36,149)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	5,357	81,978
Class I	118,211	1,070,517
Dividends reinvested
Class A	–	291
Class I	–	35,858
Shares redeemed, net of redemption fees
Class A	(20,102)	–
Class I	(1,280,449)	(179,407)

Net increase/(decrease) in net assets derived from beneficial interest transactions	(1,176,983)	1,009,237

Net increase/(decrease) in Net Assets	(1,133,362)	1,036,945

NET ASSETS:
Beginning of period	4,253,339	3,216,394

End of period*	$3,119,977	$4,253,339

* Includes accumulated net investment loss of:	$(39,088)	$(24,033)

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	53

Redmont Funds	Statements of Changes in Net Assets

	REDMONT RESOLUTE FUND II
	Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
OPERATIONS
Net investment income	$1,557,585	$7,169,861
Net realized gain/(loss) on investments, securities sold short, written options, total return swap contracts, and foreign currency transactions	4,631,204	(5,891,610)
Net realized gain distributions from other investment companies	–	5,662,182
Net change in unrealized appreciation on investments, securities sold short, written options, futures contracts, total return swap contracts, and translation of assets and liabilities in foreign currency transactions	1,635,745	10,861,443

Net increase in net assets resulting from operations	7,824,534	17,801,876

DISTRIBUTIONS (NOTE 4)

Net investment income

Class I	–	(6,549,225)

Net realized gains on investments

Class I	–	(4,724,816)

Net decrease in net assets from distributions	–	(11,274,041)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class I	46,497,561	278,165,907
Dividends reinvested
Class I	–	11,258,768
Shares redeemed, net of redemption fees
Class I	(2,638,141)	(137,322,440)

Net increase in net assets derived from beneficial interest transactions	43,859,420	152,102,235

Net increase in Net Assets	51,683,954	158,630,070

NET ASSETS:
Beginning of period	604,949,325	446,319,255

End of period*	$656,633,279	$604,949,325

* Includes accumulated net investment income/(loss) of:	$592,383	$(965,202)

See Notes to Financial Statements.

54	www.redmontfunds.com

Redmont Resolute Fund I	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS A
	For the
	Six Months Ended		For the	For the	For the
	October 31, 2014		Year Ended	Year Ended	Period Ended
	(Unaudited)		April 30, 2014	April 30, 2013	April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.61		$10.63	$10.17	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.07)		(0.10)	(0.04)	(0.07)
Net realized and unrealized gain on investments	0.13		0.17	0.52	0.24

Total from Investment Operations	0.06		0.07	0.48	0.17

LESS DISTRIBUTIONS
Net investment income	–		–	(0.03)	–
Net realized gain on investments	–		(0.09)	(0.00)(c)	–

Total Distributions	–		(0.09)	(0.03)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	–		–	0.01	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.06		(0.02)	0.46	0.17

NET ASSET VALUE, END OF PERIOD	$10.67		$10.61	$10.63	$10.17

TOTAL RETURN(d)	0.57%		0.70%	4.81%	1.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$89		$104	$21	$1
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	5.53%(f)	(g)	5.38% (g)	6.47%	689.76%	(f)
Operating expenses including reimbursement/waiver(e)	2.03%(f)	(g)	2.08% (g)	2.30%	2.30%	(f)
Net investment loss including reimbursement/waiver(e)	(1.21)%	(f)	(0.99)%	(0.38)%	(2.21)%	(f)
PORTFOLIO TURNOVER RATE	30%	(h)	91%	25%	13%	(h)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.
(g)

Dividend and interest expense on securities sold short totaled 0.11% (annualized) and 0.08% of average net assets for the six months ended October 31, 2014 and the year ended April 30, 2014, respectively.

(h)	Not Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	55

Redmont Resolute Fund I	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS I
	For the
	Six Months Ended		For the	For the	For the
	October 31, 2014		Year Ended	Year Ended	Period Ended
	(Unaudited)		April 30, 2014	April 30, 2013	April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.70		$10.65	$10.18	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment loss(b)	(0.04)		(0.04)	(0.02)	(0.06)
Net realized and unrealized gain on investments	0.13		0.18	0.52	0.24

Total from Investment Operations	0.09		0.14	0.50	0.18

LESS DISTRIBUTIONS
Net investment income	–		–	(0.03)	–
Net realized gain on investments	–		(0.09)	(0.00)(c)	–

Total Distributions	–		(0.09)	(0.03)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00(c)		–	–	–

NET INCREASE IN NET ASSET VALUE	0.09		0.05	0.47	0.18

NET ASSET VALUE, END OF PERIOD	$10.79		$10.70	$10.65	$10.18

TOTAL RETURN(d)	0.84%		1.36%	4.96%	1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$3,031		$4,149	$3,195	$951
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(e)	5.14%(f)	(g)	4.85% (g)	5.87%	19.86%	(f)
Operating expenses including reimbursement/waiver(e)	1.63%(f)	(g)	1.73% (g)	1.90%	1.90%	(f)
Net investment loss including reimbursement/waiver(e)	(0.82)%	(f)	(0.35)%	(0.23)%	(1.78)%	(f)
PORTFOLIO TURNOVER RATE	30%	(h)	91%	25%	13%	(h)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(f)	Annualized.
(g)

Dividend and interest expense on securities sold short totaled 0.11% (annualized) and 0.08% of average net assets for the six months ended October 31, 2014 and the year ended April 30, 2014, respectively.

(h)	Not Annualized.

See Notes to Financial Statements.

56	www.redmontfunds.com

Redmont Resolute Fund II	Financial Highlights
For a share outstanding throughout the periods presented

	CLASS I
	For the
	Six Months Ended		For the	For the	For the
	October 31, 2014		Year Ended	Year Ended	Period Ended
	(Unaudited)		April 30, 2014	April 30, 2013	April 30, 2012(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$11.18		$11.05	$10.34	$10.00
INCOME/(LOSS) FROM OPERATIONS
Net investment income/(loss)(b)	0.03		0.13	0.11	(0.03)
Net realized and unrealized gain on investments	0.11		0.19	0.68	0.37

Total from Investment Operations	0.14		0.32	0.79	0.34

LESS DISTRIBUTIONS
Net investment income	–		(0.11)	(0.08)	–
Net realized gain on investments	–		(0.08)	–	–

Total Distributions	–		(0.19)	(0.08)	–

NET INCREASE IN NET ASSET VALUE	0.14		0.13	0.71	0.34

NET ASSET VALUE, END OF PERIOD	$11.32		$11.18	$11.05	$10.34

TOTAL RETURN(c)	1.25%		2.85%	7.65%	3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$656,633		$604,949	$446,319	$78,498
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.69%(e)	(f)	1.69% (f)	1.32%	1.63%	(e)
Operating expenses including reimbursement/waiver(d)	0.30%(e)	(f)	0.29% (f)	0.22%	1.13%	(e)
Net investment income/(loss) including reimbursement/waiver(d)	0.48%	(e)	1.19%	1.08%	(0.97)%	(e)
PORTFOLIO TURNOVER RATE	28%	(g)	114%	51%	18%	(g)

(a)	The Fund’s inception was December 30, 2011.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Annualized.
(f)

Dividend and interest expense on securities sold short totaled 0.10% (annualized) and 0.08% of average net assets for the six months ended October 31, 2014 and the year ended April 30, 2014, respectively.

(g)	Not Annualized.

See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	57

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust has 32 registered funds. This semi-annual report describes the Redmont Resolute Fund I and Redmont Resolute Fund II (each a “Fund” and collectively, the “Funds”). The Funds seek to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Redmont Resolute Fund I offers Class A and Class I shares and the Redmont Resolute Fund II offers Class I shares. All classes of shares of a particular Fund have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Each Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

58	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2014:

Redmont Resolute Fund I

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$348,279	$–	$–	$348,279
Exchange Traded Funds	291,429	–	–	291,429
Exchange Traded Notes	12,384	–	–	12,384
Limited Partnerships*	564	–	–	564
Open-End Mutual Funds	1,775,309	–	–	1,775,309
Short Term Investments
Money Market Fund	102,957	–	–	102,957
U.S. Treasury Bills	–	2,000	–	2,000

Total	$2,530,922	$2,000	$–	$2,532,922

Other Financial Instruments

Assets:
Futures Contracts	$1,333	$–	$–	$1,333
Total Return Swap Contracts	–	7,872	–	7,872
Liabilities:
Common Stocks*	(159,185)	–	–	(159,185)
Exchange Traded Funds	(1,930)	–	–	(1,930)
Limited Partnerships*	(1,354)	–	–	(1,354)

Total	$(161,136)	$7,872	$–	$(153,264)

Redmont Resolute Fund II
Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$91,882,471	$–	$–	$91,882,471
Exchange Traded Funds	5,558,723	–	–	5,558,723
Limited Partnerships*	92,294	–	–	92,294
Open-End Mutual Funds	438,233,456	–	–	438,233,456
Preferred Stocks*	104,514	–	–	104,514
Corporate Bonds	–	8,045,548	–	8,045,548
Foreign Government Bonds	–	261,353	–	261,353
Government Bonds	–	724,742	–	724,742
Short Term Investments
Money Market Fund	7,533,639	–	–	7,533,639
U.S. Treasury Bills	–	1,344,858	–	1,344,858

Total	$543,405,097	$10,376,501	$–	$553,781,598

Semi-Annual Report | October 31, 2014	59

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Other Financial Instruments

Assets:
Futures Contracts	$1,465,310	$–	$–	$1,465,310
Total Return Swap Contracts	–	1,320,492	–	1,320,492
Liabilities:
Common Stocks*	(25,894,891)	–	–	(25,894,891)
Exchange Traded Funds	(313,712)	–	–	(313,712)
Limited Partnerships*	(225,972)	–	–	(225,972)
Written Options	(37,570)	–	–	(37,570)
Futures Contracts	(177,432)	–	–	(177,432)

Total	$(25,184,267)	$1,320,492	$–	$(23,863,775)

*	For detailed descriptions, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Funds will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion its average daily net assets.

Short Sales: Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are

60	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from their investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than a year. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for each Fund to avoid or reduce taxes.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Funds primarily enter into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract.

Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

Each Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at October 31, 2014 are disclosed in the Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

The number of swap contracts held at October 31, 2014 is representative of the swap contract activity for the six months ended October 31, 2014.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

Futures: Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal

Semi-Annual Report | October 31, 2014	61

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Written option activity for the six months ended October 31, 2014 was as follows:

Redmont Resolute Fund II
		Written Call Options
	Contracts		Premiums
Outstanding, April 30, 2014	(121)		$55,327
Written	(164)		75,622
Covered	27		(17,575)
Exercised	121		(55,327)
Expired	49		(25,727)
Outstanding, October 31, 2014	(88)		$32,320

Risk Exposure: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statements of Assets and Liabilities as of October 31, 2014:

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value

Redmont Resolute Fund I
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on	$7,872	Unrealized depreciation on	$–
	total return swap contracts		total return swap contracts
Futures Contracts*	Variation margin receivable	1,333	Variation margin payable	–

Total		$9,205		$–

	* Risk Exposure to Fund
	Domestic Currency Contracts	$1,333		$–

		$1,333		$–

Risk Exposure	Asset Derivatives Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives Statements of Assets and Liabilities Location	Fair Value

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on	$1,320,492	Unrealized depreciation on	$–
	total return swap contracts		total return swap contracts
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	37,570
Futures Contracts*	Variation margin receivable	1,465,310	Variation margin payable	177,432

Total		$2,785,802		$215,002

	* Risk Exposure to Fund
	Equity Contracts	$742,497		$151,236
	Fixed Income Contracts	182,707		4,584
	Foreign Currency Contracts	540,106		21,612

		$1,465,310		$177,432

62	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

The effect of derivatives instruments on the Statements of Operations for the six months ended October 31, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation on Derivatives Recognized in Income

Redmont Resolute Fund I
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts		$(1,507)	$6,637
Futures Contracts*	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation on futures contracts		N/A	1,333

Total			$(1,507)	$7,970

	*Risk Exposure to Fund
	Domestic Currency Contracts	$	N/A	$1,333

		$	N/A	$1,333

Redmont Resolute Fund II
Equity Contracts (Total Return Swap Contracts)	Net realized loss on total return swap contracts/Net change in unrealized appreciation on total return swap contracts		$(151,157)	$1,111,286
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options		15,776	40,503
Futures Contracts*	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation on futures contracts		N/A	1,287,878

Total			$(135,381)	$2,439,667

	*Risk Exposure to Fund
	Equity Contracts	$	N/A	$591,261
	Fixed Income Contracts		N/A	178,123
	Foreign Currency Contracts		N/A	518,494

		$	N/A	$1,287,878

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

Certain derivative contracts and repurchase agreements are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

Semi-Annual Report | October 31, 2014	63

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2014:

Redmont Resolute Fund I

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statement of Financial Position

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset	Cash Collateral Received	Net Receivable Amount

Total Return Swap Contracts	$7,872	$–	$7,872	$–	$–	$7,872

Total	$7,872	$–	$7,872	$–	$–	$7,872

Redmont Resolute Fund II
Offsetting of Derivatives Assets
				Gross Amounts Not Offset in the Statement of Financial Position

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments Available for Offset	Cash Collateral Received	Net Receivable Amount

Total Return Swap Contracts	$1,320,492	$–	$1,320,492	$–	$–	$1,320,492

Total	$1,320,492	$–	$1,320,492	$–	$–	$1,320,492

4. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes

Redmont Resolute Fund I	$202,653	$(6,526)	$196,127	$2,336,795
Redmont Resolute Fund II	37,168,567	(3,180,144)	33,988,423	519,793,175

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gains

Redmont Resolute Fund I	$24,591	$11,558
Redmont Resolute Fund II	8,831,574	2,442,467

For the six months ended October 31, 2014, there were no distributions paid.

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Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and U.S. Government Obligations during the six months ended October 31, 2014 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Redmont Resolute Fund I	$890,585	$1,901,682
Redmont Resolute Fund II	209,277,052	147,258,350

Purchases and sales of U.S. Government Obligations during the six months ended October 31, 2014 were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities

Redmont Resolute Fund I	$–	$–
Redmont Resolute Fund II	1,024,593	35,251

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

Redmont Resolute Fund I

Class A:	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

Common Shares Outstanding - Beginning of Period	9,794	2,016
Common Shares Sold	496	7,751
Common Shares Issued as Reinvestment of Dividends	–	27
Common Shares Redeemed	(1,933)	–

Common Shares Outstanding - End of Period	8,357	9,794

Class I:	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

Common Shares Outstanding - Beginning of Period	387,727	299,893
Common Shares Sold	11,004	101,486
Common Shares Issued as Reinvestment of Dividends	–	3,354
Common Shares Redeemed	(117,939)	(17,006)

Common Shares Outstanding - End of Period	280,792	387,727

Redmont Resolute Fund II

Class I:	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

Common Shares Outstanding - Beginning of Period	54,134,098	40,383,121
Common Shares Sold	4,095,015	25,080,731
Common Shares Issued as Reinvestment of Dividends	–	1,013,390
Common Shares Redeemed	(233,959)	(12,343,144)

Common Shares Outstanding - End of Period	57,995,154	54,134,098

Semi-Annual Report | October 31, 2014	65

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. For the six months ended October 31, 2014 and the year ended April 30, 2014, the Funds retained fees as follows:

Fund	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
Redmont Resolute Fund I	$140	$–
Redmont Resolute Fund II	–	–

Fund	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Redmont Resolute Fund I	$–	$51
Redmont Resolute Fund II	–	–

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory

Highland Associates, Inc. (“Highland” or the Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets for each Fund.

As of April 1, 2013, the Adviser entered into an Investment Sub-Advisory Agreement with Robeco Investment Management, Inc. (“Robeco”) and with Pinebridge Investments LLC (“Pinebridge”) as of October 9, 2014. The Investment Sub-Advisory Agreements are in accordance with the Funds’ investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. The Adviser determines the allocation of each Fund’s assets among the Robeco, Pinebridge and Underlying Funds. The Funds are not required to invest with any minimum number of sub-advisers or Underlying Funds, and do not have minimum or maximum limitations with respect to allocations of assets to Robeco and Prinebridge (collectively the “Sub-Advisors”), investment strategy or market sector. Highland may change the allocation of each of the Fund’s assets among the available investment options, and may add or remove sub-advisers, at any time. The Sub-Advisors are responsible for the day-to-day management of its allocated portion of Fund assets. Highland has ultimate responsibility, subject to the oversight of the Board of the Funds, to oversee the Sub-Advisors, and to recommend their hiring, termination and replacement.

Pursuant to the each Investment Sub-Advisory Agreement, the Adviser pays the Sub-Advisors an annual sub-advisory management fee which is based on each Fund’s average quarterly market value of the assets managed by the Sub-Advisors. The Adviser is required to pay all fees due to Sub-Advisors out of the management fee the Adviser receives from each Fund. The following table reflects the Funds’ contractual sub-advisory fee rates.

Sub-Advisers	Average Daily Market Value of the Fund	Contractual Sub-Advisory Fee
	First $50 Million	0.55%
Pinebridge Investments LLC	First $50 Million	0.50%
	First $50 Million	1.25%
Robeco Investment Management, Inc.	Over $50 Million	1.00%

Effective September 1, 2013, the Adviser has agreed, with respect to Redmont Resolute Fund I’s Class A and Class I shares, to contractually to waive the portion of its 1.50% Management Fee in excess of the sum of 0.50% plus any sub-advisory fees paid by the Adviser to the Sub-Advisors, and/or reimburse the Fund (or class, as applicable) by the amount of such excess. In addition, after giving effect to the foregoing fee waiver and/or expense reimbursement, the Adviser has contractually agreed to limit the amount of the Fund’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, shareholder services fees, swap fees and expenses, acquired fund fees and expenses, sub-advisory fees, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.40% of the average daily net assets. The agreement is in effect through August 31, 2017. Pursuant to this agreement, the Fund will reimburse the Adviser for any fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

66	www.redmontfunds.com

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

Prior to September 1, 2013, the Adviser had contractually agreed to limit the amount of the Redmont Resolute Fund I’s total annual expenses (exclusive of Distribution and Service (12b-1) Fees, shareholder services fees, acquired fund fees and expenses, sub-advisory fees, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.90% of the average daily net assets.

For the six months ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees By Adviser
Redmont Resolute Fund I - Class A	$ (1,896)	$–
Redmont Resolute Fund I - Class I	(61,941)	–
Redmont Resolute Fund II - Class I	(4,495,135)	–

As of October 31, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Expires 2016	Expires 2015	Total

Redmont Resolute Fund I – Class A	$801	$2,377	$2,270	$5,448

Redmont Resolute Fund I – Class I	83,109	61,265	30,963	175,337

The Adviser has agreed, with respect to the Redmont Resolute Fund II Class I shares, to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to Sub-Advisors. This agreement is in effect through August 31, 2017.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Funds under the Administration, Bookkeeping and Pricing Services Agreement (the “Administrative Agreement”) with the Trust. ALPS is paid fees, accrued on a daily basis and billed on a monthly basis in total and allocated to each Fund, based on the greater of (a) an annual total fee for both Funds of $234,000 from the first to the last, or projected last, day of the then current year of service under the Administrative Agreement; or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Funds.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Redmont Resolute Fund I has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for Class A shares. The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision

Semi-Annual Report | October 31, 2014	67

Redmont Funds	Notes to Financial Statements
October 31, 2014 (Unaudited)

of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A shares, if any, and Plan fees may cost an investor more than other types of sales charges.

The Redmont Resolute Fund I has adopted a shareholder services plan (“Shareholder Services Plan”) for Class A shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statement of Operations.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Redmont Funds	DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS
October 31, 2014 (Unaudited)

On September 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and PineBridge Investments LLC (the “Sub-Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Sub-Advisory Agreement and other related materials.

In approving the Sub-Advisory Agreement with PineBridge Investments LLC (“PineBridge”), the Trustees, including the Independent Trustees, considered the following factors with respect to Redmont Resolute Fund I and Redmont Resolute Fund II (the “Redmont Funds”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee rate paid (a) by the Trust, on behalf of each Redmont Fund, to Highland Associates of 1.50% of each Redmont Fund’s daily average net assets, and (b) the contractual annual sub-advisory fee to be paid by Highland Associates to PineBridge of 0.55% of each of the Redmont Fund’s daily average net assets allocated to PineBridge up to $50 million, and 0.50% of each of the Redmont Fund’s daily average net assets allocated to PineBridge above $50 million, in light of the extent and quality of the advisory services to be provided by it to the Redmont Funds.

The Trustees considered the information they received comparing each Redmont Fund’s contractual annual advisory fee and overall expenses with those of funds in both the relevant expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the fees payable to PineBridge by Highland Associates, bearing in mind the contractual annual advisory fee of 1.50% and the estimated total expense ratios for the Class I and Class A Shares of the Redmont Resolute Fund I, taking into account the contractual fee waiver in place, and the estimated total expense ratio for the Class I Shares of the Redmont Resolute Fund II, taking into account the contractual fee waiver in place, were within an acceptable range.

Nature, Extent and Quality of the Services under the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Redmont Funds under the Sub-Advisory Agreement with PineBridge. The Trustees reviewed certain background materials supplied by PineBridge in its presentations, including their Forms ADV.

The Trustees reviewed and considered PineBridge’s investment advisory personnel, its history as asset managers and its performance and the amount of assets currently under management by it. The Trustees also reviewed the research and decision-making processes utilized by PineBridge, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Redmont Fund.

The Trustees considered the background and experience of PineBridge’s management in connection with the Redmont Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Redmont Funds assets allocated to it and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, PineBridge’s Compliance Manual.

Performance: The Trustees noted that since PineBridge had not yet begun to manage its portion of each Redmont Fund, there is no performance to be reviewed or analyzed at this time. The Trustees considered PineBridge’s reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees also considered composite returns provided by PineBridge, bearing in mind the limitations of using such data.

Profitability: The Trustees noted that since PineBridge had not yet begun to manage its portion of each Redmont Fund, there is no profitability to be reviewed or analyzed at this time.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Redmont Funds will be passed along to the shareholders under the proposed agreement.

Other Benefits to the Sub-Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by PineBridge from its relationship with the Redmont Funds, including soft dollar arrangements.

Semi-Annual Report | October 31, 2014	69

Redmont Funds	DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS
October 31, 2014 (Unaudited)

The Board summarized its deliberations with respect to the Sub-Advisory Agreement with PineBridge. In selecting PineBridge and the fees charged under the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—	the contractual investment advisory fees received by Highland Associates with respect to each Redmont Fund were unchanged as a result of entering into these sub-advisory agreements;
—	the nature, extent and quality of services to be rendered by PineBridge under the Sub-Advisory Agreement were adequate;
—	there was no performance history for PineBridge with respect to the Redmont Funds for the Board to consider;
—	since PineBridge had not yet begun to manage its portion of each Redmont Fund, there was no profitability to be reviewed or analyzed; and
—	there were no material economies of scale or other incidental benefits accruing to PineBridge in connection with its relationship with the Redmont Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that PineBridge’s compensation for sub-investment advisory services is consistent with the best interests of each Redmont Fund and its shareholders.

70	www.redmontfunds.com

Redmont Funds	Additional Information
October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866) 759-5679 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2014	71

Redmont Funds	Notes

72	www.redmontfunds.com

SEAFARER FUNDS

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

SEMI-ANNUAL REPORT

October 31, 2014

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

October 31, 2014

LETTER TO SHAREHOLDERS

November 11, 2014

Dear Fellow Shareholders,

I am pleased to address you once again on behalf of the Seafarer Overseas Growth and Income Fund. This report addresses the first half of the Fund’s fiscal year (May 1 to October 31, 2014).

During the semi-annual period, the Fund gained 2.38%, while the Fund’s benchmark, the MSCI Emerging Markets Total Return Index, rose 3.96%.1 By way of broader comparison, the S&P 500 Index increased 8.22%.

The Fund began the fiscal year with a net asset value of $11.59 per share. In June, the Fund paid a semi-annual distribution of $0.075 per share. That payment brought the cumulative distribution per share, as measured from the Fund’s inception,2 to $0.749. The Fund finished the semi-annual period with a value of $11.79 per share.3

Performance Review

The first half of the fiscal year was marked by substantial swings in the value of both the Fund and the benchmark index.

Initially, both surged higher together: between the close of the prior fiscal year (April 30) and September 3, the Fund and the index gained 7.16% and 12.29%, respectively. However, early September proved to be the near-term peak in the emerging markets. By the end of October, both the Fund and the index had retreated substantially from the highs of September, and each finished the semi-annual period with only modest gains, as noted above.

When markets were rising prior to September, the Fund’s performance lagged its benchmark in part because of what the portfolio held (its Vietnam positions slumped), but mostly because of what it chose to omit (Taiwan technology firms surged, along with China banks, and China and Russia energy companies).

The Fund’s Vietnam holdings had enjoyed a modest degree of outperformance in the first several months of the calendar year, but over the summer, their prices crumbled as hostilities between China and Vietnam escalated. During the past several years, China has grown more assertive in its efforts to explore for oil in the South China Sea. This summer, China declared sovereignty over a section of what had been recognized as the East Vietnam Sea, and promptly inserted an oil rig in the contested waters. Vietnam’s coast guard retaliated by cutting the rig loose from its mooring, and Chinese warships circled. The conflict spilled onshore as Vietnamese protested Chinese presence on the country’s soil, and violent protesters burned or destroyed properties and factories they perceived to be of Chinese ownership. The local stock market plummeted in response, and the Fund’s Vietnam holdings detracted from performance. Seafarer continues to monitor the conflict; at this time, though, I do not believe this event constitutes sufficient grounds to exit the portfolio’s positions, given their strong growth prospects and reasonable valuations.

Meanwhile, the Fund’s lack of exposure to small and mid-size technology companies – mostly located in Taiwan – caused it to lag the benchmark during the market’s run-up. While interesting investments occasionally surface among the sea of smaller technology firms located in and around Taipei, this group of companies in general is not distinguished by sustainable growth. Most companies make components for consumer electronics or computers, and while some grow quickly for a while, often their good fortune is not sustainable, as their products are rapidly commoditized, or as technological evolution renders their products obsolete. Their share prices can jump rapidly higher for a time when their products are in vogue. Nevertheless, I rarely find much that is worthwhile or sustainable in this segment of the market, though there are sometimes exceptions.

Semi-Annual Report | October 31, 2014	1

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

October 31, 2014

Chinese equities were spurred higher over the summer for several reasons. First, stock prices had become overly depressed in the spring, and were therefore perhaps poised for a modest recovery, which indeed occurred. Second, the Chinese government had ample cause to provide mild stimulus to the economy, not only to offset slowing growth, but also to facilitate the recovery and recapitalization of the state-backed domestic banking system. Third, markets were cheered by news in early August that a former member of China’s elite politburo had been arrested. Investors took this as a sign that a long-running and wide-ranging anti-graft campaign was near an end – and consequently that politics and economics “as usual” (i.e. growth-oriented policy-making) might soon resume. Together, these three factors sustained Chinese stocks through the late summer.
September’s arrival ended the markets’ run. Early in the month, a series of economic reports indicated that the U.S. economy was growing faster than was broadly anticipated. Economic strength prompted investors to re-evaluate their expectations regarding the pace and magnitude of future interest rate increases, even as the Governors of the Federal Reserve cautioned that “conditions may warrant keeping the target federal funds rate below levels [viewed] as normal” for some time to come.4 The resulting change in expectations brought about a sharp decline in global stock and foreign currency markets.

Around the same time, a number of unwelcome events struck the emerging markets simultaneously. First, economic reports revealed that the Chinese economy was unexpectedly weak, despite the aforementioned stimulus measures introduced over the summer. Second, Brazil’s incumbent president, Dilma Rousseff, won re-election by a narrow margin – and the Brazilian currency (the real) and stocks declined out of fear that Rousseff’s victory would beget further fiscal stress and economic stagnation. Third, geopolitical concerns regarding Russia’s involvement in Ukraine resurfaced, and currency markets weakened after the release of new reports that Russia’s government was contemplating closing its capital account to foreign exchange. All of these events combined to eliminate the gains of the Fund and the index such that both slumped toward the end of the semi-annual period.

The bulk of the Fund’s holdings were unable to escape September’s downdraft, though the Fund fell less rapidly than the index. The Fund’s holdings in Brazil and Turkey weighed heavily on performance: both countries’ stock markets reacted badly to the prospect of higher interest rates, and their respective currencies fell very sharply, too. Of the two markets, Brazil was especially hard-hit, swooning on the re-election of President Rousseff. I acknowledge that both countries’ currencies are somewhat vulnerable in the short run to changing interest rate conditions, yet I am not particularly concerned about currency risks in the context of the Fund’s construction and long-term investment horizon.

If you wish to review a more detailed discussion of the Fund’s performance and holdings, Seafarer publishes four portfolio reviews per year. Each corresponds to a standard calendar quarter. Please visit www.seafarerfunds.com/archives for further information.

The Rise of Value

Note to readers: this section of the Letter to Shareholders is largely repetitive of a similar commentary published in Seafarer’s Portfolio Review for the third quarter of 2014.5 We are re-publishing the contents here because we believe the underlying ideas are important to convey to all shareholders. If you have previously read the aforementioned review, you may wish to skip to the next section of the letter, titled “Some Brief Announcements.”

The recent turmoil in global stock markets places the near-term outlook in sharp focus: where are markets headed next?

In my judgment, valuations within the emerging markets are generally favorable to long-term investors. Offsetting this is the precarious state of the Chinese economy, tepid growth in Europe and Latin America, severe instability in Eastern Europe and the Middle East, and the prospect of substantially higher interest rates in the U.S. Uncertainty prevails.

2	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

October 31, 2014

Unfortunately – but as usual – I have no means to determine the near-term direction of markets with any precision. Despite prevailing risks, the Fund’s portfolio holdings are attractive, and thus the Fund remains near full investment – very little cash is held in reserve right now. Yet even as the near-term is murky, I believe the longer-term outlook has recently come into sharper focus. A very important structural change – one that I think has been a long time in coming – has just begun to reshape the investment landscape within the developing world. I think the consequence of this change will play out over the next decade, at a minimum.

Before I explain this change, I need to provide some background. For the past sixteen years, I have subscribed to an investment philosophy that stresses “growth” over “value.” By “value,” I mean an investment approach that places its primary emphasis on the inherent cheapness of a company’s balance sheet, and which places secondary weight on the growth prospect of the company’s income statement. Such cheapness usually stems from an excessive amount of cash on the balance sheet; or assets whose liquidation value exceeds the company’s market capitalization; or operating assets that would become substantially more productive (and therefore more valuable) if in the hands of a more capable owner-operator.

When pursuing “growth,” I have never shunned “value.” On the contrary: I know price matters a great deal. I know that long-term investment success hinges on the pursuit of securities with reasonable prices, and the avoidance of securities with excessive valuations. In abstract, I prefer the concept “value” to “growth.” However, I have built the Fund’s investment strategy around a conservative “growth and income” strategy out of practical necessity. In the past, I have had substantial doubts as to whether a classic “value” strategy could be effectively implemented within the developing world – “value” seemed destined to become a “value trap.” Pursuing a “growth and income” strategy was a viable alternative. The strategy’s exposure to growth would ostensibly generate an underlying, compounding rate of return. The strategy’s focus on generating a reasonable measure of current income was intended to ensure the portfolio of stocks exhibited satisfactory value, and would be less prone to the volatility inherent to the emerging markets.

While I might prefer “value” in abstract, my doubts about it in practice stem from the many structural impediments that the emerging markets present to the pursuit of a classic value investment approach. Most of those impediments are a function of the rudimentary state of the protections afforded passive minority investors, especially foreigners (such as the Fund). In order to realize the value embedded in a cheap balance sheet, a minority investor must often invest patiently for an extended period, awaiting the catalyst that will ultimately unlock the value.

The problem with waiting in the developing world is that most countries lack sufficient legal, financial, accounting and regulatory standards to protect minority investors from abuse by “control parties.” A control party is the dominant owner of a given company. Without appropriate safeguards, minorities have little hope of avoiding exploitation while they wait; nor do they have sufficient legal clout to exert pressure on the control party to accelerate the realization of value. Thus in the past, a prospective “value” investment was more likely to be a “trap” than a source of long-term return. A passive, minority investor in common stock might be forced to wait a very long time before realizing the “value” underpinning the investment – if they realized anything at all.

Other challenges exist for a “value” strategy in the developing world. “Change-of-control” investors – either private equity firms, or operating companies attempting to consolidate their industry – are typically thwarted in their attempts to wrestle control from negligent control parties, thus precluding an important means by which investors might realize “value.” Change-of-control investors usually face legal and cultural barriers that impede their ability to execute hostile takeovers. Incumbent control parties are often secure in their status, benefiting from political patronage, legal systems that hamper takeovers, and guanxi.6 Another historical impediment to takeovers has been the stunted nature of debt capital markets. Capital markets in the developing world have historically been small and shallow. Obviously, leveraged buyouts and other “take private” transactions will struggle if local currency debt markets are not deep enough to provide the requisite capital.

Perhaps the most significant impediment is the relatively minimal presence of large, domestic institutional investors (i.e. pension funds, endowments, and other asset managers) within developing

Semi-Annual Report | October 31, 2014	3

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

October 31, 2014

markets. The absence of such institutions can hamper the realization of “value”: institutions with vested economic interests are often critical to ensuring a basic standard of economic discipline and corporate governance within a given market. Furthermore, such institutions usually enjoy as much or more local political clout than the control parties they might seek to discipline; this allows them to exert pressure for better governance in a way that very few foreign investors can. Historically, though, domestic institutional investors have been most notable for their minimal presence, or outright absence. Where such institutions exist, they have been mostly unable or unwilling to exercise their economic power to improve governance and corporate performance. Structural impediments such as these – common throughout the developing world – meant that a classic “value” approach had little chance of success in the past.

Now to the present day: all of this is changing. I believe that the prerequisites for realizing a “value” strategy in developing markets are materializing, slowly but steadily. Accounting standards, for example, have undergone enormous improvements in the past fifteen years. The resulting transparency means that it is much harder for control parties to abuse their position. Legal systems, while still imperfect, enforce much greater equality between shareholders than in the past. This means that minority investors and foreigners are on better footing relative to local investors and incumbent control parties.

Change-of-control investors are beginning to emerge. Private equity, while still small, is much better organized and funded than in the past. Local currency debt markets have mushroomed; they now seem large enough to support takeovers and buyouts efficiently. Perhaps most importantly, large domestic institutions have begun to credibly execute their investment mandates. Political reality has caught up with them: fiscal pressures and looming pension liabilities have forced such institutions to get serious about achieving better returns from their investment portfolios on behalf of their constituents. This in turn has prompted institutions to demand more from wayward companies and their management teams; they expect improved profitability and higher dividends. All of the aforementioned changes suggest the investment landscape has been altered – subtly, but irrevocably. Moreover, I believe the natural evolution of these markets will only magnify and sustain the structural change. The future holds further improvements in accounting and legal standards, the proliferation of change-of-control investors, and the rise of domestic institutional investors.

Taken together, all of these changes suggest the time for “value” has finally arrived in the emerging world. You will see Seafarer explore this approach in the future – though in doing so, the Fund will not deviate in any material way from its “growth and income” strategy. From the Fund’s inception, I have experimented with positions that were heavier on “balance sheet value” and somewhat lighter on “growth and income” than was normal for the strategy. Happily, most of those experiments have borne fruit, and consequently, I plan to expand the Fund’s exposure to “value-heavy / growth-and-income” positions. I believe the rise of “value” will be an important feature of investment in the emerging world for the decade to come.

Some Brief Announcements

I am pleased to report that Seafarer Capital Partners, the investment adviser for your Fund, continues to invest in its own capabilities, as well the cost structure of the Fund itself.

On September 1, Seafarer Capital Partners undertook an expense reduction (known as a “contractual cap”), such that the Fund’s net expenses were reduced to 1.25% for the Investor class and 1.05% for the Institutional class.7 This is the second such expense reduction since the Fund’s inception. In addition, and at the same time, Seafarer Capital Partners reduced its management fee for the Fund from 0.85% to 0.75%. Seafarer’s management fee constitutes a portion of the Fund’s overall expenses, and therefore such fees are subject to the aforementioned expense cap. For further background on these fee reductions, please see the Letter to Shareholders from the Fund’s Annual Report dated April 30, 2014.8

Seafarer’s team continues to grow. In August, we welcomed Sameer Agarwal to the firm. Sameer joins us as a research analyst. His background spans the developing world, with particular emphasis on

4	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Letter to Shareholders

October 31, 2014

India, and he is well versed in many valuation techniques and fundamental analyses. He is an excellent complement to our research team.

In September, Daniel Duncan joined the Seafarer team as a Vice President. Daniel leads the firm’s business development and client service efforts. He is the first person within Seafarer to engage in a client-facing role. Daniel and I worked together previously, and over the years he has earned my trust and respect. I am so pleased by the opportunity to work with him again.

Amid the continued volatility that has characterized the emerging markets, we wish to thank you for entrusting us with your patience and your capital. It is an honor to serve as your investment adviser in the emerging markets.

Sincerely,

Andrew Foster

Chief Investment Officer

Seafarer Capital Partners, LLC

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. It is not possible to invest directly in this or any index.

The S&P 500 Total Return Index is a stock market index based on the market capitalizations of 500 large companies with common stock listed on the NYSE or NASDAQ. It is not possible to invest directly in this or any index.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Seafarer Capital Partners, LLC nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

[1]	References to the “Fund” pertain to the Fund’s Institutional share class (ticker: SIGIX). The Investor share class (ticker: SFGIX) returned 2.27% during the semi-annual period.
[2]	The Fund’s inception date is February 15, 2012.
[3]	The Fund’s Investor share class began the fiscal year with a net asset value of $11.58 per share; it paid a semi-annual distribution of $0.072 per share in June; and it finished the semi-annual period with a value of $11.77 per share.
[4]	Federal Reserve Board of Governors, Federal Open Market Committee, Press Release, 17 September 2014 (www.federalreserve.gov/newsevents/press/monetary/20140917a.htm).
[5]	The Portfolio Review for the third quarter of 2014 is available at www.seafarerfunds.com/fund/portfolio-review/2014/09/Q3. Information on the website is provided for textual reference only, and is not incorporated by reference into this letter or report.
[6]	Guanxi is a Chinese term used to describe business or social relationships that may result in the exchange of favors or connections that are beneficial for the parties involved.
[7]	Seafarer Capital Partners contractually committed to lower the expenses of the Fund for the ensuing twelve months, with the intent to renew the same obligation for the foreseeable future.
[8]	The Letter to Shareholders from the Annual Report dated April 30, 2014 is available at www.seafarerfunds.com/fund/shareholder-letter/2014/04/annual

Semi-Annual Report | October 31, 2014	5

Seafarer Overseas Growth and Income Fund	Portfolio Review

October 31, 2014

Seafarer Overseas Growth and Income Fund Performance

Total Return (As of October 31, 2014)	1 Year	Since Inception* - Annualized	Net Expense Ratio**
Investor Class (SFGIX)	3.31%	8.74%	1.25%
Institutional Class (SIGIX)	3.51%	8.88%	1.05%
MSCI Emerging Markets Total Return Index^	0.98%	1.52%

Gross expense ratio: 1.66% for Investor Class; 1.51% for Institutional Class. Ratios as of the Prospectus dated August 31, 2014**

All performance is in U.S. dollars with gross (pre-tax) dividends and/or distributions reinvested. The performance data quoted represents past performance and does not guarantee future results. Future returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. To obtain the Fund’s most recent month-end performance, visit seafarerfunds.com or call (855) 732-9220.

*	Inception Date: February 15, 2012.
**

Seafarer Capital Partners, LLC has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.25% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through August 31, 2015.

^

The MSCI Emerging Markets Total Return Index, Standard (Large+Mid Cap) Core, Gross (dividends reinvested), USD is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index code: GDUEEGF. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

6	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

October 31, 2014

Performance of a $10,000 Investment Since Inception

*	Inception Date: February 15, 2012.

The chart shown above represents historical performance of a hypothetical investment of $10,000 in the Fund’s Investor Class shares for the period from inception to October 31, 2014. All returns reflect reinvested dividends and/or distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Fund also offers Institutional Class shares, performance for which is not reflected in the chart above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Strategy

The Fund invests primarily in the securities of companies located in developing countries. The Fund invests in several asset classes including dividend-paying common stocks, preferred stocks, convertible bonds, and fixed-income securities.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection compared to a portfolio that invests only in the common stocks of those countries.

Semi-Annual Report | October 31, 2014	7

Seafarer Overseas Growth and Income Fund	Portfolio Review

October 31, 2014

 Fund Characteristics

Inception Date	February 15, 2012
Net Assets	$126.7M
Portfolio Turnover[1]	13%

	Investor Class	Institutional Class
Ticker	SFGIX	SIGIX
NAV	$11.77	$11.79
30-Day SEC Yield	1.99%	2.17%
Fund Distribution Yield	0.99%	1.09%
Net Expense Ratio	1.25%	1.05%
Redemption Fee (within 90 calendar days)	2.00%	2.00%
Minimum Initial Investment	$2,500	$100,000
Minimum Initial Investment - Automatic Investment Plan	$1,500	$100,000
Minimum Initial Investment - Retirement Account	$1,000	$100,000

 Underlying Portfolio Holdings

Number of Holdings	46
% of Net Assets in Top 10 Holdings	33%
Weighted Average Market Cap	$21.4B
Market Cap of Portfolio Median Dollar	$4.1B
Gross Portfolio Yield[2,3]	3.2%
Price / Book Value[2]	1.9
Price / Earnings[2,4]	13.2
Earnings Per Share Growth[2,4]	8%

[1]	For the six months ended October 31, 2014. Portfolio Turnover is for a period less than one year and is not annualized.
[2]	Calculated as a harmonic average of the underlying portfolio holdings.
[3]

Gross Portfolio Yield = gross yield for the underlying portfolio, estimated based on the dividend yield for common and preferred stocks and yield to maturity for bonds. This measure of yield does not account for offsetting Fund expenses and other costs, and consequently it should not be construed as the yield that an investor in the Fund would receive.

[4]	Based on consensus earnings estimates for next year. Excludes securities for which consensus earnings estimates are not available.

Past performance does not guarantee future results.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer.

30-Day SEC Yield: a standard yield calculation developed by the Securities and Exchange Commission (SEC). It represents net investment income earned by the Fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate.

Fund Distribution Yield: a measure of the sum of the Fund’s income distributions during the trailing 12 months divided by the previous month’s NAV (adjusted upward for any capital gains distributed over the same time period).

Price / Book Value: the value of a company’s common shares, divided by the company’s book value.

Price / Earnings: the market price of a company’s common shares divided by the earnings per common share as forecast for next year.

Earnings Per Share (EPS) Growth: forecast growth rate of earnings per common share next year, expressed as a percentage.

Seafarer does not warrant the data’s accuracy, and disclaims any responsibility for its use for investment purposes.

8	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

October 31, 2014

Top 10 Holdings

Holding	Sector	Country	% Net Assets	Issuer Mkt Cap ($B)	Yield[1]	Price / Book	Price / Earnings[2]	EPS Growth[2]
Samsung Electronics Co. Ltd., Pfd.	Information Technology	South Korea	4.0%	$170.6	1.5%	1.1	8	-9%
Infosys, Ltd. ADR	Information Technology	India	3.9%	$38.4	1.7%	4.9	18	8%
Singapore Telecommunications Ltd.	Telecom. Services	Singapore	3.8%	$46.9	4.4%	2.4	15	6%
Valid Solucoes	Industrials	Brazil	3.7%	$0.9	2.0%	4.0	16	20%
Dongsuh Co. Inc[3]	Consumer Staples	South Korea	3.2%	$1.9	2.6%	2.0	–	–
Sindoh Co. Ltd.[3]	Information Technology	South Korea	3.1%	$0.7	3.2%	0.8	–	–
Hisamitsu Pharmaceutical Co., Inc.	Health Care	Japan	3.0%	$3.1	2.1%	1.6	21	-16%
Odontoprev SA	Health Care	Brazil	3.0%	$1.9	4.5%	7.2	20	10%
Hang Lung Properties, Ltd.	Financials	China / Hong Kong	2.8%	$14.0	3.1%	0.9	17	4%
Astra International TbK PT	Consumer Discretionary	Indonesia	2.8%	$22.7	3.2%	3.0	12	11%

Cumulative Weight of Top 10 Holdings:			33%
Total Number of Holdings:			46

[1]	Yield = dividend yield for common and preferred stocks and yield to maturity for bonds.
[2]	Based on consensus earnings estimates for next year.
[3]	Consensus estimates for earnings and EPS growth are not available for this security.

Portfolio holdings are subject to change.

Sources: ALPS Fund Services, Inc., Bloomberg, Seafarer. Seafarer does not warrant the data’s accuracy and disclaims any responsibility for its use for investment purposes.

Semi-Annual Report | October 31, 2014	9

Seafarer Overseas Growth and Income Fund	Portfolio Review

October 31, 2014

Portfolio Composition

Region/Country	% Net Assets
East and South Asia	62
China / Hong Kong	17
India	6
Indonesia	4
Japan	5
Malaysia	3
Singapore	9
South Korea	10
Taiwan	4
Vietnam	4
Eastern Europe	14
Poland	7
Turkey	7
Latin America	18
Brazil	11
Chile	1
Mexico	5
Middle East & Africa	4
South Africa	4
Cash and Other Assets, Less Liabilities	2
Total	100

Asset Class	% Net Assets
Common Stock	80
ADR	7
Preferred Stock	5
Foreign Currency Government Bond	3
Foreign Currency Convertible Bond	2
USD Convertible Bond	1
Cash and Other Assets, Less Liabilities	2
Total	100

Market Capitalization of Issuer	% Net Assets
Large Cap (over $10 billion)	37
Mid Cap ($1 - $10 billion)	41
Small Cap (under $1 billion)	18
Not Applicable	3
Cash and Other Assets, Less Liabilities	2
Total	100

Sector	% Net Assets
Consumer Discretionary	10
Consumer Staples	9
Financials*	17
Government	3
Health Care	13
Industrials	12
Information Technology	22
Materials	5
Telecommunication Services	5
Utilities	2
Cash and Other Assets, Less Liabilities	2
Total	100

*

The Fund’s concentration in the Financials sector includes holdings in property-related stocks, which are classified within the “Financials sector” according to the Global Industry Classification Standard (GICS) methodology utilized herein. Property-related holdings comprised 4% of the Fund’s net assets as of October 31, 2014.

    Percentage values may not sum to 100% due to rounding.

10	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio Review

October 31, 2014

Top 5 Performance Contributors and Detractors

For the six months ended October 31, 2014

Contributors	% Net Assets[1]
Dongsuh Co. Inc	3.2
Xinhua Winshare Publishing and Media Co., Ltd.	2.7
Sun Pharma Advanced Research Co., Ltd.	2.5
Infosys, Ltd. ADR	3.9
Hartalega Holdings Bhd	2.5

Detractors	% Net Assets[1]
Samsung Electronics Co. Ltd., Pfd.	4.0
Odontoprev SA	3.0
Ulker Biskuvi Sanayi AS	2.1
Cia Vale do Rio Doce, Pfd.	1.4
Grupo Herdez SAB de CV	2.6

[1]	As of end of period.

Source: Bloomberg. Seafarer does not warrant the data’s accuracy and disclaims any responsibility for its use for investment purposes.

Semi-Annual Report | October 31, 2014	11

Seafarer Overseas Growth and Income Fund	Disclosure of Fund Expenses

October 31, 2014 (Unaudited)

As a shareholder of the Fund you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2014 and held until October 31, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05/01/14	Ending Account Value 10/31/14	Expense Ratio(a)	Expenses Paid During Period 05/01/14 - 10/31/14(b)
Investor Class
Actual	$ 1,000.00	$ 1,022.70	1.34%	$ 6.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.45	1.34%	$ 6.82

Institutional Class
Actual	$ 1,000.00	$ 1,023.80	1.17%	$ 5.97
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.31	1.17%	$ 5.96

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

12	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2014 (Unaudited)

	Currency	Shares	Value
COMMON STOCKS (84.5%)
Brazil (6.6%)
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	BRL	290,000	$4,655,636
Odontoprev SA	BRL	1,040,500	3,758,212

Total Brazil			8,413,848

Chile (1.4%)
Corpbanca SA	CLP	135,000,000	1,814,952

Total Chile			1,814,952

China / Hong Kong (14.9%)
Hang Lung Properties, Ltd.	HKD	1,125,000	3,510,570
Xinhua Winshare Publishing and Media Co., Ltd., Class H	HKD	3,675,000	3,430,881
Pico Far East Holdings, Ltd.	HKD	13,804,000	3,417,559
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	HKD	2,400,000	2,420,069
Greatview Aseptic Packaging Co., Ltd.	HKD	3,675,000	2,407,304
Digital China Holdings, Ltd.	HKD	2,150,000	2,001,638
Dongfang Electric Corp., Ltd., Class H	HKD	1,000,000	1,691,779

Total China / Hong Kong			18,879,800

India (6.4%)
Infosys, Ltd., ADR	USD	73,000	4,880,780
Sun Pharma Advanced Research Co., Ltd.(a)	INR	980,000	3,165,049

Total India			8,045,829

Indonesia (2.8%)
Astra International Tbk PT	IDR	6,230,000	3,492,615

Total Indonesia			3,492,615

Japan (4.8%)
Hisamitsu Pharmaceutical Co., Inc.	JPY	117,000	3,843,579
NTT DOCOMO, Inc.	JPY	132,500	2,196,439

Total Japan			6,040,018

Semi-Annual Report | October 31, 2014	13

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2014 (Unaudited)

	Currency	Shares	Value
Malaysia (2.5%)
Hartalega Holdings Bhd	MYR	1,500,000	$3,192,217

Total Malaysia			3,192,217

Mexico (4.7%)
Grupo Herdez SAB de CV	MXN	1,275,000	3,275,968
Grupo Financiero Banorte SAB de CV	MXN	425,000	2,723,661

Total Mexico			5,999,629

Poland (7.2%)
Bank Pekao SA	PLN	64,000	3,345,027
Asseco Poland SA	PLN	205,000	3,042,175
PGE SA	PLN	410,000	2,689,283

Total Poland			9,076,485

Singapore (8.1%)
Singapore Telecommunications, Ltd.	SGD	1,620,000	4,766,560
SIA Engineering Co., Ltd.	SGD	825,000	3,056,745
Keppel Corp., Ltd.	SGD	325,000	2,388,106

Total Singapore			10,211,411

South Africa (4.5%)
Sanlam, Ltd.	ZAR	500,000	3,157,370
EOH Holdings, Ltd.	ZAR	260,000	2,536,884

Total South Africa			5,694,254

South Korea (6.3%)
Dongsuh Co., Inc.	KRW	211,157	4,109,612
Sindoh Co., Ltd.	KRW	59,000	3,903,044

Total South Korea			8,012,656

Taiwan (4.2%)
Taiwan Semiconductor Manufacturing Co., Ltd.	TWD	550,000	2,359,739
Taiwan Hon Chuan Enterprise Co., Ltd.	TWD	1,040,000	1,702,760

14	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2014 (Unaudited)

	Currency	Shares	Value
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	USD	58,000	$1,277,160

Total Taiwan			5,339,659

Turkey (6.2%)
Aselsan Elektronik Sanayi Ve Ticaret AS	TRY	585,000	2,658,313
Ulker Biskuvi Sanayi AS	TRY	360,000	2,656,289
Arcelik AS	TRY	420,000	2,579,353

Total Turkey			7,893,955

Vietnam (3.9%)
Bao Viet Holdings	VND	1,065,000	1,941,823
Nam Long Investment Corp.	VND	2,333,190	1,940,670
Vietnam National Reinsurance Corp.	VND	634,790	626,438
Dry Cell & Storage Battery JSC	VND	424,290	476,529

Total Vietnam			4,985,460

TOTAL COMMON STOCKS (Cost $104,171,081)			107,092,788

PREFERRED STOCKS (7.8%)
Brazil (3.8%)
Banco Bradesco SA, ADR	USD	202,500	3,033,450
Vale SA	BRL	210,000	1,826,345

Total Brazil			4,859,795

South Korea (4.0%)
Samsung Electronics Co., Ltd.	KRW	5,500	5,069,101

Total South Korea			5,069,101

TOTAL PREFERRED STOCKS (Cost $10,771,105)			9,928,896

Semi-Annual Report | October 31, 2014	15

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2014 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount	Value
FOREIGN CURRENCY CONVERTIBLE BONDS (2.2%)
China / Hong Kong (2.2%)
ASM Pacific Technology, Ltd.	HKD	2.00%	03/28/19	20,000,000	$2,817,483

Total China / Hong Kong					2,817,483

TOTAL FOREIGN CURRENCY CONVERTIBLE BONDS (Cost $2,763,230)					2,817,483

FOREIGN CURRENCY GOVERNMENT BONDS (2.7%)
Brazil (1.0%)
Brazilian Government International Bond	BRL	10.25%	01/10/28	3,000,000	1,256,104

Total Brazil					1,256,104

Indonesia (0.8%)
Indonesia Treasury Bond, Series FR70	IDR	8.38%	03/15/24	11,000,000,000	933,202

Total Indonesia					933,202

Turkey (0.9%)
Turkey Government Bond	TRY	8.80%	09/27/23	2,500,000	1,144,467

Total Turkey					1,144,467

TOTAL FOREIGN CURRENCY GOVERNMENT BONDS (Cost $3,266,196)					3,333,773

USD CONVERTIBLE BONDS (1.0%)
Singapore (1.0%)
Olam International, Ltd.	USD	6.00%	10/15/16	$1,200,000	1,285,500

Total Singapore					1,285,500

TOTAL USD CONVERTIBLE BONDS (Cost $1,250,540)					1,285,500

16	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Portfolio of Investments

October 31, 2014 (Unaudited)

Value

TOTAL INVESTMENTS
(Cost $122,222,152) (98.2%)	$124,458,440

Cash and Other Assets, Less Liabilities (1.8%)	2,276,754

NET ASSETS (100.0%)	$126,735,194

(a)	Non-income producing security.

Certain securities were fair valued in accordance with procedures established by the Fund’s Board of Trustees (Note 2).

Currency Abbreviations
BRL	-	Brazil Real
CLP	-	Chile Peso
HKD	-	Hong Kong Dollar
IDR	-	Indonesia Rupiah
INR	-	India Rupee
JPY	-	Japan Yen
KRW	-	South Korea Won
MXN	-	Mexico Peso
MYR	-	Malaysia Ringgit
PLN	-	Poland Zloty
SGD	-	Singapore Dollar
TRY	-	Turkey Lira
TWD	-	Taiwan New Dollar
USD	-	United States Dollar
VND	-	Vietnam Dong
ZAR	-	South Africa Rand

Common Abbreviations:
ADR	-	American Depositary Receipt.
AS	-	Andonim Sirketi, Joint Stock Company in Turkey.
Bhd	-	Berhad, Public Limited Company in Malaysia.
JSC	-	Joint Stock Company.
Ltd.	-	Limited.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	-	A variable capital company.
Tbk PT	-	Terbuka is the Indonesian term for limited liability company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s geographical classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Geographical regions are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	17

Seafarer Overseas Growth and Income Fund	Statement of Assets and Liabilities

October 31, 2014 (Unaudited)

ASSETS:

Investments, at value	$124,458,440
Cash	1,734,395
Foreign currency, at value (Cost $355,402)	353,950
Receivable for investments sold	1,010,329
Receivable for shares sold	44,815
Interest and dividends receivable	305,563
Prepaid expenses and other assets	13,000

Total Assets	127,920,492

LIABILITIES:
Payable for investments purchased	976,224
Foreign capital gains tax	57,314
Administrative fees payable	14,718
Shareholder service plan fees payable	14,206
Payable for shares redeemed	12,905
Investment advisory fees payable	76,956
Trustee fees and expenses payable	409
Audit and tax fees payable	9,838
Accrued expenses and other liabilities	22,728

Total Liabilities	1,185,298

NET ASSETS	$126,735,194

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$122,827,726
Accumulated net investment income	209,853
Accumulated net realized gain on investments and foreign currency transactions	1,520,731
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	2,176,884

NET ASSETS	$126,735,194

INVESTMENTS, AT COST	$122,222,152
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$11.77
Net Assets	$36,421,689
Shares of beneficial interest outstanding	3,094,347
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.79
Net Assets	$90,313,505
Shares of beneficial interest outstanding	7,662,401

See Accompanying Notes to Financial Statements.

18	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statement of Operations

For the Six Months Ended October 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,468,561
Foreign taxes withheld on dividends	(97,676)
Interest and other income	169,923
Foreign taxes withheld on interest	(7,121)

Total investment income	1,533,687

EXPENSES:
Investment advisory fees (Note 6)	402,368
Administrative and transfer agency fees	104,073
Trustee fees and expenses	1,146
Registration/filing fees	17,536
Shareholder service plan fees
Investor Class	18,199
Institutional Class	14,788
Recoupment of previously waived fees
Investor Class	6,368
Legal fees	3,396
Audit fees	8,833
Reports to shareholders and printing fees	3,510
Custody fees	41,361
Miscellaneous	5,477

Total expenses	627,055
Less fees waived/reimbursed by investment advisor (Note 6)
Institutional Class	(18,974)

Total net expenses	608,081

NET INVESTMENT INCOME:	925,606

Net realized gain on investments	1,450,283
Net realized loss on foreign currency transactions	(129,571)
Net change in unrealized depreciation on investments (net of foreign capital gains tax of $(15,800))	(1,090,446)
Net change in unrealized depreciation on translation of assets and liabilities in foreign currency transactions	(4,873)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS	225,393

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,150,999

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	19

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
OPERATIONS:
Net investment income	$925,606	$790,512
Net realized gain on investments and foreign currency transactions	1,320,712	472,767
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(1,095,319)	474,336

Net increase in net assets resulting from operations	1,150,999	1,737,615

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 3):
From net investment income
Investor Class	$(174,216)	$(585,611)
Institutional Class	(307,901)	(308,771)
From net realized gains on investments
Investor Class	–	(654,807)
Institutional Class	–	(316,013)

Net decrease in net assets from distributions	(482,117)	(1,865,202)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Shares sold
Investor Class	$12,524,926	$18,789,915
Institutional Class	46,374,009	41,977,026
Dividends reinvested
Investor Class	171,355	1,190,349
Institutional Class	306,353	611,803
Shares Redeemed, net of redemption fees
Investor Class	(3,770,183)	(18,143,918)
Institutional Class	(3,344,819)	(8,326,537)

Net increase in net assets derived from beneficial interest transactions	52,261,641	36,098,638

Net increase in net assets	$52,930,523	$35,971,051

NET ASSETS:
Beginning of period	$73,804,671	$37,833,620

End of period (including accumulated net investment income/(loss) of $209,853 and ($233,636), respectively)	$126,735,194	$73,804,671

20	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014
Other Information:
SHARE TRANSACTIONS:
Investor Class
Sold	1,051,678	1,651,517
Distributions reinvested	14,621	105,435
Redeemed	(319,156)	(1,622,659)

Net increase in shares outstanding	747,143	134,293

Institutional Class
Sold	3,898,227	3,748,511
Distributions reinvested	26,117	54,211
Redeemed	(284,936)	(743,914)

Net increase in shares outstanding	3,639,408	3,058,808

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	21

Seafarer Overseas Growth and Income Fund	Financial Highlights

For a share outstanding through the periods presented

Investor Class	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period February 15, 2012 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$ 11.58		$ 11.91		$ 10.18		$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.11		0.19		0.10		0.05
Net realized and unrealized gain on investments	0.15		0.02		1.74		0.13

Total from investment operations	0.26		0.21		1.84		0.18

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.26)		(0.11)		–
From net realized gains on investments	–		(0.28)		(0.00)	(b)	–

Total distributions	(0.07)		(0.54)		(0.11)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19		(0.33)		1.73		0.18

NET ASSET VALUE, END OF PERIOD	$11.77		$11.58		$11.91		$10.18

TOTAL RETURN(d)	2.27%		1.93%		18.24%		1.80%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$36,422		$27,181		$26,348		$1,443
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.34%	(e)	1.78%		2.82%		18.96%(e)
Operating expenses including reimbursement/waiver	1.34%(e)	(f)	1.40%		1.49%		1.60%(e)
Net investment income including reimbursement/waiver	1.77%	(e)	1.66%		0.90%		2.61%(e)
PORTFOLIO TURNOVER RATE(g)	13%		51%		39%		5%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $ 0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective September 1, 2014 the Advisor agreed to limit expenses to 1.25%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

22	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Financial Highlights

For a share outstanding through the periods presented

Institutional Class	For the Six Months Ended October 31, 2014 (Unaudited)		Year Ended April 30, 2014		Year Ended April 30, 2013		For the Period February 15, 2012 (Inception) to April 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.59		$11.91		$10.18		$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.11		0.21		0.14		0.04
Net realized and unrealized gain on investments	0.16		0.02		1.71		0.14

Total from investment operations	0.27		0.23		1.85		0.18

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.27)		(0.12)		–
From net realized gains on investments	–		(0.28)		(0.00)(b)		–

Total distributions	(0.07)		(0.55)		(0.12)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.20		(0.32)		1.73		0.18

NET ASSET VALUE, END OF PERIOD	$11.79		$11.59		$11.91		$10.18

TOTAL RETURN(d)	2.38%		2.12%		18.33%		1.80%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$90,314		$46,624		$11,486		$1,346
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.22%	(e)	1.61%		2.88%		21.65%	(e)
Operating expenses including reimbursement/waiver	1.17%	(e)(f)	1.25%		1.35%		1.45%	(e)
Net investment income including reimbursement/waiver	1.91%	(e)	1.89%		1.28%		2.00%	(e)
PORTFOLIO TURNOVER RATE(g)	13%		51%		39%		5%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Effective September 1, 2014 the Advisor agreed to limit expenses to 1.05%.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	23

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This semi-annual report describes the Seafarer Overseas Growth and Income Fund (the “Fund”). The Fund seeks to provide long-term capital appreciation along with some current income; it also seeks to mitigate adverse volatility in returns as a secondary objective. The Fund offers Investor Class and Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange but before the close of the NYSE, such that the securities’ value would likely change. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. The Fund’s valuation procedures set forth certain triggers that inform the Fund when to use the fair valuation model.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be

24	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Such inputs are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are developed based on the information available and the reporting entity’s best efforts to interpret such information.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Semi-Annual Report | October 31, 2014	25

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

The following is a summary of each input used to value the Fund as of October 31, 2014:

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks	$107,092,788	$–	$–	$107,092,788
Preferred Stocks	9,928,896	–	–	9,928,896
Foreign Currency Convertible Bonds	–	2,817,483	–	2,817,483
Foreign Currency Government Bonds	–	3,333,773	–	3,333,773
USD Convertible Bonds	–	1,285,500	–	1,285,500

Total	$117,021,684	$7,436,756	$–	$124,458,440

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Security amounts the Fund transferred between Levels 1 and 2 at October 31, 2014 were as follows:

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)

Common Stocks	$57,735,165	$–	$–	$(57,735,165)
Preferred Stocks	5,069,101			(5,069,101)

Total	$62,804,266	$–	$–	$(62,804,266)

The above transfers were due to the Fund utilizing a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting date, it results in certain securities transferring from a Level 1 to a Level 2.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political

26	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund and Class Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. All expenses of the Fund, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends from net investment income, if any, on a semi-annual basis. The Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from

Semi-Annual Report | October 31, 2014	27

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if the adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Depreciation on Foreign Currencies	Net Unrealized Appreciation

Seafarer Overseas Growth and Income Fund	$123,476,202	$7,254,454	$(6,272,216)	$–	$982,238

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain is recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended April 30, 2014, were as follows:

	Ordinary Income	Long-Term Capital Gain

Seafarer Overseas Growth and Income Fund	$1,543,197	$322,005

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of October 31, 2014.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities excluding short term securities during the six months ended October 31, 2014, were as follows:

	Purchases of Securities	Proceeds From Sales of Securities

Seafarer Overseas Growth and Income Fund	$64,741,318	$ 12,684,227

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held

28	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The redemption fee is reflected in the “Shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets. During the six months ended October 31, 2014, and the year ended April 30, 2014, the Fund retained the following redemption fees:

Fund	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014

Seafarer Overseas Growth and Income Fund - Investor	$ 2,048	$ 9,035

Seafarer Overseas Growth and Income Fund - Institutional	$ 2,452	$ 3,790

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Seafarer Capital Partners, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies, limitations and investment guidelines established jointly by the Adviser and the Trustees. Pursuant to the Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. From the inception of the Fund through August 31, 2014, the Fund paid the Adviser an annual management fee of 0.85%. Effective January 15, 2013, the Adviser voluntarily agreed to waive a portion of its annual management fee payable by the Fund so that such fee was reduced to 0.75%. This voluntary arrangement expired on August 31, 2013. Effective September 1, 2014, the Adviser contractually agreed to reduce its annual management fee to 0.75%.

From the inception of the Fund through August 31, 2013, the Adviser contractually agreed to limit certain Fund expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.60% and 1.45% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively. Effective January 15, 2013, the Adviser voluntarily agreed to further limit such Fund expenses to 1.40% and 1.25% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively. Effective September 1, 2013, the Adviser contractually agreed to limit certain Fund expenses (exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.40% and 1.25% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2014. Effective September 1, 2014, the Adviser contractually agreed to limit such Fund expenses to 1.25% and 1.05% of the Fund’s average daily net assets in the Investor and Institutional share classes, respectively, through August 31, 2015, at which point this agreement may be extended further. The Fund may have to repay some of these waivers and reimbursements to the Adviser in the following three years. Pursuant to the expense limitation agreement between the Adviser and the Trust, the Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by the Fund to the Adviser will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the

Semi-Annual Report | October 31, 2014	29

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

For the six months ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed By Adviser	Total

Seafarer Overseas Growth and Income Fund

Institutional Class	$18,974	$18,974

As of October 31, 2014, the balances of recoupable expenses for each class were as follows:

Fund	Expires 2015	Expires 2016	Expires 2017	Total

Seafarer Overseas Growth and Income Fund

Investor Class	$22,136	$177,710	$89,143	$288,989

Institutional Class	51,869	78,354	66,379	196,602

Fund Administrator Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) provides administrative, fund accounting and other services to the Fund under the Administration, Bookkeeping and Pricing Services Agreement with the Trust. Under this Agreement, ALPS is paid fees by the Fund, accrued on a daily basis and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $143,000 (subject to an annual cost of living increase), or (b) the following fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund (“Transfer Agent”). ALPS is compensated based upon a $25,000 annual base fee for the Fund, and annually $9 per direct open account and $7 per open account through NSCC. The Transfer Agent is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance Officer Services Agreement with the Trust. Under this Agreement, the Adviser pays ALPS an annual base fee of $30,000 and reimburses ALPS for certain out-of-pocket expenses.

30	(855) 732-9220 | seafarerfunds.com

Seafarer Overseas Growth and Income Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

Principal Financial Officer

ALPS provides principal financial officer services to the Fund under the principal financial officer Services Agreement with the Trust. Under this Agreement, the Adviser pays ALPS an annual base fee of $10,000 and reimburses ALPS for certain out-of-pocket expenses.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to the Distribution Agreement with the Trust. Under a side letter agreement, the Adviser pays ADI an annual base fee of $12,000 for the distribution services. The Adviser also reimburses ADI for certain out-of-pocket expenses. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Shareholder Service Plan for Investor Class and Institutional Class Shares

The Fund has adopted a shareholder service plan (a “Service Plan”) for each of its share classes. Under the Service Plan, the Fund is authorized to enter into shareholder service agreements with investment advisors, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. The Service Plan will cause the Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional share classes, respectively. Such payment will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under the applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-Annual Report | October 31, 2014	31

Seafarer Overseas Growth and Income Fund	Additional Information

October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling toll-free (855) 732-9220 and (2) on the SEC’s website at http://www.sec.gov.

32	(855) 732-9220 | seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.

Must be accompanied or preceded by a prospectus.

October 31, 2014

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

October 31, 2014 (Unaudited)

November 13, 2014

OVERVIEW

As we progressed through calendar year 2014, the investment environment became increasingly volatile. First, an unusually cold and long winter led to an expected decline in Gross Domestic Product (GDP) for the first quarter of 2014. Concurrent with this disappointing economic report, an acceleration of Russian involvement with separatists in Eastern Ukraine generated heightened political and military concern across the globe. Following the downing of a passenger commercial jet near the Russian border in mid-July, this regional destabilization brought about increased coordinated economic sanctions against Russia. Interestingly, this mid-July timeframe was the onset of two major economic inflection points; a rally in the U.S. Dollar and a dramatic decline in crude oil prices. One reason for October’s correction in the equity markets was anxiety about an economic slowdown in Europe, Japan and China. These concerns only propelled the dollar higher and crude oil lower. In summation, this increase of political and economic events was captured by the CBOE Market Volatility Index (VIX Index)(1) which peaked above 30 in mid-October at the peak of the equity market’s most recent correction. In conclusion, it has been a difficult environment for investing in small cap companies with little price appreciation of the various small cap indices.

Looking ahead to 2015, we remain constructive regarding the U.S. economy. Employment levels continue to increase, demand for housing is strengthening and energy costs are substantially lower. Regarding our international trade partners, Japan is still attempting to reinvigorate economic growth, China is still witnessing strong mid-single digit growth while Europe has initiated its own stimulative agenda. While the strong U.S. Dollar could undermine foreign sales growth at U.S. multinational companies, that is less of a concern for small companies that are domestically focused. Further, the longer energy prices remain depressed, the longer consumers will have additional buying power for things other than fueling their cars and heating their homes. Lower fuel costs should be supportive for the U.S. economy in the short-run.

However, we don’t think lower oil prices will last for very long and have used the recent 25% decline in crude oil prices from its calendar year highs to increase our energy exposure in the portfolio. While timing is uncertain, we believe that growth in demand for crude oil will outstrip the growth in supply for several reasons. From a supply perspective, the first issue is that the available spare capacity to increase production by Organization of Petroleum Exporting Countries (OPEC) is at an all-time low. Second, the rate of growth of U.S. production is projected to slow. Third, production growth elsewhere in the world (non-U.S. and non-OPEC) is currently non-existent. From a demand perspective, growth in emerging market consumption for oil continues to expand at 2-3x the rate of overall global demand growth. As these economies in Africa, the Middle East and Asia continue to develop, per capita demand increases in conjunction with growing consumer incomes and wealth. As a result, we believe oil prices should rise over time which would produce increasing cash flows and earnings for the companies in the Fund’s portfolio.

The Fund’s investments have struggled so far this calendar year. The Fund’s best performing economic sector was the health care sector where both the overweight position and stock selection added to relative returns. On the other hand, the Fund’s overweight position in technology and energy hurt its relative returns. Further, our minimal exposure to materials and consumer staples was a drag on relative performance as these sectors have outperformed the overall index.

Semi-Annual Report | October 31, 2014	1

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

October 31, 2014 (Unaudited)

The performance of the Stonebridge Small-Cap Growth Fund during the period April 30, 2014 to October 31, 2014 was down 4.14%. The Russell 2000® Growth Index(2) rose 6.90% over this six month period. In terms of economic sectors, the Fund kept its allocations relatively constant. However, in October the Fund increased its exposure to energy as crude oil prices declined. The technology and health care sectors remain key areas of focus for the Fund’s investment strategy, as the investment team continues to identify businesses that have strong growth profiles due to leading innovation. The Fund continues to favor industrial companies with advanced technology in niche markets that benefit from long-term secular growth drivers. And while the Fund’s strategy remains cautious on the overall state of consumer spending, it does have investment positions in consumer companies with strong growth opportunities and market-leading positions.

Stonebridge Small-Cap Growth Fund (SBSGX) Sector Allocation

as a Percent of Net Assets as of October 31, 2014*

* These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

October 31, 2014 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBSGX) vs. the Russell 2000® Growth Index and

the S&P 500 Total Return Index from October 31, 2004 to October 31, 2014

Average Annual Total Returns for the Years Ended October 31, 2014

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBSGX)	-1.47%	8.06%	1.95%
Russell 2000® Growth Index(2)	18.42%	18.61%	9.42%
S&P 500® Total Return Index(3)	17.27%	16.69%	8.20%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-800-639-3935.

Effective as of the close of business February 15, 2013, Stonebridge Small-Cap Growth Fund (SBAGX) (the “Acquired Fund”) and Stonebridge Institutional Small-Cap Growth Fund (SBSCX) (the “Acquiring Fund”), each a series of Stonebridge Funds Trust were reorganized into a newly created fund, which is named the Stonebridge Small-Cap Growth Fund (SBSGX) (the “Fund”), under the Financial Investors Trust. The Fund’s performance for periods prior to the close of business February 15, 2013 is that of the Acquiring Fund.

As of the Prospectus dated August 31, 2014, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 2.25%. At October 31, 2014, the Fund’s gross annual expense ratio was 2.07%.

Semi-Annual Report | October 31, 2014	3

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

October 31, 2014 (Unaudited)

CONCLUSION

In managing the Fund in accordance with its strategy, we seek to identify strong businesses that we believe exhibit competitive advantages, growing market share, and healthy balance sheets, and that are poised to rapidly grow earnings in excess of market expectations. We are positioning the Fund toward those businesses and economic sectors that we believe contain the best opportunities for future growth and investment returns. Although we are most excited about the outlook for technology, health care and energy companies, we believe that we will continue to find opportunities for the Fund across sectors that can deliver solid performance results for shareholders.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance quoted above represents past performance. Past Performance does not guarantee future results.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the portfolios or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Stonebridge Capital Management, Inc. nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

DEFINITIONS:

(1)

The Volatility Index® (VIX) is an index which measures expectations of volatility, or fluctuations in price, of the S&P 500® Total Return Index. Higher values for the volatility index indicate that investors expect the value of the S&P 500® Total Return Index to fluctuate wildly – up, down, or both – in the next 30 days. The Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

(2)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in the Index.

4	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Letter to Shareholders

October 31, 2014 (Unaudited)

(3)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The S&P 500® Total Return Index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in the Index.

Semi-Annual Report | October 31, 2014	5

Stonebridge Small-Cap Growth Fund	Disclosure of Fund Expenses

October 31, 2014 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2014 and held until October 31, 2014.

Actual Return — The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return — The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

Stonebridge Small-Cap Growth Fund

	Beginning Account Value at 5/01/14	Ending Account Value at 10/31/14	Expense Ratio(1)	Expense Paid During Period 5/01/14 to 10/31/14(2)
Actual Fund Return	$ 1,000.00	$ 958.60	2.07%	$ 10.22
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,014.77	2.07%	$ 10.51

(1)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

6	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

October 31, 2014 (Unaudited)

	Shares	Market Value
COMMON STOCKS (99.23%)
CONSUMER DISCRETIONARY - (10.76%)
Advertising Agencies (1.33%)
MDC Partners, Inc. - Class A	11,000	$227,700

Automotive Retail (1.21%)
America’s Car-Mart, Inc.**	4,500	206,910

Consumer Services: Misc (2.71%)
Steiner Leisure, Ltd.**	11,000	463,980

Homebuilding (1.94%)
Meritage Homes Corp.**	9,000	331,110

Household Furnishings (2.28%)
Select Comfort Corp.**	15,150	389,204

Leisure Time (1.29%)
Interval Leisure Group, Inc.	10,500	220,920

TOTAL CONSUMER DISCRETIONARY		1,839,824

CONSUMER STAPLES - (2.61%)
Foods (2.61%)
Chefs’ Warehouse, Inc.**	25,000	446,750

TOTAL CONSUMER STAPLES		446,750

ENERGY - (9.45%)
Offshore Drilling & Other Services (2.38%)
Atwood Oceanics, Inc.**	10,000	406,500

Oil Well Equipment & Services (2.58%)
McDermott International, Inc.**	115,000	441,600

Oil: Crude Producers (4.49%)
Halcon Resources Corp.**	115,000	357,650
Resolute Energy Corp.**	44,000	153,120
Sanchez Energy Corp.**	15,000	256,050

		766,820

TOTAL ENERGY		1,614,920

 See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	7

Stonebridge Small-Cap Growth Fund	Statement of Investments

October 31, 2014 (Unaudited)

	Shares	Market Value
FINANCIAL SERVICES - (0.86%)
Financial Data & Systems (0.86%)
Higher One Holdings, Inc.**	57,000	$146,490

TOTAL FINANCIAL SERVICES		146,490

HEALTH CARE - (27.29%)
Biotechnology (7.20%)
ACADIA Pharmaceuticals, Inc.**	5,000	138,500
Exact Sciences Corp.**	8,500	204,595
Genomic Health, Inc.**	14,750	536,015
ImmunoGen, Inc.**	38,000	351,880

		1,230,990

Health Care Facilities (1.33%)
VCA, Inc.**	5,000	227,850

Health Care Services (9.55%)
HMS Holdings Corp.**	11,500	267,145
IPC The Hospitalist Co., Inc.**	11,300	470,758
MWI Veterinary Supply, Inc.**	2,000	339,310
Quality Systems, Inc.	36,750	555,292

		1,632,505

Medical & Dental Instruments & Supplies (3.37%)
Merit Medical Systems, Inc.**	18,500	280,275
Trinity Biotech PLC - Sponsored ADR	17,000	295,800

		576,075

Medical Equipment (5.84%)
Luminex Corp.**	27,000	513,000
Masimo Corp.**	19,250	485,870

		998,870

TOTAL HEALTH CARE		4,666,290

MATERIALS & PROCESSING - (0.96%)
Chemicals: Specialty (0.96%)
Polypore International, Inc.**	3,750	164,700

TOTAL MATERIALS & PROCESSING		164,700

PRODUCER DURABLES - (21.29%)
Back Office Support HR & Consulting (2.84%)
Performant Financial Corp.**	38,500	332,255
ServiceSource International, Inc.**	40,000	152,800

		485,055

 See Notes to Financial Statements.

8	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

October 31, 2014 (Unaudited)

	Shares	Market Value
PRODUCER DURABLES (continued)
Construction (4.03%)
Aegion Corp.**	18,500	$338,920
Great Lakes Dredge & Dock Corp.**	50,000	349,500

		688,420

Engineering & Contracting Services (1.88%)
Mistras Group, Inc.**	19,500	321,555

Machinery: Industrial (6.97%)
Adept Technology, Inc.**	37,000	261,960
Chart Industries, Inc.**	12,000	558,600
Woodward, Inc.	7,250	371,273

		1,191,833

Scientific Instruments: Control & Filter (1.41%)
Energy Recovery, Inc.**	52,602	240,917

Shipping (2.26%)
Tidewater, Inc.	10,500	387,135

Truckers (1.90%)
Quality Distribution, Inc.**	25,000	324,000

TOTAL PRODUCER DURABLES		3,638,915

TECHNOLOGY - (24.08%)
Communications Technology (2.19%)
Riverbed Technology, Inc.**	19,750	375,053

Computer Services Software & Systems (13.47%)
BroadSoft, Inc.**	22,750	520,975
Callidus Software, Inc.**	32,000	450,880
Jive Software, Inc.**	93,000	568,230
Marin Software, Inc.**	22,250	199,137
PTC, Inc.**	4,750	181,213
Tangoe, Inc.**	26,000	381,420

		2,301,855

Electronic Entertainment (1.48%)
DTS, Inc.**	8,500	253,130

Electronics (3.11%)
IPG Photonics Corp.**	7,250	532,222

 See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	9

Stonebridge Small-Cap Growth Fund	Statement of Investments

October 31, 2014 (Unaudited)

	Shares	Market Value
TECHNOLOGY (continued)
Semiconductors & Components (2.36%)
EZchip Semiconductor, Ltd.**	19,000	$403,370

Telecommunications Equipment (1.47%)
Ubiquiti Networks, Inc.	7,000	250,390

TOTAL TECHNOLOGY		4,116,020

UTILITIES - (1.93%)
Utilities: Telecommunications (1.93%)
8x8, Inc.**	42,000	330,120

TOTAL UTILITIES		330,120

TOTAL COMMON STOCKS (Cost $16,701,692)		16,964,029

MONEY MARKET MUTUAL FUNDS (0.19%)
Fidelity® Institutional Money Market Government Portfolio - Class I (0.01% 7 Day Yield)	32,347	32,347

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $32,347)		32,347

TOTAL INVESTMENTS (99.42%) (Cost $16,734,039)		$16,996,376
OTHER ASSETS IN EXCESS OF LIABILITIES (0.58%)		98,838

NET ASSETS (100.00%)		$17,095,214

**	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

PLC - Public Limited Company.

Holdings are subject to change.

 See Notes to Financial Statements.

10	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Investments

October 31, 2014 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

 See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	11

Stonebridge Small-Cap Growth Fund	Statement of Assets and Liabilities

October 31, 2014 (Unaudited)

ASSETS:
Investments, at value	$16,996,376
Receivable for investments sold	439,136
Prepaid and other assets	11,701

Total assets	17,447,213

LIABILITIES:
Payable for investments purchased	291,165
Payable for fund shares redeemed	11,073
Advisory fees payable	10,344
Administration and fund accounting fees payable	6,895
Payable for transfer agent fees	9,641
Payable for professional fees	11,449
Payable for trustee fees and expenses	177
Payable for chief compliance officer fees	1,789
Accrued expenses and other liabilities	9,466

Total liabilities	351,999

Net Assets	$17,095,214

COMPOSITION OF NET ASSETS:
Paid-in capital (Note 5)	$16,539,818
Accumulated net investment loss	(165,410)
Accumulated net realized gain on investments	458,469
Net unrealized appreciation in value of investments	262,337

Net Assets	$17,095,214

NET ASSET VALUE PER SHARE:
Net Assets	$17,095,214
Shares outstanding	1,893,808
Net asset value and redemption price per share*	$9.03

Investments, at cost	$16,734,039

*	A charge of 2% is imposed on the redemption proceeds of shares held 30 days or less (Note 5).

 See Notes to Financial Statements.

12	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Statement of Operations

For the Six Months Ended October 31, 2014 (Unaudited)

INCOME:
Dividends	$21,729
Foreign taxes withheld on dividends	(195)

Total Income	21,534

EXPENSES:
Investment advisory fees (Note 6)	67,732
Administration fees	38,866
Transfer agent fees	37,416
Fund accounting fees and expenses	1,769
Custodian fees	2,537
Professional fees	9,528
Printing fees	5,269
Registration fees	4,841
Trustee fees and expenses	303
Chief compliance officer fees	10,356
Insurance	191
Other	8,136

Total Expenses	186,944

Net Investment Loss	(165,410)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on investments	(636,390)
Change in net unrealized appreciation of investments	46,192

Net Realized and Unrealized Loss on Investments	(590,198)

Net Decrease in Net Assets Resulting From Operations	$(755,608)

 See Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	13

Stonebridge Small-Cap Growth Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
OPERATIONS:
Net investment loss	$(165,410)	$(399,846)
Net realized gain/(loss) on investments	(636,390)	2,637,902
Change in net unrealized appreciation/(depreciation) of investments	46,192	(82,960)

Increase/(Decrease) in Net Assets Resulting from Operations	(755,608)	2,155,096

DISTRIBUTIONS (Note 3):
From net realized gains	–	(746,920)

Total distributions	–	(746,920)

CAPITAL SHARE TRANSACTIONS (NOTE 5):
Net decrease in shareholder activity derived from beneficial interest transactions, net of redemption fees	(853,663)	(545,370)

NET INCREASE/(DECREASE) IN NET ASSETS	(1,609,271)	862,806

NET ASSETS:
Beginning of period	18,704,485	17,841,679

End of period*	$17,095,214	$18,704,485

* Includes accumulated net investment loss of:	$(165,410)	$–

 See Notes to Financial Statements.

14	Stonebridge Small-Cap Growth Fund

Intentionally Left Blank

Stonebridge Small-Cap Growth Fund

For a share outstanding through the periods presented

PER SHARE DATA
Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net Increase/(Decrease) in Net Asset Value
Net asset value, end of year
Total Return

Ratios & Supplemental Data:
Net assets, end of year (in 000s)
Ratios to average net assets:
Expenses (excluding fee waivers)
Expenses (including fee waivers)
Net investment loss (including fee waivers)
Portfolio Turnover Rate(5)

(1)	The Fund’s fiscal year end changed from October 31st to April 30th. See Note 1.
(2)	Calculated using the average shares method.
(3)	Total return not annualized for periods less than one full year.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

  See Notes to Financial Statements.

16	Stonebridge Small-Cap Growth Fund

Financial Highlights

Six Months Ended October 31, 2014 (Unaudited)	Year Ended April 30, 2014	Six Months Ended April 30, 2013(1)	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009

$9.42	$8.74	$8.42	$7.90	$7.91	$6.38	$5.35

(0.09)(2)	(0.20)(2)	(0.15)(2)	(0.30)	(0.26)	(0.24)	(0.18)
(0.30)	1.26	0.47	0.82	0.25	1.77	1.21

(0.39)	1.06	0.32	0.52	(0.01)	1.53	1.03

–	(0.38)	–	–	–	–	–

–	(0.38)	–	–	–	–	–

(0.39)	0.68	0.32	0.52	(0.01)	1.53	1.03

$9.03	$9.42	$8.74	$8.42	$7.90	$7.91	$6.38

(4.14)%(3)	12.20%	3.80%(3)	6.58%	(0.13)%	23.98%	19.25%

$17,095	$18,704	$17,842	$12,673	$12,457	$13,492	$11,767

N/A	N/A	N/A	N/A	N/A	3.48%	N/A

2.07%(4)	2.25%	3.86%(4)	3.89%	3.36%	3.40%	3.85%

(1.83)%(4)	(2.09)%	(3.52)%(4)	(3.58)%	(2.96)%	(3.19)%	(3.34)%

53%	152%	89%	222%	195%	115%	137%

Semi-Annual Report | October 31, 2014	17

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This semi-annual report describes the Stonebridge Small-Cap Growth Fund (prior to the close of business on February 15, 2013 known as the Stonebridge Institutional Small-Cap Growth Fund) (the “Fund”). The Fund seeks long-term capital growth of capital.

The Fund is a successor to a previously operational fund which was a series of the Stonebridge Funds Trust, a Delaware statutory trust, and was organized into a series of the Trust effective as of the close of business on February 15, 2013. As a result, the Fund’s fiscal year end changed from October 31st to April 30th.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Short–term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board of Trustees (the “Board”) believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

18	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value the Fund as of October 31, 2014:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$16,964,029	$–	$–	$16,964,029
Money Market Mutual Funds	32,347	–	–	32,347
Total	$16,996,376	$–	$–	$16,996,376

*	For detailed descriptions, see the accompanying Statement of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the six months ended October 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. For the six months ended October 31, 2014, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Semi-Annual Report | October 31, 2014	19

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

Fund Expenses: Expenses that are specific to the Fund are charged directly to the Fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross appreciation (excess of value over tax cost)	$1,740,062
Gross depreciation (excess of tax cost over value)	(1,562,526)

Net unrealized appreciation	$177,536

Cost of investments for income tax purposes	$16,818,840

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended April 30, 2014, were as follows:

Long-Term Capital
	Ordinary Income	Gain
The Stonebridge Small-cap Growth Fund	$ 218,314	$ 528,606

No distributions were paid during the six months ended October 31, 2014.

20	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the six months ended October 31, 2014, was as follows:

	Purchases	Sales
Stonebridge Small-cap Growth Fund	$9,441,028	$10,494,647

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

	Six Months Ended	Six Months Ended	Year Ended	Year Ended
	October 31, 2014	October 31, 2014	April 30, 2014	April 30, 2014
	Shares	Amount	Shares	Amount
Shares sold	14,213	$127,724	11,430	$108,589
Shares issued in reinvestment of dividends	–	–	78,468	734,465

Total	14,213	127,724	89,898	843,054

Less shares redeemed, net of redemption fees	(106,522)	(981,387)	(144,715)	(1,388,424)

Net Decrease	(92,309)	$(853,663)	(54,817)	$(545,370)

Shares redeemed within 30 days of purchase will incur a 2% short-term redemption fee deducted from the redemption amount. Redemption fees are reflected in the “Net increase/(decrease) in shareholder activity derived from beneficial interest transactions, net of redemption fees” in the Statements of Changes in Net Assets.

For the six months ended October 31, 2014, and the year ended April 30, 2014 the Fund did not receive any redemption fees.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to the Fund. The advisory agreement has been approved by the Board and shareholders. Pursuant to the advisory agreement with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly at an annual rate of 0.75% of the average daily net assets of the Fund.

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection

Semi-Annual Report | October 31, 2014	21

Stonebridge Small-Cap Growth Fund	Notes to Financial Statements

October 31, 2014 (Unaudited)

with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

The annual administrative fee, billed monthly in total and allocated to the Fund, in the amount of the greater of (a) the annual minimum of $75,000 or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services

ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund.

Principal Financial Officer

ALPS receives an annual fee for providing principal financial officer services to the Fund.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

22	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2014 (Unaudited)

On September 9, 2014, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and Stonebridge Capital Management, Incorporated (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with Stonebridge, the Trustees, including the Independent Trustees, considered the following factors with respect to the Stonebridge Small-Cap Growth Fund (the “Stonebridge Fund”):

Investment Advisory Fee Rate:  The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Stonebridge Fund, to Stonebridge of 0.75% of the Stonebridge Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Stonebridge to the Stonebridge Fund.

The Trustees considered the information they received comparing the Stonebridge Funds’ contractual annual advisory fee and total net expenses with those of funds in both the relevant peer expense group and universe of funds provided by an independent provider of investment company data.

Based on such information, the Trustees further determined that the contractual annual advisory fee of 0.75% of assets was within the lowest quartile of the Stonebridge Fund’s peer group and universe. The Trustees noted that the total net expense ratio for the Stonebridge Fund continued to remain high, but had been reduced significantly since the adoption of the Stonebridge Fund in 2013.

The Trustees also considered the fee structures applicable to Stonebridge’s other clients employing a comparable strategy to that of the Stonebridge Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement:  The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Stonebridge Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by Stonebridge in its presentation, including its Form ADV.

The Trustees reviewed and considered Stonebridge’s investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by Stonebridge. The Trustees also reviewed the research and decision-making processes utilized by Stonebridge, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Stonebridge Fund.

The Trustees considered the background and experience of Stonebridge’s management in connection with the Stonebridge Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Stonebridge Fund, and the extent of the resources devoted to research and analysis of actual and potential investments.

Semi-Annual Report | October 31, 2014	23

Stonebridge Small-Cap Growth Fund	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2014 (Unaudited)

The Trustees also reviewed, among other things, Stonebridge’s trading policies and procedures and its Code of Ethics.

Performance:  The Trustees reviewed historical, combined performance information for the Stonebridge Fund (before and after the adoption date) for the three-month, 1-year, 3-year and 5-year periods ended June 30, 2014. That review included a comparison of the Stonebridge Fund’s performance to the performance of a universe of comparable funds selected by an independent provider of investment company data. The Trustees noted the performance of the Stonebridge Fund significantly lagged that of its peer universe median for those periods, but showed improving relative performance for the most recent 3-month period. The Trustees also considered Stonebridge’s discussion of the Stonebridge Fund’s top contributors and top detractors, as well as Stonebridge’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

Total Expense Ratios and the Adviser’s Profitability:  The Trustees received and considered a profitability analysis prepared by Stonebridge based on the fees payable under the Investment Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Stonebridge in connection with the operation of the Stonebridge Fund. The Board then reviewed Stonebridge’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale:  The Trustees considered whether economies of scale in the provision of services to the Stonebridge Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser:  The Trustees reviewed and considered any other incidental benefits derived or to be derived by Stonebridge from its relationship with the Stonebridge Fund, including whether soft dollar arrangements were used.

In selecting Stonebridge as the Stonebridge Fund’s investment adviser and approving the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—

the investment advisory fees to be received by Stonebridge with respect to the Stonebridge Fund was within the lowest quartile of the Stonebridge Fund’s peer group and universe, and that the total net expense ratio for the Stonebridge Fund continued to remain high, but had been reduced significantly since the adoption of the Stonebridge Fund in 2013;

—	the nature, extent and quality of services to be rendered by Stonebridge under the Investment Advisory Agreement were adequate;
—	the performance of the Stonebridge Fund continued to lag its peer universe, but showed improving relative performance in more recent periods;

24	Stonebridge Small-Cap Growth Fund

Stonebridge Small-Cap Growth Fund	Disclosure Regarding Approval of Fund Advisory Agreement

October 31, 2014 (Unaudited)

—

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Stonebridge’s other clients employing a comparable strategy to that of the Stonebridge Fund were not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Stonebridge Fund;

—	the profit, if any, anticipated to be realized by Stonebridge in connection with the operation of the Stonebridge Fund is not unreasonable to the Stonebridge Fund; and
—	there were no material economies of scale or other incidental benefits accruing to Stonebridge in connection with its relationship with the Stonebridge Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Stonebridge’s compensation for investment advisory services is consistent with the best interests of the Stonebridge Fund and its shareholders.

Semi-Annual Report | October 31, 2014	25

Stonebridge Small-Cap Growth Fund	Additional Information

October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 800-639-3935 and (2) on the SEC’s website at http://www.sec.gov.

26	Stonebridge Small-Cap Growth Fund

Page Intentionally Left Blank

This report and its financial statements are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus.

VULCAN
VALUE
PARTNERS

SEMI-ANNUAL

October 31, 2014 *(unaudited)*

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2014 (Unaudited)

PORTFOLIO REVIEW

October 31, 2014

For the six months ended October 31, 2014, Vulcan Value Partners Fund returned 9.29% and the Vulcan Value Partners Small Cap Fund returned 4.38%. Having said that, we place no weight on short-term results, good or bad, and neither should you. In fact, we have and will continue to willingly make decisions that may negatively impact short-term performance when we believe we can mitigate risk and improve our opportunity for long-term returns. We encourage you to place more weight on our longer-term historical results and a great deal of weight on our long-term prospects. Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund received a 5-Star Overall Morningstar Rating. (As of October 31, 2014, out of 1,509 Large Growth, and 614 Small Blend Funds, respectively, derived from a weighted average of the Fund’s three-, five- and ten-year (if applicable) Morningstar metrics, which are based on risk-adjusted return performance.)1

The six months ended October 31, 2014 was marked by complacency, low volatility, and greed winning out over fear. It was the kind of environment that is most challenging for us. Despite the limited opportunities that came our way, we believe we made the most of the few that did. I was very pleased with the tenacity of our research team. Through old-fashioned, roll up your sleeves hard work, we believe we were able to mitigate risk and improve our prospective returns. We continued to become more diversified and, very importantly, also reduced our estimated price to value ratios, thereby improving our margin of safety.

Our traders are an integral part of the research team and they do a fantastic job for us. Led by Anne Morrow Jones (who recently gave birth to a beautiful, healthy son), Michele O’Daniel, Geoff Kiker, and Leslie Boshell have delivered positive trading results over the past twelve month period ending September 30, 2014 in terms of market impact. From Anne’s perspective, she raises the bar for multi-tasking! As impressive as these results are, they do not capture the benefits we realize from our trading team discerning volume and price impacts in conjunction with price and value. Particularly in markets like the one we are now experiencing, where estimated discounts are not as great nor as plentiful as we would prefer, we believe our ability to execute on the trading desk is a real competitive advantage. It is an advantage we intend to maintain by being disciplined in who we work for and how large we become. As you know, we have closed the Vulcan Value Partners Small Cap Fund. We will close any strategy before size becomes an impediment to our ability to execute.

In terms of who we work for – thank you. You are one of our competitive advantages. Your patient capital allows us to take advantage of opportunities when they occur when others are forced sellers at exactly the wrong time. We truly have a partnership and we are grateful for you, our client-partners.

As this letter is being written, volatility has returned to the markets. We hope it continues. We believe we are well positioned with ample liquidity (a benefit of increased diversification) and, at the same time, fully invested in what we believe are outstanding businesses with stable, steadily compounding values. We also follow a number of what we believe are equally outstanding or, sometimes, even better businesses that are currently overvalued. Increased volatility increases the probability that a few of them will become discounted enough to make their way into our

Semi-Annual Report | October 31, 2014	1

Shareholder Letter

October 31, 2014 (Unaudited)

portfolios. We are not there yet, but it is nice to be headed in the right direction… and to be prepared for it.

Our results were positively impacted by our decision to exit Tesco in the second quarter. Our goal is to always protect capital and mitigate risk first. Returns will follow. In our second quarter letter we wrote the following about Tesco:

We sold one position, Tesco. Stated simply, Tesco is still a good business, but we thought it was a great business when we bought it roughly two years ago. We want to see our businesses at least meet and, hopefully, exceed the assumptions we are using to value them. If they do not do so in a reasonable period of time (we give them two years) then we re-evaluate our assumptions and the case for the investment. We define a mistake as a company whose estimated value has dropped. We do not define a mistake as a company whose price has dropped, as long as the estimated value is steady or growing. Despite management’s best efforts, Tesco did not meet our expectations. Even though it dominates the UK grocery business with a commanding market share lead over its rivals and has an enviable real estate portfolio, the company has not been able to fend off increased competition from low end rivals Aldi and Lidl and from the high end by Waitrose and Whole Foods. When we bought Tesco, the UK was in recession and same store sales were negative. We incorporated those results in our valuation but expected same store sales to turn positive when the UK emerged from recession, which it has. In fact, the UK economy is currently one of the strongest in the developed world. Despite the economic rebound, Tesco’s same store sales are still negative and our estimated value has dropped. This kind of risk is why we demand a margin of safety and never knowingly pay fair value for anything. We made a small profit on our investment in Tesco despite the estimated value dropping because it was very discounted when we bought it and the resulting margin of safety mitigated the risk of owning it.

Please note that we spent a lot more time in this section of the letter discussing Tesco than we did discussing our successes. In fact, we have not mentioned any successes, even though they have far outweighed our mistakes. We think we become better analysts by studying our mistakes than by dwelling on our successes and allocate our time accordingly.

We sold our stake in Tesco at an average price of £2.91. As this letter is being written it is trading at £1.93, a decline of 33.7%.

In the discussion that follows, we generally define material contributors and detractors as companies having a greater than 1% impact on the portfolio.

Vulcan Value Partners Fund Review2

We bought six new positions during the period and did not exit any positions.

There were no material contributors or detractors to performance in the period.

New purchases included Aetna, State Street, Sabre Corp., Boeing, Colgate-Palmolive, and Fossil Group. Aetna’s stock price has been under pressure due to concerns about the Affordable Care Act, but its estimated value has continued to grow. State Street is similar to Bank of New York Mellon, which we also own, but it is growing faster and became available to us at an attractive discount to our estimate of fair value. Sabre Corp. has a strong position in North America supplying

2	www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2014 (Unaudited)

mission critical software to airlines and the travel industry. We have owned and written about Boeing in the past. The company has done an outstanding job growing its estimated value since we sold it in the second quarter of 2010. Boeing’s stock has traded down double digits this year while its estimated value has continued to increase, making it more attractive than the more fully valued companies we trimmed to pay for it. Colgate-Palmolive is a leading consumer products company with strong overseas franchises. The strong dollar is temporarily creating a headwind for their otherwise consistently outstanding results. This currency induced slowdown has given us an opportunity to buy what we believe is a great business at an attractive price. Fossil Group is a leading affordable luxury brand company specializing in watches. They have strong brands, global distribution, and manufacturing advantages under one roof. Their stock price has suffered due to concerns about the new Apple Watch. We think there is a market for both traditional and smart watches. Moreover, we believe Fossil stands to benefit from selling its own branded Android smart watches, if smart watches catch on.

With the changes mentioned above combined with reallocating capital from more fully valued companies into more undervalued companies within the portfolio, we were able to both lower our estimated price to value ratio and further increase diversification during the period. As a result, we believe we are well positioned to take advantage of market volatility when it occurs.

Vulcan Value Partners Small Cap Fund Review2

As you know, we have been increasingly bearish in our comments regarding small caps throughout the year. We are pleased to be able to tell you that we are feeling a little bit better; not a lot, but a little bit. Small caps as a group have been trading down all year. Valuation levels are still elevated and opportunities are fleeting at best. However, valuation levels are improving and we believe selected opportunities are appearing. Moreover, we believe our research team has done a great job taking advantage of the few opportunities that have come our way.

We bought nine new positions during the period and exited eight positions. Diversification has increased compared to last year, as we own 36 names in Vulcan Value Partners Small Cap Fund today versus 31 names a year ago.

There was one material contributor to performance and one material detractor to performance in the period.

New purchases include Select Comfort Corp., Exponent, Sabre Corp., Omnicell, Actuant Corp., Avery Dennison, Axis Capital Holdings, Iconix Brands, and Sturm Ruger. Select Comfort Corp. sells high end mattresses and related bedding items. It has a unique product and distribution network which differentiates it from its competitors. Exponent provides best of class engineering and scientific consulting through its 400 PHD’s currently on staff. Sabre Corp. has a dominant position in North America supplying mission critical software to airlines and the travel industry. Omnicell makes drug delivery systems for hospitals that improves safety and lowers costs. Actuant Corp. has leading market positions in niche manufacturing products, most of which involve hydraulics. The company has a long history of strong operating results and we believe excellent capital allocation. Avery Dennison is the largest maker of labels and related pressure sensitive materials in the world, which allows it to generate strong free cash flow. Axis Capital Holdings is a Bermuda based insurer with strong underwriting results and outstanding capital allocation. Iconix Brand Group is discussed below. Sturm Ruger is a leading firearms maker. The company enjoys high barriers to

Semi-Annual Report | October 31, 2014	3

Shareholder Letter

October 31, 2014 (Unaudited)

entry, strong brands, and broad distribution which translate into consistent free cash flow generation and very high returns on invested capital.

Sells include Albemarle, Conversant, Heartland Payment Systems, Iconix Brand Group, and Select Comfort. Albemarle is a well-managed specialty chemicals company that made an acquisition that did not make sense to us. With acquisition related risk rising, we decided to reallocate capital to the new purchases above. Conversant was a material contributor to performance during the period and is discussed below. Heartland Payment Systems was another good investment for us. We owned it for nearly five years. During that time, we enjoyed high double digit average annual returns as the company’s stock price compounded faster than its value. Consequently, a margin of safety no longer existed for us and we sold it at our estimate of fair value. No matter how much we like a business, we will sell it when we no longer enjoy a margin of safety in terms of estimated value over price. Iconix Brand Group is a company we have owned for several years and it has been an excellent investment for us. We repurchased it during the third quarter, not being able to buy all we wanted at prices that we found attractive. However, the stock rallied further so we sold our stake as we no longer had a margin of safety. Select Comfort was an excellent investment for us, but it also rallied and reached our estimate of fair value faster than we anticipated, so we sold it to reallocate capital to more companies with a greater estimated discount.

Conversant was our largest position going into the third quarter and our largest contributor to performance. During the third quarter, Conversant announced that it was being acquired by Alliance Data Systems, so we were forced sellers. Conversant was an outstanding investment for us, and selling it was bittersweet.

Nu Skin was our largest position at the end of the third quarter, and it was the largest detractor to performance. Nu Skin is a highly profitable, rapidly growing company with the majority of its sales outside the U.S. The company utilizes a direct selling model to distribute its skin care and health related products. A temporary regulatory issue, since resolved, caused an interruption in their rapidly expanding Chinese operations. We believe the long-term fundamentals driving the company’s business remain intact and that this short-term disruption has created an attractive buying opportunity.

We are particularly pleased with the progress we made in improving Vulcan Value Partners Small Cap Fund’s estimated price to value ratio during the period. Overall valuations are still challenging, but our research productivity has helped us overcome a headwind.

I am very proud of the work our entire team did during the period to mitigate risk and improve our long-term prospective returns. The market did us no favors in the period. Still, we were able to execute our investment philosophy and lower estimated price to value ratios, mitigate risk, and improve liquidity. We believe we are well positioned to take advantage of increased volatility when it occurs.

Thank you for your long-term time horizon, patient capital, and confidence in us.

C.T. Fitzpatrick

Chief Executive Officer

4	www.vulcanvaluepartners.com

Shareholder Letter

October 31, 2014 (Unaudited)

[1]

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics, as of October 31, 2014. Morningstar Rating is for the retail share class only; other classes may have different performance characteristics. © 2014 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Vulcan Value Partners (VVPLX) was rated 5 Stars out of 1,509 for the 3-year period against Large Growth Funds. Vulcan Value Partners (VVPSX) was rated 5 Stars out of 614 for the 3-year period against Small Blend Funds. All information in this report is as of the date shown in the upper right hand corner unless otherwise indicated.

²	Please see page 6 and 9 for 1 year and inception to date returns for the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively.

Margin of Safety is a favorable difference between the price of a company’s shares and the estimated intrinsic value of those shares.

Free Cash Flow is a measure of how much a business generates after accounting for capital expenditures. It is calculated as operating cash flow less capital expenditures.

Price to value ratio is a calculation that compares the price of a company’s stock to our appraisal of the company’s intrinsic value. Fair or intrinsic value is our estimate of the price a willing buyer would pay and a willing seller would accept, assuming neither was compelled to enter into a transaction.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the Funds or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Vulcan Value Partners, LLC nor the Funds accept any liability for losses either direct or consequential caused by the use of this information.

Anne Jones is a registered representative of ALPS Distributors, Inc.

Diversification does not assure a profit or protect against loss.

The primary and secondary benchmark indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

Semi-Annual Report | October 31, 2014	5

Fund Overview

October 31, 2014 (Unaudited)

VULCAN VALUE PARTNERS FUND

Average Annual Total Returns (as of 10/31/14)

	1 Year	3 Year	Since Inception*	Expense Ratios
				Total	Net**

Vulcan Value Partners Fund	17.21%	23.24%	16.76%	1.09%	1.09%
S&P 500® Total Return Index***	17.27%	19.77%	15.20%
Russell 1000® Value Index***	16.46%	20.42%	15.13%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less that 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of the Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for the fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2015. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.25% of the Fund’s average daily net assets if within three years after the expenses were incurred. Ratios as of the Prospectus dated August 31, 2014.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

6	www.vulcanvaluepartners.com

Fund Overview

October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended October 31, 2014)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)

Semi-Annual Report | October 31, 2014	7

Disclosure of Fund Expenses

October 31, 2014 (Unaudited)

As a shareholder of the Vulcan Value Partners Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2014 and held until October 31, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Fund

	Beginning Account	Ending Account		Expenses Paid During period 5/1/14 - 10/31/14(b)
	Value	Value	Expense
	5/1/14	10/31/14	Ratio(a)

Actual	$ 1,000.00	$ 1,092.90	1.07%	$ 5.64
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.81	1.07%	$ 5.45

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

8	www.vulcanvaluepartners.com

Fund Overview

October 31, 2014 (Unaudited)

VULCAN VALUE PARTNERS SMALL CAP FUND

Average Annual Total Returns (as of 10/31/14)

			Since Inception*	Expense Ratios
	1 Year	3 Year		Total	Net**

Vulcan Value Partners Small Cap Fund	8.76%	22.40%	18.51%	1.31%	1.26%
Russell 2000® Value Index***	7.89%	17.94%	13.91%
Russell 2000® Index***	8.06%	18.18%	15.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-877-421-5078.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Subject to investment risks, including possible loss of the principal amount invested.

*	Fund inception date of 12/30/09.

**

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has given a contractual agreement to the Fund that to the extent the Total Annual Fund Operating Expenses (as defined in Item 3 of Form N-1A) with respect to the Fund (exclusive of Acquired Fund Fees and Expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) (“Designated Annual Fund Operating Expenses”) exceed 1.25% of such Fund’s average daily net assets for a particular fiscal year of the Fund, the Adviser will reduce the Management Fee and/or Other Expenses otherwise payable to the Adviser with respect to the Fund for such fiscal year by an amount equal to such excess, and/or the Adviser shall reimburse the Fund by the amount of such excess. This agreement is in effect through August 31, 2015. Without this agreement, expenses could be higher. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent Designated Annual Fund Operating Expenses are less than 1.25% of the Fund’s average daily net assets if within three years after the expenses were incurred. Ratios as of the Prospectus dated August 31, 2014.

***	Indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

Semi-Annual Report | October 31, 2014	9

Fund Overview

October 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended October 31, 2014)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Fund inception date of 12/30/09.

(1)

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

(2)

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index is not actively managed and does not reflect any deductions for fees, expense or taxes. An investor may not invest directly in an index.

Investing in the Fund is subject to investment risks, including possible loss of the principal amount invested.

Industry Allocation (as a % of Net Assets)

10	www.vulcanvaluepartners.com

Disclosure of Fund Expenses

October 31, 2014 (Unaudited)

As a shareholder of the Vulcan Value Partners Small Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2014 and held until October 31, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees or exchange fees. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vulcan Value Partners Small Cap Fund

	Beginning Account	Ending Account		Expenses Paid
	Value	Value	Expense	During period
	5/1/14	10/31/14	Ratio(a)	5/1/14 - 10/31/14(b)

Actual	$ 1,000.00	$ 1,043.80	1.25%	$ 6.44
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Semi-Annual Report | October 31, 2014	11

Statement of Investments	Vulcan Value Partners Fund

October 31, 2014 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (95.87%)
Communications (16.89%)
Internet (2.47%)
eBay, Inc.(a)	596,046	$ 31,292,415

Media (8.75%)
Discovery Communications, Inc., Class C(a)	1,348,952	47,199,830
Time Warner, Inc.	421,075	33,462,830
Walt Disney Co.	331,131	30,258,751

		110,921,411

Telecommunications (5.67%)
Cisco Systems, Inc.	1,341,558	32,827,924
Verizon Communications, Inc.	775,186	38,953,097

		71,781,021

TOTAL COMMUNICATIONS		213,994,847

Consumer, Cyclical (14.87%)
Apparel (1.58%)
LVMH Moet Hennessy Louis Vuitton, SA	118,141	20,078,063

Distribution/Wholesale (2.50%)
Fossil Group, Inc.(a)	311,866	31,704,297

Leisure Time (2.89%)
Sabre Corp.	2,129,684	36,630,565

Lodging (6.05%)
Intercontinental Hotels Group PLC, ADR	277,968	10,565,564
Marriott International, Inc., Class A	328,261	24,865,771
Starwood Hotels & Resorts Worldwide, Inc.	536,775	41,149,171

		76,580,506

Retail (1.85%)
MSC Industrial Direct Co., Inc., Class A	288,867	23,389,561

TOTAL CONSUMER, CYCLICAL		188,382,992

Consumer, Non-cyclical (13.29%)
Commercial Services (4.62%)
Mastercard, Inc., Class A	698,976	58,539,240

12	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

Consumer, Non-cyclical (continued)
Cosmetics/Personal Care (3.66%)
Colgate-Palmolive Co.	283,120	$ 18,935,066
Unilever NV, New York Registry Shares	708,966	27,458,253

		46,393,319

Healthcare-Services (3.50%)
Aetna, Inc.	225,723	18,624,405
WellPoint, Inc.	202,836	25,697,293

		44,321,698

Pharmaceuticals (1.51%)
Express Scripts Holding Co.(a)	248,365	19,079,399

TOTAL CONSUMER, NON-CYCLICAL		168,333,656

Financial (28.54%)
Banks (5.53%)
Bank of New York Mellon Corp.	815,819	31,588,512
State Street Corp.	509,774	38,467,546

		70,056,058

Diversified Financial Services (16.08%)
Aberdeen Asset Management PLC	7,196,745	50,017,378
Franklin Resources, Inc.	897,369	49,902,690
NASDAQ OMX Group, Inc.	870,793	37,670,505
T Rowe Price Group, Inc.	67,750	5,561,598
Visa, Inc., Class A	251,022	60,604,241

		203,756,412

Insurance (6.93%)
Chubb Corp.	371,804	36,942,445
Everest Re Group, Ltd.	297,893	50,835,441

		87,777,886

TOTAL FINANCIAL		361,590,356

Industrial (10.17%)
Aerospace & Defense (2.94%)
The Boeing Co.	297,967	37,219,058

Electronics (0.93%)
Waters Corp.(a)	106,808	11,834,326

Semi-Annual Report | October 31, 2014	13

Statement of Investments	Vulcan Value Partners Fund

October 31, 2014 (Unaudited)

			Value
		Shares	(Note 2)

Industrial (continued)
Miscellaneous Manufacturing (6.30%)
Dover Corp.		294,892	$23,426,221
Parker-Hannifin Corp.		443,576	56,347,459

			79,773,680

TOTAL INDUSTRIAL			128,827,064

Technology (12.11%)
Computers (2.79%)
Apple, Inc.		326,788	35,293,104

Software (9.32%)
Check Point Software Technologies, Ltd.(a)		365,926	27,170,005
Oracle Corp.		2,329,339	90,960,688

			118,130,693

TOTAL TECHNOLOGY			153,423,797

TOTAL COMMON STOCKS (Cost $1,009,778,214)			1,214,552,712

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (5.46%)
Money Market Fund (5.46%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.021%	69,162,877	69,162,877

TOTAL SHORT TERM INVESTMENTS (Cost $69,162,877)			69,162,877

TOTAL INVESTMENTS (101.33%) (Cost $1,078,941,091)			$1,283,715,589

Liabilities In Excess Of Other Assets (-1.33%)			(16,860,606)

NET ASSETS (100.00%)			$1,266,854,983

(a)	Non-Income Producing Security.

14	www.vulcanvaluepartners.com

Vulcan Value Partners Fund	Statement of Investments

October 31, 2014 (Unaudited)

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	15

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (96.57%)
Basic Materials (1.60%)
Chemicals (1.60%)
KMG Chemicals, Inc.	952,085	$ 16,851,905

TOTAL BASIC MATERIALS		16,851,905

Communications (3.06%)
Media (3.06%)
SAI Global, Ltd.	9,002,349	32,126,941

TOTAL COMMUNICATIONS		32,126,941

Consumer, Cyclical (12.06%)
Housewares (2.28%)
Tupperware Brands Corp.	375,594	23,944,117

Leisure Time (2.81%)
Sabre Corp.	1,718,806	29,563,463

Retail (6.97%)
Nu Skin Enterprises, Inc., Class A	1,385,414	73,191,422

TOTAL CONSUMER, CYCLICAL		126,699,002

Consumer, Non-cyclical (10.04%)
Commercial Services (9.12%)
Chemed Corp.	96,984	10,024,266
Insperity, Inc.	1,106,631	34,925,274
Navigant Consulting, Inc.(a)	1,967,923	30,286,335
Universal Technical Institute, Inc.	1,731,701	20,624,559

		95,860,434

Household Products/Wares (0.92%)
Avery Dennison Corp.	206,435	9,671,480

TOTAL CONSUMER, NON-CYCLICAL		105,531,914

Financial (32.76%)
Diversified Financial Services (13.61%)
Ashmore Group PLC	8,587,071	43,769,251
Eaton Vance Corp.	1,437,987	52,961,061
NASDAQ OMX Group, Inc.	718,476	31,081,272

16	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

Financial (continued)
Diversified Financial Services (continued)
Virtus Investment Partners, Inc.	85,020	$ 15,236,434

		143,048,018

Insurance (19.15%)
Axis Capital Holdings Ltd.	623,324	30,006,817
Everest Re Group, Ltd.	251,749	42,960,967
Montpelier Re Holdings, Ltd.	1,007,587	33,391,433
Navigators Group, Inc.(a)	760,221	51,763,448
ProAssurance Corp.	428,749	20,056,878
Safety Insurance Group, Inc.	368,471	22,985,221

		201,164,764

TOTAL FINANCIAL		344,212,782

Industrial (20.99%)
Aerospace/Defense (3.13%)
Curtiss-Wright Corp.	475,585	32,915,238

Electrical Components & Equipment (2.35%)
EnerSys, Inc.	392,853	24,671,168

Electronics (3.73%)
Ituran Location and Control, Ltd.	1,306,104	26,762,071
Woodward, Inc.	243,151	12,451,763

		39,213,834

Engineering & Construction (1.58%)
Exponent, Inc.	207,546	16,566,322

Machinery-Diversified (4.27%)
Lindsay Corp.	511,575	44,865,127

Miscellaneous Manufacturing (3.92%)
Actuant Corp., Class A	461,770	14,633,491
Donaldson Co., Inc.	332,522	13,826,265
Sturm Ruger & Co., Inc.	305,015	12,713,025

		41,172,781

Semi-Annual Report | October 31, 2014	17

Statement of Investments	Vulcan Value Partners Small Cap Fund

October 31, 2014 (Unaudited)

			Value
		Shares	(Note 2)

Industrial (continued)
Transportation (2.01%)
Forward Air Corp.		441,193	$21,119,909

TOTAL INDUSTRIAL			220,524,379

Technology (16.06%)
Computers (1.78%)
Genpact, Ltd.(a)		1,062,689	18,650,192

Semiconductors (2.89%)
Rovi Corp.(a)		1,452,460	30,327,365

Software (11.39%)
ACI Worldwide, Inc.(a)		2,502,757	48,153,045
Fair Isaac Corp.		409,492	25,511,351
MSCI, Inc.		646,005	30,142,593
Omnicell, Inc.(a)		492,070	15,898,782

			119,705,771

TOTAL TECHNOLOGY			168,683,328

TOTAL COMMON STOCKS (Cost $958,407,352)			1,014,630,251

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (1.95%)
Money Market Fund (1.95%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.021%	20,467,018	20,467,018

TOTAL SHORT TERM INVESTMENTS (Cost $20,467,018)			20,467,018

TOTAL INVESTMENTS (98.52%) (Cost $978,874,370)			$1,035,097,269

Other Assets In Excess Of Liabilities (1.48%)			15,509,037

NET ASSETS (100.00%)			$1,050,606,306

(a)	Non-Income Producing Security.

18	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund	Statement of Investments

October 31, 2014 (Unaudited)

Common Abbreviations:

Ltd. - Limited.

PLC - Public Limited Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	19

Statements of Assets and Liabilities

October 31, 2014 (Unaudited)

	Vulcan Value Partners	Vulcan Value Partners
	Fund	Small Cap Fund

ASSETS:
Investments, at value	$1,283,715,589	$1,035,097,269
Receivable for investments sold	30,386,828	15,718,265
Receivable for shares sold	4,933,177	1,846,873
Dividends receivable	776,657	405,461
Other assets	31,161	22,757

Total assets	1,319,843,412	1,053,090,625

LIABILITIES:
Payable for investments purchased	51,655,858	982,911
Payable for shares redeemed	235,722	370,452
Payable to adviser	1,001,644	977,020
Payable for administration fees	29,287	24,819
Payable for transfer agency fees	8,820	75,319
Payable for professional fees	10,848	10,803
Payable for trustee fees and expenses	7,393	10,437
Accrued expenses and other liabilities	38,857	32,558

Total liabilities	52,988,429	2,484,319

NET ASSETS	$1,266,854,983	$1,050,606,306

NET ASSETS CONSIST OF:

Paid-in capital (Note 5)	$987,769,649	$900,271,209
Accumulated net investment income	6,072,949	269,370
Accumulated net realized gain on investments	68,237,887	93,842,828
Net unrealized appreciation in value of investments	204,774,498	56,222,899

NET ASSETS	$1,266,854,983	$1,050,606,306

INVESTMENTS, AT COST	$1,078,941,091	$978,874,370

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$19.89	$19.56
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	63,693,474	53,708,059

 See Accompanying Notes to Financial Statements.

20	www.vulcanvaluepartners.com

Statements of Operations

For the Six Months Ended October 31, 2014 (Unaudited)

	Vulcan Value Partners	Vulcan Value Partners
	Fund	Small Cap Fund

INVESTMENT INCOME:
Dividends	$10,716,826	$7,096,902
Foreign taxes withheld	(149,076)	(182,956)
Other Income	–	17

Total investment income	10,567,750	6,913,963

EXPENSES:
Investment advisory fees (Note 6)	5,455,121	6,113,026
Administrative fees	160,912	157,165
Transfer agency fees	83,578	317,860
Professional fees	16,606	19,509
Custodian fees	53,610	73,143
Trustee fees and expenses	15,833	17,574
Other	61,461	49,794

Total expenses before waiver	5,847,121	6,748,071
Less fees waived/reimbursed by investment adviser (Note 6)	–	(103,478)

Total net expenses	5,847,121	6,644,593

NET INVESTMENT INCOME	4,720,629	269,370

Net realized gain on investments	37,668,922	58,322,666
Net change in unrealized appreciation/(depreciation) of investments	51,898,194	(14,114,799)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	89,567,116	44,207,867

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$94,287,745	$44,477,237

See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	21

Statements of Changes in Net Assets	Vulcan Value Partners Fund

	For the Six
	Months Ended	For the
	October 31, 2014	Year Ended
	(Unaudited)	April 30, 2014

OPERATIONS:
Net investment income	$4,720,629	$5,507,738
Net realized gain on investments and foreign currency transactions	37,668,922	45,057,654
Net change in unrealized appreciation on investments	51,898,194	84,723,466

Net increase in net assets resulting from operations	94,287,745	135,288,858

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net investment income	–	(4,575,383)
From net realized gains on investments	–	(18,524,637)

Net decrease in net assets from distributions	–	(23,100,020)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	299,361,336	410,644,045
Issued to shareholders in reinvestment of distributions	–	19,326,050
Cost of shares redeemed, net of redemption fees	(56,623,152)	(59,627,069)

Net increase from share transactions	242,738,184	370,343,026

Net increase in net assets	337,025,929	482,531,864

NET ASSETS:
Beginning of year	929,829,054	447,297,190

End of period*	$1,266,854,983	$929,829,054

*Includes accumulated net investment income of:	$6,072,949	$1,352,320

See Accompanying Notes to Financial Statements.

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Vulcan Value Partners Small Cap Fund	Statements of Changes in Net Assets

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
OPERATIONS:
Net investment income/(loss)	$269,370	$(371,534)
Net realized gain on investments	58,322,666	59,583,583
Net change in unrealized appreciation/(depreciation) on investments	(14,114,799)	29,817,231
Net increase in net assets resulting from operations	44,477,237	89,029,280

DISTRIBUTIONS TO SHAREHOLDERS (Note 3):
From net realized gains on investments	–	(37,145,114)
Net decrease in net assets from distributions	–	(37,145,114)

SHARE TRANSACTIONS (Note 5):
Proceeds from sales of shares	90,061,232	753,029,272
Issued to shareholders in reinvestment of distributions	–	28,982,662
Cost of shares redeemed, net of redemption fees	(150,178,426)	(192,802,041)
Net increase/(decrease) from share transactions	(60,117,194)	589,209,893

Net increase/(decrease) in net assets	(15,639,957)	641,094,059

NET ASSETS:
Beginning of year	1,066,246,263	425,152,204
End of period*	$1,050,606,306	$1,066,246,263

*Includes accumulated net investment income of:	$269,370	$–

 See Accompanying Notes to Financial Statements.

Semi-Annual Report | October 31, 2014	23

Financial Highlights

For a share outstanding throughout the periods presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:

Net investment income/(loss)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $ 0.005 per share.
(d)	Not annualized.
(e)	Annualized.

 See Accompanying Notes to Financial Statements.

24	www.vulcanvaluepartners.com

Vulcan Value Partners Fund

For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period December 30, 2009 (Inception) to April 30, 2010
$ 18.20	$ 15.28	$ 13.03	$ 11.66	$ 10.57	$ 10.00

0.08(a)	0.14(a)	0.15(a)	0.02(a)	0.01(a)	(0.00)(b)
1.61	3.33	2.35	1.45	1.13	0.57
1.69	3.47	2.50	1.47	1.14	0.57

–	(0.11)	(0.12)	(0.01)	(0.01)	–
–	(0.44)	(0.13)	(0.09)	(0.04)	–
–	(0.55)	(0.25)	(0.10)	(0.05)	–

0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
1.69	2.92	2.25	1.37	1.09	0.57
$ 19.89	$ 18.20	$ 15.28	$ 13.03	$ 11.66	$ 10.57

9.29%(d)	22.84%	19.33%	12.73%	10.82%	5.70%(d)

$ 1,266,855	$ 929,829	$ 447,297	$ 125,087	$ 48,757	$ 12,807

1.07%(e)	1.09%	1.18%	1.51%	2.01%	4.97%(e)
1.07%(e)	1.09%	1.18%	1.50%	1.50%	1.50%(e)

0.87%(e)	0.80%	1.06%	0.16%	0.07%	(0.06%)(e)

30%(d)	56%	24%	49%	44%	24%(d)

Semi-Annual Report | October 31, 2014	25

Financial Highlights

For a share outstanding throughout the periods presented.

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:

Net investment income/(loss)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
From net realized gains on investments
Total distributions

Redemption fees added to paid-in capital
Increase/(decrease) in net asset value
NET ASSET VALUE, END OF PERIOD

Total return

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000’s)

Ratio of expenses to average net assets without fee waivers/reimbursements
Ratio of expenses to average net assets including fee waivers/reimbursements

Net investment income/(loss) to average net assets including fee waivers/reimbursements

Portfolio turnover rate

(a) Per	share numbers have been calculated using the average shares method.
(b) Less	than $0.005 per share.
(c) Less	than $(0.005) per share.
(d) Not	annualized.
(e) Annualized.

 See Accompanying Notes to Financial Statements.

26	www.vulcanvaluepartners.com

Vulcan Value Partners Small Cap Fund

For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Period December 30, 2009 (Inception) to April 30, 2010
$ 18.74	$ 16.97	$ 13.18	$ 13.72	$ 11.60	$ 10.00

0.00(a)(b)	(0.01)(a)	0.03(a)	0.02(a)	(0.09)(a)	(0.00)(c)
0.82	2.76	3.91	0.17	2.55	1.60
0.82	2.75	3.94	0.19	2.46	1.60

–	–	(0.06)	–	–	–
–	(0.98)	(0.09)	(0.73)	(0.34)	–
–	(0.98)	(0.15)	(0.73)	(0.34)	–

0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	–
0.82	1.77	3.79	(0.54)	2.12	1.60
$ 19.56	$ 18.74	$ 16.97	$ 13.18	$ 13.72	$ 11.60

4.38%(d)	16.11%	30.07%	2.10%	21.75%	16.00%(d)

$ 1,050,606	$ 1,066,246	$425,152	$ 40,103	$ 36,363	$ 7,225

1.27%(e)	1.30%	1.38%	1.86%	2.50%	7.31%(e)
1.25%(e)	1.25%	1.28%	1.50%	1.50%	1.50%(e)

0.05%(e)	(0.05%)	0.21%	0.15%	(0.71%)	(0.57%)(e)

36%(d)	70%	57%	57%	60%	33%(d)

Semi-Annual Report | October 31, 2014	27

Notes to Financial Statements

October 31, 2014 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”) is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). As of October 31, 2014, the Trust had 32 registered funds. This semi-annual report describes the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund (each a “Fund” and collectively, the “Funds”). The Vulcan Value Partners Fund seeks to achieve long-term capital appreciation. The Vulcan Value Partners Small Cap Fund seeks to achieve long-term capital appreciation. The Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund are both classified as a non-diversified investment company for purpose of the 1940 Act. As a result of ongoing operations, it is possible either Fund may become a diversified investment company, which would occur at the earliest on or about April, 2015 for Vulcan Value Partners Fund or on or about January, 2015 for Vulcan Value Partners Small Cap Fund. In such case, the Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds are considered an investment company for financial reporting purposes under GAAP. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation:  The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker–dealers that make a market in the security. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

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Notes to Financial Statements

October 31, 2014 (Unaudited)

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each input used to value each Fund’s investments as of October 31, 2014.

Vulcan Value Partners Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$1,214,552,712	$–	$–	$1,214,552,712
Short Term Investments	69,162,877	–	–	69,162,877
TOTAL	$1,283,715,589	$–	$–	$1,283,715,589

Vulcan Value Partners Small Cap Fund:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$938,734,059	$75,896,192	$–	$1,014,630,251
Short Term Investments	20,467,018	–	–	20,467,018
TOTAL	$959,201,077	$75,896,192	$–	$1,035,097,269

(a)	For detailed descriptions, see the accompanying Statements of Investments.

Semi-Annual Report | October 31, 2014	29

Notes to Financial Statements

October 31, 2014 (Unaudited)

The Funds recognize transfers between levels as of the end of period. For the six months ended October 21, 2014, the Funds did not have any transfer between Level 1 and Level 2. For the six months ended October 31, 2014, the Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis, which is the same basis the Funds use for federal income tax purposes. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Expenses that are specific to a Fund are charged directly to that Fund. Expenses that are common to both Funds generally are allocated among the Funds in proportion to their average daily net assets.

Federal Income Taxes: Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the six months ended October 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more

30	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2014 (Unaudited)

than a year. Each Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for each Fund to avoid or reduce taxes.

3. TAX BASIS INFORMATION:

Tax Basis of Investments: As of October 31, 2014, the aggregate cost of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation for federal tax purposes was as follows:

	Vulcan Value Partners Fund	Vulcan Value Partners Small Cap Fund
Gross appreciation (excess of value over tax cost)	$214,432,085	$107,497,969
Gross depreciation (excess of tax cost over value)	(10,249,013)	(52,388,904)

Net unrealized appreciation	$204,183,072	$55,109,065

Cost of investments for income tax purposes	$1,079,532,517	$979,988,204

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by each Fund.

The tax character of distributions paid by the Funds for the fiscal year ended April 30, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain
2014
Vulcan Value Partners Fund	$17,739,758	$5,360,262
Vulcan Value Partners Small Cap Fund	26,859,770	10,285,344

There were no distributions paid by the Funds during the six months ended October 31, 2014.

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities and transfers-in-kind) during the six months ended October 31, 2014 were as follows:

Fund	Purchase of Securities	Proceeds From Sales of Securities
Vulcan Value Partners Fund	$ 613,318,668	$ 308,697,275
Vulcan Value Partners Small Cap Fund	361,304,489	381,470,529

5. CAPITAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds of the Trust have one vote for each share held and a proportionate fraction of a vote for each

Semi-Annual Report | October 31, 2014	31

Notes to Financial Statements

October 31, 2014 (Unaudited)

share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund retained $5,283 and $4,764, respectively, for the six months ended October 31, 2014, and $78,880 and $76,658, respectively, for the year ended April 30, 2014, which is reflected in the “Cost of shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

Transactions in shares of capital stock for the dates listed below were as follows:

Vulcan Value Partners Fund

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
Shares Sold	15,558,690	24,274,979
Shares Issued in Reinvestment of Dividends	–	1,094,860
Less Shares Redeemed	(2,960,358)	(3,545,292)

Net Increase	12,598,332	21,824,547

Vulcan Value Partners Small Cap Fund

	For the Six Months Ended October 31, 2014 (Unaudited)	For the Year Ended April 30, 2014
Shares Sold	4,763,864	40,732,583
Shares Issued in Reinvestment of Dividends	–	1,529,428
Less Shares Redeemed	(7,941,385)	(10,434,040)
Net Increase/(Decrease)	(3,177,521)	31,827,971

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. Vulcan manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds pay Vulcan an annual management fee of 1.00% and 1.15% for Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund, respectively, based on each Fund’s average daily net assets.

Vulcan has contractually agreed with the Funds to limit the amount of each Fund’s total annual expenses (exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.25% of each Fund’s average daily net assets. This agreement is in effect through August 31, 2015 and is reevaluated on an annual basis. Without this agreement, expenses could be higher. The

32	www.vulcanvaluepartners.com

Notes to Financial Statements

October 31, 2014 (Unaudited)

Adviser is permitted to recover expenses it has borne through the agreement described above to the extent that each Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. If the Adviser foregoes any fees and/or reimburses the Funds pursuant to this agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Funds the amount forgone or reimbursed to the extent annual fund operating expenses are less than 1.25% of the Funds’ average daily net assets during any fiscal year following such fiscal year.

Pursuant to the expense limitation agreement between the Adviser and the Trust, each Fund will reimburse the Adviser for any contractual fee waivers and expense reimbursements made by the Adviser, provided that any such reimbursements made by each Fund to the Adviser will not cause the Funds’ expense limitation to exceed expense limitations in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the end of the fiscal year in which fees or expenses were incurred.

For the six months ended October 31, 2014, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/Reimbursed By Adviser	Recoupment of Previously Waived Fees by Adviser
Vulcan Value Partners Fund	$ –	$ –
Vulcan Value Partners Small Cap Fund	103,478	–

As of October 31, 2014, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2017	Expires 2016	Expires 2015	Total
Vulcan Value Partners Fund	$–	$–	$–	$–
Vulcan Value Partners Small Cap Fund	400,224	161,158	124,024	685,406

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of each Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Principal Financial Officer: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ADI) receives an annual fee for providing principal financial officer services to the Funds. Vulcan pays this fee on behalf of the Funds.

Compliance Services: ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Funds. Vulcan pays this fee on behalf of the Funds.

Semi-Annual Report | October 31, 2014	33

Notes to Financial Statements

October 31, 2014 (Unaudited)

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Funds for certain out-of-pocket expenses.

Fund Administrator Fees and Expenses: ALPS serves as administrator to the Funds, and each Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Annual administrative fee, billed monthly in total and allocated to each Fund, in the amount of the greater of (a) $210,000 annual minimum for both Funds (subject to an annual cost of living adjustment increase) or (b) following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.05%
$500M-$1B	0.03%
Above $1B	0.02%

The Administrator is also reimbursed by the Funds for certain out-of-pocket expenses.

7. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

34	www.vulcanvaluepartners.com

Additional Information

October 31, 2014 (Unaudited)

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge on the SEC website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) (866)-759-5679 and (2) on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | October 31, 2014	35

The Funds are neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

This material must be accompanied or preceded by a prospectus.

Managed Accounts are available only for institutional and private clients of Vulcan Value Partners, LLC, a federally registered investment advisor. Vulcan Value Partners Funds are distributed by ALPS Distributors, Inc. Separately Managed Accounts and related investment advisory services are provided by Vulcan Value Partners, LLC, a federally regulated investment advisor. ALPS Distributors, Inc. is not affiliated with Vulcan Value Partners, LLC.

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer) President

Date:	January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer) President

Date:	January 8, 2015

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer) Treasurer

Date:	January 8, 2015